UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1−K

ANNUAL REPORT PURSUANT TO REGULATION A

OF THE SECURITIES ACT OF 1933

For the fiscal year ended December 31, 2024

My Racehorse CA LLC

(Exact name of issuer as specified in its charter)

Nevada	83–0848007
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2456 Fortune Dr., Suite 110, Lexington KY, 40509

(Full mailing address of principal executive offices)

909–740–9175

(Issuer’s telephone number, including area code)

www.myracehorse.com

(Issuer’s website)

Series LLC Interests*

(Title of each class of securities issued pursuant to Regulation A)

(*Certain Series LLC Interests are qualified but not yet issued under Reg. A)

MY RACEHORSE CA LLC

i

Use of Terms

Except as otherwise indicated by the context and for the purposes of this Annual Report on Form 1–K only (the “Annual Report”), references in this Annual Report to “we,” “us,” “our”, “MRH”, “our company”, or the “Company” refer to My Racehorse CA LLC, a Nevada series limited liability company.

Special Note Regarding Forward Looking Statements

The information contained in this Annual Report includes some statements that are not historical and that are considered “forward–looking statements”. Such forward–looking statements include, but are not limited to, statements regarding:

•	our development plans for our business;
•	our strategies and business outlook;
•	the racing prospects for the respective Underlying Assets;
•	potential distributions or dividends of race winnings and other revenue sources;
•	anticipated development of the Company, the Manager and each Series of the Company;
•	the overall growth of the horse racing industry;
•	our compliance with regulatory matters (including the Investment Company Act, Investment Advisers Act and state securities regulations);
•	the development of the MyRacehorse™ Platform (defined below);
•	our future results, performance, liquidity, financial condition, prospects and opportunities; and
•	various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations).

Such statements are based upon information currently available to our company, our management, and our interpretation of what is believed to be significant factors affecting our business, including many assumptions regarding future events.

Forward–looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words like “anticipates”, “believes”, “continue”, “could”, “estimates”, “expects”, “intends”, “may”, “might”, “plans”, “possible”, “potential”, “predicts”, “projects”, “seeks”, “should”, “will”, “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, but the absence of these words does not mean that a statement is not forward–looking. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, these forward–looking statements as a result of various risks, uncertainties and other factors. Actual events or results may differ materially from those discussed in forward–looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” included in our Offering Statement on Form 1–A (the “Original Offering Statement”; file no. 024–10896) filed with the Securities and Exchange Commission (the “Commission” or “SEC”) on September 10, 2018, and qualified by the Commission on February 22, 2019, as amended and supplemented by post–qualification amendments to date, as well as our new Offering Statement on Form 1–A (file no. 024–11808) filed with the SEC on February 22, 2022, and qualified by the Commission on May 2, 2022, as amended and supplemented by post–qualification amendments to date (the “New Offering Statement and together with the Original Offering Statement, the “Offering Statements”) and matters described in this Annual Report generally. In light of these risks and uncertainties, there can be no assurance that the forward–looking statements contained in this Annual Report will in fact occur.

Potential investors should not place undue reliance on any forward–looking statements, and should not make an investment decision based solely on these forward–looking statements. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward–looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Although the forward–looking statements in this Annual Report reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by them. The projections, estimates and expectations are presented in this Annual Report only as a guide about future possibilities and do not represent actual amounts or assured events. All the projections and estimates are based exclusively on our management’s own assessment of our business, the industry in which we work and the economy at large and other operational factors, including capital resources and liquidity, financial condition, fulfillment of contracts and opportunities. Consequently, and because forward–looking statements are inherently subject to risks and uncertainties, the Company cannot guarantee future results, and the actual results and outcomes may differ materially from the results and outcomes discussed in the forward–looking statements. You are urged to carefully review and consider the various disclosures made by us in this Annual Report, in the New Offering Statement (and as amended and supplemented by post–qualification amendments to date) and in our other reports as we attempt to advise interested parties of the risks and factors that may affect our business, financial condition, and results of operations and prospects.

ii

ITEM 1. BUSINESS

Explanatory Note

The Original Offering Statement was filed by the Company on September 10, 2018, and has been amended by the Company on numerous occasions since that date. The Original Offering Statement, as amended by pre–qualification amendments, was qualified by the Commission on February 22, 2019. Since that date, certain post–qualification amendments to the Original Offering Statement have also been qualified by the Commission. On February 22, 2022, the Company filed the New Offering Statement which was qualified by the Commission on May 2, 2022, as amended and supplemented by post–qualification amendments to date. All current active and future offerings have been or will be offered under the New Offering Statement for so long as such offering statement is effective.

The Series already qualified under the Offering Statements as of the date hereof are as follows:

Original Offering Statement (File No. 024–10896)

Series Name	Horse Name (if different)	Qualification Date:
Form 1–A
Series Palace Foal	Ocean Magic 18	February 22, 2019
POS–AM #2
Series De Mystique ’17	Dancing Destroyer	June 6, 2019
POS–AM #3
Series Martita Sangrita 17	Carpe Vinum	July 11, 2019
Series Daddy’s Joy	–	July 11, 2019
Series Vertical Threat	–	July 11, 2019
Series Shake it Up Baby	–	July 11, 2019
Series Tizamagician	–	July 11, 2019
POS–AM #4
Series Power Up Paynter	–	July 25, 2019
Series Two Trail Sioux 17	Annahilate	July 25, 2019
Series Wayne O	–	July 25, 2019
POS–AM #5
Series Big Mel	–	September 6, 2019
POS–AM #6
Series Amandrea	–	October 11, 2019
Series Keertana 18	American Heiress	October 11, 2019
Series Sunny 18	Solar Strike	October 11, 2019
Series Lazy Daisy	–	October 11, 2019

1

POS–AM #7
Series New York Claiming Package (1)	(i) Augusta Moon; and (ii) Hizaam	December 18, 2019
Series The Filly Four (2)	(i) Moonlight d’Oro; (ii) Joyful Addiction; (iii) Lady Valentine; and (iv) Shared Empire	December 18, 2019
POS–AM #8
Series Lane Way	–	February 19, 2020
POS–AM #10
Series Mo Mischief	–	May 13, 2020
Series Deep Cover	–	May 13, 2020
Series Big Mel (Addtl. 9% Interest)	–	May 13, 2020
Series Sunny 18 (Addtl. 9% Interest)	Solar Strike	May 13, 2020
POS–AM #11
Series Popular Demand	–	June 5, 2020
POS–AM #12
Series Authentic	–	June 26, 2020
Series Storm Shooter	–	June 26, 2020
POS–AM #15
Series Thirteen Stripes	–	August 7, 2020
Series Naismith	–	August 7, 2020
Series NY Exacta (3)	(i) Quick Conversation; and (ii) Psychedelic Shack	August 7, 2020
POS–AM #18
Series Apple Down Under 19	Howboutdemapples	October 30, 2020
Series Just Louise 19	Forbidden Kingdom	October 30, 2020
Series Lost Empire 19	Laforgia	October 30, 2020
POS–AM #19
Series Man Among Men	–	November 12, 2020
Series Frosted Oats	–	November 12, 2020
Series Tapitry 19	Infinite Empire	November 12, 2020
Series Classofsixtythree 19	Sixtythreecaliber	November 12, 2020
Series Cayala 19	Provacateur	November 12, 2020
Series Margaret Reay 19	A Mo Reay	November 12, 2020
Series Awe Hush 19	Can’t Hush This	November 12, 2020
Series Exonerated 19	Above Suspicion	November 12, 2020
Series Speightstown Belle 19	Ancient Royalty	November 12, 2020
Series Consecrate 19	Sacred Beauty	November 12, 2020

2

Series Latte Da 19	Inalattetrouble	November 12, 2020
Series Midnight Sweetie 19	Dolce Notte	November 12, 2020
Series Ambleside Park 19	Lookwhogotlucky	November 12, 2020
Series Athenian Beauty 19	Quantum Theory	November 12, 2020
Series Future Stars Stable (4)

(i)       Man Among Men;

(ii)      Frosted Oats;

(iii)     Tapitry 19;

(iv)     Classofsixtythree 19;

(v)      Cayala 19;

(vi)     Margaret Reay 19;

(vii)    Awe Hush 19;

(viii)   Exonerated 19;

(ix)      Speightstown Belle 19;

(x)       Consecrate 19;

(xi)      Latte Da 19;

(xii)     Midnight Sweetie 19;

(xiii)    Ambleside Park 19; and

(xiv)    Athenian Beauty 19

November 12, 2020
Series Collusion Illusion	–	November 12, 2020
POS–AM #23
Series Monomoy Girl	–	April 14, 2021
Series Got Stormy	–	April 14, 2021
Series Social Dilemma	–	April 14, 2021
POS–AM #24 and #25
Series Carrothers	–	April 30, 2021
Series Going to Vegas	–	April 30, 2021
Series Ari the Adventurer 19	Kanthari	April 30, 2021
Series Wonder Upon a Star 19	Star Six Nine	April 30, 2021
Series Echo Warrior 19	Hero Status	April 30, 2021
POS–AM #26
Series Silverpocketsfull 19	Iron Works	May 10, 2021
Series Who’sbeeninmybed 19	Micro Share	May 10, 2021
Series Into Summer 19	Malibu Mayhem	May 10, 2021
Series Mrs Whistler	–	May 10, 2021
Series Race Hunter 19	Chasing Time	May 10, 2021

3

Series Co Cola 19	Search Engine	May 10, 2021
Series Vow	–	May 10, 2021
Series You Make Luvin Fun 19	Magical Ways	May 10, 2021
Series Miss Sakamoto	–	May 10, 2021
Series Courtisane 19	Tap the Gavel	May 10, 2021
Series Grand Traverse Bay 19	Cornice Traverse	May 10, 2021
POS–AM #27
Series Our Miss Jones 19	–	June 23, 2021
Series Margarita Friday 19	Straight No Chaser	June 23, 2021
Series Queen Amira 19	Regal Rebel	June 23, 2021
Series Salute to America	–	June 23, 2021
Series Desire Street 19	Always Hopeful	June 23, 2021
POS–AM #30
Series Duke of Love	–	October 14, 2021
Series War Safe	–	October 14, 2021
Series Tufnel	–	October 14, 2021
Series Classic Cut	–	October 14, 2021
Series Essential Rose 20	Rosie’s Alibi	October 14, 2021
Series Who Runs the World	–	October 14, 2021
Series Balletic	–	October 14, 2021
Series Song of Bernadette 20	Cable Boss	October 14, 2021
POS–AM #32
Series Daring Dancer 20		January 20, 2022
Series Grand Traverse Bay 20		January 20, 2022
Series Chad Brown Bundle (5)	(i) Ein Gedi (ii) Night Combat (iii) Three Jewels	January 20, 2022

New Offering Statement (File No. 024–11808)

Series Name	Horse Name (if different)	Qualification Date:
Form 1–A
Series Margarita Friday 19	Straight No Chaser	April 29, 2022
Series War Safe	–	April 29, 2022
Series Tufnel	–	April 29, 2022
Series Who Runs the World	–	April 29, 2022

4

Series Balletic	–	April 29, 2022
Series Song of Bernadette 20	Cable Boss	April 29, 2022
Series You Make Luvin Fun 19	Magical Ways	April 29, 2022
Series Daring Dancer 20	Boppy	April 29, 2022
Series Chad Brown Bundle	Night Combat Three Jewels Ein Gedi (f.k.a. Splashdown 20)	April 29, 2022
POS–AM #1
Series Fenwick Hall 20	Inspector	May 18, 2022
Series Le Relais 20	Show Your Cards	May 18, 2022
Series Spirit 20	Phantom Ride	May 18, 2022
POS–AM #4
Mo Temptation	–	August 3, 2022
Moonbow 20	Cumberland Falls	August 3, 2022
My Fast One 20	One Fast Dream	August 3, 2022
Helicopter Money	–	August 3, 2022
I’m a Looker 20	Pioneer Prince	August 3, 2022
Stay Fabulous	–	August 3, 2022
POS–AM #5
Series Smart Shopping 21	Seize the Grey	September 6, 2022
Series Patsy’s Kim 21	Lady Blitz	September 6, 2022
POS–AM #8
One Last Night 21	–	November 29, 2022
Sarrocchi 21	–	November 29, 2022
Elarose 21	Secret Crush	November 29, 2022
Song of the Lark 21	–	November 29, 2022
Enchante 21		November 29, 2022
POS–AM #9
Royal Duet (6)	San Saria 21 La Cuvee 21	February 23, 2023
Kindle 21	–	February 23, 2023

5

POS-AM #13
Adaay in Asia	–	September 27, 2023
Knarsdale 21	–	September 27, 2023
Alliford Bay 21	–	September 27, 2023
Lovesick 21	–	September 27, 2023
Tamboz 21	–	September 27, 2023
POS-AM#14
Blue Curl 22	–	October 26, 2023
Savvy Sassy 22	–	October 26, 2023
Ishvana 21	–	October 26, 2023
POS-AM#15
Brandy 22	–	November 7, 2023
POS-AM #17
The New York Bred Bundle	Manhattan Twist Miss American Pie Bares Tripper 22 Intellectual and Saratoga Warrior	January 30, 2024
The Incredi-Bundle	Incredible Nina Fever 22 and Madame Secretary	January 30, 2024
Blue Devil	–	January 30, 2024
POS-AM#18
Clair De Lune 22	–	July 10, 2024
POS-AM#19
Formidable Kitt 22	–	August 9, 2024
POS-AM#20
Stylishly 23	–	August 22, 2024
Malibu Bonnie 23	–	August 22, 2024
Spaxamillion 23	–	August 22, 2024
POS-AM#21
Blip Says Bye 23	–	November 21, 2024
POS-AM#22
Seeking a Star 23	–	December 20, 2024
POS-AM#23
STG Broodmare Band (7)	–	January 24, 2025
POS-AM#24
Thank You Note 23	–	March 27, 2025
Magic Belle 23	–	March 27, 2025

___________________

(1) Series New York Claiming Package is comprised of two (2) horses, (i) a 2016 Filly named, Augusta Moon, and (ii) a 2015 Colt named, Hizaam. On December 22, 2019, Augusta Moon, one of the two Underlying Assets of Series New York Claiming Package, was claimed/purchased from a race for $35,000. See below for more information.

(2) Series The Filly Four is comprised of four (4) horses, (i) a 2018 Filly named, Moonlight d’Oro (formerly Venetian Sonata 18), (ii) a 2018 Filly named, Joyful Addiction (formerly My Sweet Addiction 18), (iii) a 2018 Filly named, Lady Valentine (formerly My Lady Lauren 18), and (iv) a 2018 Filly named, Shared Empire (formerly Sapucai 18).

6

(3) Series NY Exacta is comprised of two (2) horses, (i) a 2018 Filly named Quick Conversation, and (ii) a 2018 Colt named Psychedelic Shack.

(4) Series Future Stars Stable is comprised of fourteen (14) horses, (i) a 2019 Colt named, Man Among Men, (ii) a 2019 Filly named, Frosted Oats, (iii) a 2019 Filly named, Infinite Empire (formerly Tapitry 19), (iv) a 2019 Filly named, Sixtythreecaliber (formerly Classofsixtythree 19), (v) a 2019 Colt named, Provocateur (formerly Cayala 19), (vi) a 2019 Filly named, A Mo Reay (formerly Margaret Reay 19), (vii) a 2019 Colt named, Can’t Hush This (formerly Awe Hush 19), (viii) a 2019 Filly named, Above Suspicion (formerly Exonerated 19), (ix) a 2019 Colt named, Ancient Royalty (formerly Speightstown Belle 19), (x) a 2019 Filly named, Sacred Beauty (formerly Consecrate 19), (xi) a 2019 Filly named Inalattetrouble (formerly Latte Da 19), (xii) a 2019 Filly named, Dolce Notte (formerly Midnight Sweetie 19), (xiii) a 2019 Colt named, Lookwhogotlucky (formerly Ambleside Park 19), and (xiv) a 2019 Colt named, Quantum Theory (formerly Athenian Beauty 19).

(5) Series Chad Brown Bundle is comprised of three (3) horses, (i) a 2020 Filly named Night Combat, (ii) a 2020 Colt named Three Jewels and (iii) a 2020 Filly named Ein Gedi.

(6) Series Royal Duet is comprised of two (2) horses, (i) a 2021 Filly named San Saria 21 and (ii) a 2021 Colt named La Cuvee 21.

(7) Series STG Broodmare Band is comprised of four (4) horses, (i) a 2019 Broodmare named Joke Sisi (CHI) in foal to Arcangelo, (ii) a 2018 Broodmare named Community Adjusted in foal to Quality Road, (iii) a 2020 Broodmare named Natural Beauty in foal to Violence, (iv) a 2019 Broodmare named Tiffany’s Mo in foal to Liam’s Map.

Active Series

Of such Series, the following Series Interests have been qualified under Regulation A and are actively selling Series Interests as of the date hereof:

Series Membership Interests Overview
Active Offerings (Previously Qualified)
		Number of	Price to Public	Underwriting	Proceeds to
		Shares		Discounts and	Issuer (3)
				Commissions
				(1)(2)
Blue Devil	Per Unit	1	$75.00	$0.75	$74.25
	Total Maximum	5,100	$382,500.00	$3,825.00	$378,675.00

Thank You Note 23	Per Unit	1	$144.00	$1.44	$142.56
	Total Maximum	5,000	$720,000.00	$7,200.00	$712,800.00

7

Closed Offerings

Of such Series, the following Series Interests have been qualified under Regulation A and have subsequently either been terminated or closed after selling out of such Series Interests as of the date hereof:

Series Membership Interests Overview
Closed/ Terminated Offerings
		Number of	Price to Public	Underwriting	Proceeds to
		Shares		Discounts and	Issuer (3)
				Commissions
				(1)(2)
Series Carrothers	Per Unit	1	$101.00	$1.01	$99.99
	Total Maximum	5,100	$515,100.00	$5,151.00	$509,949.00

Series Echo Warrior 19	Per Unit	1	$58.00	$0.58	$57.42
	Total Maximum	6,000	$348,000.00	$3,480.00	$344,520.00

Series Vow	Per Unit	1	$179.00	$1.79	$177.21
	Total Maximum	2,000	$358,000.00	$3,580.00	$354,420.00

Series Miss Sakamoto	Per Unit	1	$54.00	$0.54	$53.46
	Total Maximum	6,000	$324,000.00	$3,240.00	$320,760.00

Series Our Miss Jones 19	Per Unit	1	$156.00	$1.56	$154.44
	Total Maximum	1,200	$187,200.00	$1,872.00	$185,328.00

Series Desire Street 19	Per Unit	1	$201.00	$2.01	$198.99
	Total Maximum	1,020	$205,020.00	$2,050.20	$202,969.80

Series Duke of Love	Per Unit	1	$142.00	$1.42	$140.58
	Total Maximum	2,000	$284,000.00	$2,840.00	$281,160.00

Series Essential Rose 20	Per Unit	1	$105.00	$1.05	$103.95
	Total Maximum	10,000	$1,050,000.00	$10,500.00	$1,039,500.00

Series Grand Traverse Bay 20	Per Unit	1	$121.00	$1.21	$119.79
	Total Maximum	750	$90,750.00	$907.50	$89,842.50

Series Daring Dancer 20	Per Unit	1	$135.00	$1.35	$133.65
	Total Maximum	750	$101,250.00	$1,012.50	$100,237.50

Series Chad Brown Bundle	Per Unit	1	$234.00	$2.34	$231.66
	Total Maximum	5,000	$1,170,000.00	$11,700.00	$1,158,300.00

8

Series Song of Bernadette 20	Per Unit	1	$97.00	$0.97	$96.03
	Total Maximum	5,100	$494,700.00	$4,947.00	$489,753.00

Fenwick Hall 20	Per Unit	1	$202.00	$2.02	$199.98
	Total Maximum	1,200	$242,400.00	$2,424.00	$239,976.00

Series War Safe	Per Unit	1	$146.00	$1.46	$144.54
	Total Maximum	2,000	$292,000.00	$2,920.00	$289,080.00

Spirit 20	Per Unit	1	$84.00	$0.84	$83.16
	Total Maximum	3000	$252,000.00	$2,520.00	$249,480.00

Series Margarita Friday 19	Per Unit	1	$166.00	$1.66	$164.34
	Total Maximum	2000	$332,000.00	$3,320.00	$328,680.00

Series Tufnel	Per Unit	1	$62.00	$0.62	$61.38
	Total Maximum	5,200	$322,400.00	$3,224.00	$319,176.00

Series Who Runs the World	Per Unit	1	$104.00	$1.04	$102.96
	Total Maximum	5100	$530,400.00	$5,304.00	$525,096.00

Series Balletic	Per Unit	1	$80.00	$0.80	$79.20
	Total Maximum	10000	$800,000.00	$8,000.00	$792,000.00

Le Relais 20	Per Unit	1	$165.00	$1.65	$163.35
	Total Maximum	3,000	$495,000.00	$4,950.00	$490,050.00

Stay Fabulous	Per Unit	1	$124.00	$1.24	$122.76
	Total Maximum	2,500	$310,000.00	$3,100.00	$306,900.00

My Fast One 20	Per Unit	1	$165.00	$1.65	$163.35
	Total Maximum	2,000	$330,000.00	$3,300.00	$326,700.00

Moonbow 20	Per Unit	1	$86.00	$0.86	$85.14
	Total Maximum	2,500	$215,000.00	$2,150.00	$212,850.00

Helicopter Money	Per Unit	1	$67.00	$0.67	$66.33
	Total Maximum	3,000	$201,000.00	$2,010.00	$198,990.00

Series You Make Luvin Fun 19	Per Unit	1	$75.00	$0.75	$74.25
	Total Maximum	6,000	$450,000.00	$4,500.00	$445,500.00

Mo Temptation	Per Unit	1	$87.00	$0.87	$86.13
	Total Maximum	3,500	$304,500.00	$3,045.00	$301,455.00

9

I'm a Looker 20	Per Unit	1	$145.00	$1.45	$143.55
	Total Maximum	4,000	$580,000.00	$5,800.00	$574,200.00

Smart Shopping 21	Per Unit	1	$127.00	$1.27	$125.73
	Total Maximum	5,000	$635,000.00	$6,350.00	$628,650.00

Sarrocchi 21	Per Unit	1	$128.00	$1.28	$126.72
	Total Maximum	5,000	$640,000.00	$6,400.00	$633,600.00

Elarose 21	Per Unit	1	$64.00	$0.64	$63.36
	Total Maximum	10,000	$640,000.00	$6,400.00	$633,600.00

Song of the Lark 21	Per Unit	1	$137.00	$1.37	$135.63
	Total Maximum	2,550	$349,350.00	$3,493.50	$345,856.50

Patsy's Kim 21	Per Unit	1	$133.00	$1.33	$131.67
	Total Maximum	5,000	$665,000.00	$6,650.00	$658,350.00

One Last Night 21	Per Unit	1	$113.00	$1.13	$111.87
	Total Maximum	3,000	$339,000.00	$3,390.00	$335,610.00

Enchante 21	Per Unit	1	$99.00	$0.99	$98.01
	Total Maximum	6,000	$594,000.00	$5,940.00	$588,060.00

Kindle 21	Per Unit	1	$71.00	$0.71	$70.29
	Total Maximum	5,500	$390,500.00	$3,905.00	$386,595.00

Royal Duet	Per Unit	1	$202.00	$2.02	$199.98
	Total Maximum	5,100	$1,030,200.00	$10,302.00	$1,019,898.00

Savvy Sassy 22	Per Unit	1	$148.00	$1.48	$146.52
	Total Maximum	3,750	$555,000.00	$5,550.00	$549,450.00

Ishvana 21	Per Unit	1	$68.00	$0.68	$67.32
	Total Maximum	5,100	$346,800.00	$3,468.00	$343,332.00

Knarsdale 21	Per Unit	1	$112.00	$1.12	$110.88
	Total Maximum	5,100	$571,200.00	$5,712.00	$565,488.00

Alliford Bay 21	Per Unit	1	$93.00	$0.93	$92.07
	Total Maximum	3,750	$348,750.00	$3,487.50	$345,262.50

Lovesick 21	Per Unit	1	$39.00	$0.39	$38.61
	Total Maximum	13,333	$519,987.00	$5,199.87	$514,787.13

10

Tamboz 21	Per Unit	1	$103.00	$1.03	$101.97
	Total Maximum	6,500	$669,500.00	$6,695.00	$662,805.00

Brandy 22	Per Unit	1	$85.00	$0.85	$84.15
	Total Maximum	9,000	$765,000.00	$7,650.00	$757,350.00

The Incredi- Bundle	Per Unit	1	$108.00	$1.08	$106.92
	Total Maximum	10,200	$1,101,600.00	$11,016.00	$1,090,584.00

Blue Curl 22	Per Unit	1	$81.00	$0.81	$80.19
	Total Maximum	5,100	$413,100.00	$4,131.00	$408,969.00

Adaay In Asia	Per Unit	1	$82.00	$0.82	$81.18
	Total Maximum	5,100	$418,200.00	$4,182.00	$414,018.00

The NY Bred Bundle	Per Unit	1	$225.00	$2.25	$222.75
	Total Maximum	5,100	$1,147,500.00	$11,475.00	$1,136,025.00

Clair De Lune 22	Per Unit	1	$83.00	$0.83	$82.17
	Total Maximum	5,000	$415,000.00	$4,150.00	$410,850.00

Stylishly 23	Per Unit	1	$228.00	$2.28	$225.72
	Total Maximum	5,000	$1,140,000.00	$11,400.00	$1,128,600.00

Formidable Kitt 22	Per Unit	1	$132.00	$1.32	$130.68
	Total Maximum	5,000	$660,000.00	$6,600.00	$653,400.00

Malibu Bonnie 23	Per Unit	1	$79.00	$0.79	$78.21
	Total Maximum	10,000	$790,000.00	$7,900.00	$782,100.00

Spanxamillion 23	Per Unit	1	$174.00	$1.74	$172.26
	Total Maximum	5,000	$870,000.00	$8,700.00	$861,300.00

Blip Says Bye 22	Per Unit	1	$78.00	$0.78	$77.22
	Total Maximum	10,000	$780,000.00	$7,800.00	$772,200.00

Seeking a Star 23	Per Unit	1	$118.00	$1.18	$116.82
	Total Maximum	3,000	$354,000.00	$3,540.00	$350,460.00

STG Broodmare Band	Per Unit	1	$235.00	$2.35	$232.65
	Total Maximum	5,000	$1,175,000.00	$11,750.00	$1,163,250.00

Magic Belle 23	Per Unit	1	$1,200.00	$12.00	$1,188.00
	Total Maximum	300	$360,000.00	$3,600.00	$356,400.00

(1)	The Company has engaged Dalmore Group, LLC (“Dalmore”), Member FINRA/SIPC, to act as the broker/dealer of record for all offerings and, thus, they will be entitled to a Brokerage Fee as reflected and described in greater detail under “Plan of Distribution and Subscription Procedure – Broker” and “– Fees and Expenses” and per the Broker–Dealer Agreement as described in the Offering Statements.

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(2)	No underwriter has been engaged in connection with the offering of Series Interests (the “Offering”). The securities being offered in the New Offering Statement will only be offered through Dalmore Group LLC, which acts as the broker/dealer of record and is a registered broker dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend to distribute all offerings of membership interests in any series of the Company principally through the MyRacehorse™ Platform as described in greater detail under “Plan of Distribution and Subscription Procedure” as described in the Offering Statement.

(3)	The use of proceeds for each Series described in the Offering Statements assumes a fully subscribed Series, including interests previously issued under prior offerings of the applicable Series Interests, if any.

(4)	The Company has authorized an offering of up to 600 series interests in Vertical Threat. The Company previously sold 63 series interests in Vertical Threat pursuant to an exemption based California intrastate offering permit (the “Prior Vertical Threat Sale”). These series interests were sold for $210 per series interest, the same price as in the Series Vertical Threat Offering. As a result, the Company is only offering a total of 537 Series Vertical Threat Interests in the Series Vertical Threat Offering under Regulation A. On November 6, 2021, Vertical Threat, the 2017 Colt that was the Underlying Asset for the Series Vertical Threat, died. See also the Company’s Form 1–U filed with the SEC on November 10, 2021.

(5)

On December 30, 2019, the Company approved a forward split of the Series Membership Interests of Series Big Mel (the “Series Big Mel Interests”), at a ratio of 5–for–1 (the “Split”). As a result of the foregoing, the total number of Series Big Mel Interests held by each member of Series Big Mel only will be converted automatically into the number of Series Big Mel Interests equal to (i) the number of issued and outstanding Series Big Mel Interests held by such member immediately prior to the Split, multiplied by (ii) 5. No fractional Series Big Mel Interests will be issued, and no cash or other consideration will be paid. The Series Big Mel Interests are held in electronic form with the Company’s transfer agent. Members do not have to take any action as the effect of the Split will be automatically reflected in each member’s online account. Immediately after the Split, each member’s percentage ownership interest in Series Big Mel will remain unchanged. The rights and privileges of the Series Big Mel members will be otherwise unaffected by the Split. As a result of the Split, the terms of the Series Big Mel Offering will be proportionally adjusted as follows: (i) the Total Maximum of Series Big Mel Interests offered will be increased to 5,100 and (ii) the price per Series Big Mel Interest will be decreased to $121. The overall value of Series Big Mel, including the aggregate offering amount of $617,100 and the corresponding use of proceeds will remain unchanged. The practical effect of the Split is to allow the Company to issue Series Big Mel Interests in smaller increments than originally contemplated without affecting any existing member’s percentage interests in Series Big Mel or the overall economics of the Series Big Mel Offering. See also the Company’s Form 1–U filed with the SEC on December 30, 2019.

On March 25, 2020, the Company acquired an additional 9% interest in Big Mel, taking its total interest to 60%. As such, the Company has added an additional 900 Series Big Mel Interests to the Original Offering Statement to be qualified on the same terms as previously sold such that 6,000 total Series Big Mel Interests are authorized in Series Big Mel.

On December 9, 2020, the Company purchased the remaining 40% ownership interest in Big Mel. As a result, Series Big Mel will now hold a 100% interest in Big Mel. In exchange, Series Big Mel now also has responsibility for 100% of the operating expenses associated with Big Mel. See also the Company’s Form 1–U filed with the SEC on December 11, 2020.

On August 5, 2021, Big Mel was retired from racing and will be re–trained as an off track thoroughbred horse. After making the applicable, pro rata distribution payment to members of Series Big Mel, net of any and all expenses, the Manager intends to terminate and wind up Series Big Mel because Series Big Mel would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on August 10, 2021.

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(6)

On March 25, 2020, the Company acquired an additional 9% interest in Solar Strike (Series Sunny 18), taking its total interest to 60%. As such, the Company has added an additional 900 Series Sunny 18 Interests to the Original Offering Statement to be qualified on the same terms as previously sold such that 6,000 Series Sunny 18 Interests are authorized in Series Sunny 18.

On July 27, 2020, the Company elected to geld Solar Strike due to health and safety concerns. Solar Strike still has the ability to race but will no longer be able to breed. In connection with the gelding, the Company and Spendthrift entered into an amendment to the Solar Strike Co–Ownership Agreement to clarify the right to geld and the effect of gelding on breeding rights and bonuses. See also the Company’s Form 1–U filed with the SEC on July 28, 2020.

On November 23, 2020, the Company purchased the remaining 40% ownership interest in Solar Strike, the 2018 Colt that is the Underlying Asset of Series Sunny 18. As a result, Series Sunny 18 will now hold a 100% interest in Solar Strike. In exchange, Series Sunny 18 now also has responsibility for 100% of the operating expenses associated with Solar Strike. See also the Company’s Form 1–U filed with the SEC on November 30, 2020.

On July 19, 2020, the Series Sunny 18 Offering was sold out and closed.

On July 20, 2021, Solar Strike was sold for nominal value to a qualified individual. After making the applicable, pro rata distribution payment to members of Series Sunny 18, net of any and all expenses, the Manager intends to terminate and wind up Series Sunny 18 because Series Sunny 18 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on July 26, 2021.

(7)

Series The Filly Four is comprised of four (4) horses, (i) a 2018 Filly named, Venetian Sonata 18, (ii) a 2018 Filly named, My Sweet Addiction 18, (iii) a 2018 Filly named, My Lady Lauren 18, and (iv) a 2018 Filly named, Sapucai 18.

As of April 1, 2022, the Manager is closing the account for Series The Filly Four which has held ownership interests in four 2018 fillies – Shared Empire (Pioneer of the Nile out of Sapucai), Lady Valentine (Into Mischief out of My Lady Lauren), Joyful Addiction (Munnings out of My Sweet Addiction) and Moonlight d’Oro (Medaglia d’Oro out of Venetian Sonata). All four fillies retired from racing for Series The Filly Four and have been sold. Moonlight d’Oro is the final sale as of April 1, 2022. The sale of Moonlight d’Oro was completed via a private sale instead of public auction and this necessitated the amendment of the November 25, 2019 Agreement of Purchase of Sale and Co–Ownership (the “Co–Ownership Agreement”). The amendment to the Co–Ownership Agreement is titled “Addendum to Agreement of Purchase, Sale, and Co–Ownership”, is dated as of March 31, 2022. See also the Company’s Form 1–U filed with the SEC on February 24, 2022. After making the pro rata distribution payment, if any, to members of Series The Filly Four, net of any and all Expenses, the Manager intends to terminate and wind–up Series The Filly Four because Series The Filly Four would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on April 6, 2022.

(8)	Series NY Exacta is comprised of two (2) horses, (i) a 2018 Filly named, Quick Conversation, and (ii) a 2018 Colt named, Psychedelic Shack

(9)

Series Future Stars Stable is comprised of fourteen (14) horses, (i) a 2019 Colt named, Man Among Men, (ii) a 2019 Filly named, Frosted Oats, (iii) a 2019 Filly named, Infinite Empire (formerly Tapitry 19), (iv) a 2019 Filly named, Sixtythreecaliber (formerly Classofsixtythree 19), (v) a 2019 Colt named, Provocateur (formerly Cayala 19), (vi) a 2019 Filly named, A Mo Reay (formerly Margaret Reay 19), (vii) a 2019 Colt named, Can’t Hush This (formerly Awe Hush 19), (viii) a 2019 Filly named, Above Suspicion (formerly Exonerated 19), (ix) a 2019 Colt named, Ancient Royalty (formerly Speightstown Belle 19), (x) a 2019 Filly named, Sacred Beauty (formerly Consecrate 19), (xi) a 2019 Filly named Inalattetrouble (formerly Latte Da 19), (xii) a 2019 Filly named, Dolce Notte (formerly Midnight Sweetie 19), (xiii) a 2019 Colt named, Lookwhogotlucky (formerly Ambleside Park 19), and (xiv) a 2019 Colt named, Quantum Theory (formerly Athenian Beauty 19.

On December 18, 2020, the Company filed Post–Qualification Amendment No. 20 to its offering statement on Form 1–A with the SEC and disclosed that all of the Series Interests offered for Series Future Stars Stable were sold out as of November 21, 2020. However, certain investors that tried to purchase Series Interests of Series Future Stars Stable were not able to complete their transaction because of failed ACH payment attempts. As a result, the Company is reoffering only those remaining amounts of Series Interests in Series Future Stars Stable that were not sold.

On April 26, 2021, Ancient Royalty, one of the underlying assets of Series Future Stars Stable, died. The Company held mortality insurance on Ancient Royalty. See the Company’s Form 1–U filed with the SEC on April 30, 2021. Due to the value of mortality insurance and the large volume of other assets in Series Future Stars Stable, the Series Future Stars Stable Offering will remain active.

On May 11, 2021, the Series Future Stars Stable Offering was sold out and closed.

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(10)	Series Action Bundle is comprised of three (3) horses: (i) a 2017 Filly named His Glory, (ii) a 2015 Filly named Altea, and (iii) a 2016 Filly named Bohemian Bourbon.

(11)	On April 2, 2021, the Company purchased the remaining 20% ownership interest in Deep Cover, the 2018 Colt that is the Underlying Asset of Series Deep Cover. As a result, Series Deep Cover will now hold a 100% interest in Deep Cover. In exchange, Series Deep Cover now also has responsibility for 100% of the operating expenses associated with Deep Cover as of March 28, 2021. See also the Company’s Form 1–U filed with the SEC on April 6, 2021.

(12)	The Company has authorized an offering of up to 600 series interests in Carpe Vinum (f.k.a. Martita Sangrita 17). The Company previously sold 24 series interests in Carpe Vinum pursuant to an exemption based California intrastate offering permit (the “Prior Carpe Vinum Sale”). These series interests were sold for $320 per series interest, the same price as in the Series Martita Sangrita 17 Offering. As a result, the Company is only offering a total of 576 Series Martita Sangrita 17 Interests in the Series Martita Sangrita 17 Offering under Regulation A.

(13)	The Company has authorized an offering of up to 600 series interests in Tizamagician. The Company previously sold 261 series interests in Tizamagician pursuant to an exemption based California intrastate offering permit (the “Prior Tizamagician Sale”). These series interests were sold for $320 per series interest, the same price as in the Series Tizamagician Offering. As a result, the Company is only offering a total of 339 Series Tizamagician Interests in the Series Tizamagician Offering under Regulation A.

(14)	On March 9, 2021, the Company purchased the remaining 40% ownership interest in Lane Way, the 2017 Colt that is the Underlying Asset of Series Lane Way. As a result, Series Lane Way will now hold a 100% interest in Lane Way. In exchange, Series Lane Way now also has responsibility for 100% of the operating expenses associated with Lane Way. See also the Company’s Form 1–U filed with the SEC on March 15, 2021.

(15)	As of December 31, 2020, Series Interests in Series Collusion Illusion were fully subscribed. However, certain investors that tried to purchase Series Interests in Series Collusion Illusion were not able to complete their transaction either because of (a) failed ACH payment attempts, or (b) a cancellation/refund of such transaction. As a result, the Company is reoffering only those remaining amounts of Series Interests in Series Collusion Illusion that were not sold.

(16)	On December 30, 2020, the Company purchased the remaining 45% ownership interest in Amandrea, the 2016 Filly that is the Underlying Asset of Series Amandrea, for $11,250. As a result, Series Amandrea will now hold a 100% interest in Amandrea. In exchange, Series Amandrea now also has responsibility for 100% of the operating expenses associated with Amandrea. See also the Company’s Form 1–U filed with the SEC on January 6, 2021.

(17)	On July 12, 2021, Amandrea was sold at public auction as a broodmare prospect for $7,000. After making the applicable, pro rata distribution payment to members of Series Amandrea, net of any and all expenses, the Manager intends to terminate and wind up Series Amandrea because Series Amandrea would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on July 16, 2021.

(18)	On September 24, 2021, Mo Mischief, the Underlying Asset of Series Mo Mischief, was entered into a claiming race. Mo Mischief was claimed and thereby sold for $25,000, the listed claiming price. In addition, Mo Mischief won the claiming race and thus earned net race earnings from the race a portion of which are revenues to Series Mo Mischief. After making the applicable, pro rata distribution payment to members of Series Mo Mischief, net of any and all expenses, the Manager intends to terminate and wind up Series Mo Mischief because Series Mo Mischief would no longer have any assets or liabilities See also the Company’s Form 1–U filed with the SEC on September 30, 2021.

(19)	On October 15, 2021, the Company announced the retirement of Popular Demand, the Underlying Asset of Series Popular Demand, due to repetitive injuries which were deemed too risky to continue pursuing a racing career. Popular Demand had no breeding or residual value and was donated to an off–the–track program for re–homing. After making the pro rata distribution payment to members of Series Popular Demand, net of any and all Expenses, the Manager intends to terminate and wind up Series Popular Demand because Series Popular Demand would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on October 21, 2021.

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(20)	On September 22, 2021, Monomoy Girl, the Underlying Asset of Series Monomoy Girl, was retired from racing. Monomoy Girl was acquired pursuant to a racing lease arrangement. The racing lease provided that, in the event the horse was retired, the horse owner was obligated to return a pro rata portion of the lease fee remaining for Series Monomoy Girl. As a result, a pro rata portion of the lease fee was returned to Series Monomoy Girl. After making the distribution payment to members of Series Monomoy Girl, net of any and all Expenses, the Manager intends to terminate and wind up Series Monomoy Girl because Series Monomoy Girl would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on September 22, 2021.

(21)	On November 8, 2021, Got Stormy, the Underlying Asset of Series Got Stormy, was retired from racing. Got Stormy was acquired pursuant to a racing lease arrangement and the retirement was anticipated. After making any pro rata distribution payment (if any) to members of Series Got Stormy, net of any and all Expenses, the Manager intends to terminate and wind–up Series Got Stormy because Series Got Stormy would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 12, 2021.

(22)	On or about January 23, 2022, Malibu Mayhem, a 2019 Colt, the Underlying Asset of Series Into Summer 19 suffered injuries to his left front sesamoids at Santa Anita race track. It was determined on January 24, 2022 to have surgery performed and that the injuries were career ending. After making the pro rata distribution payment, if any, to members of Series Into Summer 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series Into Summer 19 because Series Into Summer 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on January 27, 2022.

(23)	As of January 25, 2022, the Manager is closing the account for Howboutdemapples, a 2019 filly, the Underlying Asset of Series Apple Down Under 19 following a November 24, 2021 race at Churchill Downs where Howboutdemapples was claimed for $50,000. After making any pro rata distribution payment, if any, to members of Series Apple Down Under 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series Apple Down Under 19 because Series Apple Down Under 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on January 27, 2022.

(24)	As of February 15, 2022, the Manager is closing the account for Sacred Beauty, a 2019 filly, the Underlying Asset of Series Consecrate 19 following a February 11, 2022 race at Golden Gate where Sacred Beauty was claimed for $16,000. After making the pro rata distribution payment, if any, to members of Series Consecrate 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series Consecrate 19 because Series Consecrate 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 23, 2022.

(25)	As of February 15, 2022, the Manager has determined to retire and close the account for Power Up Paynter, a 2017 gelding. After making any pro rata distribution payment, if any, to members of Series Power Up Paynter, net of any and all Expenses, the Manager intends to terminate and wind–up Series Power Up Paynter because Series Power Up Paynter would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 23, 2022.

(26)	As of February 19, 2022, the Manager is closing the account for Series Athenian Beauty 19 that owns Quantum Theory, a 2019 colt, following a February 19, 2022 race at Gulfstream Park where Quantum Theory was claimed for $35,000. After making the pro rata distribution payment, if any, to members of Series Athenian Beauty 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series Athenian Beauty 19 because Series Athenian Beauty 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 24, 2022.

(27)	As of March 15, 2022, the Manager is closing the account for Series Wonder Upon A Star 19 that owns Star Six Nine, a 2019 colt, due to a decision to retire the colt from racing. Star Six Nine has no breeding or residual value and is being donated to an off–the–track program for re–homing. After making the pro rata distribution payment, if any, to members of Series Wonder Upon A Star 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series Wonder Upon A Star 19 because Series Wonder Upon A Star 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on March 13, 2022. See also the Company’s Form 1–U filed with the SEC on March 18, 2022.

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(28)	On August 4, 2022, Show Your Cards, the underlying asset of Series Le Relais 20, was humanely euthanized. The Company held mortality insurance on Show Your Cards. After making the applicable, pro rata distribution payment to members of Series Le Relais 20, net of any and all expenses, the Manager intends to terminate and wind-up Series Le Relais 20 because Series Le Relais 20 will no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on August 8, 2022.

(29)	On November 7, 2022, Going to Vegas, underlying asset of Series Going to Vegas, was sold for $765,000.00 at Fasig Tipton Night of the Stars Sale. The Series Going to Vegas owned 51% of the horse. After making the applicable, pro rata distribution payment to members of Series Going to Vegas, net of any and all expenses, the Manager intends to terminate and wind up Series Going to Vegas because Series Going to Vegas would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 10, 2022.

(30)	On November 7, 2022, A Mo Reay, underlying asset of Series Margaret Raey 19, was sold for $164,000.00 at Fasig Tipton Night of the Stars Sale. The Series Margaret Raey 19 owned 41% of the horse. After making the applicable, pro rata distribution payment to members of Series Margaret Raey 19, net of any and all expenses, the Manager intends to terminate and wind up Series Margaret Raey 19 because Series Margaret Raey 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 10, 2022.

(31)	On November 8, 2022, Dolce Notte, underlying asset of Series Midnight Sweetie 19, was sold for $106,600.00 at the Keeneland November Breeding Stock Sale. The Series Midnight Sweetie 19 owned 41% of the horse. After making the applicable, pro rata distribution payment to members of Series Midnight Sweetie 19, net of any and all expenses, the Manager intends to terminate and wind up Series Midnight Sweetie 19 because Series Midnight Sweetie 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 10, 2022.

(32)	On November 10, 2022, Cornice Traverse, underlying asset of Series Grand Traverse Bay 19, was sold for $24,000.00 at the Keeneland November Breeding Stock Sale. The Series Grand Traverse Bay 19 owned 75% of the horse. After making the applicable, pro rata distribution payment to members of Series Grand Traverse Bay 19, net of any and all expenses, the Manager intends to terminate and wind up Series Grand Traverse Bay 19 because Series Grand Traverse Bay 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 10, 2022.

(33)	On November 17, 2022, Provocateur, underlying asset of Series Cayala 19, was sold for $82,000.00 at the Keeneland November Breeding Stock Sale. The Series Cayala 19 owned 41% of the horse. After making the applicable, pro rata distribution payment to members of Series Cayala 19, net of any and all expenses, the Manager intends to terminate and wind up Series Cayala 19 because Series Cayala 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 23, 2022.

(34)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.

(35)	As of December 3, 2022, the Manager is closing the account for Series Carrothers that owns 51% of Carrothers, following being claimed at Gulfstream Park for $25,000.00. After making the pro rata distribution payment, if any, to members of Series Carrothers, net of any and all Expenses, the Manager intends to terminate and wind–up Series Carrothers because Series Carrothers would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on December 7, 2022.

(36)	On January 4, 2023, Tizamagician, underlying asset of Series Tizamagician, was sold for $60,000.00 to a third party breeding farm. The Series Tizamagician owned 60% of the horse. After making the applicable, pro rata distribution payment to members of Series Tizamagician, net of any and all expenses, the Manager intends to terminate and wind up Series Tizamagician because Series Tizamagician would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on January 9, 2023.

(37)	As of January 27, 2023, the Manager is closing the account for Series Salute to America that owns 100% of Salute to America, following being claimed at Aqueduct Racetrack for $25,000.00. After making the pro rata distribution payment, if any, to members of Series Salute to America, net of any and all Expenses, the Manager intends to terminate and wind–up Series Salute to America because Series Salute to America would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 2, 2023.

(38)	On February 1, 2023, Thirteen Stripes, underlying asset of Series Thirteen Stripes, was sold for $2,500.00 to a third party privately. The Series Thirteen Stripes owned 100% of the horse. The Manager does not expect there to be any distribution, but will distribute to member of Series Thirteen Stripes such member’s pro-rata share of all remaining assets, if any, (which only consist of cash) of Series Thirteen Stripes, after accounting for (i) the net sale proceeds, the remaining balance of unused insurance and unused cash reserves for upkeep fees, training, and prepaid expenses, if any (ii) less related Expenses. See also the Company’s Form 1–U filed with the SEC on February 2, 2023.

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(39)	On January 31, 2023, Above Suspicion, underlying asset of Series Exonerated 19, was sold for $33,000.00 to a third party privately. The Series Exonerated 19 owned 41% of the horse. A 10% interest of Above Suspicion was also held as one of several Underlying Assets held by Series Future Stars Stable. The Manager does not expect there to be any distribution, but will distribute to member of Series Exonerated 19 such member’s pro-rata share of all remaining assets, if any, (which only consist of cash) of Series Exonerated 19, after accounting for (i) the net sale proceeds, the remaining balance of unused insurance and unused cash reserves for upkeep fees, training, and prepaid expenses, if any (ii) less related Expenses. See also the Company’s Form 1–U filed with the SEC on February 2, 2023.

(40)	On February 7, 2023, Infinite Empire, underlying asset of Series Tapitry 19, was sold for $92,000.00 to a third party breeding farm. The Series Tapitry 19 owned 41% of the horse. A 10% interest of Infinite Empire was also held as one of several Underlying Assets held by Series Future Stars Stable. After making the applicable, pro rata distribution payment to members of Series Tapitry 19, net of any and all expenses, the Manager intends to terminate and wind up Series Tapitry 19 because Series Tapitry 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 9, 2023.

(41)	As of February 12, 2023, the Manager is closing the account for Series Stay Fabulous that owns 75% of Stay Fabulous, following being claimed at Oaklawn Park for $30,000.00. After making the distribution payment, if any, to members of Series Stay Fabulous, net of any and all Expenses, the Manager intends to terminate and wind–up Series Stay Fabulous because Series Stay Fabulous would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 16, 2023.

(42)	As of February 20, 2023, the Manager is closing the account for Series Naismith that owns 100% of Naismith, following being claimed at Santa Anita Park for $32,000.00. After making the distribution payment, if any, to members of Series Naismith, net of any and all Expenses, the Manager intends to terminate and wind–up Series Naismith because Series Naismith would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on February 24, 2023.

(43)	As of April 12, 2023, the Manager is closing the account for Series War Safe that owns War Safe, a 2019 gelding, due to a decision to retire the gelding from racing. After making the distribution payment, if any, to members of Series War Safe net of any and all Expenses, the Manager intends to terminate and wind–up Series War Safe because Series War Safe would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on April 17, 2023.

(44)	As of April 12, 2023, the Manager is closing the account for Series NY Exacta that owns Quick Conversation, a 2018 mare, due to a decision to retire the mare from racing. After making the distribution payment, if any, to members of Series NY Exacta net of any and all Expenses, the Manager intends to terminate and wind–up Series NY Exacta because Series NY Exacta would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on April 17, 2023.

(45)	On April 14, 2023, Series Tufnel has purchased from third party owners a 48% interest in a 2020 colt named Tufnel. Prior to April 14, 2023, Series Tufnel owned 52% of Tufnel and now owns 100% of the colt and shall have sole responsibility for the management of the colt including operating expenses. The 48% interest was purchased in the amount of $14,400 from Spendthrift Farm LLC and Brad Cox Colts Group pursuant to a written agreement. The Company intends to continue to operate Series Tufnel and try to maximize the racing career and asset value of the colt. See also the Company’s Form 1–U filed with the SEC on April 17, 2023.

(46)	As of April 21, 2023, the Manager is closing the account for Series You Make Luvin Fun 19 that owns Magical Ways, following being claimed at Aqueduct Racetrack for $40,000.00. After making the prorata distribution payment, if any, to members of Series You Make Luvin Fun 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series You Make Luvin Fun 19 because Series You Make Luvin Fun 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on April 25, 2023.

(47)	As of April 20, 2023, the Company and Spendthrift Farm, LLC, a Kentucky limited liability company (“Spendthrift”) entered into an “Agreement of Sale and Termination of Co-Ownership” (the “Agreement”). The Agreement relates to a 2019 colt Kanthari which is an asset of My Racehorse CA, LLC Series Ari The Adventurer 19. Pursuant to the Agreement, the Company purchased Spendthrift’s 49% interest in Kanthari and thereby became the 100% owner of the colt. The Agreement effectively terminates the “Agreement of Purchase, Sale and Co-Ownership” for Kanthari which was signed by the parties on or about April 1, 2021 (the “Co-Ownership Agreement”). The Agreement terminates all future obligations of the Company and Spendthrift under the Co-Ownership Agreement. In particular, responsibility for training and other bills incurred by Kanthari after April 20, 2023 shifts from Spendthrift to the Company. Further, Spendthrift is no longer responsible for paying Company a bonus in the event Kanthari wins a Grade 1 race and the Company is no longer responsible for reimbursing Spendthrift for training fees previously incurred by Spendthrift. The Company intends to continue to operate Series Ari the Adventurer 19 and try to maximize the racing career and asset value of the colt. See also the Company’s Form 1–U filed with the SEC on April 25, 2023.

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(48)	As of July 22, 2023, the Manager is closing the account for Series Fenwick Hall 20 that owns 60% of Inspector, following being claimed at Saratoga Racecourse for $25,000.00. After making the distribution payment, if any, to members of Series Fenwick Hall 20, net of any and all Expenses, the Manager intends to terminate and wind–up Series Fenwick Hall 20 because Series Fenwick Hall 20 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on July 26, 2023.

(49)	On October 27, 2023 it was determined that Ishvana 21, the underlying asset of Series Ishvana 21, suffered a career ending injury and shares would not be offered for sale.

(50)	On November 8, 2023, Sixtythreecaliber, underlying asset of Series Classofsixtythree 19, was sold for $400,000.00 at the Fasig Tipton Night of the Stars Sale. The Series Classofsixtythree 19 owned 50% of the horse. A 10% interest of Sixtythreecaliber was also held as one of several Underlying Assets held by Series Future Stars Stable. After making the applicable, pro rata distribution payment to members of Classofsixtythree 19, net of any and all expenses, the Manager intends to terminate and wind up Series Classofsixtythree 19 because Series Classofsixtythree 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 13, 2023.

(51)	As of January 25, 2024, the Manager is closing the account for Series My Fast One 20 that owns 100% of One Fast Dream, following being claimed at Gulfstream Park for $12,500.00. After making the distribution payment, if any, to members of Series My Fast One 20, net of any and all Expenses, the Manager intends to terminate and wind–up Series My Fast One 20 because Series My Fast One 20 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on January 29, 2024.

(52)	On February 15, 2024, Micro Share, underlying asset of Series Who’sbeeninmybed 19, was retired and sold as a broodmare to Co-Owner Spendthrift Farm. The Series Who’sbeeninmybed 19 owned 51% of the horse. The Manager does not expect there to be any distribution, but will distribute to member of Series Who’sbeeninmybed 19 such member’s pro-rata share of all remaining assets, if any, (which only consist of cash) of Series Who’sbeeninmybed 19, after accounting for (i) the net sale proceeds, the remaining balance of unused insurance and unused cash reserves for upkeep fees, training, and prepaid expenses, if any (ii) less related Expenses. See also the Company’s Form 1–U filed with the SEC on February 16, 2024.

(53)	On May 27, 2024, Forbidden Kingdom, underlying asset of Series Just Louise 19, was sold for $310,000.00 at the Fasig Tipton May Digital Sale. The Series Just Louise 19 owned 50% of the horse . After making the applicable, pro rata distribution payment to members of Just Louise 19, net of any and all expenses, the Manager intends to terminate and wind up Series Just Louise 19 because Series Just Louise 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on May 30, 2024.

(54)	On May 27, 2024, Man Among Men, underlying asset of Series Man Among Men, was sold for $220,000.00 at the Fasig Tipton May Digital Sale. The Series Man Among Men owned 41% of the horse and Series Future Stars Stable owned 10% of the colt. After making the applicable, pro rata distribution payment to members of Man Among Men, net of any and all expenses, the Manager intends to terminate and wind up Series Man Among Men because Series Man Among Men would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on May 30, 2024.

(55)	On July 9, 2024, My Racehorse CA LLC Series Smart Shopping 21, a Nevada series limited liability company (“Series Smart Shopping 21”) which owns 100% of “Seize the Grey” as its underlying asset, and Gainesway Thoroughbreds Ltd., a Kentucky corporation (the “Purchaser”) entered into a purchase and sale agreement (the “Purchase Agreement”) whereby Series Smart Shopping 21 (i) sold the breeding rights for Seize the Grey to Purchaser and (ii) agreed upon certain additional rights and restrictions related to the racing rights of Seize the Grey prior to breeding, each on the terms and conditions set forth below.

Sale of Breeding Interest

As set forth in the Purchase Agreement, Series Smart Shopping 21 sold 90% of the breeding rights to Seize the Grey to Purchase at a valuation of $3,500,000 for the entire breeding rights. This base purchase price shall be wired to Series Smart Shopping 21 by Purchaser on July 20, 2024. Series Smart Shopping 21 has retained a 10% interest in the breeding rights of Seize the Grey as part of the sale of the breeding rights.

In addition, the purchase price will increase if Seize the Grey is declared the official winner (dead heat excluded) of the following races, with Purchaser obligated to pay Series Smart Shopping 21 the following:

•	2024 Travers Stakes Win: $3 million.
•	2024 Breeders' Cup Classic Win: $4 million.
•	Other 2024 Grade 1 Win: $1 million for the first that is not the Travers or the BC Classic, and $1 million for each subsequent Grade 1.
•	Additional $1 million bonus if Seize the Grey wins the Eclipse Award for champion 3-year-old male.

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Agreement on Racing Interest; Retirement Date

As part of the consideration related to the sale of the breeding rights underlying Seize the Grey, the Purchaser and Series Smart Shopping 21 agreed on the future racing schedule for Seize the Grey and his ultimate retirement date. Specifically, the parties have agreed that Seize the Grey shall be retired from racing immediately following the conclusion of the 2024 Breeders’ Cup World Championships, unless Seize the Grey is performing (either top three or within less than one length of the official winner of such race), in which case Seize the Grey can continue to race in certain circumstances as provided in the Purchase Agreement.

Bill of Sale; Syndicate Agreement

As a condition of the sale of the breeding interests of Seize the Grey to the Purchaser, the parties entered into a formal bill of sale. Additionally, Series Smart Shopping 21 and Purchaser entered into a syndicate agreement to govern the rights and obligations of the parties related to the remaining 10% of breeding rights that Series Smart Shopping 21 retained as part of the sale of the breeding interests to the Purchaser. See also the Company’s Form 1–U filed with the SEC on July 15, 2024.

(56)	As of August 1, 2024, the Manager is closing the account for Series Adaay in Asia that owns 51% of Adaay in Asia, following being claimed in the 3rd race at Del Mar for $32,000.00 on July 25, 2024. After making the distribution payment, if any, to members of Series Adaay in Asia, net of any and all Expenses, the Manager intends to terminate and wind–up Series Adaay in Asia because Series Adaay in Asia would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on August 5, 2024.

(57)	As of August 2, 2024, the Manager is closing the account for Series Looker 20 that owns 100% of Pioneer Prince, following being claimed in the 6th race at Del Mar for $32,000.00 on August 1, 2024. After making the distribution payment, if any, to members of Series Looker 20, net of any and all Expenses, the Manager intends to terminate and wind–up Series Looker 20 because Series Looker 20 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on August 5, 2024.

(58)	On November 4, 2024 Rosie’s Alibi, underlying asset of Series Essential Rose 20, was sold as a broodmare prospect for $725,000.00 at Fasig Tipton Night of the Stars Sale. The Series Essential Rose 20 owned 100% of the horse. After making the applicable, pro rata distribution payment to members of Series Essential Rose 20, net of any and all expenses, the Manager intends to terminate and wind up Series Essential Rose 20 because Series Essential Rose 20 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 8, 2024.

(59)	On November 7, 2024 Guinivere, underlying asset of Series The Royal Duet, was sold as a broodmare prospect for $90,000.00 at the Keeneland November Breeding Stock Sale. The Series The Royal Duet owned 51% of the horse. After making the applicable, pro rata distribution payment to members of Series The Royal Duet, net of any and all expenses, the Manager intends to terminate and wind up Series The Royal Duet because Series The Royal Duet would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 12, 2024.

(60)	On November 8, 2024 Balletic, underlying asset of Series Balletic, was sold as a broodmare prospect for $80,000.00 at Keeneland November Breeding Stock Sale. The Series Balletic owned 100% of the horse. After making the applicable, pro rata distribution payment to members of Series Balletic, net of any and all expenses, the Manager intends to terminate and wind up Series Balletic because Series Balletic would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on November 12, 2024.

(61)	As of December 5, 2024, the Manager is closing the account for Series Echo Warrior 19 that owns 60% of Hero Status, following a December 1, 2024 race at Churchill Downs where Hero Status was claimed for $80,000.00. After making the distribution payment, if any, to members of Series Echo Warrior 19, net of any and all Expenses, the Manager intends to terminate and wind–up Series Echo Warrior 19 because Series Echo Warrior 19 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on December 5, 2024.

(62)	On March 18, 2025 Fancy Quality, underlying asset of Series One Last Night 21, was sold as a broodmare prospect for $22,000.00 at the Fasig Tipton 2025 March Digital Sale. The Series One Last Night 21 owned 60% of the horse. After making the applicable, pro rata distribution payment to members of Series One Last Night 21, net of any and all expenses, the Manager intends to terminate and wind up Series One Last Night 21 because Series One Last Night 21 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on March 19, 2025.

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(63)	The following offerings were terminated/closed:

•	On February 6, 2020, the Series Palace Foal Offering was terminated prior to any securities being offered.
•	On September 6, 2019, the Series De Mystique ’17 Offering was sold out and closed.
•	On October 18, 2019, the Series Martita Sangrita 17 Offering was sold out and closed.
•	On September 23, 2019, the Series Daddy’s Joy Offering was sold out and closed.
•	On January 22, 2020, Shake it Up Baby died. The Company held mortality insurance on Shake it Up Baby. See the Company’s Form 1–U filed with the SEC on February 6, 2020.
•	On September 9, 2019, the Series Tizamagician Offering was sold out and closed.
•	On October 11, 2019, the Series Power Up Paynter Offering was sold out and closed.
•	On October 26, 2019, the Series Wayne O Offering was sold out and closed.
•	On or around November 30, 2020, Wayne O, the 2017 Colt that is the Underlying Asset of Series Wayne O, was gelded. See also the Company’s Form 1–U filed with the SEC on November 30, 2020.
•	On December 22, 2019, Augusta Moon, one of the two Underlying Assets of Series New York Claiming Package, was claimed/purchased from a race for $35,000. The sale contains no other material terms and conditions. As a result of Augusta Moon being sold, the Company plans to issue a dividend of $65.93 per each Series New York Claiming Package Membership Interest which dividend represents such member’s pro rata share of the sale proceeds from the claim, the unused training reserve, unused insurance and the unrealized manager fee. See also the Company’s Form 1–U filed with the SEC on December 30, 2019. As a result of the claiming of Augusta Moon, the Series New York Claiming Package Offering was closed.
•	On May 25, 2020, the Series Lane Way Offering was sold out and closed.
•	On June 1, 2020, the Series Big Mel Offering was sold out and closed.
•	On July 9, 2020, Annahilate, the 2017 Colt that is the Underlying Asset for Series Two Trail Sioux 17, suffered a fracture to his lateral sesamoid in his front left limb after a workout. Although this injury is not life threatening, the nature of this injury is career ending. Because Annahilate will no longer be able to generate revenue since he will need to be retired from racing, the Series Two Trail Sioux 17 was closed. As a result, the Manager will terminate and wind up Series Two Trail Sioux 17 because Series Two Trail Sioux 17 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on July 15, 2020.
•

On July 28, 2020, the Company elected to geld Solar Strike due to health and safety concerns. Solar Strike still has the ability to race and generate revenues but will no longer be able to breed. In connection with the gelding, the Company and Spendthrift entered into an amendment to the Solar Strike Co–Ownership Agreement to clarify the right to geld and the effect of gelding on breeding rights and bonuses. See also the Company’s Form 1–U filed with the SEC on July 28, 2020. As a result, the Series Sunny 18 offering was closed.

On July 20, 2021, Solar Strike was sold for nominal value to a qualified individual due to Solar Strike’s training history and having been gelded. After making the applicable, pro rata distribution payment to members of Series Sunny 18, net of any and all expenses, the Manager intends to terminate and wind up Series Sunny 18 because Series Sunny 18 would no longer have any assets or liabilities. See also the Company’s Form 1–U filed with the SEC on July 26, 2021.

•	On September 18, 2020, the Series Vertical Threat Offering was sold out and closed.
•	On September 18, 2020, the Series Amandrea Offering was sold out and closed.
•	On September 18, 2020, the Series Keertana 18 Offering was sold out and closed.
•	On September 18, 2020, the Series Lazy Daisy Offering was sold out and closed.
•	On September 18, 2020, the Series The Filly Four Offering was sold out and closed.
•	On September 18, 2020, the Series Mo Mischief Offering was sold out and closed.
•	On September 18, 2020, the Series Deep Cover Offering was sold out and closed.
•	On September 18, 2020, the Series Popular Demand Offering was sold out and closed.
•	On September 18, 2020, the Series Authentic Offering was sold out and closed.
•	On September 18, 2020, the Series Storm Shooter Offering was sold out and closed.
•	On September 18, 2020, the Series Naismith Offering was sold out and closed.
•	On September 18, 2020, the Series NY Exacta Offering was sold out and closed.
•	On September 18, 2020, the Series Thirteen Stripes Offering was sold out and closed.
•	On November 9, 2020, Authentic, the 2017 Colt that is the Underlying Asset for Series Authentic, was retired from racing and began his stud career. See also the Company’s Form 1–U filed with the SEC on November 12, 2020.

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•	On November 16, 2020, the Series Man Among Men Offering was sold out and closed.
•	On November 17, 2020, the Series Frosted Oats Offering was sold out and closed.
•	On November 16, 2020, the Series Tapitry 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Classofsixtythree 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Margaret Reay 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Awe Hush 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Exonerated 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Speightstown Belle 19 Offering was sold out and closed.
•	On April 26, 2021, Ancient Royalty, the underlying asset of Series Speightstown Belle 19, died. The Company held mortality insurance on Ancient Royalty. See the Company’s Form 1–U filed with the SEC on April 30, 2021.
•	On November 17, 2020, the Series Latte Da 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Midnight Sweetie 19 Offering was sold out and closed.
•	On November 16, 2020, the Series Ambleside Park 19 Offering was sold out and closed.
•	On November 16, 2020, the Series Athenian Beauty 19 Offering was sold out and closed.
•	On January 16, 2021, the Series Apple Down Under 19 Offering was sold out and closed.
•	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
•	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
•	On April 14, 2021, the Series Just Louise 19 Offering was sold out and closed.
•	On May 6, 2021, the Series Lost Empire 19 Offering was sold out and closed.
•	On May 11, 2021, the Series Future Stars Stable Offering was sold out and closed.
•	On January 4, 2021, the Series Collusion Illusion Offering was sold out and closed.
•	On June 2, 2021, the Series Monomoy Girl Offering was sold out and closed.
•	On June 24, 2021, the Series Got Stormy Offering was sold out and closed.
•	On June 24, 2021, the Series Social Dilemma Offering was sold out and closed.
•	On July 18, 2021, the Series Going to Vegas Offering was sold out and closed.
•	On May 21, 2021, the Series Ari the Adventurer 19 Offering was sold out and closed.
•	On June 25, 2021, the Series Wonder Upon a Star 19 Offering was sold out and closed.
•	On August 6, 2021, the Series Silverpocketsfull 19 Offering was sold out and closed.
•	On November 18, 2020, the Series Cayala 19 Offering was sold out and closed.
•	On November 17, 2020, the Series Consecrate 19 Offering was sold out and closed.
•	On August 11, 2021, the Series Co Cola 19 Offering was sold out and closed.
•	On August 20, 2021, the Series Who’sbeeninmybed 19 Offering was sold out and closed.
•	On September 22, 2021, the Series Into Summer 19 Offering was sold out and closed.
•	On September 24, 2021, the Series Race Hunter19 Offering was sold out and closed.
•	On October 29, 2021, the Series Courtisane 19 Offering was sold out and closed.
•	On October 3, 2021, the Series Grand Traverse Bay 19 Offering was sold out and closed.
•	On August 25, 2021, the Series Queen Amira 19 Offering was sold out and closed.
•	On August 30, 2021, the Series Salute to America Offering was sold out and closed.
•	On February 22, 2022, the Series Classic Cut was sold out and closed.
•	On April 20, 2022, the Series Essential Rose was sold out and closed.
•	On April 20, 2022, the Series Carrothers was sold out and closed.
•	On April 20, 2022, the Series Our Miss Jones 19 was sold out and closed.
•	On April 20, 2022, the Series Desire Street 19 was sold out and closed.
•	On April 20, 2022, the Series Duke of Love was closed.
•	On April 20, 2022, the Series Echo Warrior 19 sold out and closed.
•	On April 20, 2022, the Series Vow was sold out and closed.
•	On April 20, 2022, the Series Miss Sakamoto was sold out and closed.
•	On April 20, 2022, the Series Grand Traverse Bay 20 was sold out and closed.
•	On May 6, 2022, the Series Daring Dancer 20 was sold out and closed.

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•	On May 6, 2022, the Series Chad Brown Bundle was sold out and closed.
•	On May 6, 2022, the Series Song of Bernadette 20 was sold out and closed.
•	On May 11, 2022, the Series War Safe was sold out and closed.
•	On May 31, 2022, the Series Fenwick Hall 20 was sold out and closed.
•	On June 9, 2022, the Series Spirit 20 was sold out and closed.
•	On August 3, 2022, the Series Le Relais 20 was sold out and closed.
•	On August 10, 2022, the Series Margarita Friday 19 was sold out and closed.
•	On August 10, 2022, the Series Balletic was sold out and closed.
•	On August 10, 2022, the Series Tufnel was sold out and closed.
•	On August 10, 2022, the Series Who Runs the World was sold out and closed.
•	On August 23, 2022, the Series My Fast One 20 was sold out and closed.
•	On August 23, 2022, the Series Helicopter Money was sold out and closed.
•	On August 24, 2022, the Series Stay Fabulous was sold out and closed.
•	On August 25, 2022, the Series Moonbow 20 was sold out and closed.
•	On October 20, 2022, the Series You Make Lovin Fun was sold out and closed.
•	On October 20, 2022, the Series Mo Temptation was sold out and closed.
•	On October 20, 2022, the Series I’m a Looker 20 was sold out and closed.
•	On November 1, 2022, the Series Smart Shopping 21 was sold out and closed.
•	On January 11, 2023 the Series Sarrocchi 21 was sold out and closed.
•	On January 13, 2023 the Series Song of the Lark 21 was sold out and closed.
•	On January 19, 2023 the Series Elarose 21 was sold out and closed.
•	On January 28, 2023 the Series Patsy’s Kim 21 was sold out and closed.
•	On February 23, 2023 the Series One Last Night 21 was sold out and closed.
•	On March 18, 2023 the Series Kindle 21 was sold out and closed.
•	On August 15, 2023 the Series Royal Duet was sold out and closed.
•	On October 27, 2023 the Series Ishvana 21 was closed prior to offering any shares.
•	On November 10, 2023 the Series Savvy Sassy 22 was sold out and closed.
•	On November 6, 2023 the Series Alliford Bay 21 was sold out and closed.
•	On November 6, 2023 the Series Lovesick 21 was sold out and closed.
•	On November 9, 2023 the Series Tamboz 21 was sold out and closed.
•	On November 24, 2023 the Series Brandy 22 was sold out and closed.
•	On February 10, 2024 the Series Blue Curl 22 was sold out and closed.
•	On February 28, 2024 the Series Adaay in Asia was sold out and closed.
•	On May 11, 2024 the Series Incredi-Bundle was sold out and closed.
•	On July 11, 2024 the Series New York Bred Bundle was sold out and closed.
•	On October 11, 2024 the Series Clair De Lune 22 was sold out and closed.
•	On November 20, 2024 the Series Formidable Kitt 22 was sold out and closed.
•	On November 25, 2024 the Series Stylishly 23 was sold out and closed.
•	On February 26, 2025 the Series Malibu Bonnie 23 was sold out and closed.
•	On February 26, 2025 the Series Seeking a Star 23 was sold out and closed.
•	On March 5, 2025 the Series STG Broodmare Band was sold out and closed.
•	On March 13, 2025 the Series Blip Says Bye 23 was sold out and closed.
•	On March 29, 2025 the Series Spanxamillion 23 was sold out and closed.
•	On March 29, 2025 the Series Magic Belle 23 was sold out and closed.

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Description of the Business – Business of the Company (Overview)

MyRacehorse democratizes the ownership of racehorses and allows fans to experience the thrill, perks and benefits of ownership at a fraction of the historical cost. This includes everything from the behind–the–scenes engagements with the horse, the jockey and trainers as well as exclusive on–track experiences and their pro–rata share of any financial gains that the ownership may create.

The Company, in collaboration with the manager, Experiential, has quickly emerged as what management believes to be one of the most successful stables in horse racing over the past several years. The Company has recorded 204 wins (out of 1061 races run since operations began in 2016 and won four of the most prestigious races in the sport, the Kentucky Derby (2020 – Authentic), The Preakness Stakes (2024 – Seize the Grey), the Breeders’ Cup Classic (2020 – Authentic) and the Breeders’ Cup Sprint (2024 – Straight No Chaser). MyRacehorse was named the 2020 “New Owner of the Year” by the OwnerView in a joint effort between industry leaders, The Jockey Club and the Thoroughbred Owners and Breeders’ Association. The award “recognizes a new Thoroughbred owner who has been successful in the sport and has had a positive impact on the industry.” This is in large part due to the depth and breadth of the racing and bloodstock team employed by Experiential. They have over 100 years combined experiences buying, selling and managing thoroughbred racehorses. The team members are extremely active in working with all stakeholders that have influences on the outcomes of the racehorse. They have unencumbered access and authority over the trainers, jockeys, racing secretaries, and veterinarians, all key stakeholders in the career of a racehorse. The manager has also built out a robust team of content developers that keeps the Investors abreast of the critical aspects of their racehorse. These updates are delivered in the form of video, text, live streams and photos through the MyRacehorse™ Platform.

The Company was formed in the state of Nevada as a series limited liability company on December 27, 2016. There is limited historical financial information about us upon which to base an evaluation of our performance. We are an emerging growth business with limited operating history. We cannot guarantee that we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns, such as increases in marketing costs, increases in administration expenditures associated with daily operations, increases in accounting and audit fees, and increases in legal fees related to filings and regulatory compliance.

Racehorse Ownership Interests

The Company, through individual Series, intends to purchase interests in thoroughbred horses. The Series’ percentage ownership in a specific horse is determined on a series–by–series basis. In all Series, the Company and its Manager will maintain sufficient management, authority, control and input into the initial due diligence and subsequent day–to–day operating decisions (which may be delegated to certain trainers, stable hands, veterinarians, etc., subject to the authority of the Manager), including training, maintenance and upkeep of an Underlying Asset in order to add value to the Series. In all Series, the Manager has authority, control and access to the key stakeholders in the day to day training of the racehorse allowing the Manager to make key decisions that include, but are not limited to, keeping a horse in tact vs gelding, running in claiming or restricted races, changing a trainer, changing a racing circuit, increasing/decreasing/maintaining the insurance policy coverage (if any) and selling/increasing ownership interests through either a partner buyout or exercising a right of first refusal.

As an owner of a racehorse, the individual Series will receive a percentage of the purse winnings that is equal to its ownership percentage, as well as other revenue–generating events including, but not limited to claiming races (which may result in a sale of a racehorse held by a series), sales of the racehorse, marketing or sponsorship activities and the sale of future breeding rights. A possible exemption to these entitled revenue streams would be in a Racing Lease and those exemptions would be clearly outlined on the MyRacehorse Platform offering page and the Description of such Series in this Offering Circular. Similarly, the individual Series will be responsible for the expenses of the racehorse at a rate equal to its ownership percentage. These expenses will often be payable directly by the Series pursuant to the rights of its partnership, syndicate or operating agreement (“Co–Ownership Agreements”) with other co–owners of an Underlying Asset. Copies of such Co–Ownership Agreements for each respective Series are attached as exhibits hereto and descriptions of such terms are included with each Series’ respective description herein.

The Co–Ownership Agreements clearly delineate the decision making and dispute resolution processes regarding the management of the horse and delegate those key authorities to the Manager. The management of the horse includes but is not limited to decisions made and executed by the Manager on the boarding, training, racing schedule, veterinary care and insurance on a horse. The Company, through the individual Series, only enters into Co–Ownership Agreements that empower the Manager to have major decision rights, authority, control and access to all key stakeholders and key information regarding the horse. The access to information and stakeholders is required to make optimal decisions surrounding the Underlying Asset in the Series. The Manager and its personnel will maintain control over key operating decisions of the Underlying Asset of such Series. The Manager intends for the Series to maintain a sufficient level of control over the Underlying Asset by (1) majority (50%+) ownership (which includes the ability to remove the administrator), (2) heavy negotiation of the Underlying Asset’s Co–Ownership Agreement to include authority, control and input on key operating decisions, discretion in payment of certain expenses and voting rights over important decisions regarding the management of the Underlying Asset, or (3) a combination of these controls.

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When a Series becomes an owner of the horse, the Series’ Members may be able to enjoy some of the benefits and privileges of owning a horse. This includes the ability to visit the horse at the trainer’s barns, visit the paddock before any race the horse is in, interact with the jockey before the race, and have your photo taken in the winner’s circle if the horse wins a race. Some of these Membership Experience Programs are included with Series membership, while others may require additional payments by Investors and would be attributable as revenue to the Company. Since the Member is not a direct owner but an indirect owner of the horse they must be accompanied by someone that is licensed by the state’s racing authority. There is no guarantee that a licensed person will be available to accompany a member upon request. The benefits and privileges associated with a Member Interest are conditional upon compliance with the Manager’s and the Series’ Code of Conduct as outlined in the Terms of Service on the MyRacehorse™ Platform.

Racing Leases

As an alternative to the Co–Ownership structures discussed above, which include the purchase, sale and breeding rights associated with the full ownership of a horse, for certain Series, the Company, through individual Series, may enter into lease agreements or “racing leases” which will entitle the Series to the exclusive right to “all of the racing qualities of an ownership interest in the horse” including the operation of such horse during a set racing term (typically 1 year) in exchange for an upfront lease fee. The Series’ percentage lease interest in a specific horse is determined on a series–by–series basis. This means that the Series will enter into an agreement with other owners of the Underlying Asset (“Owners”) which will govern the rights of the Series during the lease term and the operation of the Underlying Asset (the “Lease Agreement”). As with Co–Ownership structures, the Company, directly or indirectly, is engaged daily on key operating decisions and has approval rights over a broad range of day–to–day operational matters that directly impact the value of the Lease Agreements for such Underlying Asset of a Series.

As the lessee of a racehorse, the individual Series will receive a percentage of the purse winnings that is equal to its lessee percentage, as well as other revenue–generating events as well as marketing and advertising related revenues. Similar to the Co–Ownership arrangements, the individual Series in the Lease Agreement will be responsible for the expenses of the racehorse at a rate equal to its lessee percentage. These expenses will often be payable directly by the Series. At the end of such lease term, however, the ownership rights in the horse revert back to the Owner along with the obligation to cover any future expenses associated with such horse.

In the event that the Owner intends to retire the horse and elects to terminate the Lease Agreement due to health, breeding or economic interest concerns, the pro rata portion of the lease fee remaining on the Series will be re–paid to the Series.

The Company’s intent with racing leases is to capture the value of the racing career of said horse without the complexities, time and expense associated with the purchase, sale or breeding of a horse outside of its useful racing life.

Breeding Interests

Stud Process

The most successful male racehorses, can be candidates for acquisition by a stallion farm to breed the horse, and therefore pass on his pedigree to future progeny. Based on both the horse’s pedigree, and his on-track success, the stallion farm will make an offer to acquire a portion or the entirety of the horse to stand at stud. Stallion Deals are negotiated by the Manager and the Manager will look to maximize the potential return on the sale or partial sale. Upon retirement from racing, the horse will become a Stallion, and be paid for each breeding services. It is customary in the industry that a Stud Fee is established at the beginning of the breeding season (February- June), and that the Breeder will pay an amount equal to the Stud Fee upon successful foaling. Generally this is referred to as “stand and nurse”, meaning that the resulting foal will be able to stand and nurse on its own, thus finalizing the contract for the payment of the Stud Fee. The most desirable Stallions, can breed upwards of 200 Mares in a given breeding season.

Female racehorses, can be candidates to become a Broodmare based on either their pedigree, their on-track success or both. Broodmare prospects can be are acquired by a traditional breeding operation, or an individual or entity, which will decide on the Stallion they would like to breed the Broodmare to, in an effort to pass on the pedigree to future progeny and develop a valuable foal in the process. The horse’s pedigree and the on-track success will dictate the value of the horse if offered for sale. Generally, these horses are sold at public auction, but they can be sold via a private sale which would be negotiated by the Manager, and the Manager will look to maximize the potential return on the sale or partial sale. Upon retirement from racing, the owner of the Broodmare, is responsible for paying each breeding service (Stud Fee). It is customary in the industry that a Stud Fee is established at the beginning of the breeding season (February- June), and that the Breeder will pay an amount equal to the Stud Fee upon successful foaling. Generally, this is referred to as “stand and nurse”, meaning that the resulting foal will be able to stand and nurse on its own, thus finalizing the contract for the payment of the Stud Fee. The owner of the Broodmare is the owner of the resulting Foal.

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Upon birth, the Stallion becomes the male parent of the Foal (a “Sire”) and the Mare becomes the female parent of the Foal (a “Dam”).

The price paid by the owner of a Mare to the owner of a Stallion (a “Stud Fee”).

A successful Stallion that is sold at the end of a Series life stands “at Stud” following the ending of its racing life.

Broodmare Interests

Alternatively, the Company may acquire an interest in an Underlying Asset which is a Broodmare. These Broodmare interests present a unique look at the strategic aspect of thoroughbred racing, breeding and related activities through the lifecycle in a much earlier stage than typical racehorse auctions. As an owner of the Broodmare, the Series will rely on the Manager to work and use its expertise to determine what Stallion presents the best opportunity for a successful breeding. As the owner of the Broodmare the Series will have the responsibility to pay the posted Stud Fee for the Stallion services, and the resulting Foal will be owned by the Series. The Series may decide at that time to sell the foal prior to a racing career or retain the Foal until it is old enough to commence a racing career. The Series will also have the ability to retain or sell the Broodmare. Each year the Manager will select a Stallion (could be same or different than prior years) and breed the horse which may result in a subsequent foal. The value of the Broodmare is highly dependent on the success of their progeny once they have had their progeny make the races.

Size of Thoroughbred Business

The US Gross Domestic Product for thoroughbred racing, breeding, and related activities contributes approximately $50 billion in direct economic impact to the U.S. economy. There are an estimated 40,000 thoroughbred races each year attracting 60 million spectators and bets of more than $13 billion at the tracks and at off–site locations.1

Currently, $115,000,000 billion is bet annually on horse races with the US representing about 8.5% of the total gaming market.2 The Kentucky Derby continues setting records; in 2021 the total handle was the highest in history, with just over $233 million handled, up 11.5% from the previous record.3 In 2015, Churchill Down set an attendance record with just over 170,000 people in attendance.4

$115 billion is bet annually on horse races worldwide and there are $800 million dollars a year in racehorse sales. Approximately, 8 million fans attend races each year watching over 42,500 active racehorses.5 The average sales price for a racehorse is about $65,000.6

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1 American Horse Council Foundation. 2017 National Economic Impact Study. Retrieved at http://www.horsecouncil.org/economics.

2 International Federation of Horseracing Authorities. 2015 Annual Report. Retrieved at https://www.ifhaonline.org/resources/Annual_Report_2019.pdf.

3 https://www.courier–journal.com/story/sports/2021/05/03/kentucky–derby–2021–betting–up–85–percent–from–2020/4920468001/

4 https://www.kentuckyderby.com/horses/news/second–highest–attendance–in–track–history–as–167,227–fans–watch–undefeated–nyquist–win–the–142nd–kentucky–derby

5 The Jockey Club. Fact Book Index. Retrieved at http://www.jockeyclub.com/default.asp?section=FB&area=12.

6 The Jockey Club. Fact Book Index. Retrieved at http://www.jockeyclub.com/default.asp?section=FB&area=13.

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Plan of Operations

The Company, the Manager and/or its affiliates will either (1) acquire horses that are listed on the MyRacehorse™ Platform pursuant to a promissory note between the Series and lender or (2) have the Series acquire the horses upon close of the respective offering. In many instances, the lender will have a right, prior to completion of the Offering, to participate in pre–closing dividends from revenue generated by its interest in the Underlying Asset (via, primarily, race–winnings and the payment of Stallion Fees when applicable, that occur prior to closing such an offering) and the right to convert into the unsold portion of the offering prior to being fully funded. Copies of the respective “Promissory Note” for each such Series are attached as exhibits hereto.

An investment in a Series does not constitute ownership of a racehorse and does not necessarily make a Series member eligible for State based Horse Racing Owner License.

The Series will contract with Manager to provide “ownership privileges” and “ownership experiences” for Investors. Some ownership privileges are included as a member, including access to content that will vary based on majority ownership group, trainer, track, frequency of races, racing conditions, the health of the horse and other factors. Other “ownership privileges” provided by Manager will be available for purchase and can include on track events and race day privileges including paddock, backside and winners circle access.

For each horse acquired by each individual Series, the timeline for racing and expected cash flows may vary greatly. Different acquisitions will have different timelines depending on a variety of factors. More often than not, the Series will exist for 2–6 years (the racing life cycle) and then the Underlying Asset will be sold or retired.

Deciding on a Horse

When deciding on what horse to purchase, a number of considerations must be evaluated by a seasoned team of experts. The Manager employs some of the most experienced experts in bloodstock and racing and also contracts with independent consultants to maximize its ability to make optimal decisions when purchasing a racehorse:

•	Pedigree: The recorded ancestry of the horse.

•	Pedigree Statistics: Win percentages and nicking statistics.

•	Race history (if applicable): Historic results of past races the horse has competed in

•	Race Replays (if applicable): Video of the historic races.

•	Potential trainer: Statistics and trends of the potential trainer

•	Valuation: The monetary worth set by the majority owner

•	Horse Owner/Breeder/Consignor: Historical statistics and reputation

•	Conformation, Physical Attributes: Athletic prowess as indicated by key attributes of his/her physique

•	Purchase History: Publicly recorded title transfers of the horse

•	Workout reports and videos: Via professional clockers and internal evaluation of video footage

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•	Bloodstock Agent Assessment (if applicable): Record and Reputation

•	3rd party appraisals (If applicable): Independent bloodstock appraisal

•	Veterinarian Assessments (if applicable): Independent assessment of health of horse

•	Biometrics (if applicable): Assessment of biometric data against desired attributes

This initial diligence information is used to determine if the horse is one that will be added to the MyRacehorse™ Platform and then the same information is made available to the prospective Investors to assist in their individual investment decisions.

Types of Races

Maiden – A race for Non–winners

Maiden Special Weight – For horses that have never won a race, but cannot be claimed

Claiming – Race in which horses entered are subject to purchase, or “claim”, for the specified claiming price (typically the horses have won at least one claiming or maiden race)

Allowance – a race other than claiming for which the racing secretary drafts certain conditions to determine weights

Stakes – The highest level of racing

Class Structure

Stakes

Grade 1 Stakes

Grade 2 Stakes

Grade 3 Stakes

Non–Graded Stakes

Classified Allowance

N4X – Non–winners of less than 4 races excluding claiming or Maiden (also referred to as “nonwinners of four races other than Maiden or claiming” or “4th level allowance”)

N3X – Non–winners of less than 3 races excluding claiming or Maiden (also referred to as nonwinners of three races other than Maiden or claiming” or “3rd level allowance”)

N2X – Non–winners of less than 2 races excluding claiming or Maiden (also referred to as nonwinners of two races other than Maiden or claiming” or “2nd level allowance”)

N1X – Non–winners of less than 1 races excluding claiming or Maiden (also referred to as nonwinners of one race other than Maiden or claiming” or “1st level allowance”)

Claiming

$100,000	– horses are entered but are subject to sale for the claiming price of $100,000

$80,000	– horses are entered but are subject to sale for the claiming price of $80,000

$62,500	– horses are entered but are subject to sale for the claiming price of $62,500

$50,000	– horses are entered but are subject to sale for the claiming price of $50,000

$40,000	– horses are entered but are subject to sale for the claiming price of $40,000

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$32,000	– horses are entered but are subject to sale for the claiming price of $32,000

$25,000	– horses are entered but are subject to sale for the claiming price of $25,000

$20,000	– horses are entered but are subject to sale for the claiming price of $20,000

$16,000	– horses are entered but are subject to sale for the claiming price of $16,000

$12,500	– horses are entered but are subject to sale for the claiming price of $12,500

$8,000	– horses are entered but are subject to sale for the claiming price of $8,000

Maiden

Maiden Special Weight

$50,000 Maiden Claiming

$32,000 Maiden Claiming

$25,000 Maiden Claiming

Competition

The Company under the advisement and stewardship of its Manager believes it is becoming one of the more prominent and successful racing stables in the United States. The Company is very dependent on the expertise of its Manager. Competition in the horse racing business is strong and a constant challenge as further outlined in the “Risk Factors” section.

Government Regulation

Horse racing is regulated by the individual states and has very few centralized governing entities.

The supervision and regulation of horse racing and pari–mutuel wagering are principally governed by state law, which varies from state to state. A horse racing board or commission is the state governmental authority that oversees horse racing, pari–mutuel wagering, and related activities for the purpose of, among other things, ensuring the integrity of racing within the state. In general, state racing commissions have authority to supervise and regulate the following activities associated with horse racing:

•	The conduct of all horse racing activities at licensed racetracks within the state, including scheduling meets, setting standards for tracks and grounds, and inspecting racing facilities;

•	The conduct of pari–mutuel wagering and the amount of purses, stakes, or awards to be offered;

•	Licensing requirements and procedures and for participation by owners, jockeys, trainers, and others;

•	Oversight of the health and sound racing condition of racehorses;

•	Restricting or prohibiting the use and administration of drugs or stimulants or other improper acts to horses before participating in a race;

•	Maintaining and operating facilities for drug testing;

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•	Establishing safety standards for jockeys and racing equipment;

•	Setting minimum fees for jockeys to be effective in the absence of a contract between an employing owner or trainer and a jockey;

•	Requiring racetrack operators to file financial information and a list of their stockholders or other persons holding a beneficial interest in the organization; and

•	Enforcing statutes and regulations governing horse racing, including adjudicatory power to conduct hearings, issue subpoenas and impose penalties for violations, such as suspension or revocation of licenses, fines, and forfeiture of purses.

The National Racing Compact was created as an independent, interstate governmental entity (the Association of Racing Commissioners International), composed of pari–mutuel racing regulators from participating states, to set standards for individual licenses, accept applications and fingerprints, analyze criminal history information, and issue a national license. The national license is recognized by the 15 compact member states and nine other states that have elected to recognize the national license or the application for the license to a lesser degree.

The Association of Racing Commissioners International was formed in 1947 to “encourage forceful and honest nationwide control of racing for the protection of the public.” The goals of the organization are to facilitate reciprocity in enforcing each other’s official rulings (penalties) and uniform rules and practices. From the beginning, the Association has functioned as a repository and redistribution center for all official rulings by stewards and racing commissioners.

The Horseracing Integrity and Safety Act (HISA) was passed at the end of 2020 to create uniform national standards for Thoroughbred racing in the areas of racetrack safety and medication. The effort was prompted by growing public concern about safety of racehorses and riders resulting from an unusual spate of breakdowns at Santa Anita between July 1, 2018, and November 30, 2019, when fifty–six horses died or were euthanized because of injuries suffered at the track. Although the issue was of concern at all racetracks across the nation with similar safety records, the Santa Anita cluster of injuries and deaths galvanized the opponents to racing and the press to elevate the issue significantly. Contributing to the impetus for the legislation were several high–profile trainers involved with medication issues in stakes races of national interest (including the Kentucky Oaks, the Arkansas Derby and the Kentucky Derby) and the indictment of several east coast trainers alleged to have used and trafficked in illegal performance enhancing substances resulting from an FBI undercover operation. These events cast a shadow over racing’s reputation and were the subject of increased media scrutiny forcing industry leaders to act.7

HISA created the Horseracing Integrity and Safety Authority (the “Authority”), a “private, independent, self–regulatory, nonprofit corporation” purposed to develop and implement “a horseracing anti–doping and medication control program and a racetrack safety program.…”8 Two standing committees of the Authority will prescribe rules for each of the two target areas of concern.9 The Racetrack Safety Committee will establish a horseracing safety program, while The Anti–Doping and Medication Committee will help the Authority establish a medication control policy.10 The Authority only covers Thoroughbred horses, leaving the coverage of other breeds to individual racing commissions or breed governing organizations.11

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7 https://www.hisaus.org/about; https://www.albanylaw.edu/government–law–center/news/understanding–the–horseracing–integrity–and–safety–act–and–new–era.

8 HISA § 1203(a).

9 Bennett Liebman, Introducing the Horseracing Integrity and Safety Act and a New Era of Racing Regulation, 32 NYSBA Entertainment, Arts and Sprots Law Journal 64 (2021), https://papers.ssrn.com/sol3/papers.cfm?abstract_id=3780750.

10 Id..; HISA § 1207(B).

11 HISA § 1205(l).

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The Authority is charged to seek an agreement with the United States Anti–Doping Agency (USADA) under which USADA will serve “as the anti–doping and medication control enforcement agency,” but will have no hand in prescribing drug rules.12 The Authority could not come to an agreement with USADA, but consistent with its mandate to identify and contract with an entity of comparable reputation to perform drug testing services, Drug Free Sport International was retained as the HISA drug enforcement arm. The Federal Trade Commission (FTC) will serve as an oversight body to the Authority and the FTC must approve all substantive and procedural rules of the Authority.13 The FTC also decides appeals from final decisions of the Authority.14

Two significant legal challenges 15 16 to HISA have been dismissed by the courts for various reasons, but there has been significant resistance to HISA’s implementation by several racing states, most notably Texas, which has refused to allow HISA to regulate racing within its borders, citing legal constraints by its own state racing law.17 HISA has delayed the implementation of its anti–doping enforcement regulations until at least January 1, 2023, and has deferred some safety provisions (notably the implementation of the riding crop18  and horse shoe specifications19) due to unforeseen supply issues and other logistical challenges. There may be further delays in the implementation of HISA, and it is likely there will be another round of litigation once the July 1, 2022 Safety Rules, or the January 1, 2023 anti–doping regulations are implemented. The inability for regulatory issues related to HISA could result in interruptions to the racing calendar and could result in lost racing opportunities for Commonwealth’s horses.

Sales Practices

Three of the four states where a significant percentage of public auctions of Thoroughbreds are conducted, California, Florida, and Kentucky, have enacted statutes governing the documentation of transactions involving horses. (The fourth, New York, has not followed suit.) In general, these statutes require that the purchase or sale of equine assets be accompanied by a written bill of sale signed by both the buyer and the seller or their authorized agent. For purchases and sales made through public auctions, the bill of sale requirement may be satisfied by the issuance of an auction receipt or acknowledgement of purchase generated by the auction house and signed by the buyer or the buyer’s authorized agent.

In response to allegations of unfair and deceptive trade practices, states have begun to enact legislation intended to foster greater transparency in transactions involving equine assets. Florida and Kentucky have enacted laws governing the conduct of agents acting on behalf of buyers and sellers of equine assets. For example, an agent is not permitted to represent both the buyer and seller in the same transaction, unless the agent first discloses the dual representation and obtains the written consent of both the buyer and seller. Similarly, an agent is not permitted to purchase on behalf of a buyer, or recommend that the buyer purchase, any equine asset in which the agent has a direct or indirect interest without the buyer’s prior knowledge and written consent. An agent is also not permitted to receive payments in excess of $500 in connection with the purchase or sale of an equine asset from anyone other than his or her principal, unless the agent and the person making the payment first discloses the payment in writing to both the purchaser and seller, and the agent’s principal consents in writing to the payment. In addition, an agent acting on behalf of a buyer or seller in a transaction involving an equine asset is required, upon the request of his or her principal, to provide the principal with all financial records relating to the transaction.

These laws generally afford a person injured by a violation the right to recover from the violator the difference between the price paid for the equine assets and the actual value of the equine assets at the time of sale, the amount of any undisclosed or unapproved payments made by a third party, and legal fees and expenses.

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12 HISA § 1205(e)(1)(A).

13 HISA § 1204, 1205(c)(2); https://www.hisaus.org/regulations.

14 HISA § 1209.

15 https://www.americanfarriers.com/articles/12520–equine–group–files–a–federal–lawsuit–to–halt–the–horseracing–integrity–and–safety–act.

16 https://www.americanfarriers.com/articles/12640–horseracing–safety–and–integrity–act–faces–another–federal–lawsuit.

17 https://www.bloodhorse.com/horse–racing/articles/259076/hisa–texas–clashing–over–regulatory–lines; https://www.bloodhorse.com/horse–racing/articles/259593/texas–racing–commission–issues–memo–defiant–to–hisa.

18 https://www.bloodhorse.com/horse–racing/articles/259775/ky–horsemen–air–hisa–concerns–at–churchill–meeting.

19 https://www.americanfarriers.com/articles/13376–hisa–delaying–implementation–of–thoroughbred–racetrack–shoeing–rules.

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Operating Expenses

“Operating Expenses” are costs and expenses attributable to the activities of the Series (collectively, “Operating Expenses”), which may be as much as or greater than the actual cost of the interest in the Underlying Asset, including:

•	costs incurred in managing the Underlying Asset related to a Series, including, but not limited to boarding, maintenance, training and transportation costs (the “Upkeep Fees”);

•	costs incurred prior to the offering of the Underlying Asset, including, but not limited to costs associated with the initial acquisition of the Underlying Asset, vet checks, Bloodstock Fees, etc. related to the pre–offering operation of the Underlying Asset (“Prepaid Expenses”), and, to the extent that Prepaid Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses and/or Distributable Cash which occur after the acquisition of the Underlying Asset;

•	costs incurred in preparing any reports and accounts of the Series, including any tax filings and any annual audit of the accounts of the Series (if applicable) or costs payable to any third–party registrar or transfer agent or governmental body and any reports to be filed with the Commission including periodic reports on Forms 1–K, 1–SA and 1–U;

•	any indemnification payments; and

•	any and all insurance premiums or related expenses in connection with the Underlying Asset, including mortality, loss of use, liability and/or medical insurance of an Underlying Asset to insure against the death, injury or third–party liability of racehorse ownership (as described in “Description of the Business – Business of the Company”). The decision to purchase insurance on a horse is made on a horse–by–horse basis. There is no guarantee that a horse you invest in will be insured.

We anticipate that for a majority of the Offerings, we will allocate a sizable portion of such Offering to a cash reserve to be spent on Upkeep Fees of the applicable Underlying Asset. However, if the Operating Expenses exceed the amount of revenues generated from the applicable Underlying Asset, the Manager may (a) advance or loan the amount of the Operating Expenses to such Series, on which the Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and be entitled to reimbursement of such amount from future revenues generated by such Series (“Operating Expenses Reimbursement Obligation(s)”), and/or (b) cause additional Interests to be issued in order to cover such additional amount. In such cases, until a Series generates revenues from its interest in the applicable Underlying Asset, we expect a Series to, initially, deplete only the Upkeep Fees. We may incur Operating Expenses Reimbursement Obligations or the Manager pays such Operating Expenses incurred and will not seek reimbursement if Operating Expenses exceed revenues and Upkeep Fees.

In addition, the Manager, in these types of Offerings, retains discretion to also (a) loan the amount of the Operating Expenses to such Series, on which the Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and/or (b) cause additional Interests to be issued in order to cover such additional amounts.

Regardless of the type of Offering, an Interest Holder will be liable only to the extent of their agreed upon capital contributions and, if no such capital remains at dissolution, such Interest Holder will not be liable for the failure of a Series to repay its underlying debt or liabilities, including the Operating Expenses Reimbursement Obligations.

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Indemnification of the Manager

To the fullest extent permitted by applicable law, subject to approval of each Series Manager, all officers, directors, shareholders, partners, members, employees, representatives or agents of the Manager or a Series Manager, or their respective affiliates, employees or agents (each, a “Covered Person”) shall be entitled to indemnification from such Series (and the Company generally) for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Series Manager, or such Series and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement and any Series Agreement, except that no Covered Person shall be entitled to be indemnified for any loss, damage or claim incurred by such Covered Person by reason of fraud, deceit, gross negligence, willful misconduct or a wrongful taking with respect to such acts or omissions; provided, however, that any indemnity under the Operating Agreement shall be provided out of and to the extent of the assets of the such Series only, and no other Covered Person or any other Series or the Company shall have any liability on account thereof.

To the fullest extent permitted by applicable law, subject to approval of a Series Manager, all expenses (including legal fees) incurred by a Covered Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by such Series prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by such Series of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in the Operating Agreement.

Description of the Management Agreement

Each Series will appoint the Manager to serve as Manager (the “Manager”) to manage its interest in the Underlying Asset pursuant to a management agreement (the “Management Agreement”).

The services provided by the Manager will include:

•	Rendering management and administration services and support and other management support needed for Company’s and each Series’ operations;

•	A license to the MyRacehorse™ Platform for the facilitation of the offerings of the Series Interests;

•	Determining which Assets to select and purchase; and

•	Determining the amount of the selling price of the Assets upon disposition thereof.

The term of the Management Agreement shall commence on the date executed and shall have a term of one (1) year unless earlier terminated as provided for therein. The term of the Management agreement shall be automatically extended for a series of additional one (1) year terms unless Company notifies the Manager in writing of its desire to terminate this Agreement at least sixty (60) days prior to the expiration of the current term.

Each Series will indemnify the Manager out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving as Manager under the Management Agreement with respect to any act or omission that has not been determined by a final, non–appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

A copy of the Management Agreement is attached hereto as Exhibit 6.1.

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Amendment to Management Agreement – Management Performance Bonus and Final Gross Proceeds Fee (applicable to future offerings)

The Company and the Manager have entered into an amendment to modify the fee structure payable to the Manager as follows:

Combination of the existing Due Diligence and Management Fee into a “Management/Due Diligence Fee”.

The Company is combining its existing due diligence and management fee structures into a single, ongoing Management/Due Diligence Fee which will cover the Manager’s work on behalf of a Series during its lifecycle. This includes the existing Due Diligence Fee which is a fee paid to Manager as compensation for due diligence services in evaluating, investigation and discovering the Underlying Assets and establishing the Series, not to exceed the maximum Due Diligence Fee as detailed in the Use of Proceeds for each Series. This fee includes the costs associated with managing all aspects of the selection of horses and the establishment of a series. This also includes the selection, management, authority and oversight of third–party contractors such as attorneys, accountants and bloodstock agents. In addition, ongoing work for management of veterinarians, co–owners, trainers, boarding facilities and review and audit of bills (from veterinarians, trainers, farriers etc.) will be covered here. The percentage will be determined on a series–by–series basis. The existing “Management Fee” as discussed below is being transitioned to a “Management Performance Bonus” which will only accrue in certain circumstances as described below.

Creation of “Management Performance Bonus” and “Final Gross Proceeds Fee.”

For newly added Offerings, the “Management Fee” has been combined with the “Due Diligence Fee” resulting in the “Management/Due Diligence Fee”.

In its place, a “Management Performance Bonus” will be in place for newly added offerings and is limited in scope when compared with the past “Management Fee”. For the Management Performance Bonus, the Manager shall receive 10 % of all Gross Proceeds from stakes races only.

Separately, for newly added Offerings, in connection with final sales of the Underlying Asset, in addition to the Management Performance Bonus, upon the sale of an Underlying Asset, the Manager shall receive 5% of the Final Sale Gross Proceeds if the Underlying Asset has depreciated or 20% of the Final Sale Gross Proceeds if the Underlying Asset has appreciated (referred to as “Final Gross Proceeds Fee”).

“Final Sale Gross Proceeds” is defined as the sum of all money generated by the sale of a horse owned by a Series, prior to any deductions that have been made or will be used for expenses. The Underlying Asset appreciation is calculated as the Gross Sale Price minus the Gross Purchase Price.

A copy of the Amendment First Amendment to Management Services Agreement is attached hereto as Exhibit 6.36

Facilities

The Manager is located at 2456 Fortune Dr., Suite 110, Lexington, Kentucky 40509 and has a three year lease on the facility. The Manager presently has approximately 17 employees, 5 independent contractors and 1 advisor. The Company does not have any employees.

Legal proceedings

None of the Company, any series, the Manager, or any director or executive officer of the Manager is presently subject to any material legal proceedings.

Allocation of expenses

To the extent relevant, Offering Expenses, Operating Expenses, revenue generated from interests in underlying assets and any indemnification payments made by the Company will be allocated amongst the various interests in accordance with the Manager’s sole discretion. The Manager intends to allocate items that are allocable to a specific series to be borne by, or distributed to (as applicable), the applicable series of interests. If, however, an item is not allocable to a specific series but to the Company in general, it will be allocated pro rata based on the value of interests in underlying assets (e.g., in respect of asset level insurance) or the number of interests, as reasonably determined by the Manager.

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ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

The Company was formed in the State of Nevada as a series limited liability company on December 27, 2016. Since our inception, we have been engaged primarily in acquiring a collection of horses for use in racing (each, an “Underlying Asset”). The Company, through individual Series, takes ownership in a particular racehorse or group of racehorses (all of the series of the Company offered in such racehorse(s) may collectively be referred to herein as the “Series”, and each, individually, as a “Series”; The interests of all Series in such racehorse(s) may collectively be referred to herein as the “Interests”, and each, individually, as an “Interest”). By doing so, the Company’s goal is to democratize the ownership of such racehorses, and allow fans to experience the thrill, perks and benefits of racehorse ownership at a fraction of the historical cost. This includes everything from the behind the scenes engagements with the racehorse, the jockey and trainers as well as exclusive on–track experiences, and a portion of financial gains that the ownership in such racehorse potentially creates if its breeding rights are sold, if it wins a “purse” at a racing event, if marketing or sponsorship ads are sold, or if it is claimed or sold.

We are managed by Experiential Squared, Inc. (“Experiential” or the “Manager”), a Delaware corporation incorporated in 2016. Experiential provides expert horse racing management services and owns and operates a mobile app–based crowd–funding platform called MyRacehorse™ (the MyRacehorse™ platform and any successor platform used by the Company for the offer and sale of Series interests, is referred to as the “MyRacehorse™ Platform”), which is licensed to the Company pursuant to the terms of that certain Management Services Agreement (the “Management Agreement”), through which Investors may indirectly invest, through Series of the Company’s interests, in fractional racehorse ownership interests that have been historically difficult to access for many market participants. Through the use of the MyRacehorse™ Platform, Investors can browse and screen racehorses, make potential investments in such racehorses, and sign legal documents electronically. It is the intent of the Company and its Manager to manage and retain decision-making authority over the initial due diligence and subsequent training, maintenance and upkeep of the racehorses.

Experiential employs a team of horse racing experts that has allowed the Company to become one of the most successful horse racing stables in the United States over the past few years. The team has collectively over 100 years of experience buying, managing, and analyzing racehorses. This depth of expertise has led to over 181 wins since launching the stable in June of 2018 through June 2024. The wins have been achieved at the highest level in US horse racing including winning the Breeders’ Cup Classic, the Breeders’ Cup Sprint, The Preakness Stakes and the Kentucky Derby. Experiential is considered a highly active racing manager through its strategically located staff in California, New York, and Kentucky (the three major markets for horse racing) and other racing markets as well. Experiential is in daily contact with the trainers and partners regarding all aspects of the racehorses under their management. Experiential also has retained a world–renowned resident veterinarian to actively review the horses in their stable for health and performance. In addition, they have access to several premium data sources that allows their horse racing experts to review speed figures, race results, pedigrees, and conditions to maximize performance of their bloodstock.

We have completed many offerings of Interests as set forth in the table below under “Operating Results” and continue to launch subsequent offerings for other series on an ongoing basis. The information contained in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” is in relation to the Company as a whole, which is made up of a number of separate series and Underlying Assets. The purchase of membership interests in a Series of the Company is an investment only in such Series and not an investment in the Company as a whole or any other Series.

As of December 31, 2024, officers of the Manager have loaned the Company a total of $2,475,100 (excluding  accrued interest) in connection with the acquisition of these Underlying Assets. See Note 4 to Audited Financial Statements as of December 31, 2024 – Advances from Manager and Note 7 – Related Party Transactions of the Notes to the Financial Statements for more information regarding the loans/advances from officers of the Manager or the Manager.

There is limited historical financial information about us upon which to base an evaluation of our performance. We are an emerging growth business with limited operating history, and we are considered to be a development stage company, since we are devoting substantially all of our efforts to establishing our business, and our planned principal operations have only recently commenced. We cannot guarantee that we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns, such as increases in marketing costs, increases in administration expenditures associated with daily operations, increases in accounting and audit fees, and increases in legal fees related to filings and regulatory compliance.

34

Operating Results – For the Years Ended December 31, 2024 and 2023

As of December 31, 2024, the following Series and related race horses have been created and are being offered pursuant to either (i) Rule 506(c) of Regulation D or (ii) the Offering Statements:

Series-Series Name	Underlying Asset	Interests Offered (1)	Interests Sold (1)	Interests Remaining (1)	Asset Cost/ Interest (2)	Operating Expense Reserve/ Interest (2)	Due Diligence Fee/ Interest (2)	Owed to Series (3)	Owed to Experiential (4)	Paid to Experiential (5)	Price Per Interest (6)	$ Sold (7)	$ Offered (7)	$ Remaining (7)
Series Action Bundle	Action Bundle	10,000	10,000	–	$4.50	$21.85	$4.65	–	–	46,500.00	31.00	310,000.00	310,000.00	–
Series Adaay in Asia	Adaay in Asia	5,100	3,297		$42.00	$21.55	$18.45			60,829.65	82.00	270,354.00	418,200.00
Series Adjust 20	Jai Ho	10	10		$9,646.90	$1,923.70	$1,929.40	–	–	19,294.00	13,500.00	135,000.00	135,000.00	–
Series Alliford Bay 21	Sweet Voyage	3,750	3,750	–	$36.88	$35.20	$20.92			78,450.00	93.00	348,750.00	348,750.00	–
Series Amandrea	Amandrea	550	550	–	210.00	40.00	45.00	–	–	24,750.00	295.00	162,250.00	162,250.00	–
Series Ambleside Park 19	Lookwhogotlucky	410	410	–	115.00	59.25	30.75	–	–	12,607.50	205.00	84,050.00	84,050.00	–
Series Amers	Amers	75	75	–	82.00	37.00	21.00	–	–	1,575.00	140.00	10,500.00	10,500.00	–
Series Apple Down Under 19	Howboutdemapples	600	600	–	100.00	47.05	25.95	–	–	15,570.00	173.00	103,800.00	103,800.00	–
Series Arch Support 20	Captain Sparrow	10	10	–	7,717.50	1,939.00	1,543.50	–	–	15,435.00	11,200.00	112,000.00	112,000.00	–
Series Ari the Adventurer 19	Kanthari	5,100	5,100	–	57.50	14.75	12.75	–	–	65,025.00	85.00	433,500.00	433,500.00	–
Series Athenian Beauty 19	Quantum Theory	1,800	1,800	–	25.00	14.95	7.05	–	–	12,690.00	47.00	84,600.00	84,600.00	–
Series Authentic	Authentic	12,500	12,500	–	151.54	23.56	30.90	–	–	386,250.00	206.00	2,575,000.00	2,575,000.00	–
Series Awe Hush 19	Can't Hush This	1,800	1,800	–	110.00	29.40	24.60	–	–	44,280.00	164.00	295,200.00	295,200.00	–
Series Bajan Bashert	Bajan Bashert	16	16	–	7,000.00	1,600.00	1,400.00	–	–	22,400.00	10,000.00	160,000.00	160,000.00	–
Series Balletic	Balletic	10,000	10,000	–	45.00	23.00	12.00	–	–	120,000.00	80.00	800,000.00	800,000.00	–
Series Bella Chica	Bella Chica	100	100	–	250.00	73.00	57.00	–	–	5,700.00	380.00	38,000.00	38,000.00	–
Series Big Mel	Big Mel	6,000	6,000	–	89.00	14.00	18.00	–	–	108,000.00	121.00	726,000.00	726,000.00	–
Series Black Escort 19	Halofied	20	20	–	2,750.00	1,660.00	590.00	–	–	11,800.00	5,000.00	100,000.00	100,000.00	–
Series Blue Curl 22	Isle Blue	5,100	3,866	1,234	41.34	21.43	18.23	26,444.62	51,013.56	70,477.18	81.00	313,146.00	413,100.00	99,954.00
Series Blue Devil	Blue Devil	5,100	–	5,100	36.75	21.37	16.87	108,987.00	187,425.00	–	74.99	–	382,449.00	382,449.00
Series Brandy 22	Brandy '22	9,000	9,000	–	46.10	19.78	19.12			172,080.00	85.00	765,000.00	765,000.00	–
Series Bullion	Bullion	25	25	–	240.00	–	230.00	–	–	5,750.00	470.00	11,750.00	11,750.00	–
Series Cairo Kiss	Cairo Kiss	80	80	–	347.50	124.25	83.25	–	–	6,660.00	555.00	44,400.00	44,400.00	–
Series Carrothers	Carrothers	5,100	5,100	–	60.20	25.65	15.15	–	–	77,265.00	101.00	515,100.00	515,100.00	–
Series Cayala 19	Provocateur	4,100	4,100	–	60.00	17.35	13.65	–	–	55,965.00	91.00	373,100.00	373,100.00	–
Series Celestial Moon	Celestial Moon	20	20	–	7,993.15	2,056.85	1,450.00			29,000.00	11,500.00	230,000.00	230,000.00	–
Series Chad Brown Bundle	Chad Brown Bundle	5,000	5,000	–	120.69	78.21	35.10	–	–	175,500.00	234.00	1,170,000.00	1,170,000.00	–
Series Classic Cut	Classic Cut	10,000	10,000	–	24.00	19.35	7.65	–	–	76,500.00	51.00	510,000.00	510,000.00	–
Series Classofsixtythree 19	Sixtythreecaliber	1,000	1,000	–	125.00	39.05	28.95	–	–	28,950.00	193.00	193,000.00	193,000.00	–
Series Co Cola 19	Search Engine	5,100	5,100	–	62.50	27.60	15.90	–	–	81,090.00	106.00	540,600.00	540,600.00	–
Series Collusion Illusion	Collusion Illusion	25,000	25,000	–	22.00	3.50	4.50	–	–	112,500.00	30.00	750,000.00	750,000.00	–
Series Consecrate 19	Sacred Beauty	410	410	–	80.00	53.45	23.55	–	–	9,655.50	157.00	64,370.00	64,370.00	–
Series Courtisane 19	Tap the Gavel	10,000	10,000	–	23.00	18.65	7.35	–	–	73,500.00	49.00	490,000.00	490,000.00	–
Series Crown It 21	Normandy Queen	15	15	–	10,198.15	2,451.85	1,850.00	–	–	27,750.00	14,500.00	217,500.00	217,500.00	–

35

Series Daddys Joy	Daddy's Joy	600	600	–	80.00	73.00	27.00	–	–	16,200.00	180.00	108,000.00	108,000.00	–
Series Dancing Crane	Dancing Crane	20	20	–	4,250.00	926.00	924.00	–	–	18,480.00	6,100.00	122,000.00	122,000.00	–
Series Daring Dancer 20	Boppy	750	750	–	60.00	54.75	20.25	–	–	15,187.50	135.00	101,250.00	101,250.00	–
Series De Mystique 17	Dancing Destroyer	250	250	–	71.50	47.50	21.00	–	–	5,250.00	140.00	35,000.00	35,000.00	–
Series Deep Cover	Deep Cover	800	800	–	100.00	87.00	33.00	–	–	26,400.00	220.00	176,000.00	176,000.00	–
Series Demogorgon	Demogorgon	20	20	–	4,500.00	917.00	983.00	–	–	19,660.00	6,400.00	128,000.00	128,000.00	–
Series Desire Street 19	Always Hopeful	1,020	1,020	–	80.00	90.85	30.15	–	–	30,753.00	201.00	205,020.00	205,020.00	–
Series Echo Warrior 19	Hero Status	6,000	6,000	–	27.00	22.30	8.70	–	–	52,200.00	58.00	348,000.00	348,000.00	–
Series Edge Classic Colts Package	Classic Colts Package	40	40	–	11,046.00	1,983.00	1,209.00	–	–	48,360.00	14,238.00	569,520.00	569,520.00	–
Series Edge Racing Summer Fun-d	Edge Racing Summer Fun-d	50	50	–	3,400.00	1,100.00	500.00	–	–	25,000.00	5,000.00	250,000.00	250,000.00	–
Series Elarose 21	Secret Crush	10,000	10,000	–	31.50	18.10	14.40	–	–	144,000.00	64.00	640,000.00	640,000.00	–
Series Enchante 21	Simply Enchanting	6,000	6,000	–	54.74	21.98	22.28	–	–	133,680.00	99.00	594,000.00	594,000.00	–
Series Escape Route	Escape Route	10	10	–	4,512.80	733.00	1,049.20	–	–	10,492.00	6,295.00	62,952.00	62,952.00	–
Series Essential Rose 20	Rosie's Alibi	10,000	10,000	–	62.50	26.75	15.75	–	–	157,500.00	105.00	1,050,000.00	1,050,000.00	–
Series Exonerated 19	Above Suspicion	820	820	–	105.00	38.65	25.35	–	–	20,787.00	169.00	138,580.00	138,580.00	–
Series Fenwick Hall 20	Inspector	1,200	1,200	–	78.75	82.85	40.40	–	–	48,480.00	202.00	242,400.00	242,400.00	–
Series Flora Dora 20	Spun Intended	10	10		6,890.60	1,731.30	1,378.10	–	–	13,781.00	10,000.00	100,000.00	100,000.00	–
Series Forever Rose	Forever Rose	1,250	–	1,250	99.24	50.36	37.40	62,950.00	124,050.00	–	187.00	–	233,750.00	233,750.00
Series Frosted Oats	Frosted Oats	4,100	4,100	–	25.00	10.70	6.30	–	–	25,830.00	42.00	172,200.00	172,200.00	–
Series Future Stars Stable	Future Stars Stable	10,000	10,000	–	33.55	8.95	7.50	–	–	75,000.00	50.00	500,000.00	500,000.00	–
Series Gentleman Gerry	Gentleman Gerry	20	20	–	5,000.00	1,750.00	1,000.00	–	–	20,000.00	7,750.00	155,000.00	155,000.00	–
Series Giant Mover 21	Sweet as Sin	110	110	–	455.10	345.48	232.42			25,566.20	1,033.00	113,630.00	113,630.00	–
Series Going to Vegas	Going to Vegas	5,100	5,100	–	50.00	23.10	12.90	–	–	65,790.00	86.00	438,600.00	438,600.00	–
Series Got Stormy	Got Stormy	5,100	5,100	–	24.51	13.74	6.75	–	–	34,425.00	45.00	229,500.00	229,500.00	–
Series Grand Traverse Bay 19	Cornice Traverse	750	750	–	200.00	179.95	67.05	–	–	50,287.50	447.00	335,250.00	335,250.00	–
Series Grand Traverse Bay 20	Sun Valley Road	750	750	–	50.00	52.85	18.15	–	–	13,612.50	121.00	90,750.00	90,750.00	–
Series Heaven Street	Heaven Street	20	20	–	5,300.00	1,200.00	1,000.00	–	–	20,000.00	7,500.00	150,000.00	150,000.00	–
Series Helicopter Money	Helicopter Money	3,000	3,000	–	13.13	40.47	13.40	–	–	40,200.00	67.00	201,000.00	201,000.00	–
Series High Speed Goldie 21	Flamekeeper	13	13	–	6,360.00	2,368.00	1,272.00	–	–	16,536.00	10,000.00	130,000.00	130,000.00	–
Series Im a Looker 20	Pioneer Prince	4,000	4,000	–	72.03	43.97	29.00	–	–	116,000.00	145.00	580,000.00	580,000.00	–
Series Into Summer 19	Malibu Mayhem	650	650	–	140.00	188.10	57.90	–	–	37,635.00	386.00	250,900.00	250,900.00	–
Series Ishvana 21	Ishvana 21	–	–	–	–	–	–	–	–	–	–	–	–	–
Series Just Louise 19	Forbidden Kingdom	1,020	1,020	–	150.00	44.65	34.35	–	–	35,037.00	229.00	233,580.00	233,580.00	–
Series Keertana 18	American Heiress	5,100	5,100	–	72.00	13.00	15.00	–	–	76,500.00	100.00	510,000.00	510,000.00	–
Series Kiana's Love	Kiana's Love	200	200	–	55.00	47.00	18.00	–	–	3,600.00	120.00	24,000.00	24,000.00	–
Series Kichiro	Kichiro	200	200	–	77.50	33.00	19.50	–	–	3,900.00	130.00	26,000.00	26,000.00	–
Series Kindle 21	Kindle 21	5,500	5,500	–	34.57	20.45	15.98	–	–	87,890.00	71.00	390,500.00	390,500.00	–
Series Knarsdale 21	Knarsdale 21	5,100	5,100	–	63.39	23.41	25.20	–	–	128,520.00	112.00	571,200.00	571,200.00	–
Series Lane Way	Lane Way	6,000	6,000	–	61.00	15.50	13.50	–	–	81,000.00	90.00	540,000.00	540,000.00	–

36

Series Latte Da 19	Inalattetrouble	4,100	4,100	–	19.50	10.25	5.25	–	–	21,525.00	35.00	143,500.00	143,500.00	–
Series Lazy Daisy	Lazy Daisy	1,250	1,250	–	90.00	7.00	18.00	–	–	22,500.00	115.00	143,750.00	143,750.00	–
Series Le Relais 20	Show Your Cards	3,000	3,000	–	92.20	39.80	33.00	–	–	99,000.00	165.00	495,000.00	495,000.00	–
Series Lost Empire 19	Laforgia	10,200	10,200	–	22.50	7.25	5.25	–	–	53,550.00	35.00	357,000.00	357,000.00	–
Series Lovesick 21	Here's the Kicker	13,333	13,315	18	19.69	10.54	8.77	189.72	354.42	116,772.55	39.00	519,285.00	519,987.00	702.00
Series Madarnas	Madarnas	50	50	–	204.00	93.00	53.00	–	–	2,650.00	350.00	17,500.00	17,500.00	–
Series Madiera Wine	Madeira Wine	20	20	–	1,872.50	253.00	374.50	–	–	7,490.00	2,500.00	50,000.00	50,000.00	–
Series Major Implications	Major Implications	20	20	–	128.00	67.00	35.00	–	–	700.00	230.00	4,600.00	4,600.00	–
Series Man Among Men	Man Among Men	820	820	–	180.00	52.05	40.95	–	–	33,579.00	273.00	223,860.00	223,860.00	–
Series Margaret Reay 19	A Mo Reay	820	820	–	200.00	55.85	45.15	–	–	37,023.00	301.00	246,820.00	246,820.00	–
Series Margarita Friday 19	Straight No Chaser	2,000	2,000	–	55.00	86.10	24.90	–	–	49,800.00	166.00	332,000.00	332,000.00	–
Series Martita Sangrita 17	Carpe Vinum	600	600	–	200.00	72.00	48.00	–	–	28,800.00	320.00	192,000.00	192,000.00	–
Series Mayan Milagra 19	Tepeu	20	20	–	5,500.00	1,846.00	1,154.00	–	–	23,080.00	8,500.00	170,000.00	170,000.00	–
Series Midnight Sweetie 19	Dolce Notte	820	820	–	90.00	35.80	22.20	–	–	18,204.00	148.00	121,360.00	121,360.00	–
Series Miss Puzzle	Miss Tapit	125	125	–	109.84	102.66	37.50	–	–	4,687.50	250.00	31,250.00	31,250.00	–
Series Miss Sakamoto	Miss Sakamoto	6,000	6,001	(1)	25.00	20.90	8.10	(20.90)	(25.00)	48,608.10	54.00	324,054.00	324,000.00	(54.00)
Series Mo Mischief	Mo Mischief	5,100	5,100	–	50.00	14.00	11.00	–	–	56,100.00	75.00	382,500.00	382,500.00	–
Series Mo Temptation	Mo Temptation	3,500	3,500	–	34.58	35.02	17.40	–	–	60,900.00	87.00	304,500.00	304,500.00	–
Series Monomoy Girl	Monomoy Girl	10,200	10,200	–	29.41	9.69	6.90	–	–	70,380.00	46.00	469,200.00	469,200.00	–
Series Moonbow 20	Moonbow 20	2,500	2,500	–	21.69	47.11	17.20	–	–	43,000.00	86.00	215,000.00	215,000.00	–
Series Moonless Sky	Moonless Sky	200	200	–	60.00	33.50	16.50	–	–	3,300.00	110.00	22,000.00	22,000.00	–
Series More Than Magic 21	More Than Magic 21	12	12	–	10,500.00	2,400.00	2,100.00	–	–	25,200.00	15,000.00	180,000.00	180,000.00	–
Series Motion Emotion	Motion Emotion	1,020	1,020	–	24.51	46.89	12.60	–	–	12,852.00	84.00	85,680.00	85,680.00	–
Series Mrs Whistler	Mrs Whistler	2,000	2,000	–	40.00	76.45	20.55	–	–	41,100.00	137.00	274,000.00	274,000.00	–
Series My Fast One 20	One Fast Dream	2,000	2,000	–	55.50	76.50	33.00	–	–	66,000.00	165.00	330,000.00	330,000.00	–
Series Naismith	Naismith	2,000	2,000	–	75.00	54.20	22.80	–	–	45,600.00	152.00	304,000.00	304,000.00	–
Series National Road	National Road	20	20		5,000.00	1,000.00	1,000.00	–	–	20,000.00	7,000.00	140,000.00	140,000.00	–
Series New York Claiming Package	New York Claiming Package	510	510	–	72.00	54.00	14.00	–	–	7,140.00	140.00	71,400.00	71,400.00	–
Series Night of Idiots	Night of Idiots	80	80	–	112.00	100.00	38.00	–	–	3,040.00	250.00	20,000.00	20,000.00	–
Series Nileist	Nileist	45	45	–	260.00	190.00	80.00	–	–	3,600.00	530.00	23,850.00	23,850.00	–
Series Noble Goddess	Noble Goddess	300	300	–	62.00	31.00	17.00	–	–	5,100.00	110.00	33,000.00	33,000.00	–
Series Northern Smile 20	Pep Rally	20	20	–	4,500.00	1,600.00	900.00	–	–	18,000.00	7,000.00	140,000.00	140,000.00	–
Series NY Exacta	NY Exacta	2,000	2,000	–	107.50	86.30	34.20	–	–	68,400.00	228.00	456,000.00	456,000.00	–
Series One Last Night 21	Fancy Quality	3,000	3,000	–	47.82	39.75	25.43	–	–	76,290.00	113.00	339,000.00	339,000.00	–
Series Our Jenny B 21	Vino Grigio	20	20	–	2,782.00	2,661.60	556.40	–	–	11,128.00	6,000.00	120,000.00	120,000.00	–
Series Our Miss Jones 19	Celebrity News	1,200	1,200	–	50.00	82.60	23.40	–	–	28,080.00	156.00	187,200.00	187,200.00	–
Series Palace Foal	Palace Foal	510	–	510	31.00	71.00	18.00	36,210.00	15,810.00	–	120.00	–	61,200.00	61,200.00

37

Series Patsys Kim 21	Lady Blitz	5,000	5,000	–	67.20	35.88	29.92	–	–	149,600.00	133.00	665,000.00	665,000.00
Series Popular Demand	Popular Demand	1,020	1,020	–	145.00	63.00	36.00	–	–	36,720.00	244.00	248,880.00	248,880.00	–
Series Power Up Paynter	Power Up Paynter	600	600	–	100.00	61.00	29.00	–	–	17,400.00	190.00	114,000.00	114,000.00	–
Series Queen Amira 19	Regal Rebel	2,000	2,000	–	60.00	80.25	24.75	–	–	49,500.00	165.00	330,000.00	330,000.00	–
Series Race Hunter 19	Chasing Time	10,000	10,000	–	25.00	19.20	7.80	–	–	78,000.00	52.00	520,000.00	520,000.00	–
Series Salute to America	Salute to America	1,000	1,000	–	80.00	152.05	40.95	–	–	40,950.00	273.00	273,000.00	273,000.00	–
Series Sarrocchi 21	Legitify	5,000	5,000	–	63.39	35.81	28.80	–	–	144,000.00	128.00	640,000.00	640,000.00	–
Series Sauce On the Side	Sauce On the Side	125	125	–	130.00	74.00	36.00	–	–	4,500.00	240.00	30,000.00	30,000.00	–
Series Savvy Sassy 22	Real Savvy	3,750	3,750	–	75.60	39.10	33.30	–	–	124,875.00	148.00	555,000.00	555,000.00	–
Series Shake It Up Baby	Shake It Up Baby	250	250	–	44.00	66.50	19.50	–	–	4,875.00	130.00	32,500.00	32,500.00	–
Series Sigesmund	Sigesmund	200	200	–	50.00	35.00	15.00	–	–	3,000.00	100.00	20,000.00	20,000.00	–
Series Silverpocketsfull 19	Iron Works	5,100	5,100	–	55.00	20.65	13.35	–	–	68,085.00	89.00	453,900.00	453,900.00	–
Series Smart Shopping 21	Seize the Grey	5,000	5,000	–	63.00	35.43	28.57	–	–	142,850.00	127.00	635,000.00	635,000.00	–
Series Social Dilemma	Social Dilemma	510	510	–	49.02	92.93	25.05	–	–	12,775.50	167.00	85,170.00	85,170.00	–
Series Song of Bernadette 20	Cable Boss	5,100	5,100	–	55.00	27.45	14.55	–	–	74,205.00	97.00	494,700.00	494,700.00	–
Series Song of the Lark 21	Fireball Birdie	2,550	2,550	–	66.60	39.58	30.82	–	–	78,591.00	137.00	349,350.00	349,350.00	–
Series Soul Beam	Soul Beam	65	65	–	355.00	163.50	91.50	–	–	5,947.50	610.00	39,650.00	39,650.00	–
Series Speightstown Belle 19	Ancient Royalty	900	900	–	85.00	33.15	20.85	–	–	18,765.00	139.00	125,100.00	125,100.00	–
Series Spirit 20	Phantom Ride	3,000	3,000	–	33.60	33.60	16.80	–	–	50,400.00	84.00	252,000.00	252,000.00	–
Series Squared Straight	Squared Straight	150	150	–	150.00	79.50	40.50	–	–	6,075.00	270.00	40,500.00	40,500.00	–
Series Stay Fabulous	Stay Fabulous	2,500	2,500	–	49.95	49.25	24.80	–	–	62,000.00	124.00	310,000.00	310,000.00	–
Series Storm Shooter	Storm Shooter	2,000	2,000	–	90.00	48.00	24.00	–	–	48,000.00	162.00	324,000.00	324,000.00	–
Series Street Band	Street Band	50	50	–	918.00	127.00	185.00	–	–	9,250.00	1,230.00	61,500.00	61,500.00	–
Series Sunny 18	Solar Strike	6,000	6,000	–	40.30	14.69	10.01	–	–	60,060.00	65.00	390,000.00	390,000.00	–
Series Sunsanddrinkinhand	Sunsanddrinkinhand	20	20	–	3,500.00	781.10	718.90	–	–	14,378.00	5,000.00	100,000.00	100,000.00	–
Series Sweet Sweet Annie 19	In Due Time	20	20	–	4,750.00	1,739.00	1,011.00	–	–	20,220.00	7,500.00	150,000.00	150,000.00	–
Series Swiss Minister	Swiss Minister	50	50	–	150.00	88.00	42.00	–	–	2,100.00	280.00	14,000.00	14,000.00	–
Series Takeo Squared	Takeo Squared	100	100	–	153.00	76.00	41.00	–	–	4,100.00	270.00	27,000.00	27,000.00	–
Series Tamboz 21	Catalyst	6,500	6,500	–	58.28	21.55	23.17	–	–	150,605.00	103.00	669,500.00	669,500.00
Series Tapitry 19	Infinite Empire	820	820	–	180.00	52.05	40.95	–	–	33,579.00	273.00	223,860.00	223,860.00	–
Series Tavasco Road	Tavasco Road	80	80	–	128.00	67.00	35.00	–	–	2,800.00	230.00	18,400.00	18,400.00	–
Series Tell All 19	Walk the Talk	12	12	–	7,000.00	1,987.00	1,513.00	–	–	18,156.00	10,500.00	126,000.00	126,000.00	–
Series Tell the Duchess 19	Duke of Love	2,000	2,000	–	42.50	78.20	21.30	–	–	42,600.00	142.00	284,000.00	284,000.00	–
Series The Filly Four	The Filly Four	8,000	8,000	–	105.00	48.00	27.00	–	–	216,000.00	180.00	1,440,000.00	1,440,000.00	–
Series The Incredi-Bundle	The Incredi-Bundle	5,100	–	5,100	60.38	23.32	24.30	118,932.00	307,938.00	–	108.00	–	550,800.00	550,800.00
Series The New York Bundle	The New York Bundle	5,100	–	5,100	90.90	83.47	50.63	425,697.00	463,590.00	–	225.00	–	1,147,500.00	1,147,500.00

38

Series The Royal Duet	The Royal Duet	5,100	5,100	–	113.78	42.77	45.45	–	–	231,795.00	202.00	1,030,200.00	1,030,200.00
Series Thirteen Stripes	Thirteen Stripes	1,000	1,000	–	100.00	94.65	34.35	–	–	34,350.00	229.00	229,000.00	229,000.00	–
Series Timeless Trick 20	Interstellar	12	12	–	5,000.00	1,750.00	1,000.00	–	–	12,000.00	7,750.00	93,000.00	93,000.00	–
Series Tizamagician	Tizamagician	600	600	–	185.00	87.00	48.00	–	–	28,800.00	320.00	192,000.00	192,000.00	–
Series Twirl Girl 21	Twirl Girl 21	20	20	–	3,975.00	2,730.00	795.00	–	–	15,900.00	7,500.00	150,000.00	150,000.00	–
Series Tufnel	Tufnel	5,200	5,200	–	30.00	22.70	9.30	–	–	48,360.00	62.00	322,400.00	322,400.00	–
Series Two Trail Sioux 17	Annahilate	450	450	–	165.00	90.00	45.00	–	–	20,250.00	300.00	135,000.00	135,000.00	–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	1	1	–	24,750.00	4,970.00	–	–	–	–	29,720.00	29,720.00	29,720.00	–
Series Utalknboutpractice	Utalknboutpractice	100	100	–	165.00	90.00	45.00	–	–	4,500.00	300.00	30,000.00	30,000.00	–
Series Vertical Threat	Vertical Threat	600	600	–	100.00	78.50	31.50	–	–	18,900.00	210.00	126,000.00	126,000.00	–
Series Vow	Vow	2,000	2,000	–	70.00	82.15	26.85	–	–	53,700.00	179.00	358,000.00	358,000.00	–
Series War Safe	War Safe	2,000	2,000	–	45.00	79.10	21.90	–	–	43,800.00	146.00	292,000.00	292,000.00	–
Series Wayne O	Wayne O	6,000	6,000	–	75.00	6.00	14.00	–	–	84,000.00	95.00	570,000.00	570,000.00	–
Series Who Runs the World	Who Runs the World	5,100	5,100	–	60.00	28.40	15.60	–	–	79,560.00	104.00	530,400.00	530,400.00	–
Series Whosbeeninmybed 19	Micro Share	5,100	5,100	–	45.00	17.90	11.10	–	–	56,610.00	74.00	377,400.00	377,400.00	–
Series Without Delay 19	Golden Quality	20	20	–	4,500.00	1,550.00	950.00	–	–	19,000.00	7,000.00	140,000.00	140,000.00	–
Series Wonder Upon a Star 19	Star Six Nine	10,000	10,000	–	14.00	17.45	5.55	–	–	55,500.00	37.00	370,000.00	370,000.00	–
Series Yes This Time	Yes This Time	10	10	–	10,000.00	793.00	2,159.00	–	–	21,590.00	12,952.00	129,520.00	129,520.00	–
Series You Make Luvin Fun 19	Magical Ways	6,000	6,000	–	40.00	23.75	11.25	–	–	67,500.00	75.00	450,000.00	450,000.00	–
Series Zestful	Zestful	100	100	–	194.00	78.00	48.00	–	–	4,800.00	320.00	32,000.00	32,000.00	–

______________________

(1)	Denotes total membership interests offered, sold to date and remaining to be sold in each series.
(2)	Denotes the “Cash Portion of the Asset Cost”, “Cash Reserves for Operating Expenses”, and “Due Diligence Fee” per membership interest sold.
(3)	Denotes the amount of cash held in reserve attributable to such series after deduction of “Due Diligence Fee.”
(4)	Denotes the amount owed to the Manager for any loans extend on behalf of a series.
(5)	Denotes the amount of “Due Diligence Fee” or other “Management Fee” paid to Manager.
(6)	Price per membership interest of each series.
(7)	Denotes total dollar amount offered, sold to date and remaining to be sold in each series.
(8)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(9)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.

39

Revenues

Revenues are generated at the Series level. During the twelve–month periods ended December 31, 2024, and December 31, 2023, the Company generated $5,232,455 and $3,484,457 in revenues, respectively. The increase in revenue is attributed to certain Series’ Underlying Asset decrease in horse race purse winnings, including Seize the Grey and Straight No Chaser. Some of the Company’s horses (as more particularly described in the Offering Statements under the “Use of Proceeds” section for each Underlying Asset) have begun racing, and thus, may begin to generate revenue.

During the twelve–month periods ended December 31, 2024, and December 31, 2023, the Company incurred costs of revenue – horse expenses of $3,771,498 and $4,084,330, respectively. The decrease in costs of revenue and horse expenses is attributed to the decrease in the Company’s investment in new, additional Underlying Assets that are related to veterinary costs, transportation, jockey fees, etc. as directly related to the revenue–driving activities of such series of horses.

The revenues generated, and costs of revenue incurred, on a series–by–series basis as of December 31, 2024, and December 31, 2023 are as follows:

		Revenues		Cost of Revenues
Series Name	Underlying Asset	31-Dec-24	31-Dec-23	31-Dec-24	31-Dec-23
Series Stylishly 23	Black Tie Optional	$–	$–	$(37,079)	$–
MRH STG Broodmare Band	Various	$–	$–	$(11,596)	$–
Series Spanxamillion	Native Brew	$–	$–	$(29,586)	$–
MRH Incredi-Bundle	Various	$745	$–	$(107,793)	$(5,589)
Series Malibu Bonnie 23	Munny Problem	$–	$–	$(30,324)	$–
Series Blip Says Bye	Misstrial	$–	$–	$(22,775)	$–
MRH New York Bundle	Various	$47,507	$–	$(168,001)	$(4,170)
Series Formidable Kitt	Elite Heat	$11,600	$–	$(54,796)	$–
MRH Brandy 22	Authentic Spirit	$900	$–	$(67,084)	$(34,315)
Series Sirius Pursuit	Sirius Pursuit	$–	$–	$(11,722)	$–
Series Clair de Lune 22	Moonlit Courage	$–	$–	$(36,731)	$–
MRH Catalyst	Catalyst	$6,281	$668	$(49,248)	$(34,807)
MRH Real Savvy	Real Savvy	$46,530	$–	$(61,611)	$(23,235)
MRH Blue Devil	Blue Devil	$2,450	$765	$(34,595)	$(4,322)
Series Smart Shopping 21	Seize the Grey	$2,376,660	$101,638	$(814,939)	$(89,062)
MRH Isle Blue	Isle Blue	$–	$–	$(33,303)	$(11,868)
MRH Here's the Kicker	Here's the Kicker	$30,829	$1,354	$(51,465)	$(45,458)
MRH Sweet Voyage	Sweet Voyage	$1,185	$–	$(38,898)	$(29,899)
Series Enchante 21	Simply Enchanting	$67,540	$–	$(79,753)	$(43,236)
Classic Colt Package	Edge Classic Colts	$20,494	$540	$(65,220)	$(45,886)
Series Elarose 21	Secret Crush	$27,375	$–	$(65,886)	$(60,810)
Series Kindle 21	A Day to Remember	$4,950	$5,412	$(31,630)	$(32,888)

40

Series Knarsdale 21	Seismic Beauty	$31,365	$–	$(49,004)	$(52,916)
Series Song of Lark 21	Fireball Birdie	$35,746	$–	$(39,784)	$(30,436)
Series The Royal Duet	The Royal Duet	$15,475	$–	$(85,525)	$(96,055)
Series Edge Crown It 21	Normandy Queen	$79,560	$–	$(62,182)	$(23,336)
Series Edge More Than Magic 21	Time is Magic	$2,562	$2,880	$(32,219)	$(22,287)
Series One Last Night 21	Fancy Quality	$7,524	$–	$(35,432)	$(34,928)
Series Margarita Friday 19	Straight No Chaser	$1,170,770	$159,400	$(410,301)	$(128,002)
MRH Sweet as Sin	Sweet as Sin	$5,081	$149	$(10,049)	$(8,263)
Series Classic Cut	Classic Cut	$61,305	$21,399	$(68,621)	$(53,203)
Series Balletic	Balletic	$–	$56,000	$(28,977)	$(68,056)
Series Arch Support 20	Captain Sparrow	$8,350	$1,630	$(22,054)	$(22,868)
Series Lane Way	Lane Way	$26,000	$195,000	$(56,360)	$(117,371)
Series Our Jenny B	Vino Grigio	$–	$–	$(39,184)	$(41,725)
Series Cable Boss	Cable Boss	$556	$21,838	$(15,188)	$(46,300)
Series Echo Warrior 19	Hero Status	$34,215	$44,823	$(50,314)	$(53,997)
Series The Filly Four	Various	$–	$–	$–	$–
Series Vow	Vow	$517	$71,287	$(694)	$(80,536)
Series Ari the Adventurer 19	Kanthari	$49,930	$29,532	$(55,847)	$(67,242)
Series Sigesmund	Sigesmund	$–	$–	$–	$–
Series Bajan Bashert	Bajan Bashert	$1,872	$44,912	$(23,497)	$(50,154)
Series Celestial Moon	Celestial Moon	$3,490	$90,900	$(30,184)	$(60,724)
Series Escape Route	Escape Route	$18,440	$65,440	$(39,876)	$(70,268)
Series Edge High Speed Goldie 21	Flamekeeper	$–	$–	$(29,974)	$(24,853)
Series Sweet Sweet Annie 19	In Due Time	$–	$360	$(15,737)	$(35,250)
Series Adjust 20	Jai Ho	$3,900	$250	$(12,627)	$(25,405)
Series National Road	National Road	$–	$25,800	$–	$(41,442)
Series Northern Smile 20	Pep Rally	$1,140	$9,735	$(10,117)	$(47,329)
Series Flora Dora 20	Spun Intended	$–	$250	$(7,624)	$(29,668)
Series Twirl Girl 21	Tonality	$675	$–	$(23,955)	$(34,442)
Series MRH Adaay in Asia	Adaay in Asia	$8,400	$15,894	$(32,257)	$(45,997)
Series Chad Brown Bundle	Various	$600	$–	$(41,903)	$(39,522)
Series Moonbow 20	Cumberland Falls	$16,358	$34,871	$(23,230)	$(51,741)
Series Just Louise 19	Forbidden Kingdom	$255	$87,720	$(24,177)	$(67,849)
Series Future Stars Stable	Various	$5,042	$23,051	$(9,523)	$(27,498)
Series Ishvana 21	Ishvana 21	$–	$–	$37,379	$(23,097)
Series Patsys Kim 21	Lady Blitz	$–	$16,478	$(38,643)	$(87,584)

41

Series Sarrocchi 21	Legitify	$2,800	$–	$(26,785)	$(78,058)
Series Man Among Men	Man Among Men	$20,672	$–	$(16,840)	$(20,314)
Series Mo Temptation	Mo Temptation	$350	$–	$(23,226)	$(36,748)
Series My Fast One 20	One Fast Dream	$1,900	$37,290	$(3,890)	$(65,689)
Series Spirit 20	Phantom Ride	$61,748	$28,954	$(29,170)	$(44,314)
Series I'm a Looker 20	Pioneer Prince	$49,680	$5,380	$(52,321)	$(68,256)
Series Rosie's Alibi	Rosie's Alibi	$100,670	$17,125	$(98,912)	$(81,850)
Series Tufnel	Tufnel	$11,060	$–	$(38,514)	$(45,550)
Series Action Bundle	Action Bundle	$–	$–	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–	$–	$–
Series Demogorgon	Demogorgon	$–	$5,000	$–	$(4,975)
Series Gentleman Gerry	Gentleman Gerry	$–	$23,530	$–	$(19,424)
Series Without Delay	Golden Quality	$–	$–	$–	$–
Series Black Escort 19	Halofied	$–	$–	$–	$–
Series Heaven Street	Heaven Street	$–	$48,740	$–	$(34,282)
Series Timeless Trick 20	Interstellar	$–	$10,434	$–	$(32,308)
Series Madiera Wine	Madiera Wine	$–	$–	$–	$–
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	$–	$20,290	$–	$(47,265)
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$62,997	$–	$(61,806)
Series Tell All 19	Walk the Talk	$–	$–	$–	$–
Series Motion Emotion	Motion Emotion	$–	$–	$–	$–
Series Margaret Reay 19	A Mo Reay	$–	$–	$–	$–
Series Exonerated 19	Above Suspicion	$–	$702	$–	$(3,347)
Series Desire Street 19	Always Hopeful	$–	$488	$–	$(13,651)
Series Amandrea	Amandrea	$–	$–	$–	$–
Series Keertana 18	American Heiress	$–	$–	$–	$–
Series Speightstown Belle 19	Ancient Royalty	$–	$–	$–	$–
Series Two Trail Sioux 17	Annahilate	$–	$–	$–	$–
Series Bella Chica	Bella Chica	$–	$–	$–	$–
Series Big Mel	Big Mel	$–	$–	$–	$–
Series Daring Dancer 20	Boppy	$–	$5,943	$–	$(9,344)
Series Awe Hush 19	Can't Hush This	$–	$–	$–	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–	$–	$–

42

Series Carrothers	Carrothers	$–	$–	$–	$–
Series Our Miss Jones 19	Celebrity News	$–	$–	$–	$(22,257)
Series Collusion Illusion	Collusion Illusion	$–	$–	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–	$–	$–
Series Chasing the Moon 20	Cuvier	$–	$–	$–	$–
Series Daddy's Joy	Daddy's Joy	$–	$–	$–	$–
Series Deep Cover	Deep Cover	$–	$27,072	$–	$(74,942)
Series Midnight Sweetie 19	Dolce Notte	$–	$–	$–	$–
Series Frosted Oats	Frosted Oats	$–	$17,995	$–	$(30,747)
Series Going to Vegas	Going to Vegas	$–	$–	$–	$–
Series Got Stormy	Got Stormy	$–	$–	$–	$–
Series Ashlees Empire 20	Helicopter Money	$–	$5,085	$–	$(16,141)
Series Apple Down Under 19	Howboutdemapples	$–	$–	$–	$–
Series Latte Da 19	Inalattetrouble	$–	$–	$–	$–
Series Tapitry 19	Infinite Empire	$–	$1,853	$–	$(6,508)
Series Fenwick Hall 20	Inspector	$–	$23,946	$–	$(34,598)
Series Silverpocketsfull 19	Iron Works	$–	$15,943	$–	$(46,088)
Series Kichiro	Kichiro	$–	$–	$–	$–
Series Lost Empire 19	Laforgia	$–	$–	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$23,490	$–	$(19,346)
Series Into Summer 19	Malibu Mayhem	$–	$–	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–	$–	$–
Series Mo Mischief	Mo Mischief	$–	$–	$–	$–
Series Monomoy Girl	Monomoy Girl	$–	$–	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$11,800	$–	$(41,219)
Series Naismith	Naismith	$–	$6,840	$–	$(10,669)
Series NY Exacta	NY Exacta	$–	$15,330	$–	$(24,917)
Series Popular Demand	Popular Demand	$–	$–	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–	$–	$–
Series Cayala 19	Provocateur	$–	$–	$–	$–
Series Athenian Beauty 19	Quantum Theory	$–	$–	$–	$–
Series Ishvana 21	Ishvana 21	$–	$–	$–	$–

43

Series Queen Amira 19	Regal Rebel	$–	$–	$–	$–
Series Consecrate 19	Sacred Beauty	$–	$–	$–	$–
Series Salute to America	Salute to America	$–	$540	$–	$(6,378)
Series Co Cola 19	Search Engine	$–	$33,703	$–	$(42,115)
Series Le Relais 20	Show Your Cards	$–	$–	$–	$–
Series Classofsixtythree 19	Sixtythreecaliber	$–	$90,658	$–	$(69,162)
Series Social Dilemma	Social Dilemma	$–	$–	$–	$–
Series Sunny 18	Solar Strike	$–	$–	$–	$–
Series Squared Straight	Squared Straight	$–	$–	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–	$–	$–
Series Stay Fabulous	Stay Fabulous	$–	$1,838	$–	$(7,125)
Series Storm Shooter	Storm Shooter	$–	$–	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$878	$–	$(7,139)
Series Courtisane 19	Tap the Gavel	$–	$3,490	$–	$(47,637)
Series Thirteen Stripes	Thirteen Stripes	$–	$–	$–	$(1,923)
Series Tizamagician	Tizamagician	$–	$–	$–	$–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–	$–	$–
Series War Safe	War Safe	$–	$1,692	$–	$(19,019)
Series Wayne O	Wayne O	$–	$–	$–	$–
Series Who Runs the World	Who Runs the World	$–	$10,118	$–	$(30,713)
Series Amers	Amers	$–	$–	$–	$–
Series Bullion	Bullion	$–	$–	$–	$–
Series Cairo Kiss	Cairo Kiss	$–	$–	$–	$–
Series De Mystique 17	Dancing Destroyer	$–	$–	$–	$–
Series Kiana's Love	Kiana's Love	$–	$–	$–	$–
Series Madarnas	Madarnas	$–	$–	$–	$–
Series Major Implications	Major Implications	$–	$–	$–	$–
Series Moonless Sky	Moonless Sky	$–	$–	$–	$–
Series Night of Idiots	Night of Idiots	$–	$–	$–	$–
Series Nileist	Nileist	$–	$–	$–	$–
Series Noble Goddess	Noble Goddess	$–	$–	$–	$–
Series Sauce On Side	Sauce On Side	$–	$–	$–	$–
Series Shake It Up Baby	Shake It Up Baby	$–	$–	$–	$–

44

Series Soul Beam	Soul Beam	$–	$–	$–	$–
Series Street Band	Street Band	$–	$–	$–	$–
Series Swiss Minister	Swiss Minister	$–	$–	$–	$–
Series Takeo Squared	Takeo Squared	$–	$–	$–	$–
Series Tavasco Road	Tavasco Road	$–	$–	$–	$–
Series Utalknboutpractice	Utalknboutpractice	$–	$–	$–	$–
Series Zestful	Zestful	$–	$–	$–	$–
Series New York Claiming Package	New York Claiming Package	$–	$–	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$432	$32,238	$(7,761)	$(61,543)
Series Yes This Time	Yes This Time	$–	$59,100	$–	$(58,740)
Series Whosbeeninmybed 19	Micro Share	$–	$87,562	$–	$(69,320)
Series Forever Rose	Forever Rose	$(80)	$80	$32,241	$(17,430)
Series Palace Foal	Palace Foal	$–	$–	$–	$–
Series Race Hunter 19	Chasing Time	$28,028	$214,433	$(67,553)	$(128,514)
Series Tell the Duchess 19	Duke of Love	$(116,200)	$290,650	$(58,660)	$(178,427)
Series Authentic	Authentic	$837,224	$1,111,276	$(88,391)	$(168,647)
Totals		5,232,455	3,484,457	(3,771,498)	(4,084,330)

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

Operating Expenses

Since its formation in December 2016, the Company’s efforts have been focused on the development of the offering and marketing for fundraising. The Company commenced its planned principal operations in 2018. During the twelve–month periods ended December 31, 2024, and December 31, 2023, the Company incurred $ 3,348,332 and $7,582,182, respectively, a decrease of $4,233,849 related to general and administrative fees, Management Fees and depreciation. The decrease was primarily driven by the gains driven from the sale of the underlying assets in Series Smart Shopping 21 and Series Rosie’s Alibi.

Operating Expenses for the Company including all of the Series for the twelve–month periods ended December 31, 2024, and December 31, 2023, are as follows:

Total Operating Expense
	31-Dec-24	31-Dec-23	Difference	Change
General and Administrative (1)	$1,873,374	$580,709	$1,292,664	223%
Management Fees	$2,444,486	$1,795,383	$649,103	36%
Depreciation	$3,049,767	$4,783,285	$(1,733,517)	-36%
Loss on Horse Retirement	$(4,019,295)	$422,805	$(4,442,100)	-1051%
Total:	$3,348,332	$7,582,183	$(4,233,849)	-56%

45

Operating Expenses – Overview

During the twelve–month periods ended December 31, 2024, and December 31, 2023, at the close of the respective offerings for the Series listed in the table below, each individual Series became responsible for operating expenses. All operating expenses are incurred on the books by the Series. The operating expenses for each Series are as follows:

		Operating Expenses
Series Name	Underlying Asset	31-Dec-24	31-Dec-23
Series Stylishly 23	Black Tie Optional	$428,631	$–
MRH STG Broodmare Band	Various	$27,442	$–
Series Spanxamillion	Native Brew	$223,694	$–
MRH Incredi-Bundle	Various	$462,185	$14,347
Series Malibu Bonnie 23	Munny Problem	$256,736	$–
Series Blip Says Bye	Misstrial	$174,818	$–
MRH New York Bundle	Various	$451,816	$10,800
Series Formidable Kitt	Elite Heat	$250,487	$–
MRH Brandy 22	Authentic Spirit	$137,450	$225,288
Series Sirius Pursuit	Sirius Pursuit	$82,388	$–
Series Clair de Lune 22	Moonlit Courage	$150,779	$–
MRH Catalyst	Catalyst	$128,488	$239,365
MRH Real Savvy	Real Savvy	$105,950	$163,688
MRH Blue Devil	Blue Devil	$90,305	$4,367
Series Smart Shopping 21	Seize the Grey	$(2,305,659)	$115,590
MRH Isle Blue	Isle Blue	$104,168	$101,344
MRH Here's the Kicker	Here's the Kicker	$96,766	$184,221
MRH Sweet Voyage	Sweet Voyage	$51,050	$115,290
Series Enchante 21	Simply Enchanting	$107,707	$185,789
Classic Colt Package	Edge Classic Colts	$66,308	$147,391
Series Elarose 21	Secret Crush	$114,050	$147,470
Series Kindle 21	A Day to Remember	$59,150	$147,930
Series Knarsdale 21	Seismic Beauty	$115,031	$243,285
Series Song of Lark 21	Fireball Birdie	$62,600	$74,218
Series The Royal Duet	The Royal Duet	$280,226	$428,181
Series Edge Crown It 21	Normandy Queen	$62,986	$64,894
Series Edge More Than Magic 21	Time is Magic	$48,350	$55,967
Series One Last Night 21	Fancy Quality	$60,368	$97,178
Series Margarita Friday 19	Straight No Chaser	$310,521	$63,680
MRH Sweet as Sin	Sweet as Sin	$20,592	$41,872
Series Classic Cut	Classic Cut	$60,166	$93,340
Series Balletic	Balletic	$62,518	$173,340

46

Series Arch Support 20	Captain Sparrow	$27,033	$30,233
Series Lane Way	Lane Way	$6,100	$34,605
Series Our Jenny B	Vino Grigio	$19,833	$28,054
Series Cable Boss	Cable Boss	$60,204	$110,599
Series Echo Warrior 19	Hero Status	$(6,655)	$69,182
Series The Filly Four	Various	$–	$–
Series Vow	Vow	$(8,957)	$61,104
Series Ari the Adventurer 19	Kanthari	$34,097	$112,791
Series Sigesmund	Sigesmund	$–	$–
Series Bajan Bashert	Bajan Bashert	$76,408	$46,133
Series Celestial Moon	Celestial Moon	$109,359	$56,655
Series Escape Route	Escape Route	$3,000	$19,899
Series Edge High Speed Goldie 21	Flamekeeper	$67,262	$39,654
Series Sweet Sweet Annie 19	In Due Time	$5,845	$31,736
Series Adjust 20	Jai Ho	$31,932	$33,767
Series National Road	National Road	$–	$70,641
Series Northern Smile 20	Pep Rally	$39,345	$35,300
Series Flora Dora 20	Spun Intended	$36,632	$26,133
Series Twirl Girl 21	Tonality	$49,856	$39,935
Series MRH Adaay in Asia	Adaay in Asia	$188,672	$120,440
Series Chad Brown Bundle	Various	$69,952	$241,761
Series Moonbow 20	Cumberland Falls	$21,736	$21,863
Series Just Louise 19	Forbidden Kingdom	$(131,877)	$50,005
Series Future Stars Stable	Various	$(12,015)	$(11,352)
Series Ishvana 21	Ishvana 21	$(60,691)	$48,812
Series Patsys Kim 21	Lady Blitz	$185,483	$154,376
Series Sarrocchi 21	Legitify	$150,695	$123,499
Series Man Among Men	Man Among Men	$(71,622)	$39,377
Series Mo Temptation	Mo Temptation	$69,636	$46,690
Series My Fast One 20	One Fast Dream	$45,697	$43,260
Series Spirit 20	Phantom Ride	$19,953	$41,440
Series I'm a Looker 20	Pioneer Prince	$130,148	$97,490
Series Rosie's Alibi	Rosie's Alibi	$(407,914)	$227,698
Series Tufnel	Tufnel	$42,935	$79,903
Series Action Bundle	Action Bundle	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–
Series Demogorgon	Demogorgon	$–	$36,616
Series Gentleman Gerry	Gentleman Gerry	$–	$43,154

47

Series Without Delay	Golden Quality	$–	$–
Series Black Escort 19	Halofied	$–	$–
Series Heaven Street	Heaven Street	$–	$(4,976)
Series Timeless Trick 20	Interstellar	$–	$40,300
Series Madiera Wine	Madiera Wine	$–	$–
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	$–	$60,001
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$10,424
Series Tell All 19	Walk the Talk	$–	$–
Series Motion Emotion	Motion Emotion	$–	$–
Series Margaret Reay 19	A Mo Reay	$–	$–
Series Exonerated 19	Above Suspicion	$–	$8,042
Series Desire Street 19	Always Hopeful	$–	$43,565
Series Amandrea	Amandrea	$–	$–
Series Keertana 18	American Heiress	$–	$–
Series Speightstown Belle 19	Ancient Royalty	$–	$–
Series Two Trail Sioux 17	Annahilate	$–	$–
Series Bella Chica	Bella Chica	$–	$–
Series Big Mel	Big Mel	$–	$–
Series Daring Dancer 20	Boppy	$–	$28,034
Series Awe Hush 19	Can't Hush This	$–	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–
Series Carrothers	Carrothers	$–	$–
Series Our Miss Jones 19	Celebrity News	$–	$9,963
Series Collusion Illusion	Collusion Illusion	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–
Series Chasing the Moon 20	Cuvier	$–	$–
Series Daddy's Joy	Daddy's Joy	$–	$–
Series Deep Cover	Deep Cover	$–	$12,392
Series Midnight Sweetie 19	Dolce Notte	$–	$–
Series Frosted Oats	Frosted Oats	$–	$(12,827)
Series Going to Vegas	Going to Vegas	$–	$–
Series Got Stormy	Got Stormy	$–	$–
Series Ashlees Empire 20	Helicopter Money	$–	$38,102
Series Apple Down Under 19	Howboutdemapples	$–	$–
Series Latte Da 19	Inalattetrouble	$–	$–
Series Tapitry 19	Infinite Empire	$–	$7,581
Series Fenwick Hall 20	Inspector	$–	$63,563

48

Series Silverpocketsfull 19	Iron Works	$–	$154,106
Series Kichiro	Kichiro	$–	$–
Series Lost Empire 19	Laforgia	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$94,106
Series Into Summer 19	Malibu Mayhem	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–
Series Mo Mischief	Mo Mischief	$–	$–
Series Monomoy Girl	Monomoy Girl	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$34,471
Series Naismith	Naismith	$–	$9,066
Series NY Exacta	NY Exacta	$–	$29,374
Series Popular Demand	Popular Demand	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–
Series Cayala 19	Provocateur	$–	$–
Series Athenian Beauty 19	Quantum Theory	$–	$–
Series Ishvana 21	Ishvana 21	$(60,691)	$–
Series Queen Amira 19	Regal Rebel	$–	$–
Series Consecrate 19	Sacred Beauty	$–	$–
Series Salute to America	Salute to America	$–	$16,524
Series Co Cola 19	Search Engine	$–	$128,253
Series Le Relais 20	Show Your Cards	$–	$–
Series Classofsixtythree 19	Sixtythreecaliber	$–	$(113,359)
Series Social Dilemma	Social Dilemma	$–	$–
Series Sunny 18	Solar Strike	$–	$–
Series Squared Straight	Squared Straight	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–
Series Stay Fabulous	Stay Fabulous	$6,750	$77,131
Series Storm Shooter	Storm Shooter	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$16,748
Series Courtisane 19	Tap the Gavel	$–	$112,312
Series Thirteen Stripes	Thirteen Stripes	$–	$12,657
Series Tizamagician	Tizamagician	$–	$397
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–

49

Series War Safe	War Safe	$–	$51,962
Series Wayne O	Wayne O	$–	$–
Series Who Runs the World	Who Runs the World	$–	$169,617
Series Amers	Amers	$–	$–
Series Bullion	Bullion	$–	$–
Series Cairo Kiss	Cairo Kiss	$–	$–
Series De Mystique 17	Dancing Destroyer	$–	$–
Series Kiana's Love	Kiana's Love	$–	$–
Series Madarnas	Madarnas	$–	$–
Series Major Implications	Major Implications	$–	$–
Series Moonless Sky	Moonless Sky	$–	$–
Series Night of Idiots	Night of Idiots	$–	$–
Series Nileist	Nileist	$–	$–
Series Noble Goddess	Noble Goddess	$–	$–
Series Sauce On Side	Sauce On Side	$–	$–
Series Shake It Up Baby	Shake It Up Baby	$–	$–
Series Soul Beam	Soul Beam	$–	$–
Series Street Band	Street Band	$–	$–
Series Swiss Minister	Swiss Minister	$–	$–
Series Takeo Squared	Takeo Squared	$–	$–
Series Tavasco Road	Tavasco Road	$–	$–
Series Utalknboutpractice	Utalknboutpractice	$–	$–
Series Zestful	Zestful	$–	$–
Series New York Claiming Package	New York Claiming Package	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$(14,157)	$62,887
Series Yes This Time	Yes This Time	$–	$(39,348)
Series Who'sbeeninmybed 19	Micro Share	$(37,930)	$97,081
Series Forever Rose	Forever Rose	$(70,608)	$44,181
Series Palace Foal	Palace Foal	$–	$–
Series Race Hunter 19	Chasing Time	$36,394	$116,178
Series Tell the Duchess 19	Duke of Love	$23,109	$91,302
Series Authentic	Authentic	$325,321	$722,090
Totals		$3,348,333	$7,582,181

________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

50

Operating Expenses – General and Administrative

For the twelve–month periods ended December 31, 2024, and December 31, 2023, the Company incurred General and Administrative Fee expenses of $1,873,374, and $580,709, respectively, a increase of $1,292,664. The increase is due primarily to the increase taxes due for certain series during the current period relative to the prior period.

The general and administrative fees incurred on a series–by–series basis as of December 31, 2024, and December 31, 2023 are as follows:

		General and Administrative Fees
Series Name	Underlying Asset	31-Dec-24	31-Dec-23
Series Stylishly 23	Black Tie Optional	$3,000	$–
MRH STG Broodmare Band	Various	$1,000	$–
Series Spanxamillion	Native Brew	$3,000	$–
MRH Incredi-Bundle	Various	$9,050	$–
Series Malibu Bonnie 23	Munny Problem	$3,000	$–
Series Blip Says Bye	Misstrial	$2,400	$–
MRH New York Bundle	Various	$9,688	$–
Series Formidable Kitt	Elite Heat	$4,180	$–
MRH Brandy 22	Authentic Spirit	$11,450	$2,740
Series Sirius Pursuit	Sirius Pursuit	$2,400	$–
Series Clair de Lune 22	Moonlit Courage	$6,050	$–
MRH Catalyst	Catalyst	$9,050	$8,140
MRH Real Savvy	Real Savvy	$11,450	$2,740
MRH Blue Devil	Blue Devil	$9,070	$–
Series Smart Shopping 21	Seize the Grey	$1,252,629	$10,540
MRH Isle Blue	Isle Blue	$11,450	$2,740
MRH Here's the Kicker	Here's the Kicker	$9,104	$8,140
MRH Sweet Voyage	Sweet Voyage	$9,050	$8,140
Series Enchante 21	Simply Enchanting	$7,966	$7,200
Classic Colt Package	Edge Classic Colts	$4,651	$2,300
Series Elarose 21	Secret Crush	$9,050	$9,940
Series Kindle 21	A Day to Remember	$6,650	$7,540
Series Knarsdale 21	Seismic Beauty	$11,246	$9,340
Series Song of Lark 21	Fireball Birdie	$9,050	$7,200
Series The Royal Duet	The Royal Duet	$9,050	$9,940
Series Edge Crown It 21	Normandy Queen	$5,200	$2,300

51

Series Edge More Than Magic 21	Time is Magic	$6,350	$2,300
Series One Last Night 21	Fancy Quality	$9,092	$9,940
Series Margarita Friday 19	Straight No Chaser	$178,911	$9,240
MRH Sweet as Sin	Sweet as Sin	$4,807	$4,000
Series Classic Cut	Classic Cut	$7,200	$7,200
Series Balletic	Balletic	$4,335	$10,240
Series Arch Support 20	Captain Sparrow	$3,700	$6,900
Series Lane Way	Lane Way	$3,500	$3,800
Series Our Jenny B	Vino Grigio	$2,500	$4,600
Series Cable Boss	Cable Boss	$560	$10,240
Series Echo Warrior 19	Hero Status	$7,215	$8,000
Series The Filly Four	Various	$–	$–
Series Vow	Vow	$2,857	$4,975
Series Ari the Adventurer 19	Kanthari	$6,000	$7,200
Series Sigesmund	Sigesmund	$–	$–
Series Bajan Bashert	Bajan Bashert	$4,250	$4,600
Series Celestial Moon	Celestial Moon	$5,251	$2,300
Series Escape Route	Escape Route	$3,000	$8,375
Series Edge High Speed Goldie 21	Flamekeeper	$5,400	$2,300
Series Sweet Sweet Annie 19	In Due Time	$2,390	$6,175
Series Adjust 20	Jai Ho	$4,850	$4,600
Series National Road	National Road	$–	$8,750
Series Northern Smile 20	Pep Rally	$3,135	$5,300
Series Flora Dora 20	Spun Intended	$4,800	$5,300
Series Twirl Girl 21	Tonality	$2,300	$4,600
Series MRH Adaay in Asia	Adaay in Asia	$7,881	$8,440
Series Chad Brown Bundle	Various	$4,460	$10,226
Series Moonbow 20	Cumberland Falls	$9,134	$4,800
Series Just Louise 19	Forbidden Kingdom	$10,041	$6,100
Series Future Stars Stable	Various	$7,068	$7,563
Series Ishvana 21	Ishvana 21	$(7,600)	$6,600
Series Patsys Kim 21	Lady Blitz	$7,450	$10,240
Series Sarrocchi 21	Legitify	$6,650	$9,940
Series Man Among Men	Man Among Men	$7,230	$4,800

52

Series Mo Temptation	Mo Temptation	$7,700	$9,940
Series My Fast One 20	One Fast Dream	$1,200	$7,840
Series Spirit 20	Phantom Ride	$6,393	$7,840
Series I'm a Looker 20	Pioneer Prince	$9,070	$9,940
Series Rosie's Alibi	Rosie's Alibi	$39,453	$7,235
Series Tufnel	Tufnel	$2,060	$9,940
Series Action Bundle	Action Bundle	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–
Series Demogorgon	Demogorgon	$–	$2,100
Series Gentleman Gerry	Gentleman Gerry	$–	$1,302
Series Without Delay	Golden Quality	$–	$–
Series Black Escort 19	Halofied	$–	$–
Series Heaven Street	Heaven Street	$–	$975
Series Timeless Trick 20	Interstellar	$–	$4,600
Series Madiera Wine	Madiera Wine	$–	$–
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	$–	$6,025
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$7,350
Series Tell All 19	Walk the Talk	$–	$–
Series Motion Emotion	Motion Emotion	$–	$–
Series Margaret Reay 19	A Mo Reay	$–	$–
Series Exonerated 19	Above Suspicion	$–	$400
Series Desire Street 19	Always Hopeful	$–	$4,592
Series Amandrea	Amandrea	$–	$–
Series Keertana 18	American Heiress	$–	$–
Series Speightstown Belle 19	Ancient Royalty	$–	$–
Series Two Trail Sioux 17	Annahilate	$–	$–
Series Bella Chica	Bella Chica	$–	$–
Series Big Mel	Big Mel	$–	$–
Series Daring Dancer 20	Boppy	$–	$7,140
Series Awe Hush 19	Can't Hush This	$–	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–
Series Carrothers	Carrothers	$–	$–
Series Our Miss Jones 19	Celebrity News	$–	$4,208

53

Series Collusion Illusion	Collusion Illusion	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–
Series Chasing the Moon 20	Cuvier	$–	$–
Series Daddy's Joy	Daddy's Joy	$–	$–
Series Deep Cover	Deep Cover	$–	$2,531
Series Midnight Sweetie 19	Dolce Notte	$–	$–
Series Frosted Oats	Frosted Oats	$–	$9,405
Series Going to Vegas	Going to Vegas	$–	$–
Series Got Stormy	Got Stormy	$–	$–
Series Ashlees Empire 20	Helicopter Money	$–	$5,800
Series Apple Down Under 19	Howboutdemapples	$–	$–
Series Latte Da 19	Inalattetrouble	$–	$–
Series Tapitry 19	Infinite Empire	$–	$2,525
Series Fenwick Hall 20	Inspector	$–	$4,525
Series Silverpocketsfull 19	Iron Works	$–	$7,410
Series Kichiro	Kichiro	$–	$–
Series Lost Empire 19	Laforgia	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$3,635
Series Into Summer 19	Malibu Mayhem	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–
Series Mo Mischief	Mo Mischief	$–	$–
Series Monomoy Girl	Monomoy Girl	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$4,000
Series Naismith	Naismith	$–	$800
Series NY Exacta	NY Exacta	$–	$175
Series Popular Demand	Popular Demand	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–
Series Cayala 19	Provocateur	$–	$–
Series Athenian Beauty 19	Quantum Theory	$–	$–
Series Ishvana 21	Ishvana 21	$–	$–

54

Series Queen Amira 19	Regal Rebel	$–	$–
Series Consecrate 19	Sacred Beauty	$–	$–
Series Salute to America	Salute to America	$–	$400
Series Co Cola 19	Search Engine	$–	$7,550
Series Le Relais 20	Show Your Cards	$–	$–
Series Classofsixtythree 19	Sixtythreecaliber	$–	$15,964
Series Social Dilemma	Social Dilemma	$–	$–
Series Sunny 18	Solar Strike	$–	$–
Series Squared Straight	Squared Straight	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–
Series Stay Fabulous	Stay Fabulous	$–	$2,277
Series Storm Shooter	Storm Shooter	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$4,800
Series Courtisane 19	Tap the Gavel	$–	$6,600
Series Thirteen Stripes	Thirteen Stripes	$–	$–
Series Tizamagician	Tizamagician	$–	$397
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–
Series War Safe	War Safe	$–	$2,400
Series Wayne O	Wayne O	$–	$–
Series Who Runs the World	Who Runs the World	$–	$9,940
Series Amers	Amers	$–	$–
Series Bullion	Bullion	$–	$–
Series Cairo Kiss	Cairo Kiss	$–	$–
Series De Mystique 17	Dancing Destroyer	$–	$–
Series Kiana's Love	Kiana's Love	$–	$–
Series Madarnas	Madarnas	$–	$–
Series Major Implications	Major Implications	$–	$–
Series Moonless Sky	Moonless Sky	$–	$–
Series Night of Idiots	Night of Idiots	$–	$–
Series Nileist	Nileist	$–	$–
Series Noble Goddess	Noble Goddess	$–	$–
Series Sauce On Side	Sauce On Side	$–	$–
Series Shake It Up Baby	Shake It Up Baby	$–	$–
Series Soul Beam	Soul Beam	$–	$–
Series Street Band	Street Band	$–	$–

55

Series Swiss Minister	Swiss Minister	$–	$–
Series Takeo Squared	Takeo Squared	$–	$–
Series Tavasco Road	Tavasco Road	$–	$–
Series Utalknboutpractice	Utalknboutpractice	$–	$–
Series Zestful	Zestful	$–	$–
Series New York Claiming Package	New York Claiming Package	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$3,195	$7,200
Series Yes This Time	Yes This Time	$–	$7,677
Series Whosbeeninmybed 19	Micro Share	$4,831	$8,000
Series Forever Rose	Forever Rose	$(8,600)	$4,800
Series Palace Foal	Palace Foal	$–	$–
Series Race Hunter 19	Chasing Time	$7,472	$7,235
Series Tell the Duchess 19	Duke of Love	$23,499	$32,487
Series Authentic	Authentic	$22,500	$22,167
Totals		$1,873,374	$580,709

_______________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered

Operating Expenses – Management Fee

For the twelve–month periods ended December 31, 2024, and December 31, 2023, the Company incurred Management Fee expenses of $2,444,486, and $1,795,383, respectively, a increase of $649,103. The increase is due primarily to the increase in new offerings during the current period relative to the prior period.

The Management Fee expenses on a series–by–series basis as of December 31, 2024, and December 31, 2023 are as follows:

		Management Fee
Series Name	Underlying Asset	31-Dec-24	31-Dec-23
Series Stylishly 23	Black Tie Optional	$348,694	$–
MRH STG Broodmare Band	Various	$–	$–
Series Spanxamillion	Native Brew	$169,525	$–
MRH Incredi-Bundle	Various	$247,860	$–
Series Malibu Bonnie 23	Munny Problem	$207,163	$–
Series Blip Says Bye	Misstrial	$139,268	$–

56

MRH New York Bundle	Various	$260,738	$–
Series Formidable Kitt	Elite Heat	$202,837	$–
MRH Brandy 22	Authentic Spirit	$–	$172,080
Series Sirius Pursuit	Sirius Pursuit	$67,524	$–
Series Clair de Lune 22	Moonlit Courage	$121,080	$–
MRH Catalyst	Catalyst	$–	$150,605
MRH Real Savvy	Real Savvy	$–	$124,875
MRH Blue Devil	Blue Devil	$18,759	$–
Series Smart Shopping 21	Seize the Grey	$222,637	$50
MRH Isle Blue	Isle Blue	$22,496	$70,477
MRH Here's the Kicker	Here's the Kicker	$158	$116,773
MRH Sweet Voyage	Sweet Voyage	$–	$78,450
Series Enchante 21	Simply Enchanting	$–	$78,849
Classic Colt Package	Edge Classic Colts	$768	$48,360
Series Elarose 21	Secret Crush	$–	$32,530
Series Kindle 21	A Day to Remember	$–	$87,890
Series Knarsdale 21	Seismic Beauty	$–	$128,520
Series Song of Lark 21	Fireball Birdie	$–	$13,468
Series The Royal Duet	The Royal Duet	$–	$231,795
Series Edge Crown It 21	Normandy Queen	$6,795	$27,750
Series Edge More Than Magic 21	Time is Magic	$–	$25,200
Series One Last Night 21	Fancy Quality	$–	$42,010
Series Margarita Friday 19	Straight No Chaser	$117,077	$15,940
MRH Sweet as Sin	Sweet as Sin	$–	$25,566
Series Classic Cut	Classic Cut	$2,160	$2,140
Series Balletic	Balletic	$–	$5,600
Series Arch Support 20	Captain Sparrow	$–	$–
Series Lane Way	Lane Way	$2,600	$19,500
Series Our Jenny B	Vino Grigio	$–	$6,120
Series Cable Boss	Cable Boss	$–	$2,184
Series Echo Warrior 19	Hero Status	$3,236	$4,482
Series The Filly Four	Various	$–	$–
Series Vow	Vow	$52	$7,129
Series Ari the Adventurer 19	Kanthari	$4,645	$2,953

57

Series Sigesmund	Sigesmund	$–	$–
Series Bajan Bashert	Bajan Bashert	$–	$4,200
Series Celestial Moon	Celestial Moon	$–	$29,000
Series Escape Route	Escape Route	$–	$544
Series Edge High Speed Goldie 21	Flamekeeper	$–	$16,536
Series Sweet Sweet Annie 19	In Due Time	$–	$–
Series Adjust 20	Jai Ho	$–	$–
Series National Road	National Road	$–	$–
Series Northern Smile 20	Pep Rally	$–	$–
Series Flora Dora 20	Spun Intended	$–	$–
Series Twirl Girl 21	Tonality	$–	$10,335
Series MRH Adaay in Asia	Adaay in Asia	$33,265	$60,830
Series Chad Brown Bundle	Various	$–	$–
Series Moonbow 20	Cumberland Falls	$–	$–
Series Just Louise 19	Forbidden Kingdom	$25	$8,772
Series Future Stars Stable	Various	$494	$1,315
Series Ishvana 21	Ishvana 21	$–	$–
Series Patsys Kim 21	Lady Blitz	$(1,408)	$32,136
Series Sarrocchi 21	Legitify	$–	$17,309
Series Man Among Men	Man Among Men	$2,067	$–
Series Mo Temptation	Mo Temptation	$–	$–
Series My Fast One 20	One Fast Dream	$(420)	$420
Series Spirit 20	Phantom Ride	$–	$–
Series I'm a Looker 20	Pioneer Prince	$(50)	$50
Series Rosie's Alibi	Rosie's Alibi	$10,067	$1,713
Series Tufnel	Tufnel	$–	$–
Series Action Bundle	Action Bundle	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–
Series Demogorgon	Demogorgon	$–	$–
Series Gentleman Gerry	Gentleman Gerry	$–	$–
Series Without Delay	Golden Quality	$–	$–
Series Black Escort 19	Halofied	$–	$–
Series Heaven Street	Heaven Street	$–	$2,888
Series Timeless Trick 20	Interstellar	$–	$–

58

Series Madiera Wine	Madiera Wine	$–	$–
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	$–	$2,910
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$–
Series Tell All 19	Walk the Talk	$–	$–
Series Motion Emotion	Motion Emotion	$–	$–
Series Margaret Reay 19	A Mo Reay	$–	$–
Series Exonerated 19	Above Suspicion	$–	$70
Series Desire Street 19	Always Hopeful	$–	$49
Series Amandrea	Amandrea	$–	$–
Series Keertana 18	American Heiress	$–	$–
Series Speightstown Belle 19	Ancient Royalty	$–	$–
Series Two Trail Sioux 17	Annahilate	$–	$–
Series Bella Chica	Bella Chica	$–	$–
Series Big Mel	Big Mel	$–	$–
Series Daring Dancer 20	Boppy	$–	$594
Series Awe Hush 19	Can't Hush This	$–	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–
Series Carrothers	Carrothers	$–	$–
Series Our Miss Jones 19	Celebrity News	$–	$–
Series Collusion Illusion	Collusion Illusion	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–
Series Chasing the Moon 20	Cuvier	$–	$–
Series Daddy's Joy	Daddy's Joy	$–	$–
Series Deep Cover	Deep Cover	$–	$3,364
Series Midnight Sweetie 19	Dolce Notte	$–	$–
Series Frosted Oats	Frosted Oats	$–	$1,799
Series Going to Vegas	Going to Vegas	$–	$–
Series Got Stormy	Got Stormy	$–	$–
Series Ashlees Empire 20	Helicopter Money	$–	$–
Series Apple Down Under 19	Howboutdemapples	$–	$–
Series Latte Da 19	Inalattetrouble	$–	$–

59

Series Tapitry 19	Infinite Empire	$–	$185
Series Fenwick Hall 20	Inspector	$–	$–
Series Silverpocketsfull 19	Iron Works	$–	$1,594
Series Kichiro	Kichiro	$–	$–
Series Lost Empire 19	Laforgia	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$2,349
Series Into Summer 19	Malibu Mayhem	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–
Series Mo Mischief	Mo Mischief	$–	$–
Series Monomoy Girl	Monomoy Girl	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$1,118
Series Naismith	Naismith	$–	$684
Series NY Exacta	NY Exacta	$–	$1,533
Series Popular Demand	Popular Demand	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–
Series Cayala 19	Provocateur	$–	$–
Series Athenian Beauty 19	Quantum Theory	$–	$–
Series Ishvana 21	Ishvana 21	$–	$–
Series Queen Amira 19	Regal Rebel	$–	$–
Series Consecrate 19	Sacred Beauty	$–	$–
Series Salute to America	Salute to America	$–	$54
Series Co Cola 19	Search Engine	$–	$3,370
Series Le Relais 20	Show Your Cards	$–	$–
Series Classofsixtythree 19	Sixtythreecaliber	$–	$4,116
Series Social Dilemma	Social Dilemma	$–	$–
Series Sunny 18	Solar Strike	$–	$–
Series Squared Straight	Squared Straight	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–
Series Stay Fabulous	Stay Fabulous	$–	$198
Series Storm Shooter	Storm Shooter	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$70
Series Courtisane 19	Tap the Gavel	$–	$349

60

Series Thirteen Stripes	Thirteen Stripes	$–	$–
Series Tizamagician	Tizamagician	$–	$–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–
Series War Safe	War Safe	$–	$169
Series Wayne O	Wayne O	$–	$–
Series Who Runs the World	Who Runs the World	$–	$1,012
Series Amers	Amers	$–	$–
Series Bullion	Bullion	$–	$–
Series Cairo Kiss	Cairo Kiss	$–	$–
Series De Mystique 17	Dancing Destroyer	$–	$–
Series Kiana's Love	Kiana's Love	$–	$–
Series Madarnas	Madarnas	$–	$–
Series Major Implications	Major Implications	$–	$–
Series Moonless Sky	Moonless Sky	$–	$–
Series Night of Idiots	Night of Idiots	$–	$–
Series Nileist	Nileist	$–	$–
Series Noble Goddess	Noble Goddess	$–	$–
Series Sauce On Side	Sauce On Side	$–	$–
Series Shake It Up Baby	Shake It Up Baby	$–	$–
Series Soul Beam	Soul Beam	$–	$–
Series Street Band	Street Band	$–	$–
Series Swiss Minister	Swiss Minister	$–	$–
Series Takeo Squared	Takeo Squared	$–	$–
Series Tavasco Road	Tavasco Road	$–	$–
Series Utalknboutpractice	Utalknboutpractice	$–	$–
Series Zestful	Zestful	$–	$–
Series New York Claiming Package	New York Claiming Package	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$72	$3,187
Series Yes This Time	Yes This Time	$–	$–
Series Whosbeeninmybed 19	Micro Share	$–	$8,756
Series Forever Rose	Forever Rose	$–	$–
Series Palace Foal	Palace Foal	$–	$–
Series Race Hunter 19	Chasing Time	$2,359	$21,443
Series Tell the Duchess 19	Duke of Love	$(11,620)	$29,065
Series Authentic	Authentic	$243,563	$–
Totals		$2,444,486	$1,795,383

________________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

61

Operating Expenses – Depreciation

For the twelve–month periods ended December 31, 2024, and December 31, 2023, the depreciation was $3,049,767 and $4,783,285, respectively, a decrease of $1,733,518. This is primarily attributed to a decrease in the value of horses acquired relative to the prior period. The method of calculating depreciation remained unchanged during the current period.

The depreciation on a series–by–series basis as of December 31, 2024, and December 31, 2023 are as follows:

		Depreciation
Series Name	Underlying Asset	31-Dec-24	31-Dec-23
Series Stylishly 23	Black Tie Optional	$76,937	$–
MRH STG Broodmare Band	Various	$26,442	$–
Series Spanxamillion	Native Brew	$51,169	$–
MRH Incredi-Bundle	Various	$205,275	$14,347
Series Malibu Bonnie 23	Munny Problem	$46,573	$–
Series Blip Says Bye	Misstrial	$33,150	$–
MRH New York Bundle	Various	$138,771	$10,800
Series Formidable Kitt	Elite Heat	$43,470	$–
MRH Brandy 22	Authentic Spirit	$126,000	$50,468
Series Sirius Pursuit	Sirius Pursuit	$12,464	$–
Series Clair de Lune 22	Moonlit Courage	$23,649	$–
MRH Catalyst	Catalyst	$119,438	$80,620
MRH Real Savvy	Real Savvy	$94,500	$36,073
MRH Blue Devil	Blue Devil	$62,475	$4,367
Series Smart Shopping 21	Seize the Grey	$97,125	$105,000
MRH Isle Blue	Isle Blue	$70,222	$28,126
MRH Here's the Kicker	Here's the Kicker	$87,504	$59,308
MRH Sweet Voyage	Sweet Voyage	$42,000	$28,700
Series Enchante 21	Simply Enchanting	$99,740	$99,740
Classic Colt Package	Edge Classic Colts	$112,746	$96,731
Series Elarose 21	Secret Crush	$105,000	$105,000
Series Kindle 21	A Day to Remember	$52,500	$52,500
Series Knarsdale 21	Seismic Beauty	$103,785	$105,425
Series Song of Lark 21	Fireball Birdie	$53,550	$53,550
Series The Royal Duet	The Royal Duet	$157,613	$186,446
Series Edge Crown It 21	Normandy Queen	$50,991	$34,844
Series Edge More Than Magic 21	Time is Magic	$42,000	$28,467
Series One Last Night 21	Fancy Quality	$51,276	$45,228
Series Margarita Friday 19	Straight No Chaser	$14,534	$38,500
MRH Sweet as Sin	Sweet as Sin	$15,785	$12,306
Series Classic Cut	Classic Cut	$50,806	$84,000
Series Balletic	Balletic	$95,685	$157,500
Series Arch Support 20	Captain Sparrow	$23,333	$23,333
Series Lane Way	Lane Way	$–	$11,305

62

Series Our Jenny B	Vino Grigio	$17,333	$17,333
Series Cable Boss	Cable Boss	$59,644	$98,175
Series Echo Warrior 19	Hero Status	$11,889	$56,700
Series The Filly Four	Various	$–	$–
Series Vow	Vow	$132	$49,000
Series Ari the Adventurer 19	Kanthari	$23,452	$102,638
Series Sigesmund	Sigesmund	$–	$–
Series Bajan Bashert	Bajan Bashert	$28,000	$37,333
Series Celestial Moon	Celestial Moon	$36,117	$25,355
Series Ashlees Empire 20	Escape Route	$–	$10,980
Series Edge High Speed Goldie 21	Flamekeeper	$17,188	$20,818
Series Sweet Sweet Annie 19	In Due Time	$7,455	$25,561
Series Adjust 20	Jai Ho	$11,055	$29,167
Series National Road	National Road	$–	$29,301
Series Northern Smile 20	Pep Rally	$4,052	$30,000
Series Flora Dora 20	Spun Intended	$15,625	$20,833
Series Twirl Girl 21	Tonality	$14,046	$25,000
Series MRH Adaay in Asia	Adaay in Asia	$40,498	$51,170
Series Chad Brown Bundle	Various	$65,492	$94,588
Series Moonbow 20	Cumberland Falls	$8,334	$17,063
Series Just Louise 19	Forbidden Kingdom	$–	$35,133
Series Future Stars Stable	Various	$(0)	$22,403
Series Ishvana 21	Ishvana 21	$(53,091)	$42,212
Series Patsys Kim 21	Lady Blitz	$61,720	$112,000
Series Sarrocchi 21	Legitify	$38,293	$96,250
Series Man Among Men	Man Among Men	$–	$34,577
Series Mo Temptation	Mo Temptation	$16,538	$36,750
Series My Fast One 20	One Fast Dream	$4,824	$35,000
Series Spirit 20	Phantom Ride	$13,910	$33,600
Series I'm a Looker 20	Pioneer Prince	$51,277	$87,500
Series Rosie's Alibi	Rosie's Alibi	$132,308	$218,750
Series Tufnel	Tufnel	$40,875	$69,963
Series Action Bundle	Action Bundle	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–
Series Demogorgon	Demogorgon	$–	$1,613
Series Gentleman Gerry	Gentleman Gerry	$–	$8,889
Series Without Delay	Golden Quality	$–	$–
Series Black Escort 19	Halofied	$–	$–
Series Heaven Street	Heaven Street	$–	$17,563
Series Timeless Trick 20	Interstellar	$–	$16,722
Series Madiera Wine	Madiera Wine	$–	$–
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	$–	$16,013
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–

63

Series Mayan Milagra 19	Tepeu	$–	$27,500
Series Tell All 19	Walk the Talk	$–	$–
Series Motion Emotion	Motion Emotion	$–	$–
Series Margaret Reay 19	A Mo Reay	$–	$–
Series Exonerated 19	Above Suspicion	$–	$2,315
Series Desire Street 19	Always Hopeful	$–	$19,119
Series Amandrea	Amandrea	$–	$–
Series Keertana 18	American Heiress	$–	$–
Series Speightstown Belle 19	Ancient Royalty	$–	$–
Series Two Trail Sioux 17	Annahilate	$–	$–
Series Bella Chica	Bella Chica	$–	$–
Series Big Mel	Big Mel	$–	$–
Series Daring Dancer 20	Boppy	$–	$11,988
Series Awe Hush 19	Can't Hush This	$–	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–
Series Carrothers	Carrothers	$–	$–
Series Our Miss Jones 19	Celebrity News	$–	$13,887
Series Collusion Illusion	Collusion Illusion	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–
Series Chasing the Moon 20	Cuvier	$–	$–
Series Daddy's Joy	Daddy's Joy	$–	$–
Series Deep Cover	Deep Cover	$–	$6,496
Series Midnight Sweetie 19	Dolce Notte	$–	$–
Series Frosted Oats	Frosted Oats	$–	$24,012
Series Going to Vegas	Going to Vegas	$–	$–
Series Got Stormy	Got Stormy	$–	$–
Series Helicopter Money	Helicopter Money	$–	$5,010
Series Apple Down Under 19	Howboutdemapples	$–	$–
Series Latte Da 19	Inalattetrouble	$–	$–
Series Tapitry 19	Infinite Empire	$–	$4,979
Series Fenwick Hall 20	Inspector	$–	$17,613
Series Silverpocketsfull 19	Iron Works	$–	$84,812
Series Kichiro	Kichiro	$–	$–
Series Lost Empire 19	Laforgia	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$25,900
Series Into Summer 19	Malibu Mayhem	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–
Series Mo Mischief	Mo Mischief	$–	$–
Series Monomoy Girl	Monomoy Girl	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$18,516
Series Naismith	Naismith	$–	$7,821

64

Series NY Exacta	NY Exacta	$–	$14,077
Series Popular Demand	Popular Demand	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–
Series Cayala 19	Provocateur	$–	$–
Series Athenian Beauty 19	Quantum Theory	$–	$–
Series Ishvana 21	Ishvana 21	$–	$–
Series Queen Amira 19	Regal Rebel	$–	$–
Series Consecrate 19	Sacred Beauty	$–	$–
Series Salute to America	Salute to America	$–	$2,032
Series Co Cola 19	Search Engine	$–	$97,927
Series Le Relais 20	Show Your Cards	$–	$–
Series Classofsixtythree 19	Sixtythreecaliber	$–	$29,514
Series Social Dilemma	Social Dilemma	$–	$–
Series Sunny 18	Solar Strike	$–	$–
Series Squared Straight	Squared Straight	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–
Series Stay Fabulous	Stay Fabulous	$–	$4,688
Series Storm Shooter	Storm Shooter	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$11,375
Series Courtisane 19	Tap the Gavel	$–	$63,506
Series Thirteen Stripes	Thirteen Stripes	$–	$2,957
Series Tizamagician	Tizamagician	$–	$–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–
Series War Safe	War Safe	$–	$8,750
Series Wayne O	Wayne O	$–	$–
Series Who Runs the World	Who Runs the World	$–	$91,928
Series Amers	Amers	$–	$–
Series Bullion	Bullion	$–	$–
Series Cairo Kiss	Cairo Kiss	$–	$–
Series De Mystique 17	Dancing Destroyer	$–	$–
Series Kiana's Love	Kiana's Love	$–	$–
Series Madarnas	Madarnas	$–	$–
Series Major Implications	Major Implications	$–	$–
Series Moonless Sky	Moonless Sky	$–	$–
Series Night of Idiots	Night of Idiots	$–	$–
Series Nileist	Nileist	$–	$–
Series Noble Goddess	Noble Goddess	$–	$–
Series Sauce On Side	Sauce On Side	$–	$–
Series Shake It Up Baby	Shake It Up Baby	$–	$–
Series Soul Beam	Soul Beam	$–	$–
Series Street Band	Street Band	$–	$–

65

Series Swiss Minister	Swiss Minister	$–	$–
Series Takeo Squared	Takeo Squared	$–	$–
Series Tavasco Road	Tavasco Road	$–	$–
Series Utalknboutpractice	Utalknboutpractice	$–	$–
Series Zestful	Zestful	$–	$–
Series New York Claiming Package	New York Claiming Package	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$10,585	$52,500
Series Yes This Time	Yes This Time	$–	$18,548
Series Whosbeeninmybed 19	Micro Share	$9,925	$80,325
Series Forever Rose	Forever Rose	$(62,008)	$39,381
Series Palace Foal	Palace Foal	$–	$–
Series Race Hunter 19	Chasing Time	$26,562	$87,500
Series Tell the Duchess 19	Duke of Love	$11,230	$29,750
Series Authentic	Authentic	$–	$699,923
Totals		$3,049,767	$4,783,285

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

Other Expense – Loss on Horse Retirement

For the twelve–month periods ended December 31, 2024, and December 31, 2023, the loss on horse retirement was a gain of $4,019,295 and a loss of $422,805, respectively, an decrease of $4,442,100. The decrease is due to certain significant gains resulting from the sale of Seize the Grey and Rosie’s Alibi during the period.

The loss on horse retirement on a series–by–series basis as of December 31, 2024, and December 31, 2023 are as follows:

Loss on Horse
Series Name	Underlying Asset	31-Dec-24	31-Dec-23
Series Stylishly 23	Black Tie Optional	$–	$–
MRH STG Broodmare Band	Various	$–	$–
Series Spanxamillion	Native Brew	$–	$–
MRH Incredi-Bundle	Various	$–	$–
Series Malibu Bonnie 23	Munny Problem	$–	$–
Series Blip Says Bye	Misstrial	$–	$–
MRH New York Bundle	Various	$42,620	$–
Series Formidable Kitt	Elite Heat	$–	$–
MRH Brandy 22	Authentic Spirit	$–	$–
Series Sirius Pursuit	Sirius Pursuit	$–	$–
Series Clair de Lune 22	Moonlit Courage	$–	$–
MRH Catalyst	Catalyst	$–	$–
MRH Real Savvy	Real Savvy	$–	$–
MRH Blue Devil	Blue Devil	$–	$–
Series Smart Shopping 21	Seize the Grey	$(3,879,483)	$–
MRH Isle Blue	Isle Blue	$–	$–

66

MRH Here's the Kicker	Here's the Kicker	$–	$–
MRH Sweet Voyage	Sweet Voyage	$–	$–
Series Enchante 21	Simply Enchanting	$–	$–
Classic Colt Package	Edge Classic Colts	$(51,857)	$–
Series Elarose 21	Secret Crush	$–	$–
Series Kindle 21	A Day to Remember	$–	$–
Series Knarsdale 21	Seismic Beauty	$–	$–
Series Song of Lark 21	Fireball Birdie	$–	$–
Series The Royal Duet	The Royal Duet	$113,563	$–
Series Edge Crown It 21	Normandy Queen	$–	$–
Series Edge More Than Magic 21	Time is Magic	$–	$–
Series One Last Night 21	Fancy Quality	$–	$–
Series Margarita Friday 19	Straight No Chaser	$–	$–
MRH Sweet as Sin	Sweet as Sin	$–	$–
Series Classic Cut	Classic Cut	$–	$–
Series Balletic	Balletic	$(37,503)	$–
Series Arch Support 20	Captain Sparrow	$–	$–
Series Lane Way	Lane Way	$–	$–
Series Our Jenny B	Vino Grigio	$–	$–
Series Cable Boss	Cable Boss	$–	$–
Series Echo Warrior 19	Hero Status	$(28,995)	$–
Series The Filly Four	Various	$–	$–
Series Vow	Vow	$(11,997)	$–
Series Ari the Adventurer 19	Kanthari	$–	$–
Series Sigesmund	Sigesmund	$–	$–
Series Bajan Bashert	Bajan Bashert	$44,158	$–
Series Celestial Moon	Celestial Moon	$67,991	$–
Series Ashlees Empire 20	Escape Route	$–	$–
Series Edge High Speed Goldie 21	Flamekeeper	$44,674	$–
Series Sweet Sweet Annie 19	In Due Time	$(4,000)	$–
Series Adjust 20	Jai Ho	$16,027	$–
Series National Road	National Road	$–	$32,589
Series Northern Smile 20	Pep Rally	$32,158	$–
Series Flora Dora 20	Spun Intended	$16,207	$–
Series Twirl Girl 21	Tonality	$33,510	$–
Series MRH Adaay in Asia	Adaay in Asia	$107,028	$–
Series Chad Brown Bundle	Various	$–	$136,947
Series Moonbow 20	Cumberland Falls	$4,267	$–
Series Just Louise 19	Forbidden Kingdom	$(141,943)	$–
Series Future Stars Stable	Various	$(19,577)	$(42,633)
Series Ishvana 21	Ishvana 21	$–	$–
Series Patsys Kim 21	Lady Blitz	$117,721	$–
Series Sarrocchi 21	Legitify	$105,752	$–
Series Man Among Men	Man Among Men	$(80,920)	$–
Series Mo Temptation	Mo Temptation	$45,398	$–

67

Series My Fast One 20	One Fast Dream	$40,092	$–
Series Spirit 20	Phantom Ride	$(350)	$–
Series I'm a Looker 20	Pioneer Prince	$69,851	$–
Series Rosie's Alibi	Rosie's Alibi	$(589,742)	$–
Series Tufnel	Tufnel	$–	$–
Series Action Bundle	Action Bundle	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–
Series Demogorgon	Demogorgon	$–	$32,903
Series Gentleman Gerry	Gentleman Gerry	$–	$32,963
Series Without Delay	Golden Quality	$–	$–
Series Black Escort 19	Halofied	$–	$–
Series Heaven Street	Heaven Street	$–	$(26,401)
Series Timeless Trick 20	Interstellar	$–	$18,978
Series Madiera Wine	Madiera Wine	$–	$–
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	$–	$35,053
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$(24,426)
Series Tell All 19	Walk the Talk	$–	$–
Series Motion Emotion	Motion Emotion	$–	$–
Series Margaret Reay 19	A Mo Reay	$–	$–
Series Exonerated 19	Above Suspicion	$–	$5,257
Series Desire Street 19	Always Hopeful	$–	$19,805
Series Amandrea	Amandrea	$–	$–
Series Keertana 18	American Heiress	$–	$–
Series Speightstown Belle 19	Ancient Royalty	$–	$–
Series Two Trail Sioux 17	Annahilate	$–	$–
Series Bella Chica	Bella Chica	$–	$–
Series Big Mel	Big Mel	$–	$–
Series Daring Dancer 20	Boppy	$–	$8,312
Series Awe Hush 19	Can't Hush This	$–	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–
Series Carrothers	Carrothers	$–	$–
Series Our Miss Jones 19	Celebrity News	$–	$(8,132)
Series Collusion Illusion	Collusion Illusion	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–
Series Chasing the Moon 20	Cuvier	$–	$–
Series Daddy's Joy	Daddy's Joy	$–	$–
Series Deep Cover	Deep Cover	$–	$–
Series Midnight Sweetie 19	Dolce Notte	$–	$–
Series Frosted Oats	Frosted Oats	$–	$(48,043)
Series Going to Vegas	Going to Vegas	$–	$–
Series Got Stormy	Got Stormy	$–	$–
Series Helicopter Money	Helicopter Money	$–	$27,292
Series Apple Down Under 19	Howboutdemapples	$–	$–
Series Latte Da 19	Inalattetrouble	$–	$–
Series Tapitry 19	Infinite Empire	$–	$(108)

68

Series Fenwick Hall 20	Inspector	$–	$41,425
Series Silverpocketsfull 19	Iron Works	$–	$60,289
Series Kichiro	Kichiro	$–	$–
Series Lost Empire 19	Laforgia	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$62,222
Series Into Summer 19	Malibu Mayhem	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–
Series Mo Mischief	Mo Mischief	$–	$–
Series Monomoy Girl	Monomoy Girl	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$10,837
Series Naismith	Naismith	$–	$(240)
Series NY Exacta	NY Exacta	$–	$13,589
Series Popular Demand	Popular Demand	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–
Series Cayala 19	Provocateur	$–	$–
Series Athenian Beauty 19	Quantum Theory	$–	$–
Series Ishvana 21	Ishvana 21	$–	$–
Series Queen Amira 19	Regal Rebel	$–	$–
Series Consecrate 19	Sacred Beauty	$–	$–
Series Salute to America	Salute to America	$–	$14,038
Series Co Cola 19	Search Engine	$–	$19,405
Series Le Relais 20	Show Your Cards	$–	$–
Series Classofsixtythree 19	Sixtythreecaliber	$–	$(162,952)
Series Social Dilemma	Social Dilemma	$–	$–
Series Sunny 18	Solar Strike	$–	$–
Series Squared Straight	Squared Straight	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–
Series Stay Fabulous	Stay Fabulous	$6,750	$69,969
Series Storm Shooter	Storm Shooter	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$503
Series Courtisane 19	Tap the Gavel	$–	$41,858
Series Thirteen Stripes	Thirteen Stripes	$–	$9,700
Series Tizamagician	Tizamagician	$–	$–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–
Series War Safe	War Safe	$–	$40,643
Series Wayne O	Wayne O	$–	$–
Series Who Runs the World	Who Runs the World	$–	$66,738
Series Amers	Amers	$–	$–
Series Bullion	Bullion	$–	$–
Series Cairo Kiss	Cairo Kiss	$–	$–
Series De Mystique 17	Dancing Destroyer	$–	$–
Series Kiana's Love	Kiana's Love	$–	$–
Series Madarnas	Madarnas	$–	$–

69

Series Major Implications	Major Implications	$–	$–
Series Moonless Sky	Moonless Sky	$–	$–
Series Night of Idiots	Night of Idiots	$–	$–
Series Nileist	Nileist	$–	$–
Series Noble Goddess	Noble Goddess	$–	$–
Series Sauce On Side	Sauce On Side	$–	$–
Series Shake It Up Baby	Shake It Up Baby	$–	$–
Series Soul Beam	Soul Beam	$–	$–
Series Street Band	Street Band	$–	$–
Series Swiss Minister	Swiss Minister	$–	$–
Series Takeo Squared	Takeo Squared	$–	$–
Series Tavasco Road	Tavasco Road	$–	$–
Series Utalknboutpractice	Utalknboutpractice	$–	$–
Series Zestful	Zestful	$–	$–
Series New York Claiming Package	New York Claiming Package	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$(28,008)	$–
Series Yes This Time	Yes This Time	$–	$(65,573)
Series Whosbeeninmybed 19	Micro Share	$(52,687)	$–
Series Forever Rose	Forever Rose	$–	$–
Series Palace Foal	Palace Foal	$–	$–
Series Race Hunter 19	Chasing Time	$–	$–
Series Tell the Duchess 19	Duke of Love	$–	$–
Series Authentic	Authentic	$–	$–
Totals		$(4,019,295)	$422,805

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

As a result, the Company’s aggregate net loss across all series for the twelve–month periods ended December 31, 2024, and December 31, 2023 was $1,903,336 and $7,850,399, respectively.

Liquidity and Capital Resources – For the Years Ended December 31, 2024 and 2023

During the years ended December 31, 2024 and 2023, the Company has relied on advances from founders, raising capital to fund its operations and the issuance of securities under Regulation A offerings, as well as under a Regulation D offering as sources of capital. The funds raised supported the repayment of manager’s loans (advanced to obtain Underlying Assets), accrue management fees and set aside cash held by the manager as horse reserve accounts to cover certain horse expenses. Additionally, the Company acquired one Underlying Asset through a loan from a strategic vendor partner.

70

Of the horses that were part of an offering as of December 31, 2024 that have not yet started racing and thus potential revenue–generating activities, the Company anticipates they will begin racing as follows:

Series Name	Underlying Asset	Target for Revenue Generation
Series Our Jenny B	Vino Grigio	March-25
Series Clair de Lune 22	Moonlit Courage	April-25
Series Spanxamillion	Native Brew	August-25
Series Malibu Bonnie 23	Munny Problem	August-25
Series Blip Says Bye	Misstrial	August-25
Series Sirius Pursuit	Sirius Pursuit	August-25
MRH Isle Blue	Isle Blue	September-25
Series Stylishly 23	Black Tie Optional	October-25
MRH STG Broodmare Band (1)	Various	November-25

(1)	The Series is comprised of four mares and four foals, of which certain mares and foals will be sold in November of 2025, which will be a revenue generating event for the Series.

The Company anticipates such horses will begin racing and, thus, potentially generating revenue as early as the above dates, which should allow such Series to maintain an ongoing reserve for Operating Expenses without the need to raise additional capital. Should such Underlying Asset need more time than anticipated in training or fails to generate sufficient revenues as expected, the Manager may loan the Series money from time–to–time to cover its Operating Expenses. The Company has purchased insurance for such Underlying Assets.

The Company (if viewed as if it were a separate and distinct entity apart from its Series) will not have much, if any, need for cash reserves and, instead, each Series will have liquidity needs that are built into Operating Expense reserves and covered by future revenue–generating activities. Specifically, it is the intent of the Company to reserve Operating Expenses, including Upkeep Fees, at the outset of an offering sufficient to maintain the Underlying Asset without the need to raise additional capital for such Series. The Company intends to rely on revenue generated from such Underlying Asset to provide ongoing working capital needed to fund the Operating Expenses of each such Series thereafter. Further, in the event that a Series is not fully subscribed, or needs additional funding beyond the Operating Expense reserves, (i) the Manager and/or its affiliates may exercise their right to purchase interests in the Series on the same terms and conditions as the investors, (ii) if such Underlying Asset was originally acquired by the Company or an affiliate pursuant to a Profit Participation Convertible Promissory Note or similar instrument, such party may exercise its conversion rights, and/or (iii) the Series may obtain a loan from the Manager, affiliates or third parties to obtain sufficient working capital to operate the underlying asset.

During the next 12 months, the Company intends to fund its operations, including those of its Series with funding from a Regulation A offering campaign, loans from its Manager and funds from revenue producing activities, if and when such can be realized. If the Company cannot secure additional short–term capital, it may cease operations. The financial statements and related notes thereto included in this Annual Report do not include any adjustments that might result from these uncertainties.

71

Horse Reserve Funds

During the twelve–month periods ended December 31, 2024, and December 31, 2023, the Company had a total of $2,049,599 and $3,159,064respectively, in reserve funds held by the Manager for each series of an Underlying Asset as outlined below.

As of December 31, 2024, the Company’s positions of borrowings and amounts owed to it by the Manager are as follows:

Series Name	Underlying Asset	Horse reserve account owed to/(by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/(by) Series	Horse Reserves to Last Through
Series Stylishly 23	Black Tie Optional	$187,876	$(12,899)	$174,977	July-26
MRH STG Broodmare Band	Various	$(12,596)	$(593,000)	$(605,596)	–
Series Spanxamillion	Native Brew	$164,216	$(237,843)	$(73,627)	July-26
MRH Incredi-Bundle	Various	$116,227	$–	$116,227	December-25
Series Malibu Bonnie 23	Munny Problem	$167,932	$(92,820)	$75,112	July-26
Series Blip Says Bye	Misstrial	$170,837	$(260,922)	$(90,085)	July-26
MRH New York Bundle	Various	$182,310	$–	$182,310
Series Formidable Kitt	Elite Heat	$137,427	$–	$137,427	July-26
MRH Brandy 22	Authentic Spirit	$103,823	$–	$103,823	July-26
Series Sirius Pursuit	Sirius Pursuit	$106,278	$(109,654)	$(3,376)	March-26
Series Clair de Lune 22	Moonlit Courage	$135,889	$–	$135,889	July-26
MRH Catalyst	Catalyst	$66,286	$–	$66,286	December-25
MRH Real Savvy	Real Savvy	$60,819	$–	$60,819	December-25
MRH Blue Devil	Blue Devil	$64,241	$(231,797)	$(167,556)	December-25
Series Smart Shopping 21	Seize the Grey	$157,573	$–	$157,573	January-27
MRH Isle Blue	Isle Blue	$50,101	$–	$50,101	December-25
MRH Here's the Kicker	Here's the Kicker	$36,561	$–	$36,561	March-25
MRH Sweet Voyage	Sweet Voyage	$59,472	$–	$59,472	December-25
Series Enchante 21	Simply Enchanting	$37,098	$–	$37,098	March-25
Classic Colt Package	Edge Classic Colts	$9,961	$–	$9,961	February-25
Series Elarose 21	Secret Crush	$21,585	$–	$21,585	March-25
Series Kindle 21	A Day to Remember	$52,933	$–	$52,933	June-25
Series Knarsdale 21	Seismic Beauty	$15,882	$–	$15,882	March-25
Series Song of Lark 21	Fireball Birdie	$35,367	$–	$35,367	April-25
Series The Royal Duet	The Royal Duet	$72,219	$–	$72,219	June-25
Series Edge Crown It 21	Normandy Queen	$176	$–	$176	–

72

Series Edge More Than Magic 21	Time is Magic	$(2,528)	$–	$(2,528)	–
Series One Last Night 21	Fancy Quality	$15,092	$–	$15,092	March-25
Series Margarita Friday 19	Straight No Chaser	$33,512	$–	$33,512	March-25
MRH Sweet as Sin	Sweet as Sin	$17,080	$–	$–	March-25
Series Classic Cut	Classic Cut	$28,373	$–	$28,373	March-25
Series Balletic	Balletic	$27,143	$–	$27,143	March-25
Series Arch Support 20	Captain Sparrow	$9,296	$–	$9,296	February-25
Series Lane Way	Lane Way	$12,895	$–	$12,895	February-25
Series Our Jenny B	Vino Grigio	$(2,989)	$–	$(2,989)	–
Series Cable Boss	Cable Boss	$8,786	$–	$8,786	January-25
Series Echo Warrior 19	Hero Status	$4,972	$–	$4,972	January-25
Series The Filly Four	Various	$–	$–	$–	–
Series Vow	Vow	$–	$–	$–	–
Series Ari the Adventurer 19	Kanthari	$–	$–	$–	–
Series Sigesmund	Sigesmund	$–	$–	$–	–
Series Bajan Bashert	Bajan Bashert	$–	$–	$–	–
Series Celestial Moon	Celestial Moon	$–	$–	$–	–
Series Escape Route	Escape Route	$–	$–	$–	–
Series Edge High Speed Goldie 21	Flamekeeper	$–	$–	$–	–
Series Sweet Sweet Annie 19	In Due Time	$–	$–	$–	–
Series Adjust 20	Jai Ho	$–	$–	$–	–
Series National Road	National Road	$–	$–	$–	–
Series Northern Smile 20	Pep Rally	$–	$–	$–	–
Series Flora Dora 20	Spun Intended	$(5,000)	$–	$(5,000)	–
Series Twirl Girl 21	Tonality	$–	$–	$–	–
Series MRH Adaay in Asia	Adaay in Asia	$–	$–	$–	–
Series Chad Brown Bundle	Various	$–	$–	$–	–
Series Moonbow 20	Cumberland Falls	$–	$–	$–	–
Series Just Louise 19	Forbidden Kingdom	$–	$–	$–	–
Series Future Stars Stable	Various	$–	$–	$–	–
Series Ishvana 21(4)	Ishvana 21	$–	$–	$–	–
Series Patsys Kim 21	Lady Blitz	$–	$–	$–	–
Series Sarrocchi 21	Legitify	$–	$–	$–	–
Series Man Among Men	Man Among Men	$–	$–	$–	–

73

Series Mo Temptation	Mo Temptation	$–	$–	$–	–
Series My Fast One 20	One Fast Dream	$–	$–	$–	–
Series Spirit 20	Phantom Ride	$–	$–	$–	–
Series I'm a Looker 20	Pioneer Prince	$–	$–	$–	–
Series Rosie's Alibi	Rosie's Alibi	$–	$–	$–	–
Series Tufnel	Tufnel	$–	$–	$–	–
Series Action Bundle (1)	Action Bundle	$–	$–	$–	–
Series Dancing Crane	Dancing Crane	$–	$–	$–	–
Series Demogorgon	Demogorgon	$–	$–	$–	–
Series Gentleman Gerry	Gentleman Gerry	$–	$–	$–	–
Series Without Delay	Golden Quality	$–	$–	$–	–
Series Black Escort 19	Halofied	$–	$–	$–	–
Series Heaven Street	Heaven Street	$–	$–	$–	–
Series Timeless Trick 20	Interstellar	$–	$–	$–	–
Series Madiera Wine	Madiera Wine	$–	$–	$–	–
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	$–	$–	$–	–
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–	$–	–
Series Mayan Milagra 19	Tepeu	$–	$–	$–	–
Series Tell All 19	Walk the Talk	$–	$–	$–	–
Series Motion Emotion (2)	Motion Emotion	$–	$–	$–	–
Series Margaret Reay 19	A Mo Reay	$–	$–	$–	–
Series Exonerated 19	Above Suspicion	$–	$–	$–	–
Series Desire Street 19	Always Hopeful	$–	$–	$–	–
Series Amandrea	Amandrea	$–	$–	$–	–
Series Keertana 18	American Heiress	$–	$–	$–	–
Series Speightstown Belle 19	Ancient Royalty	$–	$–	$–	–
Series Two Trail Sioux 17	Annahilate	$–	$–	$–	–
Series Bella Chica	Bella Chica	$–	$–	$–	–
Series Big Mel	Big Mel	$–	$–	$–	–
Series Daring Dancer 20	Boppy	$–	$–	$–	–
Series Awe Hush 19	Can't Hush This	$–	$–	$–	–
Series Martita Sangrita 17	Carpe Vinum	$–	$–	$–	–
Series Carrothers	Carrothers	$–	$–	$–	–
Series Our Miss Jones 19	Celebrity News	$–	$–	$–	–

74

Series Collusion Illusion	Collusion Illusion	$–	$–	$–	–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–	$–	–
Series Chasing the Moon 20	Cuvier	$–	$–	$–	–
Series Daddy's Joy	Daddy's Joy	$–	$–	$–	–
Series Deep Cover	Deep Cover	$–	$–	$–	–
Series Midnight Sweetie 19	Dolce Notte	$–	$–	$–	–
Series Frosted Oats	Frosted Oats	$–	$–	$–	–
Series Going to Vegas	Going to Vegas	$–	$–	$–	–
Series Got Stormy	Got Stormy	$–	$–	$–	–
Series Ashlees Empire 20	Helicopter Money	$–	$–	$–	–
Series Apple Down Under 19	Howboutdemapples	$–	$–	$–	–
Series Latte Da 19	Inalattetrouble	$–	$–	$–	–
Series Tapitry 19	Infinite Empire	$–	$–	$–	–
Series Fenwick Hall 20	Inspector	$–	$–	$–	–
Series Silverpocketsfull 19	Iron Works	$–	$–	$–	–
Series Kichiro	Kichiro	$–	$–	$–	–
Series Lost Empire 19	Laforgia	$–	$–	$–	–
Series Lazy Daisy	Lazy Daisy	$–	$–	$–	–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–	$–	–
Series You Make Luvin Fun 19	Magical Ways	$–	$–	$–	–
Series Into Summer 19	Malibu Mayhem	$–	$–	$–	–
Series Miss Puzzle	Miss Puzzle	$–	$–	$–	–
Series Mo Mischief	Mo Mischief	$–	$–	$–	–
Series Monomoy Girl	Monomoy Girl	$–	$–	$–	–
Series Mrs Whistler	Mrs Whistler	$–	$–	$–	–
Series Naismith	Naismith	$–	$–	$–	–
Series NY Exacta	NY Exacta	$–	$–	$–	–
Series Popular Demand	Popular Demand	$–	$–	$–	–
Series Power Up Paynter	Power Up Paynter	$–	$–	$–	–
Series Cayala 19	Provocateur	$–	$–	$–	–
Series Athenian Beauty 19	Quantum Theory	$–	$–	$–	–
Series Ishvana 21	Ishvana 21	$–	$–	$–	–

75

Series Queen Amira 19	Regal Rebel	$–	$–	$–	–
Series Consecrate 19	Sacred Beauty	$–	$–	$–	–
Series Salute to America	Salute to America	$–	$–	$–	–
Series Co Cola 19	Search Engine	$–	$–	$–	–
Series Le Relais 20	Show Your Cards	$–	$–	$–	–
Series Classofsixtythree 19	Sixtythreecaliber	$–	$–	$–	–
Series Social Dilemma	Social Dilemma	$–	$–	$–	–
Series Sunny 18	Solar Strike	$–	$–	$–	–
Series Squared Straight	Squared Straight	$–	$–	$–	–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–	$–	–
Series Stay Fabulous	Stay Fabulous	$–	$–	$–	–
Series Storm Shooter	Storm Shooter	$–	$–	$–	–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$–	$–	–
Series Courtisane 19	Tap the Gavel	$–	$–	$–	–
Series Thirteen Stripes	Thirteen Stripes	$–	$–	$–	–
Series Tizamagician	Tizamagician	$–	$–	$–	–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–	$–	–
Series Vertical Threat	Vertical Threat	$–	$–	$–	–
Series War Safe	War Safe	$–	$–	$–	–
Series Wayne O	Wayne O	$–	$–	$–	–
Series Who Runs the World	Who Runs the World	$–	$–	$–	–
Series Amers	Amers	$–	$–	$–	–
Series Bullion	Bullion	$–	$–	$–	–
Series Cairo Kiss	Cairo Kiss	$–	$–	$–	–
Series De Mystique 17	Dancing Destroyer	$–	$–	$–	–
Series Kiana's Love	Kiana's Love	$–	$–	$–	–
Series Madarnas	Madarnas	$–	$–	$–	–
Series Major Implications	Major Implications	$–	$–	$–	–
Series Moonless Sky	Moonless Sky	$–	$–	$–	–
Series Night of Idiots	Night of Idiots	$–	$–	$–	–
Series Nileist	Nileist	$–	$–	$–	–
Series Noble Goddess	Noble Goddess	$–	$–	$–	–
Series Sauce On Side	Sauce On Side	$–	$–	$–	–
Series Shake It Up Baby	Shake It Up Baby	$–	$–	$–	–

76

Series Soul Beam	Soul Beam	$–	$–	$–	–
Series Street Band	Street Band	$–	$–	$–	–
Series Swiss Minister	Swiss Minister	$–	$–	$–	–
Series Takeo Squared	Takeo Squared	$–	$–	$–	–
Series Tavasco Road	Tavasco Road	$–	$–	$–	–
Series Utalknboutpractice	Utalknboutpractice	$–	$–	$–	–
Series Zestful	Zestful	$–	$–	$–	–
Series New York Claiming Package	New York Claiming Package	$–	$–	$–	–
Series Miss Sakamoto	Miss Sakamoto	$–	$–	$–	–
Series Yes This Time	Yes This Time	$–	$–	$–	–
Series Whosbeeninmybed 19	Micro Share	$–	$–	$–	–
Series Forever Rose (3)	Forever Rose	$–	$–	$–	–
Series Palace Foal	Palace Foal	$(6,171)	$–	$(6,171)	–
Series Race Hunter 19	Chasing Time	$(30,534)	$–	$(30,534)	–
Series Tell the Duchess 19	Duke of Love	$(96,566)	$–	$(96,566)	–
Series Authentic	Authentic	$(164,256)	$–	$(164,256)	–
Totals		$2,049,599	$(1,538,935)	$493,584	–

____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

77

The cash reserves for Operating Expenses, including Upkeep Fees, for each Series are estimated to last through the time period set forth in the table above in “Liquidity and Capital Resources”. The purchase price of such Underlying Assets typically includes such reserves for Operating Expenses through at least the time period set forth in the table above. In the Offerings, it is the intent of the Company to reserve Operating Expenses, including Upkeep Fees, at the outset of an offering sufficient to maintain the Underlying Asset without the need to raise additional capital for such series. The Company intends to rely on revenue generated from such Underlying Asset to provide ongoing working capital needed to fund the Operating Expenses of each such Series thereafter.

Series Interests

As of December 31, 2024, the Company received a total of $53,145,920 in exchange for series interests in various Underlying Assets (See our financial statements and “Note 6 – Members’ Equity/(Deficit)” for more detail):

Series Name	Underlying Asset	Units Offered	Units Tendered	Subscription Amount
Series Stylishly 23	Black Tie Optional	5,000	5,000	1,140,000
MRH STG Broodmare Band	Various	–	–	–
Series Spanxamillion	Native Brew	5,000	2,941	511,734
MRH Incredi-Bundle	Various	10,200	10,200	1,101,600
Series Malibu Bonnie 23	Munny Problem	10,000	8,381	662,099
Series Blip Says Bye	Misstrial	10,000	5,386	420,108
MRH New York Bundle	Various	5,100	5,100	1,147,500
Series Formidable Kitt	Elite Heat	5,000	5,000	660,000
MRH Brandy 22	Authentic Spirit	9,000	9,000	765,000
Series Sirius Pursuit	Sirius Pursuit	3,000	1,765	208,270
Series Clair de Lune 22	Moonlit Courage	5,000	5,000	415,000
MRH Catalyst	Catalyst	6,500	6,500	669,500
MRH Real Savvy	Real Savvy	3,750	3,750	555,000
MRH Blue Devil	Blue Devil	5,100	1,112	83,400
Series Smart Shopping 21	Seize the Grey	5,000	5,000	635,000
MRH Isle Blue	Isle Blue	5,100	5,100	413,100
MRH Here's the Kicker	Here's the Kicker	13,333	13,333	519,987
MRH Sweet Voyage	Sweet Voyage	3,750	3,750	348,750
Series Enchante 21	Simply Enchanting	6,000	6,000	594,000
Classic Colt Package	Edge Classic Colts	40	40	569,520
Series Elarose 21	Secret Crush	10,000	10,000	640,000
Series Kindle 21	A Day to Remember	5,500	5,500	390,500
Series Knarsdale 21	Seismic Beauty	5,100	5,100	571,200
Series Song of Lark 21	Fireball Birdie	2,550	2,550	349,350
Series The Royal Duet	The Royal Duet	5,100	5,100	1,030,200
Series Edge Crown It 21	Normandy Queen	15	15	217,500
Series Edge More Than Magic 21	Time is Magic	12	12	180,000
Series One Last Night 21	Fancy Quality	3,000	3,000	339,000
Series Margarita Friday 19	Straight No Chaser	2,000	2,000	332,000
MRH Sweet as Sin	Sweet as Sin	110	110	113,630
Series Classic Cut	Classic Cut	10,000	10,000	510,000
Series Balletic	Balletic	10,000	10,000	800,000
Series Arch Support 20	Captain Sparrow	10	10	112,000
Series Lane Way	Lane Way	6,000	6,000	540,000
Series Our Jenny B	Vino Grigio	20	20	120,000

78

Series Cable Boss	Cable Boss	5,100	5,100	494,700
Series Echo Warrior 19	Hero Status	6,000	6,000	348,000
Series The Filly Four	Various	8,000	8,000	1,440,000
Series Vow	Vow	2,000	2,000	358,000
Series Ari the Adventurer 19	Kanthari	5,100	5,100	433,500
Series Sigesmund	Sigesmund	200	200	20,000
Series Bajan Bashert	Bajan Bashert	16	16	160,000
Series Celestial Moon	Celestial Moon	20	20	230,000
Series Ashlees Empire 20	Escape Route	10	10	62,952
Series Edge High Speed Goldie 21	Flamekeeper	13	13	130,000
Series Sweet Sweet Annie 19	In Due Time	20	20	150,000
Series Adjust 20	Jai Ho	10	10	135,000
Series National Road	National Road	20	20	140,000
Series Northern Smile 20	Pep Rally	20	20	140,000
Series Flora Dora 20	Spun Intended	10	10	100,000
Series Twirl Girl 21	Tonality	20	20	150,000
Series MRH Adaay in Asia	Adaay in Asia	5,100	5,100	418,200
Series Chad Brown Bundle	Various	5,000	5,000	1,170,000
Series Moonbow 20	Cumberland Falls	2,500	2,500	215,000
Series Just Louise 19	Forbidden Kingdom	1,020	1,020	233,580
Series Future Stars Stable	Various	10,000	10,000	500,000
Series Ishvana 21	Ishvana 21	–	–	–
Series Patsys Kim 21	Lady Blitz	5,000	5,000	665,000
Series Sarrocchi 21	Legitify	5,000	5,000	640,000
Series Man Among Men	Man Among Men	820	820	223,860
Series Mo Temptation	Mo Temptation	3,500	3,500	304,500
Series My Fast One 20	One Fast Dream	2,000	2,000	330,000
Series Spirit 20	Phantom Ride	3,000	3,000	252,000
Series I'm a Looker 20	Pioneer Prince	4,000	4,000	580,000
Series Rosie's Alibi	Rosie's Alibi	10,000	10,000	1,050,000
Series Tufnel	Tufnel	5,200	5,200	322,400
Series Action Bundle	Action Bundle	10,000	10,000	310,000
Series Dancing Crane	Dancing Crane	20	20	122,000
Series Demogorgon	Demogorgon	20	20	128,000
Series Gentleman Gerry	Gentleman Gerry	20	20	155,000
Series Without Delay	Golden Quality	20	20	140,000
Series Black Escort 19	Halofied	20	20	100,000
Series Heaven Street	Heaven Street	20	20	150,000
Series Timeless Trick 20	Interstellar	12	12	93,000
Series Madiera Wine	Madiera Wine	20	20	50,000
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	50	50	250,000
Series Sunsanddrinkinhand	Sunsanddrinkinhand	20	20	100,000
Series Mayan Milagra 19	Tepeu	20	20	170,000
Series Tell All 19	Walk the Talk	12	12	126,000
Series Motion Emotion	Motion Emotion	1,020	1,020	85,680
Series Margaret Reay 19	A Mo Reay	820	820	246,820

79

Series Exonerated 19	Above Suspicion	820	820	138,580
Series Desire Street 19	Always Hopeful	1,020	1,020	205,020
Series Amandrea	Amandrea	550	550	162,250
Series Keertana 18	American Heiress	5,100	5,100	510,000
Series Speightstown Belle 19	Ancient Royalty	900	900	125,100
Series Two Trail Sioux 17	Annahilate	450	450	135,000
Series Bella Chica	Bella Chica	100	100	38,000
Series Big Mel	Big Mel	6,000	6,000	726,000
Series Daring Dancer 20	Boppy	750	750	101,250
Series Awe Hush 19	Can't Hush This	1,800	1,800	295,200
Series Martita Sangrita 17	Carpe Vinum	600	600	192,000
Series Carrothers	Carrothers	5,100	5,100	515,100
Series Our Miss Jones 19	Celebrity News	1,200	1,200	187,200
Series Collusion Illusion	Collusion Illusion	25,000	25,000	750,000
Series Grand Traverse Bay 19	Cornice Traverse	750	750	335,250
Series Chasing the Moon 20	Cuvier	–	–	–
Series Daddy's Joy	Daddy's Joy	600	600	108,000
Series Deep Cover	Deep Cover	800	800	176,000
Series Midnight Sweetie 19	Dolce Notte	820	820	121,360
Series Frosted Oats	Frosted Oats	4,100	4,100	172,200
Series Going to Vegas	Going to Vegas	5,100	5,100	438,600
Series Got Stormy	Got Stormy	5,100	5,100	229,500
Series Helicopter Money	Helicopter Money	3,000	3,000	201,000
Series Apple Down Under 19	Howboutdemapples	600	600	103,800
Series Latte Da 19	Inalattetrouble	4,100	4,100	143,500
Series Tapitry 19	Infinite Empire	820	820	223,860
Series Fenwick Hall 20	Inspector	1,200	1,200	242,400
Series Silverpocketsfull 19	Iron Works	5,100	5,100	453,900
Series Kichiro	Kichiro	200	200	26,000
Series Lost Empire 19	Laforgia	10,200	10,200	357,000
Series Lazy Daisy	Lazy Daisy	1,250	1,250	143,750
Series Ambleside Park 19	Lookwhogotlucky	410	410	84,050
Series You Make Luvin Fun 19	Magical Ways	6,000	6,000	450,000
Series Into Summer 19	Malibu Mayhem	650	650	250,900
Series Miss Puzzle	Miss Puzzle	125	125	31,250
Series Mo Mischief	Mo Mischief	5,100	5,100	382,500
Series Monomoy Girl	Monomoy Girl	10,200	10,200	469,200
Series Mrs Whistler	Mrs Whistler	2,000	2,000	274,000
Series Naismith	Naismith	2,000	2,000	304,000
Series NY Exacta	NY Exacta	2,000	2,000	456,000
Series Popular Demand	Popular Demand	1,020	1,020	248,880
Series Power Up Paynter	Power Up Paynter	600	600	114,000
Series Cayala 19	Provocateur	4,100	4,100	373,100
Series Athenian Beauty 19	Quantum Theory	1,800	1,800	84,600
Series Ishvana 21	Ishvana 21	–	–	–
Series Queen Amira 19	Regal Rebel	2,000	2,000	330,000
Series Consecrate 19	Sacred Beauty	410	410	64,370
Series Salute to America	Salute to America	1,000	1,000	273,000
Series Co Cola 19	Search Engine	5,100	5,100	540,600

80

Series Le Relais 20	Show Your Cards	3,000	3,000	495,000
Series Classofsixtythree 19	Sixtythreecaliber	1,000	1,000	193,000
Series Social Dilemma	Social Dilemma	510	510	85,170
Series Sunny 18	Solar Strike	6,000	6,000	390,000
Series Squared Straight	Squared Straight	150	150	40,500
Series Wonder Upon a Star 19	Star Six Nine	10,000	10,000	370,000
Series Stay Fabulous	Stay Fabulous	2,500	2,500	310,000
Series Storm Shooter	Storm Shooter	2,000	2,000	324,000
Series Grand Traverse Bay 20	Sun Valley Road	750	750	90,750
Series Courtisane 19	Tap the Gavel	10,000	10,000	490,000
Series Thirteen Stripes	Thirteen Stripes	1,000	1,000	229,000
Series Tizamagician	Tizamagician	600	600	192,000
Series Two Trail Sioux 17K	Two Trail Sioux 17K	1	1	29,720
Series Vertical Threat	Vertical Threat	600	600	126,000
Series War Safe	War Safe	2,000	2,000	292,000
Series Wayne O	Wayne O	6,000	6,000	570,000
Series Who Runs the World	Who Runs the World	5,100	5,100	530,400
Series Amers	Amers	75	75	10,500
Series Bullion	Bullion	25	25	11,750
Series Cairo Kiss	Cairo Kiss	80	80	44,400
Series De Mystique 17	Dancing Destroyer	250	250	35,000
Series Kiana's Love	Kiana's Love	200	200	24,000
Series Madarnas	Madarnas	50	50	17,500
Series Major Implications	Major Implications	20	20	4,600
Series Moonless Sky	Moonless Sky	200	200	22,000
Series Night of Idiots	Night of Idiots	80	80	20,000
Series Nileist	Nileist	45	45	23,850
Series Noble Goddess	Noble Goddess	300	300	33,000
Series Sauce On Side	Sauce On Side	125	125	30,000
Series Shake It Up Baby	Shake It Up Baby	250	250	32,500
Series Soul Beam	Soul Beam	65	65	39,650
Series Street Band	Street Band	50	50	61,500
Series Swiss Minister	Swiss Minister	50	50	14,000
Series Takeo Squared	Takeo Squared	100	100	27,000
Series Tavasco Road	Tavasco Road	80	80	18,400
Series Utalknboutpractice	Utalknboutpractice	100	100	30,000
Series Zestful	Zestful	100	100	32,000
Series New York Claiming Package	New York Claiming Package	510	510	71,400
Series Miss Sakamoto	Miss Sakamoto	6,000	6,000	324,000
Series Yes This Time	Yes This Time	10	10	129,520
Series Whosbeeninmybed 19	Micro Share	5,100	5,100	377,400
Series Forever Rose	Forever Rose	–	–	–
Series Palace Foal	Palace Foal	510	–	–
Series Race Hunter 19	Chasing Time	10,000	10,000	520,000
Series Tell the Duchess 19	Duke of Love	2,000	2,000	284,000
Series Authentic	Authentic	12,500	12,500	2,575,000
Totals				53,145,920

_____________________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(4)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

81

Advances from Manager – For the Years Ended December 31, 2024 and 2023

To fund its organizational and start–up activities as well as to advance funds on behalf of a series to purchase horse assets, the Manager has covered the expenses and costs of the Company and its series thus far on a non–interest–bearing extension of revolving credit. The Company will evaluate when is best to repay the Manager depending on operations and fundraising ability. In general, the Company will repay the Manager for funds extended to acquire horse assets from the series subscription proceeds (less the applicable management fee), as they are received.

Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

In the table below, the Company outlines the positions of borrowings and amounts owed to it by the Manager as of December 31, 2024:

Series Name	Underlying Asset	Horse reserve account owed to/(by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/(by) Series
Series Stylishly 23	Black Tie Optional	$187,876	$(12,899)	$174,977
MRH STG Broodmare Band	Various	$(12,596)	$(593,000)	$(605,596)
Series Spanxamillion	Native Brew	$164,216	$(237,843)	$(73,627)
MRH Incredi-Bundle	Various	$116,227	$–	$116,227
Series Malibu Bonnie 23	Munny Problem	$167,932	$(92,820)	$75,112
Series Blip Says Bye	Misstrial	$170,837	$(260,922)	$(90,085)
MRH New York Bundle	Various	$182,310	$–	$182,310
Series Formidable Kitt	Elite Heat	$137,427	$–	$137,427
MRH Brandy 22	Authentic Spirit	$103,823	$–	$103,823
Series Sirius Pursuit	Sirius Pursuit	$106,278	$(109,652)	$(3,376)
Series Clair de Lune 22	Moonlit Courage	$135,889	$–	$135,889
MRH Catalyst	Catalyst	$66,286	$–	$66,286
MRH Real Savvy	Real Savvy	$60,819	$–	$60,819
MRH Blue Devil	Blue Devil	$64,241	$(231,797)	$(167,556)
Series Smart Shopping 21	Seize the Grey	$157,573	$–	$157,573
MRH Isle Blue	Isle Blue	$50,101	$–	$50,101
MRH Here's the Kicker	Here's the Kicker	$36,561	$–	$36,561
MRH Sweet Voyage	Sweet Voyage	$59,472	$–	$59,472
Series Enchante 21	Simply Enchanting	$37,098	$–	$37,098
Classic Colt Package	Edge Classic Colts	$9,961	$–	$9,961
Series Elarose 21	Secret Crush	$21,585	$–	$21,585
Series Kindle 21	A Day to Remember	$52,933	$–	$52,933

82

Series Knarsdale 21	Seismic Beauty	$15,882	$–	$15,882
Series Song of Lark 21	Fireball Birdie	$35,367	$–	$35,367
Series The Royal Duet	The Royal Duet	$72,219	$–	$72,219
Series Edge Crown It 21	Normandy Queen	$176	$–	$176
Series Edge More Than Magic 21	Time is Magic	$(2,528)	$–	$(2,528)
Series One Last Night 21	Fancy Quality	$15,092	$–	$15,092
Series Margarita Friday 19	Straight No Chaser	$33,512	$–	$33,512
MRH Sweet as Sin	Sweet as Sin	$17,080	$–	$–
Series Classic Cut	Classic Cut	$28,373	$–	$28,373
Series Balletic	Balletic	$27,143	$–	$27,143
Series Arch Support 20	Captain Sparrow	$9,296	$–	$9,296
Series Lane Way	Lane Way	$12,895	$–	$12,895
Series Our Jenny B	Vino Grigio	$(2,989)	$–	$(2,989)
Series Cable Boss	Cable Boss	$8,786	$–	$8,786
Series Echo Warrior 19	Hero Status	$4,972	$–	$4,972
Series The Filly Four	Various	$–	$–	$–
Series Vow	Vow	$–	$–	$–
Series Ari the Adventurer 19	Kanthari	$–	$–	$–
Series Sigesmund	Sigesmund	$–	$–	$–
Series Bajan Bashert	Bajan Bashert	$–	$–	$–
Series Celestial Moon	Celestial Moon	$–	$–	$–
Series Escape Route	Escape Route	$–	$–	$–
Series Edge High Speed Goldie 21	Flamekeeper	$–	$–	$–
Series Sweet Sweet Annie 19	In Due Time	$–	$–	$–
Series Adjust 20	Jai Ho	$–	$–	$–
Series National Road	National Road	$–	$–	$–
Series Northern Smile 20	Pep Rally	$–	$–	$–
Series Flora Dora 20	Spun Intended	$(5,000)	$–	$(5,000)
Series Twirl Girl 21	Tonality	$–	$–	$–
Series MRH Adaay in Asia	Adaay in Asia	$–	$–	$–
Series Chad Brown Bundle	Various	$–	$–	$–
Series Moonbow 20	Cumberland Falls	$–	$–	$–
Series Just Louise 19	Forbidden Kingdom	$–	$–	$–
Series Future Stars Stable	Various	$–	$–	$–

83

Series Ishvana 21	Ishvana 21	$–	$–	$–
Series Patsys Kim 21	Lady Blitz	$–	$–	$–
Series Sarrocchi 21	Legitify	$–	$–	$–
Series Man Among Men	Man Among Men	$–	$–	$–
Series Mo Temptation	Mo Temptation	$–	$–	$–
Series My Fast One 20	One Fast Dream	$–	$–	$–
Series Spirit 20	Phantom Ride	$–	$–	$–
Series I'm a Looker 20	Pioneer Prince	$–	$–	$–
Series Rosie's Alibi	Rosie's Alibi	$–	$–	$–
Series Tufnel	Tufnel	$–	$–	$–
Series Action Bundle	Action Bundle	$–	$–	$–
Series Dancing Crane	Dancing Crane	$–	$–	$–
Series Demogorgon	Demogorgon	$–	$–	$–
Series Gentleman Gerry	Gentleman Gerry	$–	$–	$–
Series Without Delay	Golden Quality	$–	$–	$–
Series Black Escort 19	Halofied	$–	$–	$–
Series Heaven Street	Heaven Street	$–	$–	$–
Series Timeless Trick 20	Interstellar	$–	$–	$–
Series Madiera Wine	Madiera Wine	$–	$–	$–
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	$–	$–	$–
Series Sunsanddrinkinhand	Sunsanddrinkinhand	$–	$–	$–
Series Mayan Milagra 19	Tepeu	$–	$–	$–
Series Tell All 19	Walk the Talk	$–	$–	$–
Series Motion Emotion	Motion Emotion	$–	$–	$–
Series Margaret Reay 19	A Mo Reay	$–	$–	$–
Series Exonerated 19	Above Suspicion	$–	$–	$–
Series Desire Street 19	Always Hopeful	$–	$–	$–
Series Amandrea	Amandrea	$–	$–	$–
Series Keertana 18	American Heiress	$–	$–	$–
Series Speightstown Belle 19	Ancient Royalty	$–	$–	$–
Series Two Trail Sioux 17	Annahilate	$–	$–	$–
Series Bella Chica	Bella Chica	$–	$–	$–
Series Big Mel	Big Mel	$–	$–	$–
Series Daring Dancer 20	Boppy	$–	$–	$–

84

Series Awe Hush 19	Can't Hush This	$–	$–	$–
Series Martita Sangrita 17	Carpe Vinum	$–	$–	$–
Series Carrothers	Carrothers	$–	$–	$–
Series Our Miss Jones 19	Celebrity News	$–	$–	$–
Series Collusion Illusion	Collusion Illusion	$–	$–	$–
Series Grand Traverse Bay 19	Cornice Traverse	$–	$–	$–
Series Chasing the Moon 20	Cuvier	$–	$–	$–
Series Daddy's Joy	Daddy's Joy	$–	$–	$–
Series Deep Cover	Deep Cover	$–	$–	$–
Series Midnight Sweetie 19	Dolce Notte	$–	$–	$–
Series Frosted Oats	Frosted Oats	$–	$–	$–
Series Going to Vegas	Going to Vegas	$–	$–	$–
Series Got Stormy	Got Stormy	$–	$–	$–
Series Ashlees Empire 20	Helicopter Money	$–	$–	$–
Series Apple Down Under 19	Howboutdemapples	$–	$–	$–
Series Latte Da 19	Inalattetrouble	$–	$–	$–
Series Tapitry 19	Infinite Empire	$–	$–	$–
Series Fenwick Hall 20	Inspector	$–	$–	$–
Series Silverpocketsfull 19	Iron Works	$–	$–	$–
Series Kichiro	Kichiro	$–	$–	$–
Series Lost Empire 19	Laforgia	$–	$–	$–
Series Lazy Daisy	Lazy Daisy	$–	$–	$–
Series Ambleside Park 19	Lookwhogotlucky	$–	$–	$–
Series You Make Luvin Fun 19	Magical Ways	$–	$–	$–
Series Into Summer 19	Malibu Mayhem	$–	$–	$–
Series Miss Puzzle	Miss Puzzle	$–	$–	$–
Series Mo Mischief	Mo Mischief	$–	$–	$–
Series Monomoy Girl	Monomoy Girl	$–	$–	$–
Series Mrs Whistler	Mrs Whistler	$–	$–	$–
Series Naismith	Naismith	$–	$–	$–
Series NY Exacta	NY Exacta	$–	$–	$–
Series Popular Demand	Popular Demand	$–	$–	$–
Series Power Up Paynter	Power Up Paynter	$–	$–	$–
Series Cayala 19	Provocateur	$–	$–	$–

85

Series Athenian Beauty 19	Quantum Theory	$–	$–	$–
Series Ishvana 21	Ishvana 21	$–	$–	$–
Series Queen Amira 19	Regal Rebel	$–	$–	$–
Series Consecrate 19	Sacred Beauty	$–	$–	$–
Series Salute to America	Salute to America	$–	$–	$–
Series Co Cola 19	Search Engine	$–	$–	$–
Series Le Relais 20	Show Your Cards	$–	$–	$–
Series Classofsixtythree 19	Sixtythreecaliber	$–	$–	$–
Series Social Dilemma	Social Dilemma	$–	$–	$–
Series Sunny 18	Solar Strike	$–	$–	$–
Series Squared Straight	Squared Straight	$–	$–	$–
Series Wonder Upon a Star 19	Star Six Nine	$–	$–	$–
Series Stay Fabulous	Stay Fabulous	$–	$–	$–
Series Storm Shooter	Storm Shooter	$–	$–	$–
Series Grand Traverse Bay 20	Sun Valley Road	$–	$–	$–
Series Courtisane 19	Tap the Gavel	$–	$–	$–
Series Thirteen Stripes	Thirteen Stripes	$–	$–	$–
Series Tizamagician	Tizamagician	$–	$–	$–
Series Two Trail Sioux 17K	Two Trail Sioux 17K	$–	$–	$–
Series Vertical Threat	Vertical Threat	$–	$–	$–
Series War Safe	War Safe	$–	$–	$–
Series Wayne O	Wayne O	$–	$–	$–
Series Who Runs the World	Who Runs the World	$–	$–	$–
Series Amers	Amers	$–	$–	$–
Series Bullion	Bullion	$–	$–	$–
Series Cairo Kiss	Cairo Kiss	$–	$–	$–
Series De Mystique 17	Dancing Destroyer	$–	$–	$–
Series Kiana's Love	Kiana's Love	$–	$–	$–
Series Madarnas	Madarnas	$–	$–	$–
Series Major Implications	Major Implications	$–	$–	$–
Series Moonless Sky	Moonless Sky	$–	$–	$–
Series Night of Idiots	Night of Idiots	$–	$–	$–
Series Nileist	Nileist	$–	$–	$–
Series Noble Goddess	Noble Goddess	$–	$–	$–

86

Series Sauce On Side	Sauce On Side	$–	$–	$–
Series Shake It Up Baby	Shake It Up Baby	$–	$–	$–
Series Soul Beam	Soul Beam	$–	$–	$–
Series Street Band	Street Band	$–	$–	$–
Series Swiss Minister	Swiss Minister	$–	$–	$–
Series Takeo Squared	Takeo Squared	$–	$–	$–
Series Tavasco Road	Tavasco Road	$–	$–	$–
Series Utalknboutpractice	Utalknboutpractice	$–	$–	$–
Series Zestful	Zestful	$–	$–	$–
Series New York Claiming Package	New York Claiming Package	$–	$–	$–
Series Miss Sakamoto	Miss Sakamoto	$–	$–	$–
Series Yes This Time	Yes This Time	$–	$–	$–
Series Whosbeeninmybed 19	Micro Share	$–	$–	$–
Series Forever Rose	Forever Rose	$–	$–	$–
Series Palace Foal	Palace Foal	$(6,171)	$–	$(6,171)
Series Race Hunter 19	Chasing Time	$(30,534)	$–	$(30,534)
Series Tell the Duchess 19	Duke of Love	$(96,566)	$–	$(96,566)
Series Authentic	Authentic	$(164,256)	$–	$(164,256)
Totals		$2,049,599	$(1,538,935)	$493,584

Related Party Transactions – For the Years Ended December 31, 2024 and 2023

The Company’s Manager has advanced funds to and holds cash reserves on behalf of various of the Company’s series funds. See Note 4, Note 5, and Note 7 to Financial Statements as of December 31, 2024 for further discussions. Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

In order to fund the Company’s activities as well as to advance funds on behalf of a Series in order to acquire an Underlying Asset prior to establishing and issuing securities in the Series for holding such Underlying Asset, the Company has borrowed a total of $45,050,183 as of December 31, 2024(*), from the Manager in the form of profit participation convertible promissory notes as follows:

Series Name	Underlying Asset	Principal Borrowed from Manager (1)
Series Stylishly 23	Black Tie Optional	815,100
MRH STG Broodmare Band	Various	–
Series Spanxamillion	Native Brew	724,156
MRH Incredi-Bundle	Various	853,740
Series Malibu Bonnie 23	Munny Problem	601,344
Series Blip Says Bye	Misstrial	660,269
MRH New York Bundle	Various	889,287
Series Formidable Kitt	Elite Heat	471,900

87

MRH Brandy 22	Authentic Spirit	592,920
Series Sirius Pursuit	Sirius Pursuit	294,643
Series Clair de Lune 22	Moonlit Courage	300,900
MRH Catalyst	Catalyst	518,895
MRH Real Savvy	Real Savvy	430,125
MRH Blue Devil	Blue Devil	363,741
Series Smart Shopping 21	Seize the Grey	492,150
MRH Isle Blue	Isle Blue	320,127
MRH Here's the Kicker	Here's the Kicker	403,057
MRH Sweet Voyage	Sweet Voyage	270,300
Series Enchante 21	Simply Enchanting	460,320
Classic Colt Package	Edge Classic Colts	521,160
Series Elarose 21	Secret Crush	496,000
Series Kindle 21	A Day to Remember	302,610
Series Knarsdale 21	Seismic Beauty	442,680
Series Song of Lark 21	Fireball Birdie	270,759
Series The Royal Duet	The Royal Duet	798,405
Series Edge Crown It 21	Normandy Queen	189,750
Series Edge More Than Magic 21	Time is Magic	154,800
Series One Last Night 21	Fancy Quality	262,710
Series Margarita Friday 19	Straight No Chaser	282,200
MRH Sweet as Sin	Sweet as Sin	88,064
Series Classic Cut	Classic Cut	433,500
Series Balletic	Balletic	680,000
Series Arch Support 20	Captain Sparrow	96,565
Series Lane Way	Lane Way	459,000
Series Our Jenny B	Vino Grigio	108,872
Series Cable Boss	Cable Boss	420,495
Series Echo Warrior 19	Hero Status	295,800
Series The Filly Four	Various	1,224,000
Series Vow	Vow	304,300
Series Ari the Adventurer 19	Kanthari	368,475
Series Sigesmund	Sigesmund	17,000
Series Bajan Bashert	Bajan Bashert	137,600
Series Celestial Moon	Celestial Moon	201,000
Series Ashlees Empire 20	Escape Route	52,460

88

Series Edge High Speed Goldie 21	Flamekeeper	113,464
Series Sweet Sweet Annie 19	In Due Time	129,780
Series Adjust 20	Jai Ho	115,706
Series National Road	National Road	120,000
Series Northern Smile 20	Pep Rally	122,000
Series Flora Dora 20	Spun Intended	86,219
Series Twirl Girl 21	Tonality	134,100
Series MRH Adaay in Asia	Adaay in Asia	324,105
Series Chad Brown Bundle	Various	994,500
Series Moonbow 20	Cumberland Falls	172,000
Series Just Louise 19	Forbidden Kingdom	198,543
Series Future Stars Stable	Various	425,000
Series Ishvana 21	Ishvana 21	–
Series Patsys Kim 21	Lady Blitz	515,400
Series Sarrocchi 21	Legitify	496,000
Series Man Among Men	Man Among Men	190,281
Series Mo Temptation	Mo Temptation	243,600
Series My Fast One 20	One Fast Dream	264,000
Series Spirit 20	Phantom Ride	201,600
Series I'm a Looker 20	Pioneer Prince	464,000
Series Rosie's Alibi	Rosie's Alibi	892,500
Series Tufnel	Tufnel	274,040
Series Action Bundle	Action Bundle	263,500
Series Dancing Crane	Dancing Crane	103,520
Series Demogorgon	Demogorgon	108,340
Series Gentleman Gerry	Gentleman Gerry	135,000
Series Without Delay	Golden Quality	121,000
Series Black Escort 19	Halofied	88,200
Series Heaven Street	Heaven Street	130,000
Series Timeless Trick 20	Interstellar	81,000
Series Madiera Wine	Madiera Wine	42,510
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	225,000
Series Sunsanddrinkinhand	Sunsanddrinkinhand	85,622
Series Mayan Milagra 19	Tepeu	146,920
Series Tell All 19	Walk the Talk	107,844
Series Motion Emotion	Motion Emotion	72,828
Series Margaret Reay 19	A Mo Reay	209,797
Series Exonerated 19	Above Suspicion	117,793

89

Series Desire Street 19	Always Hopeful	174,267
Series Amandrea	Amandrea	137,500
Series Keertana 18	American Heiress	433,500
Series Speightstown Belle 19	Ancient Royalty	106,335
Series Two Trail Sioux 17	Annahilate	114,750
Series Bella Chica	Bella Chica	32,300
Series Big Mel	Big Mel	618,000
Series Daring Dancer 20	Boppy	86,063
Series Awe Hush 19	Can't Hush This	250,920
Series Martita Sangrita 17	Carpe Vinum	163,200
Series Carrothers	Carrothers	437,835
Series Our Miss Jones 19	Celebrity News	159,120
Series Collusion Illusion	Collusion Illusion	637,500
Series Grand Traverse Bay 19	Cornice Traverse	284,963
Series Chasing the Moon 20	Cuvier	–
Series Daddy's Joy	Daddy's Joy	91,800
Series Deep Cover	Deep Cover	149,600
Series Midnight Sweetie 19	Dolce Notte	103,156
Series Frosted Oats	Frosted Oats	146,370
Series Going to Vegas	Going to Vegas	372,810
Series Got Stormy	Got Stormy	195,075
Series Helicopter Money	Helicopter Money	160,800
Series Apple Down Under 19	Howboutdemapples	88,230
Series Latte Da 19	Inalattetrouble	121,975
Series Tapitry 19	Infinite Empire	190,281
Series Fenwick Hall 20	Inspector	193,920
Series Silverpocketsfull 19	Iron Works	385,815
Series Kichiro	Kichiro	22,100
Series Lost Empire 19	Laforgia	303,450
Series Lazy Daisy	Lazy Daisy	121,250
Series Ambleside Park 19	Lookwhogotlucky	71,443
Series You Make Luvin Fun 19	Magical Ways	382,500
Series Into Summer 19	Malibu Mayhem	213,265
Series Miss Puzzle	Miss Puzzle	26,563
Series Mo Mischief	Mo Mischief	326,400
Series Monomoy Girl	Monomoy Girl	398,820
Series Mrs Whistler	Mrs Whistler	232,900
Series Naismith	Naismith	258,400
Series NY Exacta	NY Exacta	387,600
Series Popular Demand	Popular Demand	212,160
Series Power Up Paynter	Power Up Paynter	96,600
Series Cayala 19	Provocateur	317,135
Series Athenian Beauty 19	Quantum Theory	71,910
Series Ishvana 21	Ishvana 21	–
Series Queen Amira 19	Regal Rebel	280,500
Series Consecrate 19	Sacred Beauty	54,715

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Series Salute to America	Salute to America	232,050
Series Co Cola 19	Search Engine	459,510
Series Le Relais 20	Show Your Cards	396,000
Series Classofsixtythree 19	Sixtythreecaliber	164,050
Series Social Dilemma	Social Dilemma	72,395
Series Sunny 18	Solar Strike	329,940
Series Squared Straight	Squared Straight	34,425
Series Wonder Upon a Star 19	Star Six Nine	314,500
Series Stay Fabulous	Stay Fabulous	248,000
Series Storm Shooter	Storm Shooter	276,000
Series Grand Traverse Bay 20	Sun Valley Road	77,138
Series Courtisane 19	Tap the Gavel	416,500
Series Thirteen Stripes	Thirteen Stripes	194,650
Series Tizamagician	Tizamagician	163,200
Series Two Trail Sioux 17K	Two Trail Sioux 17K	29,720
Series Vertical Threat	Vertical Threat	107,100
Series War Safe	War Safe	248,200
Series Wayne O	Wayne O	486,000
Series Who Runs the World	Who Runs the World	450,840
Series Amers	Amers	8,925
Series Bullion	Bullion	6,000
Series Cairo Kiss	Cairo Kiss	37,740
Series De Mystique 17	Dancing Destroyer	29,750
Series Kiana's Love	Kiana's Love	20,400
Series Madarnas	Madarnas	14,850
Series Major Implications	Major Implications	3,900
Series Moonless Sky	Moonless Sky	18,700
Series Night of Idiots	Night of Idiots	16,960
Series Nileist	Nileist	20,250
Series Noble Goddess	Noble Goddess	27,900
Series Sauce On Side	Sauce On Side	25,500
Series Shake It Up Baby	Shake It Up Baby	27,625
Series Soul Beam	Soul Beam	33,703
Series Street Band	Street Band	52,250
Series Swiss Minister	Swiss Minister	11,900
Series Takeo Squared	Takeo Squared	22,900
Series Tavasco Road	Tavasco Road	15,600
Series Utalknboutpractice	Utalknboutpractice	25,500
Series Zestful	Zestful	27,200
Series New York Claiming Package	New York Claiming Package	64,260
Series Miss Sakamoto	Miss Sakamoto	275,400
Series Yes This Time	Yes This Time	107,930
Series Whosbeeninmybed 19	Micro Share	320,790

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Series Forever Rose	Forever Rose	–
Series Palace Foal	Palace Foal	61,200
Series Race Hunter 19	Chasing Time	442,000
Series Tell the Duchess 19	Duke of Love	241,400
Series Authentic	Authentic	2,188,750
Totals		45,050,183

______________

(1)	On April 2, 2021, the Series Action Bundle Offering was terminated prior to any securities being offered.
(2)	On April 2, 2021, the Series Motion Emotion Offering was terminated prior to any securities being offered.
(3)	The Company converted an advance from founders outstanding as of December 31, 2017 to equity in the Company to ease the cash flow burden to the Company during 2018.
(4)	On November 17, 2022, Series Forever Rose Offerings was terminated prior to any securities being offered and removed from such filing.
(5)	On October 27, 2023, the Series Ishvana 21 Offering was terminated prior to any securities being offered.

(*) As of December 31, 2024, the Company owes the following to related parties:

– $247,284.61 to Spendthrift in connection with Series Authentic associated with the “kicker” balance due.

– $273,447.66 to the Manager in connection with Series Authentic.

(**)The Company acquired the horse asset in Series Palace Foal via a $15,606 convertible profit participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit participating loan bears a 2.38 percent per annum interest rate and is due either when Series Palace Foal is fully subscribed or converted into the unsold units of Series Palace Foal. During the time the convertible profit participating loan is outstanding, the underlying cash flow of Series Palace Foal series accrues to the loan holder.

Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

Trend information – For the Years Ended December 31, 2024 and 2023

The Company’s main focus over the next twelve months is to continue to launch subsequent Offerings of Series Interests. The table below shows the launched and closed Offerings for the year ended December 31, 2024:

	# of Offerings Launched (1)(2)	# of Offerings Closed
2024	10	7

(1) data represents number of Offerings for Series Interests of each state of offering process in the given period.

(2) offerings launched as of December 31, 2024 either through (i) a Regulation A offering or (ii) a Regulation D offering.

The Company plans to launch approximately 10 to 15 additional offerings in the next twelve months, as of the date of this filing, including offerings for increasingly higher value underlying assets.  The Company will commence such offerings within two calendar days of qualification with the SEC as provided in Rule 251(d)(3)(i)(F). The proceeds from any offerings closed during the next twelve months will be used to acquire additional race horses. We believe that launching a larger number of offerings in 2025–2026 and beyond will help us from a number of perspectives:

1) Continue to grow the user base on the Platform by attracting more Investors into our ecosystem.

2) Enable the Company to reduce operating expenses for each series, as we negotiate better contracts for training, upkeep, insurance and other operating expenses with a larger collection of underlying assets.

3) Attract a larger community of Horse Sellers with high quality underlying assets to the Platform who may view us as a more efficient method of transacting than the traditional syndication processes.

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In addition to more offerings, we also intend to continue to develop Membership Experience Programs, which allow Investors to enjoy the collection of racehorses acquired and managed by the Company through events, race day visits and other programs.

Outside of the trends mentioned above, we believe that the Company is also dependent on the general economic environment and investing climate, the horse racing industry at large (including ongoing concerns of horse safety), in particular in the United States. In addition, since we are reliant on our Manager to support the Company and the Series, we are dependent on the general fundraising environment and our Manager’s continued ability to raise capital.

Plan of Operations

As stated, the Company is in the business of acquiring interests in, training and racing racehorses. As the Company acquires the interests in the horses in the future, the Company will recognize its share of the horse earnings less any expenses paid for or incurred on behalf of a specific horse operation.

During the year ended December 31, 2024, series accrued race winnings totaling $5,232,454. In sum, the series incurred $3,699,090 of series specific expenses (stabling, transportation, insurance, veterinary, etc.). The Company has also accrued $2,444,486 in due diligence or Management Fees earned by the Manager.

Off–Balance Sheet Arrangements

As of December 31, 2024, we did not have any off–balance sheet arrangements.

ITEM 3. DIRECTORS AND OFFICERS

MANAGEMENT

Manager

The Manager of the Company is Experiential Squared, Inc., a Delaware corporation formed on December 27, 2016 (also referred to as “Experiential” or as “Manager.”)

The Company operates under the direction of the Manager, which is responsible for directing the operations of our business, directing our day–to–day affairs, and implementing our business strategy. The Manager and its officers and directors are not required to devote all of their time to our business and are only required to devote such time to our affairs as their duties require. The Manager is responsible for determining maintenance required in order to maintain or improve the asset’s quality, determining how to monetize a Series and other underlying assets at Membership Experience Programs in order to generate profits and evaluating potential sale offers, which may lead to the liquidation of a Series as the case may be.

The Company will follow guidelines adopted by the Manager and implement policies set forth in the Operating Agreement unless otherwise modified by the Manager. The Manager may establish further written policies and will monitor our administrative procedures, asset operations and performance to ensure that the policies are fulfilled. The Manager may change our objectives at any time without approval of our Interest Holders.

The Manager performs its duties and responsibilities pursuant to our Operating Agreement. We have agreed to limit the liability of the Manager and to indemnify the Manager against certain liabilities.

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Responsibilities of the Manager

Under Nevada law, the fiduciary duties of a manager to the limited liability company and to its members are limited to that of good faith and fair dealing. The Operating Agreement for the Company has set forth standards by which the duties of the Manager are to be measured.

Among other things, the Operating Agreement recognizes that the Manager (directly or through affiliates) is permitted to conduct outside business activities that may conflict with the Company’s business. The Company’s business operations and affairs will be managed entirely by the Manager, which may be subject to certain conflicts of interest. (See “POTENTIAL CONFLICTS OF INTEREST.”) In addition, the Manager may, if desired, submit any contract or act for approval or ratification by the Members of the Company, and any contract or act approved or ratified by the affirmative vote of the Members holding a majority of percentage interests will not constitute a violation of the Manager’s duties to the Company or its Members.

The Members have not been separately represented by independent legal counsel in their dealings with the Manager. Members must rely on the good faith and integrity of the Manager to act in accordance with the terms and conditions of this Offering. The terms of establishment of the Company, its operations, and the operating agreement has been prepared by the Manager. Therefore, the terms and the Operating Agreement have not been negotiated in an arms’ length transaction, and there is no assurance that the Company could not have obtained more favorable terms from a third party for any of these agreements. INVESTORS SHOULD CONSULT WITH THEIR OWN COUNSEL TO EVALUATE ANY AND ALL OF THESE AGREEMENTS AND RELATIONSHIPS.

The Manager must, on demand, give to any Member or his legal representative true and complete information concerning all Company affairs as required by law. Each Member or his legal representative has the right to inspect and copy the Company books and records upon reasonable request and in accordance with applicable law.

The Operating Agreement provides that the Manager shall have no liability to the Company for losses resulting from errors in judgment or other acts or omissions, as long as (i) the Manager determined, in good faith, that such action or inaction was in, or not opposed to, the best interests of the Company and (ii) such action or inaction did not constitute fraud, deceit, willful misconduct, gross negligence, or a wrongful taking. The Operating Agreement also provides that the Company shall indemnify the Manager against liability and related expenses (including reasonable attorneys’ fees and costs) incurred in dealing with the Company, Members or third parties, so long as the standard described above is met. Therefore, Members may have a more limited right of action then they would have absent these provisions in the Operating Agreement. A successful indemnification of the Manager or any litigation that may arise in connection with the Manager’s indemnification could deplete the assets of the Company. Members who believe that a breach of the Manager’s duty has occurred should consult with their own counsel.

Executive Officers, Directors and Significant Employees of the Manager

The following individuals constitute the Board of Directors, executive management and significant employees of the Manager:

Name	Age	Position	Term of Office (Beginning)	Hours Per Week
Executive Officers and Directors

Michael Behrens	48	Chief Executive Officer, Chief Financial Officer, Secretary, and Director	Inception	Full–Time

Significant Employees

Chris Ransom	46	Head of Operations and Strategy	September 2020	Full–Time
Joe Moran	30	Head of Racing & Bloodstock	July 2018	Full–Time

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Background of Officers and Directors of the Manager

The following is a brief summary of the background of each director and executive officer of the Manager:

Michael Behrens, Chief Executive Officer, Chief Financial Officer, Secretary and Director

Mr. Behrens has served as the CEO of Experiential Squared, the Manager of the Company, since 2018. Under his leadership, Experiential has managed well over 100 racehorses across the United States and achieved over 70 wins including the Kentucky Derby and Breeders Cup Classic. He has built and led a team of experts in racing management, bloodstock services, content, marketing, legal and technology. Experiential now manages stables in Ireland, the United Kingdom and Australia and is quickly rising to a leadership position in managing, acquiring and selling racehorses. From 2007 to 2020, Mr. Behrens founded MSB Digital, a performance marketing company. From 2016 to 2017, he served as the Chief Marketing Officer of Casper. Mr. Behrens attended California State Polytechnic University– Pomona and San Diego State University.

Background of Significant Employees

The following is a brief summary of the background of some of our significant employees that build, manage and optimize the horses and our Investor experiences:

Chris Ransom, Head of Operations and Strategy

As our head of operations, Mr. Ransom is responsible for the allocation of capital to our stable in both acquisitions and training and provides a strong role of governance to all use of capital in each series to maximize shareholder value. Since our launch he has been one of our top strategic advisors, and joined the team in 2020.

A graduate of Boston University (Bachelor of Science in Business Administration with a concentration in Finance and Accounting), Mr. Ransom has over twenty years of experience as a financial executive in the construction, real estate, and thoroughbred industry. Prior to joining MyRacehorse, Mr. Ransom operated his own consultancy group from 2016 – 2020 where he provided financial management services to one of the largest owner operators of industrial real estate in the State of New Jersey. In addition to his work in the Real Estate Sector, Mr. Ransom also managed the equine portfolio for a New York City based sports agency.

Joe Moran, Head of Racing & Bloodstock

As head of racing Mr. Moran’s responsibilities include managing our stable of runners throughout the United States. In this capacity, Mr. Moran routinely is on site (mornings and afternoons) to watch the runners train and race, coordinate with respective trainers regarding training schedule and race results, as well as developing and maintaining key relationships with our racing partners and track officials across all geographic regions. In addition to his role in racing, Mr. Moran also leads the acquisition and dispersal efforts of the Company’s stable of horses. This includes participation in public auctions, private sales, and partner development in an effort to build the best possible stable for the Company. Mr. Moran, a graduate of Oklahoma Baptist University (Bachelor of Arts in Sports and Recreation Management), has been around the racing industry his entire life. In addition to spending significant time at the barns with his family’s horses, Prior to MyRacehorse in July 2019, Mr. Moran worked in the Andy Mathis barn as a hot walker and groom.

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Advances from Manager

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Advances from Manager” section above for more information.

Related Party Transactions

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Related Party Transactions” section above for more information.

Potential Conflicts of Interest

See “Potential Conflicts of Interest” section below for more information.

COMPENSATION

Compensation of Executive Officers and Significant Employees of the Manager

The Company currently does not have any employees nor does it currently intend to hire any employees who will be compensated directly. The Chief Executive Officer of the Company’s Manager plus other employees of the Manager, manage our day–to–day affairs, oversee the review, selection and recommendation of underlying assets, service acquired assets and monitor the performance of these assets to ensure that they are consistent with the Company’s business objectives. Each of these individuals receives compensation for his or her services, including services performed for the Company on behalf of the Manager, directly from Experiential Squared, Inc. Although the Company may indirectly bear some of the costs of the compensation paid to these individuals, through fees it pays to the Manager, the Company does not, and does not intend to pay any compensation directly to these individuals.

Compensation of Manager

The Manager will receive reimbursement for costs incurred relating to this and other offerings (e.g., Offering Expenses and Operating Expenses) and, in its capacity as Manager, a Due Diligence/Management Fee and an Organizational and Experiential Fee. Neither the Manager nor its affiliates will receive any selling commissions or dealer manager fees in connection with the offer and sale of the Interests.

The  annual compensation of the Manager for Fiscal Year 2024 was as follows:

Name	Capacities in which compensation was received (e.g., Chief Executive Officer, director, etc.)	Cash compensation ($)	Other compensation ($)	Total compensation ($)
Experiential Squared, Inc.	Manager	2,444,486	504,131(1)	2,948,617

_____________________

(1)	Compensation related to the Manager performing bloodstock services and general and administrative services in connection with the management for certain Underlying Assets of their respective Series in 2024.

In addition, should a series’ revenue exceed its ongoing Operating Expenses and various other potential financial obligations of the series, the Manager in its capacity as the Manager may receive a Management Performance Bonus and, upon a final sale of an Underlying Asset, a Final Gross Proceeds Fee as described in “Management Performance Bonus and Final Gross Proceeds Fee” above.

A more complete description of Management of the Company is included in “Description of the Business” and “Management”.

Except as set forth herein, we do not have any ongoing plan or arrangement for the compensation of executive officers and our Manager.

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POTENTIAL CONFLICTS OF INTEREST

We have identified the following potential conflicts of interest that may arise in connection with the Interests, in particular, in relation to the Company, the Manager, the Manager’s majority stockholder and the Underlying Assets. The potential conflicts of interest described in this section should not be considered as an exhaustive list of the potential conflicts of interest that prospective Investors should consider before investing in the Interests.

Manager’s Fees and Compensation

None of the compensation set forth under “Compensation of Manager” and “Compensation of Executive Officers” was determined by arms’ length negotiations. It is anticipated that the income received by the Manager may be higher or lower depending upon market conditions.

This conflict of interest related to Manager fees and compensation will exist between the Manager and Investors, and Investors must rely upon the duties of the Manager of good faith and fair dealing to protect their interests, as qualified by the Operating Agreement.

Notwithstanding the foregoing, the Manager derives its fee structure using a cost based pricing model, testing it against traditional horseracing syndicates, other alternative asset classes and different means of operations, including the use of outsourced tax and accounting service providers. However, we can appreciate that there are very few thoroughbred managers that specialize in hyper fractional ownership and it is difficult to ascertain if our pricing models are truly competitive (including, the cost in hiring a suite of specialized experts across bloodstock acquisition, racehorse management, financial services, marketing, event management, and content creation, the inherent risks as the Manager in acquiring an asset that cannot be syndicated until it achieves qualification by the Commission and the risk of carrying livestock as an asset class that carries risks of injury and/or mortality). As a result, this is why we caution investors that such compensation is not determined in arms’ length negotiations and is an inherent risk of investment.

The Manager has the right to retain the services of other firms, in addition to or in lieu of the Manager, to perform various services, asset management and other activities in connection with the business.

Loans or Other Related Party Transactions

The Company converted an advance from founders outstanding as of December 31, 2017, to equity in the Company to ease the cash flow burden to the Company. The Company also has borrowed $1,538,935 (excluding accrued interest) from the Manager in order to acquire the Underlying Assets prior to establishing and issuing securities in the underlying series holding the horse assets for the fiscal year ended December 31, 2024. Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

The Manager does not have a fiduciary duty or obligation to present any business opportunities to the Company or Investors. Instead, the Manager is permitted to conduct or be involved in business opportunities with or without notice to the Company or its Investors.

Upkeep Fee Liabilities; Operating Expenses Reimbursement Obligations; Manager Loans

The Manager or an affiliate will incur liabilities related to Upkeep Fees on behalf of the Series, and if the Operating Expenses paid by the Manager for such Series exceed the revenues and Upkeep Fees, the Manager or an affiliate will be entitled to reimbursement of such amount from future revenues generated by such Series (“Operating Expenses Reimbursement Obligation(s)”). Notwithstanding the foregoing, there will still exist a smaller pre-paid cash reserve for Prepaid Expenses and insurance, administrative and general Operating Expenses which is intended to cover twelve (12) months of such projected Operating Expenses (excluding Upkeep Fees).

However, if the Operating Expenses of a particular Series exceed the amount of revenues generated from the interest in the Underlying Asset of such Series, the Manager retains discretion to also (a) loan the amount of the Operating Expenses to such Series, on which the Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and/or (b) cause additional Interests to be issued in order to cover such additional amounts.

An Interest Holder will be liable only to the extent of their agreed upon capital contributions and, if no such capital remains at dissolution, such Interest Holder will not be liable for the failure of a Series to repay its underlying debt or liabilities, including the Operating Expenses Reimbursement Obligations.

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Other Series or Businesses

The Manager serves as the Manager of other My Racehorse Entities. For more information about the Manager’s role with respect to the Company and other My Racehorse Entities, see “Our Affiliates’ Interests in Other Entities” below. Additionally, the Manager may engage for its own account, or for the account of others, in other business ventures, similar to that of the Company or otherwise, and neither the Company nor any Investor shall be entitled to any interest therein.

The Company will not have independent management and it will rely on the Manager for the operation of the Company. The Manager will devote only so much time to the business of the Company as is reasonably required. The Manager could have conflicts of interest in allocating management time, services and functions between its existing business interests other than the Company and any future entities which it may organize as well as other business ventures in which it may be involved. The Manager believes it has sufficient staff available to be fully capable of discharging its responsibilities to all such entities.

The Manager, acting in the same capacities for other Investors, companies, partnerships or entities, may result in competition with individual Series, including other Series. There are no restrictions on the Manager, or any of its affiliates, against operating other businesses in such competition with the Company. If the Manager or any of its affiliates did operate such a business that competed for clients with the Company, it could substantially impair the Company’s financial results.

Manager Affiliation with Majority Owners

The Manager may independently determine to invest in syndicates that own majority interests in certain assets owned by individual Series. The Manager may derive compensation from its membership in these syndicates in addition to any compensation earned as a Manager of an individual Series.

Animal Welfare Obligations

The Manager is responsible and equipped to manage the series and execute on its decisions in a manner to maximize investor returns by buying, managing and selling the Underlying Asset in an optimal manner, however the Manager is committed to maximizing the welfare of the thoroughbred and will make decisions that are always in the best interest of the welfare of the horse. This could include but is not limited to surgery and rehabilitation costs, veterinary inspections and diagnostics, spelling (breaks from racing and training that limit the ability to earn revenue), and early retirement of a horse if it is deemed in the best interest of the horse.

Maximization of Entertainment Value

The Manager is responsible and equipped to manage the series and execute on its decisions in a manner to maximize investor returns by buying, managing and selling the Underlying Asset in an optimal manner. However, as has been shown by our Investors’ interests over the past few years, the Manager is committed to maximizing the entertainment and experiential value of the Investors as well. Many Investors cite their primary reason for investing as the ability to own a racehorse and experience the journey of racehorse ownership. The Manager needs to make decisions that balance the welfare, the profit of the underlying asset and the entertainment expectations of the Series Investors.

An affiliate of Spendthrift Farm LLC is a Majority Stockholder in the Manager and Spendthrift is frequently a Horse Seller and Co–Owner in our Underlying Assets. Our interests in these transactions may be different from the interests of affiliates in these transactions.

On March 17, 2020, an affiliate of Spendthrift Farm, LLC, a Kentucky limited liability company (“Spendthrift”), became a majority stockholder in Experiential Squared, Inc., the Manager of the Company. In or about February 2023, Spendthrift sold its ownership interest in the Manager to the existing stockholders of the Manager. Spendthrift is also a Horse Seller and Co–Owner with the Company in several of the Underlying Assets of existing Series and will continue to hold those positions in future Series. As such, the Company recognizes that there may be a heightened risk of conflicts of interest representing our interests in these transactions on the one hand and the interests of the Manager and its affiliates in preserving or furthering their respective relationships on the other hand and/or proper valuation of certain transactions (or the perception thereof). The Manager and the Company, in determining whether to approve or authorize a particular transaction with Spendthrift, will consider whether the transaction between the Company and Spendthrift is fair and reasonable to the Company and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

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Certain Co-Owners in this Offering are minority stockholders in the Manager. Our interests in these transactions may be different from the interests of these Co-Owners in these transactions.

Reeves Thoroughbred Racing, LLC and Rocket Ship Racing LLC are two unaffiliated parties that are Co-Owners in certain Series of the Company. Each party is invested in Manager pursuant to a simple agreement for future equity (a “Safe”) which entitles them to convert, upon a subsequent event, into equity interest of Manager. As of January 31, 2024, the equity interest provided under the Safe converted such that both Reeves Thoroughbred Racing, LLC and Rocket Ship Racing LLC now each hold an equity interest of the Manager. Following such conversion, neither Reeves Thoroughbred Racing, LLC nor Rocket Ship Racing LLC own more than 5% of Manager. Neither party has any voting control, board appointment, monetary or other special benefits in Manager other than the minority equity interest in the Manager.

Despite such minority ownership, the Company recognizes that there may be a heightened risk of conflicts of interest representing our interests in these transactions on the one hand and the interests of the Manager and its investors in preserving or furthering their respective relationships on the other hand and/or proper valuation of certain transactions (or the perception thereof). The Manager and the Company, in determining whether to approve or authorize a particular transaction with such parties, will consider whether the transaction between the Company and such Co-Owners is fair and reasonable to the Company and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

Certain decisions made by one Series may benefit another Series controlled by the Manager.

As it relates to Series Smart Shopping 21 and its Underlying Asset “Seize the Grey”, Series Smart Shopping 21 sold 90% of the Stallion rights of Seize the Grey upon a successful racing career. Such Series did retain an ongoing revenue stream payable to the Series in the form of a 10% retained interest in future income derived from his Stallion services (Stud Fees).

It is the intent of the Manager with respect to Series STG Broodmare Band to breed one or more of its Broodmares to Seize the Grey which will benefit Series Smart Shopping 21 to the extent of its 10% retained interest in revenues generated by the “Stud Fee” payable by Series STG Broodmare Band to Seize the Grey’s current owner. Such a transaction is made at arm’s length and Series STG Broodmare Band will be paying Seize the Grey’s current market value Stud Fee.

Certain Co-Owners may benefit from breeding decisions made by the Manager.

Gainesway Thoroughbreds Ltd are an unaffiliated party that are Co-Owners in certain Series of the Company, who manage a Stallion syndicate of Seize the Grey, the former Underlying Asset of Series Smart Shopping 21. The Manager may elect to breed certain Broodmares in a Series, co-owned by Gainesway Thoroughbreds LTD to Seize the Grey. Terms of the breeding agreement will be at fair market value. In addition to owning an interest in Seize the Grey, Gainesway Thoroughbreds LTD, also acts as a horse consignor and maybe be retained by the Manager to consign horses that are Co-Owned by a Series and the Co-Owner.

Due to their 10% retained interest in Seize the Grey, My Racehorse CA LLC Series Smart Shopping 21, controls eight (8) nominations which entitle them to 8 free breedings to Seize the Grey, each year for the first four years he stands at stud. My Racehorse CA LLC Series Smart Shopping 21, may elect to sell those nominations directly to an affiliated or non-affiliated party at fair market value.

Lack of Independent Legal Representation

The Members have not been separately represented by independent legal counsel in connection with the Company’s organization or in their dealings with the Manager. The Investors must rely on the good faith and integrity of the Manager to act in accordance with the terms and conditions of this Offering. The terms of the management of the business and the Operating Agreement have all been prepared by the Company. Therefore, the terms of these agreements have not been negotiated in an arms’ length transaction, and there is no assurance that the Company could not have obtained more favorable terms from a third party for any of these agreements. PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN LEGAL COUNSEL FOR LEGAL ADVICE IN CONNECTION WITH THIS INVESTMENT.

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Our Affiliates’ Interest in Other Entities

The officers and directors of Experiential Squared, Inc., which is the Manager and sole member of the Company are also officers and directors and/or key professionals of other My Racehorse entities, including MRH CF, LLC (“MRH CF”) which commenced principal operations in 2023 and primarily operates a similar business in the racehorse industry using Regulation Crowdfunding and Edge Racing, LLC (“Edge Racing”) and related entities, which commenced principal operations in 2022 and primarily operates a similar business in the racehorse industry focused on accredited investors only using Regulation D 506(c) (the Company, MRH CF and Edge Racing are collectively referred to herein as the “My Racehorse Entities”).

These persons have legal obligations with respect to the other My Racehorse Entities that are similar to their obligations to the Company. As a result of its management of other My Racehorse Entities their obligations to other investors and the fact that they engage in and will continue to engage in other business activities on behalf of themselves and others, they will face conflicts of interest in allocating their time among the Company, other My Racehorse Entities and other business activities in which they are involved.

The management of other My Racehorse Entities requires time and consideration of Experiential Squared, Inc., potentially resulting in an unequal division of resources between the Company and other My Racehorse Entities. However, we believe that the Manager of the Company has sufficient professionals to full discharge its responsibilities to the Company, other My Racehorse Entities and each of their respective investors.

We do not have a conflicts of interest policy.

The Company, the Manager and their affiliates will try to balance the Company’s interests with their own.  However, to the extent that such parties take actions that are more favorable to other entities than the Company, these actions could have a negative impact on the Company’s financial performance and, consequently, on distributions to Investors and the value of the Interests. The Company has not adopted, and does not intend to adopt in the future, either a conflicts of interest policy or a conflicts resolution policy.

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

PRINCIPAL INTEREST HOLDERS

The Company is managed by Experiential Squared, Inc. which is also the Company’s 100% owner. Investment and voting control of the Experiential Squared, Inc. is held with Michael Behrens, as its majority shareholder, director and Chief Executive Officer. Experiential Squared, Inc., and/or its affiliates, have no intention of owning any of the Interests in the Series at Closing. However, Experiential Squared, Inc., and/or its affiliates, still reserve the right to participate in the Offering on the same terms and conditions as the Investors at their discretion and may opt to convert the applicable Convertible Promissory Note into interests that remain unsold in this offering. The address of Experiential Squared, Inc. is 2456 Fortune Dr., Suite 110 Lexington, Kentucky 40509.

The following table sets forth information regarding beneficial ownership of the securities of the Company as of December 31, 2024 (i) by each of our officers and directors; (ii) by all of our officers and directors as a group; and (iii) by each person who is known by us to beneficially own more than 10% of any class of our voting securities. Unless otherwise specified, the address of each of the persons set forth below is in care of our company at 2456 Fortune Dr., Suite 110 Lexington, Kentucky 40509:

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Series Name	Underlying Asset	Name of Beneficial Owner (1)	Number of Beneficiary Shares (1)	Percentage of Interests Beneficially Owned
	Company (2)	Experiential Squared, Inc. (Manager)	NA	0.00%
Series Alliford Bay 21	Sweet Voyage	Experiential Squared, Inc. (Manager)	1	0.03%
Series Authentic	Authentic	Experiential Squared, Inc. (Manager)	223	1.78%
Series Bullish Sentiment 21	Identity Crisis	Experiential Squared, Inc. (Manager)	3,000	100.00%
Series Blue Curl 22	Isle Blue	Experiential Squared, Inc. (Manager)	7	0.14%
Series Song of Bernadette 20	Cable Boss	Experiential Squared, Inc. (Manager)	4	0.08%
Series Arch Support 20	Captain Sparrow	Experiential Squared, Inc. (Manager)	0	0.00%
Series Chad Brown Bundle	Chad Brown Bundle	Experiential Squared, Inc. (Manager)	3	0.06%
Series Race Hunter 19	Chasing Time	Experiential Squared, Inc. (Manager)	0	0.00%
Series Classic Cut	Classic Cut	Experiential Squared, Inc. (Manager)	6	0.06%
Series Tell the Duchess 19	Duke of Love	Experiential Squared, Inc. (Manager)	686	34.30%
Series Edge Racing Summer Fun	Edge Racing Summer Fun-d	Experiential Squared, Inc. (Manager)	1	2.00%
Series Escape Route	Escape Route	Experiential Squared, Inc. (Manager)	0	0.00%
Series Future Stars Stable	Future Stars Stable	Experiential Squared, Inc. (Manager)	96	0.96%
Series Lovesick 21	Here's the Kicker	Experiential Squared, Inc. (Manager)	23	0.17%
Series Ari the Adventurer 19	Kanthari	Experiential Squared, Inc. (Manager)	5	0.10%
Series Kindle 21	A Day to Remember	Experiential Squared, Inc. (Manager)	13	0.24%
Series Knarsdale 21	Seismic Beauty	Experiential Squared, Inc. (Manager)	1	0.02%
Series Lane Way	Lane Way	Experiential Squared, Inc. (Manager)	2	0.03%
Series Classic Colts Package	Multiple	Experiential Squared, Inc. (Manager)	0	0.00%
Series Crown It 21	Normandy Queen	Experiential Squared, Inc. (Manager)	0	0.00%
Series One Last Night 21	Vino Grigio	Experiential Squared, Inc. (Manager)	45	1.50%
Series Our Jenny B 21	Our Jenny B 21	Experiential Squared, Inc. (Manager)	0	0.00%
Series Palace Foal	Palace Foal	Experiential Squared, Inc. (Manager)	510	100.00%

101

Series Savvy Sassy 22	Real Savvy	Experiential Squared, Inc. (Manager)	1	0.03%
Series Elarose 21	Secret Crush	Experiential Squared, Inc. (Manager)	7	0.07%
Series Smart Shopping 21	Seize the Grey	Experiential Squared, Inc. (Manager)	6	0.12%
Series Enchante 21	Simply Enchanting	Experiential Squared, Inc. (Manager)	78	1.30%
Series Song of the Lark 21	Fireball Birdie	Experiential Squared, Inc. (Manager)	7	0.27%
Series Margarita Friday 19	Straight No Chaser	Experiential Squared, Inc. (Manager)	24	1.20%
Series Tamboz 21	Catalyst	Experiential Squared, Inc. (Manager)	1	0.02%
Series Tufnel	Tufnel	Experiential Squared, Inc. (Manager)	41	0.79%
Series The Incredi-Bundle	Incredible and Madame Secretary	Experiential Squared, Inc. (Manager)	150	1.45%
Series The New York Bundle	Multiple	Experiential Squared, Inc. (Manager)	1	0.02%
Series Clair De Lune 22	Midnight Courage	Experiential Squared, Inc. (Manager)	2	0.04%
Series Blue Devil	Blue Devil	Experiential Squared, Inc. (Manager)	1,832	61.07%
Series Formidable Kitt 22	Elite Heat	Experiential Squared, Inc. (Manager)	0	0.00%
Series Stylishly 23	Stylishly 23	Experiential Squared, Inc. (Manager)	0	0.00%
Series Malibu Bonnie 23	Malibu Bonnie 23	Experiential Squared, Inc. (Manager)	0	0.00%
Series Spanxamillion 23	Spanxamillion 23	Experiential Squared, Inc. (Manager)	299	5.98%
Series Blip Says Bye 23	Blip Says Bye 23	Experiential Squared, Inc. (Manager)	3	0.03%
Series Seeking A Star 23	Seeking A Star 23	Experiential Squared, Inc. (Manager)	1	0.03%
Series STG Broodmare Band	STG Broodmare Band	Experiential Squared, Inc. (Manager)	0	0.00%

____________________

(1)	Experiential Squared, Inc. or an affiliate holds a promissory note which provides that, at its election, such beneficial owner may convert the outstanding balance of the note into the number of unsold Series Interests in the offering of such Series on the date of conversion. As such, such party is deemed to be the beneficial owner of such unsold Series Interests until such time as the Series is fully subscribed. Notwithstanding the foregoing, as to Series offerings closed on or prior to September 18, 2020, such holders listed above are direct Series Interest Holders as all such promissory notes have been converted in full prior to such date.
(2)	The purchase of membership interests in a Series of the Company is an investment only in that Series (and with respect to that Series’ Underlying Asset) and not an investment in the Company as a whole.

102

ITEM 5. INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

As described in the financial statements, the Company has the following transactions involving the issuer or related parties (other than compensation described under “Item 3 – “Compensation of Executive Officers” and “Compensation of Manager”):

Advances from Manager

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Advances from Manager” section above for more information.

Related Party Transactions

See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Related Party Transactions” section above for more information.

Potential Conflicts of Interest

See “Potential Conflicts of Interest” section above for more information.

ITEM 6. OTHER INFORMATION

None.

ITEM 7. FINANCIAL STATEMENTS

Index to Financial Statements

My Racehorse CA LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023, AND FOR THE YEARS THEN ENDED:

Report of Independent Registered Public Accounting Firm	F-1
Consolidated and Consolidating Balance Sheets	F-2
Consolidated and Consolidating Statements of Operations	F-47
Consolidated and Consolidating Statements of Changes in Members’ Equity/(Deficit)	F-92
Consolidated and Consolidating Statements of Cash Flows	F-137
Notes to the Consolidated and Consolidating Financial Statements	F-182

103

INDEPENDENT AUDITOR’S REPORT

April 16, 2025

To: Experiential Squared, Inc as manager of My Racehorse CA LLC

Re: 2024 and 2023 Financial Statement Audit

We have audited the accompanying consolidated and consolidating financial statements of MY RACEHORSE CA, LLC (a series limited liability company organized in Nevada) (the “Company”), which comprise the balance sheets as of December 31, 2024 and 2023, and the related consolidated and consolidating statements of operations, changes in members’ equity, and cash flows for the calendar year periods ended December 31, 2024 and 2023, and the related notes to such financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion.

An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated and consolidating financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations, changes in members’ equity and its cash flows for the calendar year periods thus ended in accordance with accounting principles generally accepted in the United States of America.

Sincerely,

IndigoSpire CPA, PC

IndigoSpire CPA, PC

San José, CA

April 16, 2025

F-1

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Amble- side Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	1,734	–
Total Long-term Liabilities	–	–	–	–	–	–	1,734	–

Total Liabilities	–	–	–	–	–	–	1,734	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	68,705	24,272	33,786	–	–	38,228	–
Subscriptions in series, net of distributions (See Note 6)	147,299	83,659	157,908	74,719	8,998	77,255	407,286	125,935
Retained earnings/(Accumulated deficit)	(147,299)	(152,364)	(182,180)	(108,505)	(8,998)	(77,255)	(447,248)	(125,935)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	(1,734)	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-2

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	(164,256)	–	–	27,143	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	(164,256)	–	–	27,143	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$(164,256)	$–	$–	$27,143	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	1,892	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	27,143	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	1,892	–	–	27,143	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	520,732	–	–	–	–	–	–
Total Long-term Liabilities	–	520,732	–	–	–	–	–	–

Total Liabilities	–	522,624	–	–	27,143	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	24,527	–	40,192	64,280	–	16,469	48,373	36,000
Subscriptions in series, net of distributions (See Note 6)	66,401	1,813,083	264,846	110,544	730,557	38,000	726,000	84,467
Retained earnings/(Accumulated deficit)	(90,928)	(2,499,963)	(305,037)	(174,824)	(730,557)	(54,469)	(774,373)	(120,467)
Total Members' Equity/(Deficit)	–	(686,881)	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(164,256)	$–	$–	$27,143	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-3

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	8,786	–	–	–	9,296	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	8,786	–	–	–	9,296	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	9,158	–	–
Total Non-Current Assets	–	–	–	–	–	9,158	–	–

TOTAL ASSETS	$–	$8,786	$–	$–	$–	$18,454	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	8,786	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	8,786	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	8,786	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	62,318	27,877	45,000
Subscriptions in series, net of distributions (See Note 6)	11,750	483,670	44,400	470,927	283,931	94,915	967,950	117,532
Retained earnings/(Accumulated deficit)	(11,750)	(483,670)	(44,400)	(470,927)	(283,931)	(138,780)	(995,827)	(162,532)
Total Members' Equity/(Deficit)	–	–	–	–	–	18,454	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$8,786	$–	$–	$–	$18,454	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-4

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Classic Cut	Series Classof- sixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	28,373	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	28,373	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$28,373	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	60,000
Subscriptions in series, net of distributions (See Note 6)	496,800	(6,679)	453,179	686,309	46,629	456,841	106,872	39,711
Retained earnings/(Accumulated deficit)	(468,427)	6,679	(453,179)	(686,309)	(46,629)	(456,841)	(106,872)	(99,711)
Total Members' Equity/(Deficit)	28,373	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$28,373	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-5

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	1,638
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	4,972	–	37,098
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	4,972	–	38,736

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	70,095
Total Non-Current Assets	–	–	–	–	–	–	–	70,095

TOTAL ASSETS	$–	$–	$–	$–	$–	$4,972	$–	$108,831

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	4,972	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	4,972	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	4,972	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	48,000	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	84,118	26,026	176,000	84,305	188,980	267,068	164,938	560,520
Retained earnings/(Accumulated deficit)	(84,118)	(26,026)	(176,000)	(132,305)	(188,980)	(267,068)	(164,938)	(451,689)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	108,831

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$4,972	$–	$108,831

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-6

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	5,000	–	–
Horse reserve funds receivable from Manager (see Note 4)	21,585	–	–	–	–	(5,000)	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	21,585	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	73,500	–	–	–	–	–	–	–
Total Non-Current Assets	73,500	–	–	–	–	–	–	–

TOTAL ASSETS	$95,085	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	153,823	–	–	–	57,086	–	–
Subscriptions in series, net of distributions (See Note 6)	622,200	(77,420)	129,991	176,843	–	74,753	126,676	369,790
Retained earnings/(Accumulated deficit)	(527,115)	(76,404)	(129,991)	(176,843)	–	(131,840)	(126,676)	(369,790)
Total Members' Equity/(Deficit)	95,085	–	–	–	–	–	–	(0)

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$95,085	$–	$–	$–	$–	$–	$–	$(0)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-7

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	347	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	52,933	15,882
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	53,279	15,882

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	37,042	73,270
Total Non-Current Assets	–	–	–	–	–	–	37,042	73,270

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$90,321	$89,152

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	12,000	–	–	–	–	7,500	–	–
Subscriptions in series, net of distributions (See Note 6)	107,144	(236,882)	70,877	268,087	71,626	21,121	378,305	562,887
Retained earnings/(Accumulated deficit)	(119,144)	236,882	(70,877)	(268,087)	(71,626)	(28,621)	(287,984)	(473,735)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	90,321	89,152

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$90,321	$89,152

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-8

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	10,973
Subscriptions in series, net of distributions (See Note 6)	504,956	199,520	–	204,850	44,768	426,088	20,025	26,000
Retained earnings/(Accumulated deficit)	(504,956)	(199,520)	–	(204,850)	(44,768)	(426,088)	(20,025)	(36,973)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-9

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	12,895	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	12,895	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$12,895	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	12,895	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	12,895	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	12,895	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	6,446	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	475,346	127,231	143,750	141,076	327,772	9,294	7,075	3,824
Retained earnings/(Accumulated deficit)	(475,346)	(127,231)	(150,196)	(141,076)	(327,772)	(9,294)	(7,075)	(3,824)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$12,895	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-10

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	10,080	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	33,512	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	43,592	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$43,592	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	7,756	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	7,756	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	7,756	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	93,000	–	734	–
Subscriptions in series, net of distributions (See Note 6)	198,842	132,253	(224,980)	179,649	(22,517)	83,877	31,250	285,394
Retained earnings/(Accumulated deficit)	(198,842)	(132,253)	260,816	(179,649)	(70,484)	(83,877)	(31,984)	(285,394)
Total Members' Equity/(Deficit)	–	–	35,836	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$43,592	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-11

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	355,378	296,127	223,434	151,682	21,628	26,129	240,886	238,466
Retained earnings/(Accumulated deficit)	(355,378)	(296,127)	(223,434)	(151,682)	(21,628)	(26,129)	(240,886)	(238,466)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-12

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	16,634	83,294	–	–	–	–	66,747	55,909
Subscriptions in series, net of distributions (See Note 6)	304,000	84,613	21,100	20,000	23,850	33,000	136,250	454,720
Retained earnings/(Accumulated deficit)	(320,634)	(167,907)	(21,100)	(20,000)	(23,850)	(33,000)	(202,997)	(510,629)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-13

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	15,092	–	(2,989)	(6,171)	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	15,092	–	(2,989)	(6,171)	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	28,962	–	12,470	–	–	–	–	–
Total Non-Current Assets	28,962	–	12,470	–	–	–	–	–

TOTAL ASSETS	$44,054	$–	$9,481	$(6,171)	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	23	–	–	–	–
Total Current Liabilities	–	–	–	23	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	15,606	–	–	–	–
Total Long-term Liabilities	–	–	–	15,606	–	–	–	–

Total Liabilities	–	–	–	15,629	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	54,926	–	–	1,741	30,389	–
Subscriptions in series, net of distributions (See Note 6)	339,000	158,462	102,055	–	642,618	248,880	95,535	219,885
Retained earnings/(Accumulated deficit)	(294,946)	(158,462)	(147,499)	(21,801)	(642,618)	(250,621)	(125,924)	(219,885)
Total Members' Equity/(Deficit)	44,054	–	9,481	(21,801)	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$44,054	$–	$9,481	$(6,171)	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-14

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silver- pocketsfull 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	(30,534)	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	(30,534)	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$(30,534)	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	22,953	–
Subscriptions in series, net of distributions (See Note 6)	294,400	434,766	170,755	555,927	23,290	19,776	20,000	386,662
Retained earnings/(Accumulated deficit)	(324,934)	(434,766)	(170,755)	(555,927)	(23,290)	(19,776)	(42,953)	(386,662)
Total Members' Equity/(Deficit)	(30,534)	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$(30,534)	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-15

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speights- town Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	700	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	157,573	–	35,367	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	158,273	–	35,367	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	6,323	–	37,634	–	–	–	–	–
Total Non-Current Assets	6,323	–	37,634	–	–	–	–	–

TOTAL ASSETS	$164,596	$–	$73,001	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	25,979	–
Subscriptions in series, net of distributions (See Note 6)	(3,382,000)	28,570	339,533	34,881	44,555	138,110	40,500	265,079
Retained earnings/(Accumulated deficit)	3,546,596	(28,570)	(266,532)	(34,881)	(44,555)	(138,110)	(66,479)	(265,079)
Total Members' Equity/(Deficit)	164,596	–	73,001	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$164,596	$–	$73,001	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-16

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsand- drinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	12,000	105,050	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	(3,317)	373,619	98,606	(203,093)	14,000	11,983	210,745	16,483
Retained earnings/(Accumulated deficit)	3,317	(373,619)	(110,606)	98,044	(14,000)	(11,983)	(210,745)	(16,483)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-17

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tiza- magician	Series Tufnel
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	(96,566)	–	72,219	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	(96,566)	–	72,219	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$(96,566)	$–	$72,219	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	72,219	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	72,219	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	72,219	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	21,600	–	–	–	–	27,000	–	39,490
Subscriptions in series, net of distributions (See Note 6)	126,000	106,360	995,885	955,355	229,000	84,954	16,165	322,400
Retained earnings/(Accumulated deficit)	(147,600)	(202,926)	(995,885)	(955,355)	(229,000)	(111,954)	(16,165)	(361,890)
Total Members' Equity/(Deficit)	–	(96,566)	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(96,566)	$–	$72,219	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-18

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknbout- practice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	28,359	7,724	–	–	–	–	–	33,825
Subscriptions in series, net of distributions (See Note 6)	140,927	135,000	40,069	21,569	(35,487)	272,397	242,990	550,381
Retained earnings/(Accumulated deficit)	(169,286)	(142,724)	(40,069)	(21,569)	35,487	(272,397)	(242,990)	(584,206)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-19

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Who Runs the World	Series Who'sbeen- inmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	36,000	–	99,000	–	–	11,843
Subscriptions in series, net of distributions (See Note 6)	478,235	291,049	110,389	261,791	(197,843)	382,204	25,194	–
Retained earnings/(Accumulated deficit)	(478,235)	(291,049)	(146,389)	(261,791)	98,843	(382,204)	(25,194)	(11,843)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-20

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Classic Colt Package	Series Edge Crown It 21	Series Edge High Speed Goldie 21	Series Edge More Than Magic 21	Series MRH Adaay in Asia	Series MRH Alliford Bay 21	Series MRH Blues Corner 21	Series MRH Bullish Sentiment 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	9,961	176	–	(2,528)	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	9,961	176	–	(2,528)	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	94,380	67,138	–	55,533	–	–	–	–
Total Non-Current Assets	94,380	67,138	–	55,533	–	–	–	–

TOTAL ASSETS	$104,341	$67,314	$–	$53,006	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	69,400	46,773	35,374	36,000	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	338,714	154,377	126,369	170,386	363,072	–	–	–
Retained earnings/(Accumulated deficit)	(303,773)	(133,837)	(161,743)	(153,381)	(363,072)	–	–	–
Total Members' Equity/(Deficit)	104,341	67,314	–	53,006	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$104,341	$67,314	$–	$53,006	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-21

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series MRH Giant Mover 21	Series MRH Lovesick 21	Series MRH Tamboz 21	MRH Blue Devil	MRH Brandy 22	MRH Catalyst	MRH Here's the Kicker	MRH Incredi- Bundle
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	32	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	64,241	103,823	66,286	36,561	116,227
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	64,241	103,854	66,286	36,561	116,227

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	120,583	201,532	158,255	115,700	396,203
Total Non-Current Assets	–	–	–	120,583	201,532	158,255	115,700	396,203

TOTAL ASSETS	$–	$–	$–	$184,824	$305,386	$224,541	$152,261	$512,430

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$231,797	$–	$–	$–	$–
Accrued expense	–	–	–	–	3,622	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	231,797	3,622	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	231,797	3,622	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	–	–	–	83,400	765,000	669,500	497,988	1,101,600
Retained earnings/(Accumulated deficit)	–	–	–	(130,373)	(463,236)	(444,959)	(345,726)	(589,170)
Total Members' Equity/(Deficit)	–	–	–	(46,973)	301,764	224,541	152,261	512,430

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$184,824	$305,386	$224,541	$152,261	$512,430

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-22

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	MRH Isle Blue	MRH New York Bundle	MRH Real Savvy	MRH Sweet as Sin	MRH Sweet Voyage	Series Stylishly 23	Series Formidable Kitt	Series Blip Says Bye
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	26	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	50,101	182,310	60,819	17,080	59,472	187,876	137,427	170,837
Prepaid expense	–	–	–	–	–		–	–
Total Current Assets	50,101	182,310	60,819	17,080	59,499	187,876	137,427	170,837

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	112,317	248,420	152,927	19,264	55,300	499,313	220,185	312,600
Total Non-Current Assets	112,317	248,420	152,927	19,264	55,300	499,313	220,185	312,600

TOTAL ASSETS	$162,419	$430,730	$213,746	$36,345	$114,799	$687,189	$357,612	$483,437

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$12,899	$–	$260,922
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	12,899	–	260,922

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	12,899	–	260,922

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	413,100	1,018,011	521,700	111,891	348,750	1,140,000	651,300	420,108
Retained earnings/(Accumulated deficit)	(250,681)	(587,281)	(307,954)	(75,546)	(233,951)	(465,710)	(293,688)	(197,593)
Total Members' Equity/(Deficit)	162,419	430,730	213,746	36,345	114,799	674,290	357,612	222,515

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$162,419	$430,730	$213,746	$36,345	$114,799	$687,189	$357,612	$483,437

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-23

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2024 (Continued)

	Series Clair de Lune 22	Series Malibu Bonnie 23	Series Spanx- amillion	Series Sirius Pursuit	MRH STG Broodmare Band	12.31.2024 Consolidated Total
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	17,822
Horse reserve funds receivable from Manager (see Note 4)	135,889	187,732	186,116	114,678	(12,596)	2,099,699
Prepaid expense	–	–	–	–	–	–
Total Current Assets	135,889	187,732	186,116	114,678	(12,596)	2,117,521

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	91,601	299,927	332,081	117,536	566,558	4,585,808
Total Non-Current Assets	91,601	299,927	332,081	117,536	566,558	4,585,808

TOTAL ASSETS	$227,490	$487,660	$518,197	$232,214	$553,962	$6,703,329

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$92,820	$237,843	$109,654	$593,000	$1,538,933
Accrued expense	–	–	–	–	–	13,270
Deferred revenue	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	126,015
Interest payable	–	–	–	–	–	23
Total Current Liabilities	–	92,820	237,843	109,654	593,000	1,678,241

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	538,073
Total Long-term Liabilities	–	–	–	–	–	538,073

Total Liabilities	–	92,820	237,843	109,654	593,000	2,216,314

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	1,947,598
Subscriptions in series, net of distributions (See Note 6)	415,000	662,099	511,734	208,270	–	37,833,875
Retained earnings/(Accumulated deficit)	(187,510)	(287,059)	(253,279)	(94,110)	(39,038)	(35,344,558)
Total Members' Equity/(Deficit)	227,490	375,040	258,455	114,160	(39,038)	4,436,915

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$227,490	$467,860	$496,297	$223,814	$553,962	$6,653,229

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-24

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	3,000	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	(1,287)	–	–	–	–	(21,666)	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	1,713	–	–	–	–	(21,666)	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	40,614	–	–	–	–	23,452	–
Total Non-Current Assets	–	40,614	–	–	–	–	23,452	–

TOTAL ASSETS	$–	$42,327	$–	$–	$–	$–	$1,786	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–		1,734	–
Total Long-term Liabilities	–	–	–	–	–	–	1,734	–

Total Liabilities	–	–	–	–	–	–	1,734	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	22,500	24,272	33,786		–	–	–
Subscriptions in series, net of distributions (See Note 6)	147,299	131,531	157,908	74,719	8,998	77,255	407,286	125,935
Retained earnings/(Accumulated deficit)	(147,299)	(111,704)	(182,180)	(108,505)	(8,998)	(77,255)	(407,233)	(125,935)
Total Members' Equity/(Deficit)	–	42,327	–	–	–	–	53	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$42,327	$–	$–	$–	$–	$1,786	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-25

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	1,500	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	(19,777)	–	1,679	22,952	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	(19,777)	–	3,179	22,952	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	72,158	95,685	–	–	–
Total Non-Current Assets	–	–	–	72,158	95,685	–	–	–

TOTAL ASSETS	$–	$(19,777)	$–	$75,337	$118,638	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	1,892	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	1,892	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	961,526	–	–	–	–	–	–
Total Long-term Liabilities	–	961,526	–	–	–	–	–	–

Total Liabilities	–	963,418	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	24,527	–	40,192	24,000	–	16,469	48,373	36,000
Subscriptions in series, net of distributions (See Note 6)	66,401	1,957,708	264,846	128,128	757,700	38,000	726,000	84,467
Retained earnings/(Accumulated deficit)	(90,928)	(2,940,902)	(305,037)	(76,791)	(639,062)	(54,469)	(774,373)	(120,467)
Total Members' Equity/(Deficit)	–	(983,195)	–	75,337	118,638	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(19,777)	$–	$75,337	$118,638	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-26

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	750	–	651
Horse reserve funds receivable from Manager (see Note 4)	–	23,978	–	–	–	787	17,886	6,662
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	23,978	–	–	–	1,537	17,886	7,313

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	59,644	–	–	–	32,491	65,492	134,508
Total Non-Current Assets	–	59,644	–	–	–	32,491	65,492	134,508

TOTAL ASSETS	$–	$83,621	$–	$–	$–	$34,028	$83,378	$141,821

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	22,500	–	–
Subscriptions in series, net of distributions (See Note 6)	11,750	492,456	44,400	470,927	283,931	109,571	967,950	168,300
Retained earnings/(Accumulated deficit)	(11,750)	(408,835)	(44,400)	(470,927)	(283,931)	(98,043)	(884,572)	(26,479)
Total Members' Equity/(Deficit)	–	83,621	–	–	–	34,028	83,378	141,821

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$83,621	$–	$–	$–	$34,028	$83,378	$141,821

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-27

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Classic Cut	Series Classof- sixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	45,050	12,579	47,539	–	–	257	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	45,050	12,579	47,539	–	–	257	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	50,806	–	–	–	–	–	–	–
Total Non-Current Assets	50,806	–	–	–	–	–	–	–

TOTAL ASSETS	$95,856	$12,579	$47,539	$–	$–	$257	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	12,579	47,539			257
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	12,579	47,539	–	–	257	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	12,579	47,539	–	–	257	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	60,000
Subscriptions in series, net of distributions (See Note 6)	496,800	(6,679)	453,179	686,309	46,629	456,841	106,872	39,711
Retained earnings/(Accumulated deficit)	(400,944)	6,679	(453,179)	(686,309)	(46,629)	(456,841)	(106,872)	(99,711)
Total Members' Equity/(Deficit)	95,856	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$95,856	$12,579	$47,539	$–	$–	$257	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-28

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demo- gorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	13,323	–	–	–	8,818	2,528	12,083	92,395
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	13,323	–	–	–	8,818	2,528	12,083	92,395

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	11,889	–	169,835
Total Non-Current Assets	–	–	–	–	–	11,889	–	169,835

TOTAL ASSETS	$13,323	$–	$–	$–	$8,818	$14,417	$12,083	$262,230

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	13,323	–	–	–	8,818	–	12,083	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	13,323	–	–	–	8,818	–	12,083	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	13,323	–	–	–	8,818	–	12,083	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	48,000	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	84,118	26,026	176,000	84,305	188,980	272,040	164,938	594,000
Retained earnings/(Accumulated deficit)	(84,118)	(26,026)	(176,000)	(132,305)	(188,980)	(257,623)	(164,938)	(331,770)
Total Members' Equity/(Deficit)	–	–	–	–	–	14,417	–	262,230

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$13,323	$–	$–	$–	$8,818	$14,417	$12,083	$262,230

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-29

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	3,900	–	–	–	–	–	599
Horse reserve funds receivable from Manager (see Note 4)	86,946	(34,353)	–	–	(40,618)	(33,456)	8,829	34,749
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	86,946	(30,453)	–	–	(40,618)	(33,456)	8,829	35,348

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	178,500	–	–	–	56,134	25,426	–	–
Total Non-Current Assets	178,500	–	–	–	56,134	25,426	–	–

TOTAL ASSETS	$265,446	$(30,453)	$–	$–	$15,516	$(8,030)	$8,829	$35,348

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$118,142	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	599
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	8,829	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	118,142	–	8,829	599

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	30,865
Total Long-term Liabilities	–	–	–	–	–	–	–	30,865

Total Liabilities	–	–	–	–	118,142	–	8,829	31,464

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	87,000	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	640,000	(65,486)	129,991	176,843	–	79,553	126,676	391,000
Retained earnings/(Accumulated deficit)	(374,554)	(51,967)	(129,991)	(176,843)	(102,626)	(87,584)	(126,676)	(387,116)
Total Members' Equity/(Deficit)	265,446	(30,453)	–	–	(102,626)	(8,030)	–	3,884

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$265,446	$(30,453)	$–	$–	$15,516	$(8,030)	$8,829	$35,348

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-30

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	–	18,981	–	91,105	53,080
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	–	18,981	–	91,105	53,080

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	89,542	177,055
Total Non-Current Assets	–	–	–	–	–	–	89,542	177,055

TOTAL ASSETS	$–	$–	$–	$–	$18,981	$–	$180,646	$230,134

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	18,981	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	18,981	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	18,981	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	12,000	–	–	–	–	7,500	–	–
Subscriptions in series, net of distributions (See Note 6)	107,144	(236,882)	70,877	268,087	71,626	21,121	382,800	571,200
Retained earnings/(Accumulated deficit)	(119,144)	236,882	(70,877)	(268,087)	(71,626)	(28,621)	(202,154)	(341,066)
Total Members' Equity/(Deficit)	–	–	–	–	–	–	180,646	230,134

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$–	$18,981	$–	$180,646	$230,134

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-31

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	377	–	–	–	11,006	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	81,588	–	(46,275)	6,750	6,490	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	81,965	–	(46,275)	6,750	17,496	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	125,903	–	73,205	–	–	–	–	–
Total Non-Current Assets	125,903	–	73,205	–	–	–	–	–

TOTAL ASSETS	$207,868	$–	$26,930	$6,750	$17,496	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$125,000	$–	$–	$–	$–	$–
Accrued expense	35	–	–	–	7,716	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	35	–	125,000	–	7,716	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	129,790	–	–	–
Total Long-term Liabilities	–	–	–	–	129,790	–	–	–

Total Liabilities	35	–	125,000	–	137,506	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	10,973
Subscriptions in series, net of distributions (See Note 6)	580,000	199,520	–	204,850	44,768	426,088	20,025	26,000
Retained earnings/(Accumulated deficit)	(372,167)	(199,520)	(98,070)	(198,100)	(164,778)	(426,088)	(20,025)	(36,973)
Total Members' Equity/(Deficit)	207,833	–	(98,070)	6,750	(120,010)	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$207,868	$–	$26,930	$6,750	$17,496	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-32

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	24,906	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	49,355	–	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	74,261	–	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	–	–
Total Non-Current Assets	–	–	–	–	–	–	–	–

TOTAL ASSETS	$74,261	$–	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	24,906	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	24,906	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	24,906	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	6,446	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	488,242	127,231	143,750	141,076	327,772	9,294	7,075	3,824
Retained earnings/(Accumulated deficit)	(438,887)	(127,231)	(150,196)	(141,076)	(327,772)	(9,294)	(7,075)	(3,824)
Total Members' Equity/(Deficit)	49,355	–	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$74,261	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-33

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	1,515	–	7,756	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	3,690	–	18,511	–	23,720	–	–	(4,030)
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	5,206	–	26,267	–	23,720	–	–	(4,030)

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	14,534	–	–	–	–	16,076
Total Non-Current Assets	–	–	14,534	–	–	–	–	16,076

TOTAL ASSETS	$5,206	$–	$40,801	$–	$23,720	$–	$–	$12,047

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$(46)
Accrued expense	1,515	–	13,832	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	23,720	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	1,515	–	13,832	–	23,720	–	–	(46)

Long-term Liabilities:
Long-term debt - related party	70,246	–	–	–	–	–	–	–
Total Long-term Liabilities	70,246	–	–	–	–	–	–	–

Total Liabilities	71,761	–	13,832	–	23,720	–	–	(46)

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	93,000	–	734	–
Subscriptions in series, net of distributions (See Note 6)	209,395	132,253	216,100	179,649	(22,517)	83,877	31,250	304,314
Retained earnings/(Accumulated deficit)	(275,951)	(132,253)	(189,131)	(179,649)	(70,484)	(83,877)	(31,984)	(292,222)
Total Members' Equity/(Deficit)	(66,556)	–	26,969	–	–	–	–	12,092

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$5,206	$–	$40,801	$–	$23,720	$–	$–	$12,047

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-34

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	49,711	–	48,946	–	–	25,454	68,214
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	49,711	–	48,946	–	–	25,454	68,214

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	51,173	–	23,805	–	–	–	50,167
Total Non-Current Assets	–	51,173	–	23,805	–	–	–	50,167

TOTAL ASSETS	$–	$100,884	$–	$72,751	$–	$–	$25,454	$118,380

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	25,454	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	25,454	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	25,454	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	355,378	304,500	223,434	195,825	21,628	26,129	240,886	309,160
Retained earnings/(Accumulated deficit)	(355,378)	(203,616)	(223,434)	(123,074)	(21,628)	(26,129)	(240,886)	(190,780)
Total Members' Equity/(Deficit)	–	100,884	–	72,751	–	–	–	118,380

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$100,884	$–	$72,751	$–	$–	$25,454	$118,380

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-35

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	3,750	–	–	–	–	18,750	–
Horse reserve funds receivable from Manager (see Note 4)	–	(36,044)	–	–	–	–	(24,635)	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	(32,294)	–	–	–	–	(5,885)	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	–	–	–	36,210	–
Total Non-Current Assets	–	–	–	–	–	–	36,210	–

TOTAL ASSETS	$–	$(32,294)	$–	$–	$–	$–	$30,325	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	16,634	51,000	–	–	–	–	45,000	55,909
Subscriptions in series, net of distributions (See Note 6)	304,000	84,613	21,100	20,000	23,850	33,000	140,000	454,720
Retained earnings/(Accumulated deficit)	(320,634)	(167,907)	(21,100)	(20,000)	(23,850)	(33,000)	(154,675)	(510,629)
Total Members' Equity/(Deficit)	–	(32,294)	–	–	–	–	30,325	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$(32,294)	$–	$–	$–	$–	$30,325	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-36

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	59,868	20,602	1,714	(6,171)	56,467	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	59,868	20,602	1,714	(6,171)	56,467	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	72,462	–	29,804	–	179,441	–	–	–
Total Non-Current Assets	72,462	–	29,804	–	179,441	–	–	–

TOTAL ASSETS	$132,330	$20,602	$31,518	$(6,171)	$235,908	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	20,602	–	–	–	–	–	–
Interest payable	–	–	–	23	–	–	–	–
Total Current Liabilities	–	20,602	–	23	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	15,606	–	–	–	–
Total Long-term Liabilities	–	–	–	15,606	–	–	–	–

Total Liabilities	–	20,602	–	15,629	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	1,741	30,389	–
Subscriptions in series, net of distributions (See Note 6)	339,000	158,462	120,000	–	654,400	248,880	95,535	219,885
Retained earnings/(Accumulated deficit)	(206,670)	(158,462)	(88,482)	(21,801)	(418,492)	(250,621)	(125,924)	(219,885)
Total Members' Equity/(Deficit)	132,330	–	31,518	(21,801)	235,908	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$132,330	$20,602	$31,518	$(6,171)	$235,908	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-37

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silver- pocketsfull 19
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	18,823	22,054	–	95,396	–	–	–	29,032
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	18,823	22,054	–	95,396	–	–	–	29,032

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	26,562	132,308	–	163,358	–	–	–	–
Total Non-Current Assets	26,562	132,308	–	163,358	–	–	–	–

TOTAL ASSETS	$45,385	$154,362	$–	$258,753	$–	$–	$–	$29,032

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	29,032
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	29,032

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	29,032

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	22,953	–
Subscriptions in series, net of distributions (See Note 6)	294,400	998,800	170,755	640,000	23,290	19,776	20,000	386,662
Retained earnings/(Accumulated deficit)	(249,015)	(844,438)	(170,755)	(381,247)	(23,290)	(19,776)	(42,953)	(386,662)
Total Members' Equity/(Deficit)	45,385	154,362	–	258,753	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$45,385	$154,362	$–	$258,753	$–	$–	$–	$29,032

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-38

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speights- town Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	83,591	–	58,272	–	–	28,805	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	83,591	–	58,272	–	–	28,805	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	168,226	–	91,184	–	–	43,960	–	–
Total Non-Current Assets	168,226	–	91,184	–	–	43,960	–	–

TOTAL ASSETS	$251,817	$–	$149,456	$–	$–	$72,765	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	25,979	–
Subscriptions in series, net of distributions (See Note 6)	572,600	28,570	349,350	34,881	44,555	223,500	40,500	265,079
Retained earnings/(Accumulated deficit)	(320,783)	(28,570)	(199,894)	(34,881)	(44,555)	(150,735)	(66,479)	(265,079)
Total Members' Equity/(Deficit)	251,817	–	149,456	–	–	72,765	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$251,817	$–	$149,456	$–	$–	$72,765	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-39

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsand- drinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	15,600	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	(27,965)	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	(12,365)	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	7,455	–	–	–	–
Total Non-Current Assets	–	–	–	7,455	–	–	–	–

TOTAL ASSETS	$–	$–	$–	$(4,910)	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	1,800	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	1,800	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	1,800	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	12,000	75,000	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	(3,317)	373,619	98,606	(201,336)	14,000	11,983	210,745	16,483
Retained earnings/(Accumulated deficit)	3,317	(373,619)	(110,606)	119,626	(14,000)	(11,983)	(210,745)	(16,483)
Total Members' Equity/(Deficit)	–	–	–	(6,710)	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$(4,910)	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-40

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tiza- magician	Series Tufnel
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	90,173	–	113,626	–	3,366	–	(9,977)
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	90,173	–	113,626	–	3,366	–	(9,977)

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	11,230	–	311,496	–	–	–	40,875
Total Non-Current Assets	–	11,230	–	311,496	–	–	–	40,875

TOTAL ASSETS	$–	$101,404	$–	$425,122	$–	$3,366	$–	$30,898

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	3,366	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	3,366	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	3,366	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	21,600	–	–	–	–	27,000	–	–
Subscriptions in series, net of distributions (See Note 6)	126,000	106,360	995,885	1,030,200	229,000	84,954	16,165	322,400
Retained earnings/(Accumulated deficit)	(147,600)	(4,956)	(995,885)	(605,078)	(229,000)	(111,954)	(16,165)	(291,502)
Total Members' Equity/(Deficit)	–	101,404	–	425,122	–	–	–	30,898

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$101,404	$–	$425,122	$–	$3,366	$–	$30,898

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-41

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalkn- boutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	10,793	–	–	–	–	24,089	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	10,793	–	–	–	–	24,089	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	43,056	–	–	–	–	15,134	–	–
Total Non-Current Assets	43,056	–	–	–	–	15,134	–	–

TOTAL ASSETS	$53,849	$–	$–	$–	$–	$39,223	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	7,724	–	–	–	–	–	33,825
Subscriptions in series, net of distributions (See Note 6)	150,000	135,000	40,069	21,569	(35,487)	320,400	242,990	550,381
Retained earnings/(Accumulated deficit)	(96,151)	(142,724)	(40,069)	(21,569)	35,487	(281,177)	(242,990)	(584,206)
Total Members' Equity/(Deficit)	53,849	–	–	–	–	39,223	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$53,849	$–	$–	$–	$–	$39,223	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-42

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series Who Runs the World	Series Who'sbeen- inmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	1,165	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	46,708	44,832	–	–	–	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	46,708	45,997	–	–	–	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	24,597	–	–	–	–	–	–
Total Non-Current Assets	–	24,597	–	–	–	–	–	–

TOTAL ASSETS	$46,708	$70,594	$–	$–	$–	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$–	$–	$–	$–
Accrued expense	–	308	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	46,708	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	46,708	308	–	–	–	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	93,134	–	–	–	–	–	–
Total Long-term Liabilities	–	93,134	–	–	–	–	–	–

Total Liabilities	46,708	93,443	–	–	–	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	36,000	–	99,000	–	–	11,843
Subscriptions in series, net of distributions (See Note 6)	478,235	310,080	110,389	261,791	(197,843)	382,204	25,194	–
Retained earnings/(Accumulated deficit)	(478,235)	(332,929)	(146,389)	(261,791)	98,843	(382,204)	(25,194)	(11,843)
Total Members' Equity/(Deficit)	–	(22,849)	–	–	–	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$46,708	$70,594	$–	$–	$–	$–	–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-43

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Classic Colt Package	Series Edge Crown It 21	Series Edge High Speed Goldie 21	Series Edge More Than Magic 21	Series MRH Adaay in Asia	Series MRH Alliford Bay 21	Series MRH Blues Corner 21	Series MRH Bullish Sentiment 21
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	81,514	11,142	3,631	7,093	71,362	–	–	–
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	81,514	11,142	3,631	7,093	71,362	–	–	–

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	295,269	118,128	61,862	97,533	163,030	–	–	–
Total Non-Current Assets	295,269	118,128	61,862	97,533	163,030	–	–	–

TOTAL ASSETS	$376,782	$129,271	$65,492	$104,627	$234,392	$–	$–	$–

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$–	$114,581	$–	$–	$–
Accrued expense	–	–	–	–	–	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	–	114,581	–	–	–

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	–	114,581	–	–	–

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	569,520	217,500	130,000	180,000	270,354	–	–	–
Retained earnings/(Accumulated deficit)	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	–	–	–
Total Members' Equity/(Deficit)	376,782	129,271	65,492	104,627	119,811	–	–	–

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$376,782	$129,271	$65,492	$104,627	$234,392	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-44

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	Series MRH Giant Mover 21	Series MRH Lovesick 21	Series MRH Tamboz 21	MRH Blue Devil	MRH Brandy 22	MRH Catalyst	MRH Here's the Kicker	MRH Incredi- Bundle
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	–	–	–
Horse reserve funds receivable from Manager (see Note 4)	–	–	–	105,456	181,488	118,304	88,256	232,326
Prepaid expense	–	–	–	–	–	–	–	–
Total Current Assets	–	–	–	105,456	181,488	118,304	88,256	232,326

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	–	–	–	183,058	327,532	277,692	203,204	601,478
Total Non-Current Assets	–	–	–	183,058	327,532	277,692	203,204	601,478

TOTAL ASSETS	$–	$–	$–	$288,514	$509,020	$395,996	$291,460	$833,803

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$–	$–	$–	$296,438	$–	$–	$500	$853,740
Accrued expense	–	–	–	–	3,622	–	–	–
Deferred revenue	–	–	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	–	–	–
Interest payable	–	–	–	–	–	–	–	–
Total Current Liabilities	–	–	–	296,438	3,622	–	500	853,740

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	–	–	–
Total Long-term Liabilities	–	–	–	–	–	–	–	–

Total Liabilities	–	–	–	296,438	3,622	–	500	853,740

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	–	–	–
Subscriptions in series, net of distributions (See Note 6)	–	–	–	–	765,000	669,500	519,285	–
Retained earnings/(Accumulated deficit)	–	–	–	(7,923)	(259,602)	(273,504)	(228,325)	(19,937)
Total Members' Equity/(Deficit)	–	–	–	(7,923)	505,398	395,996	290,960	(19,937)

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$–	$–	$–	$288,514	$509,020	$395,996	$291,460	$833,803

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-45

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS

As of December 31, 2023 (Continued)

	MRH Isle Blue	MRH New York Bundle	MRH Real Savvy	MRH Sweet as Sin	MRH Sweet Voyage	12.31.2023 Consolidated Total
ASSETS
Current Assets:
Cash and cash equivalents	$–	$–	$–	$–	$–	$–
Accounts receivable	–	–	–	–	–	95,226
Horse reserve funds receivable from Manager (see Note 4)	94,854	421,540	120,650	28,594	106,261	3,159,062
Prepaid expense	–	–	–	–	–	–
Total Current Assets	94,854	421,540	120,650	28,594	106,261	3,254,288

Non-Current Assets:
Horse assets, net of accumulated depreciation (see Note 2)	182,539	452,777	247,427	35,049	97,300	6,379,331
Total Non-Current Assets	182,539	452,777	247,427	35,049	97,300	6,379,331

TOTAL ASSETS	$277,393	$874,317	$368,077	$63,644	$203,561	$9,633,619

LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)
Liabilities:
Current Liabilities:
Acquisition advances payable to Manager (see Note 4)	$77,458	$889,287	$–	$–	$–	$2,475,100
Accrued expense	–	–	–	–	–	56,226
Deferred revenue	–	–	–	–	–	–
Distributions payable	–	–	–	–	–	271,292
Interest payable	–	–	–	–	–	23
Total Current Liabilities	77,458	889,287	–	–	–	2,802,641

Long-term Liabilities:
Long-term debt - related party	–	–	–	–	–	1,302,901
Total Long-term Liabilities	–	–	–	–	–	1,302,901

Total Liabilities	77,458	889,287	–	–	–	4,105,542

Members' Equity/(Deficit):
Membership in My Racehorse CA, LLC	–	–	–	–	–	1,191,867
Subscriptions in series, net of distributions (See Note 6)	313,146	–	555,000	113,630	348,750	37,777,430
Retained earnings/(Accumulated deficit)	(113,211)	(14,970)	(186,922)	(49,986)	(145,189)	(33,441,220)
Total Members' Equity/(Deficit)	199,935	(14,970)	368,078	63,644	203,561	5,528,077

TOTAL LIABILITIES AND MEMBERS' EQUITY/(DEFICIT)	$277,393	$874,317	$368,078	$63,644	$203,561	$9,633,619

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-46

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20

Revenues	$–	$3,900	$–	$–	$–	$–	$49,930	$–
Cost of revenues	–	(12,627)	–	–	–	–	(55,847)	–
Gross Profit/(Loss)	–	(8,727)	–	–	–	–	(5,917)	–

Operating Expenses:
Depreciation	–	11,055	–	–	–	–	23,452	–
Management charges	–	–	–	–	–	–	4,645	–
General and administrative	–	4,850	–	–	–	–	6,000	–
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	–	15,905	–	–	–	–	34,097	–

Income/(Loss) from Operations	–	(24,632)	–	–	–	–	(40,014)	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	(16,027)	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	(16,027)	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(40,660)	$–	$–	$–	$–	$(40,014)	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-47

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19

Revenues	$–	$837,224	$–	$1,872	$–	$–	$–	$–
Cost of revenues	–	(88,391)	–	(23,497)	(28,977)	–	–	–
Gross Profit/(Loss)	–	748,833	–	(21,625)	(28,977)	–	–	–

Operating Expenses:
Depreciation	–	–	–	28,000	95,685	–	–	–
Management charges	–	243,563	–	–	–	–	–	–
General and administrative	–	22,500	–	4,250	4,335	–	–	–
Sales and marketing	–	16,441	–	–	–	–	–	–
Total Operating Expenses	–	282,503	–	32,250	100,020	–	–	–

Income/(Loss) from Operations	–	466,330	–	(53,875)	(128,997)	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	(44,158)	37,503	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	(25,390)	–	–	–	–	–	–
Total Other Income/(Expenses)	–	(25,390)	–	(44,158)	37,503	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$440,939	$–	$(98,033)	$(91,495)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-48

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20

Revenues	$–	$556	$–	$–	$–	$8,350	$600	$3,490
Cost of revenues	–	(15,188)	–	–	–	(22,054)	(41,903)	(30,184)
Gross Profit/(Loss)	–	(14,632)	–	–	–	(13,704)	(41,303)	(26,694)

Operating Expenses:
Depreciation	–	59,644	–	–	–	23,333	65,492	36,117
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	560	–	–	–	3,700	4,460	5,251
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	–	60,204	–	–	–	27,033	69,952	41,368

Income/(Loss) from Operations	–	(74,836)	–	–	–	(40,737)	(111,256)	(68,062)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	(67,991)
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	(67,991)

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(74,836)	$–	$–	$–	$(40,737)	$(111,256)	$(136,053)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-49

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Classic Cut	Series Classof- sixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane

Revenues	$61,305	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(68,621)	–	–	–	–	–	–	–
Gross Profit/(Loss)	(7,316)	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	50,806	–	–	–	–	–	–	–
Management charges	2,160	–	–	–	–	–	–	–
General and administrative	7,200	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	60,166	–	–	–	–	–	–	–

Income/(Loss) from Operations	(67,483)	–	–	–	–	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(67,483)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-50

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21

Revenues	$–	$–	$–	$–	$–	$34,215	$–	$67,540
Cost of revenues	–	–	–	–	–	(50,314)	–	(79,753)
Gross Profit/(Loss)	–	–	–	–	–	(16,099)	–	(12,213)

Operating Expenses:
Depreciation	–	–	–	–	–	11,889	–	99,740
Management charges	–	–	–	–	–	3,236	–	–
General and administrative	–	–	–	–	–	7,215	–	7,966
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	22,340	–	107,707

Income/(Loss) from Operations	–	–	–	–	–	(38,439)	–	(119,920)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	28,995	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	28,995	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$(9,444)	$–	$(119,920)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-51

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable

Revenues	$27,375	$18,440	$–	$–	$(80)	$–	$–	$5,042
Cost of revenues	(65,886)	(39,876)	–	–	32,098	(7,624)	–	(9,523)
Gross Profit/(Loss)	(38,511)	(21,436)	–	–	32,018	(7,624)	–	(4,481)

Operating Expenses:
Depreciation	105,000	–	–	–	(62,008)	15,625	–	–
Management charges	–	–	–	–	–	–	–	494
General and administrative	9,050	3,000	–	–	(8,600)	4,800	–	7,068
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	114,050	3,000	–	–	(70,608)	20,425	–	7,562

Income/(Loss) from Operations	(152,561)	(24,436)	–	–	102,626	(28,049)	–	(12,043)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	(16,207)	–	19,577
Debt forgiveness	–	–	–	–	–	–	–	9,793
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	(16,207)	–	29,370

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(152,561)	$(24,436)	$–	$–	$102,626	$(44,256)	$–	$17,327

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-52

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21

Revenues	$–	$–	$–	$–	$–	$–	$4,950	$31,365
Cost of revenues	–	–	–	–	–	–	(31,630)	(49,004)
Gross Profit/(Loss)	–	–	–	–	–	–	(26,680)	(17,639)

Operating Expenses:
Depreciation	–	–	–	–	–	–	52,500	103,785
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	6,650	11,246
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	59,150	115,031

Income/(Loss) from Operations	–	–	–	–	–	–	(85,830)	(132,670)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(85,830)	$(132,670)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-53

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro

Revenues	$49,680	$–	$–	$–	$255	$–	$–	$–
Cost of revenues	(52,321)	–	37,379	–	(24,177)	–	–	–
Gross Profit/(Loss)	(2,641)	–	37,379	–	(23,922)	–	–	–

Operating Expenses:
Depreciation	51,277	–	(53,091)	–	–	–	–	–
Management charges	(50)	–	–	–	25	–	–	–
General and administrative	9,070	–	(7,600)	–	10,041	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	60,297	–	(60,691)	–	10,066	–	–	–

Income/(Loss) from Operations	(62,937)	–	98,070	–	(33,988)	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	(69,851)	–	–	(6,750)	141,943	–	–	–
Debt forgiveness	–	–	–	–	12,055	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	(69,851)	–	–	(6,750)	153,998	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(132,788)	$–	$98,070	$(6,750)	$120,010	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-54

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications

Revenues	$26,000	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(56,360)	–	–	–	–	–	–	–
Gross Profit/(Loss)	(30,360)	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	–	–
Management charges	2,600	–	–	–	–	–	–	–
General and administrative	3,500	–	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	6,100	–	–	–	–	–	–	–

Income/(Loss) from Operations	(36,460)	–	–	–	–	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(36,460)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-55

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto

Revenues	$20,672	$–	$1,170,770	$–	$–	$–	$–	$432
Cost of revenues	(16,840)	–	(410,301)	–	–	–	–	(7,761)
Gross Profit/(Loss)	3,832	–	760,469	–	–	–	–	(7,329)

Operating Expenses:
Depreciation	–	–	14,534	–	–	–	–	10,585
Management charges	2,067	–	117,077	–	–	–	–	72
General and administrative	7,230	–	178,911	–	–	–	–	3,195
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	9,297	–	310,521	–	–	–	–	13,851

Income/(Loss) from Operations	(5,465)	–	449,947	–	–	–	–	(21,180)

Other Income/(Expense):
Gain/(loss) on disposition of horses	80,920	–	–	–	–	–	–	28,008
Debt forgiveness	1,654	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	82,574	–	–	–	–	–	–	28,008

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$77,109	$–	$449,947	$–	$–	$–	$–	$6,828

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-56

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20

Revenues	$–	$350	$–	$16,358	$–	$–	$–	$1,900
Cost of revenues	–	(23,226)	–	(23,230)	–	–	–	(3,890)
Gross Profit/(Loss)	–	(22,876)	–	(6,873)	–	–	–	(1,990)

Operating Expenses:
Depreciation	–	16,538	–	8,334	–	–	–	4,824
Management charges	–	–	–	–	–	–	–	(420)
General and administrative	–	7,700	–	9,134	–	–	–	1,200
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	–	24,238	–	17,468	–	–	–	5,604

Income/(Loss) from Operations	–	(47,113)	–	(24,341)	–	–	–	(7,594)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	(45,398)	–	(4,267)	–	–	–	(40,092)
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	(45,398)	–	(4,267)	–	–	–	(40,092)

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(92,511)	$–	$(28,608)	$–	$–	$–	$(47,686)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-57

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta

Revenues	$–	$–	$–	$–	$–	$–	$1,140	$–
Cost of revenues	–	–	–	–	–	–	(10,117)	–
Gross Profit/(Loss)	–	–	–	–	–	–	(8,977)	–

Operating Expenses:
Depreciation	–	–	–	–	–	–	4,052	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	–	–	–	3,135	–
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	–	–	–	7,187	–

Income/(Loss) from Operations	–	–	–	–	–	–	(16,164)	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	(32,158)	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	(32,158)	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(48,322)	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-58

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19

Revenues	$7,524	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(35,432)	–	(39,184)	–	(38,643)	–	–	–
Gross Profit/(Loss)	(27,908)	–	(39,184)	–	(38,643)	–	–	–

Operating Expenses:
Depreciation	51,276	–	17,333	–	61,720	–	–	–
Management charges	–	–	–	–	(1,408)	–	–	–
General and administrative	9,092	–	2,500	–	7,450	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	60,368	–	19,833	–	67,763	–	–	–

Income/(Loss) from Operations	(88,276)	–	(59,017)	–	(106,406)	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	(117,721)	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	(117,721)	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(88,276)	$–	$(59,017)	$–	$(224,126)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-59

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19

Revenues	$28,028	$100,670	$–	$2,800	$–	$–	$–	$–
Cost of revenues	(67,553)	(98,912)	–	(26,785)	–	–	–	–
Gross Profit/(Loss)	(39,526)	1,758	–	(23,985)	–	–	–	–

Operating Expenses:
Depreciation	26,562	132,308	–	38,293	–	–	–	–
Management charges	2,359	10,067	–	–	–	–	–	–
General and administrative	7,472	39,453	–	6,650	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	36,394	181,828	–	44,943	–	–	–	–

Income/(Loss) from Operations	(75,919)	(180,071)	–	(68,928)	–	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	589,742	–	(105,752)	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	589,742	–	(105,752)	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(75,919)	$409,672	$–	$(174,680)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-60

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter

Revenues	$2,376,660	$–	$35,746	$–	$–	$61,748	$–	$–
Cost of revenues	(814,939)	–	(39,784)	–	–	(29,170)	–	–
Gross Profit/(Loss)	1,561,721	–	(4,038)	–	–	32,578	–	–

Operating Expenses:
Depreciation	97,125	–	53,550	–	–	13,910	–	–
Management charges	222,637	–	–	–	–	–	–	–
General and administrative	1,252,629	–	9,050	–	–	6,393	–	–
Sales and marketing	1,433	–	–	–	–	–	–	–
Total Operating Expenses	1,573,824	–	62,600	–	–	20,303	–	–

Income/(Loss) from Operations	(12,104)	–	(66,638)	–	–	12,275	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	3,879,483	–	–	–	–	350	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	3,879,483	–	–	–	–	350	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$3,867,379	$–	$(66,638)	$–	$–	$12,625	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-61

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsand- drinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	–	–	(15,737)	–	–	–	–
Gross Profit/(Loss)	–	–	–	(15,737)	–	–	–	–

Operating Expenses:
Depreciation	–	–	–	7,455	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	–	–	2,390	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	9,845	–	–	–	–

Income/(Loss) from Operations	–	–	–	(25,583)	–	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	4,000	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	4,000	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$(21,583)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-62

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel

Revenues	$–	$(116,200)	$–	$15,475	$–	$–	$–	$11,060
Cost of revenues	–	(58,660)	–	(85,525)	–	–	–	(38,514)
Gross Profit/(Loss)	–	(174,860)	–	(70,051)	–	–	–	(27,454)

Operating Expenses:
Depreciation	–	11,230	–	157,613	–	–	–	40,875
Management charges	–	(11,620)	–	–	–	–	–	–
General and administrative	–	23,499	–	9,050	–	–	–	2,060
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	–	23,109	–	166,663	–	–	–	42,935

Income/(Loss) from Operations	–	(197,969)	–	(236,714)	–	–	–	(70,389)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	(113,563)	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	(113,563)	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(197,969)	$–	$(350,277)	$–	$–	$–	$(70,389)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-63

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalkn- boutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O

Revenues	$675	$–	$–	$–	$–	$517	$–	$–
Cost of revenues	(23,955)	–	–	–	–	(694)	–	–
Gross Profit/(Loss)	(23,280)	–	–	–	–	(177)	–	–

Operating Expenses:
Depreciation	14,046	–	–	–	–	132	–	–
Management charges	–	–	–	–	–	52	–	–
General and administrative	2,300	–	–	–	–	2,857	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	16,346	–	–	–	–	3,040	–	–

Income/(Loss) from Operations	(39,625)	–	–	–	–	(3,217)	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	(33,510)	–	–	–	–	11,997	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	(33,510)	–	–	–	–	11,997	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(73,135)	$–	$–	$–	$–	$8,780	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-64

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Who Runs the World	Series Who'sbeen- inmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA

Revenues	$–	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	–	147	–	–	–	–	–	–
Gross Profit/(Loss)	–	147	–	–	–	–	–	–

Operating Expenses:
Depreciation	–	9,925	–	–	–	–	–	–
Management charges	–	–	–	–	–	–	–	–
General and administrative	–	4,831	–	–	–	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	–	14,756	–	–	–	–	–	–

Income/(Loss) from Operations	–	(14,609)	–	–	–	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	52,687	–	–	–	–	–	–
Debt forgiveness	–	3,802	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	56,488	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$41,879	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-65

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Classic Colt Package	Series Edge Crown It 21	Series Edge High Speed Goldie 21	Series Edge More Than Magic 21	Series MRH Adaay in Asia	Series MRH Alliford Bay 21	Series MRH Blues Corner 21	Series MRH Bullish Sentiment 21

Revenues	$20,494	$79,560	$–	$2,562	$8,400	$–	$–	$–
Cost of revenues	(65,220)	(62,182)	(29,974)	(32,219)	(32,257)	–	–	–
Gross Profit/(Loss)	(44,727)	17,378	(29,974)	(29,657)	(23,858)	–	–	–

Operating Expenses:
Depreciation	112,746	50,991	17,188	42,000	40,498	–	–	–
Management charges	768	6,795	–	–	33,265	–	–	–
General and administrative	4,651	5,200	5,400	6,350	7,881	–	–	–
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	118,165	62,986	22,588	48,350	81,644	–	–	–

Income/(Loss) from Operations	(162,892)	(45,607)	(52,562)	(78,007)	(105,502)	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	51,857	–	(44,674)	–	(107,028)	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	51,857	–	(44,674)	–	(107,028)	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(111,035)	$(45,607)	$(97,236)	$(78,007)	$(212,530)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-66

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series MRH Giant Mover 21	Series MRH Lovesick 21	Series MRH Tamboz 21	MRH Blue Devil	MRH Brandy 22	MRH Catalyst	MRH Here's the Kicker	MRH Incredi-Bundle

Revenues	$–	$–	$–	$2,450	$900	$6,281	$30,829	$745
Cost of revenues	–	–	–	(34,595)	(67,084)	(49,248)	(51,465)	(107,793)
Gross Profit/(Loss)	–	–	–	(32,145)	(66,184)	(42,967)	(20,636)	(107,049)

Operating Expenses:
Depreciation	–	–	–	62,475	126,000	119,438	87,504	205,275
Management charges	–	–	–	18,759	–	–	158	247,860
General and administrative	–	–	–	9,070	11,450	9,050	9,104	9,050
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	–	–	–	90,305	137,450	128,488	96,766	462,185

Income/(Loss) from Operations	–	–	–	(122,450)	(203,634)	(171,455)	(117,402)	(569,234)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$(122,450)	$(203,634)	$(171,455)	$(117,402)	$(569,234)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-67

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	MRH Isle Blue	MRH New York Bundle	MRH Real Savvy	MRH Sweet as Sin	MRH Sweet Voyage	Series Stylishly 23	Series Formidable Kitt	Series Blip Says Bye

Revenues	$–	$47,507	$46,530	$5,081	$1,185	$–	$11,600	$–
Cost of revenues	(33,303)	(168,001)	(61,611)	(10,049)	(38,898)	(37,079)	(54,801)	(22,775)
Gross Profit/(Loss)	(33,303)	(120,494)	(15,081)	(4,968)	(37,713)	(37,079)	(43,201)	(22,775)

Operating Expenses:
Depreciation	70,222	138,771	94,500	15,785	42,000	76,937	43,470	33,150
Management charges	22,496	260,738	–	–	–	348,694	202,837	139,268
General and administrative	11,450	9,688	11,450	4,807	9,050	3,000	4,180	2,400
Sales and marketing	–	–	–	–	–	–	–	–
Total Operating Expenses	104,168	409,196	105,950	20,592	51,050	428,631	250,487	174,818

Income/(Loss) from Operations	(137,470)	(529,691)	(121,031)	(25,560)	(88,763)	(465,710)	(293,688)	(197,593)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	(42,620)	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	(42,620)	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(137,470)	$(572,310)	$(121,031)	$(25,560)	$(88,763)	$(465,710)	$(293,688)	$(197,593)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-68

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2024 (Continued)

	Series Clair de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion	Series Sirius Pursuit	MRH STG Broodmare Band	12.31.2024 Consolidated Total

Revenues	$–	$–	$–	$–	$–	$5,232,455
Cost of revenues	(36,731)	(30,324)	(29,586)	(11,722)	(11,596)	(3,771,498)
Gross Profit/(Loss)	(36,731)	(30,324)	(29,586)	(11,722)	(11,596)	1,460,957

Operating Expenses:
Depreciation	23,649	46,573	51,169	12,464	26,442	3,049,768
Management charges	121,080	207,163	169,525	67,524	–	2,444,486
General and administrative	6,050	3,000	3,000	2,400	1,000	1,873,374
Sales and marketing	–	–	–	–	–	17,874
Total Operating Expenses	150,779	256,736	223,694	82,388	27,442	7,385,502

Income/(Loss) from Operations	(187,510)	(287,059)	(253,279)	(94,110)	(39,038)	(5,924,545)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	4,019,295
Debt forgiveness	–	–	–	–	–	27,304
Interest expense	–	–	–	–	–	(25,390)
Total Other Income/(Expenses)	–	–	–	–	–	4,021,209

Provision for Income Taxes	–	–	–	–	–	–

Net Income/(Loss)	$(187,510)	$(287,059)	$(253,279)	$(94,110)	$(39,038)	$(1,903,336)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-69

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20

Revenues	$–	$250	$–	$–	$–	$–	$29,532	$5,085
Cost of revenues	–	(25,405)	–	–	–	–	(67,242)	(16,141)
Gross Profit/(Loss)	–	(25,155)	–	–	–	–	(37,710)	(11,056)

Operating Expenses:
Depreciation	–	29,167	–	–	–	–	102,638	5,010
Management charges	–	–	–	–	–	–	2,953	–
General and administrative	–	4,600	–	–	–	–	7,200	5,800
Total Operating Expenses	–	33,767	–	–	–	–	112,791	10,810

Income/(Loss) from Operations	–	(58,922)	–	–	–	–	(150,500)	(21,866)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	(27,292)
Debt forgiveness	–	–	–	–	–	–	68,660	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	68,660	(27,292)

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(58,922)	$–	$–	$–	$–	$(81,840)	$(49,158)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-70

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19

Revenues	$–	$1,111,276	$–	$44,912	$56,000	$–	$–	$–
Cost of revenues	–	(168,646)	–	(50,154)	(68,056)	–	–	–
Gross Profit/(Loss)	–	942,631	–	(5,242)	(12,056)	–	–	–

Operating Expenses:
Depreciation	–	699,923	–	37,333	157,500	–	–	–
Management charges	–	–	–	4,200	5,600	–	–	–
General and administrative	–	22,167	–	4,600	10,240	–	–	–
Total Operating Expenses	–	722,090	–	46,133	173,340	–	–	–

Income/(Loss) from Operations	–	220,541	–	(51,375)	(185,396)	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$220,541	$–	$(51,375)	$(185,396)	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-71

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20

Revenues	$–	$21,838	$–	$–	$–	$1,630	$–	$90,900
Cost of revenues	–	(46,300)	–	–	–	(22,868)	(39,522)	(60,724)
Gross Profit/(Loss)	–	(24,462)	–	–	–	(21,238)	(39,522)	30,176

Operating Expenses:
Depreciation	–	98,175	–	–	–	23,333	94,588	25,355
Management charges	–	2,184	–	–	–	–	–	29,000
General and administrative	–	10,240	–	–	–	6,900	10,226	2,300
Total Operating Expenses	–	110,599	–	–	–	30,233	104,814	56,655

Income/(Loss) from Operations	–	(135,061)	–	–	–	(51,471)	(144,336)	(26,479)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	(136,947)	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	(136,947)	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(135,061)	$–	$–	$–	$(51,471)	$(281,282)	$(26,479)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-72

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane

Revenues	$21,399	$90,658	$33,703	$–	$–	$3,490	$–	$–
Cost of revenues	(53,203)	(69,162)	(42,115)	–	–	(47,637)	–	–
Gross Profit/(Loss)	(31,804)	21,496	(8,412)	–	–	(44,147)	–	–

Operating Expenses:
Depreciation	84,000	29,514	97,927	–	–	63,506	–	–
Management charges	2,140	4,116	3,370	–	–	349	–	–
General and administrative	7,200	15,964	7,550	–	–	6,600	–	–
Total Operating Expenses	93,340	49,594	108,847	–	–	70,455	–	–

Income/(Loss) from Operations	(125,144)	(28,098)	(117,259)	–	–	(114,601)	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	162,952	(19,405)	–	–	(41,858)	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	162,952	(19,405)	–	–	(41,858)	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(125,144)	$134,854	$(136,665)	$–	$–	$(156,459)	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-73

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21

Revenues	$5,943	$–	$27,072	$5,000	$488	$44,823	$20,290	$–
Cost of revenues	(9,344)	–	(74,942)	(4,975)	(13,651)	(53,997)	(47,265)	(43,236)
Gross Profit/(Loss)	(3,401)	–	(47,870)	25	(13,163)	(9,174)	(26,975)	(43,236)

Operating Expenses:
Depreciation	11,988	–	6,496	1,613	19,119	56,700	16,013	99,740
Management charges	594	–	3,364	–	49	4,482	2,910	78,849
General and administrative	7,140	–	2,531	2,100	4,592	8,000	6,025	7,200
Total Operating Expenses	19,722	–	12,392	3,713	23,760	69,182	24,948	185,789

Income/(Loss) from Operations	(23,123)	–	(60,261)	(3,688)	(36,922)	(78,356)	(51,923)	(229,025)

Other Income/(Expense):
Gain/(loss) on disposition of horses	(8,312)	–	–	(32,903)	(19,805)	–	(35,053)	–
Debt forgiveness	–	–	51,035	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	(8,312)	–	51,035	(32,903)	(19,805)	–	(35,053)	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(31,434)	$–	$(9,226)	$(36,592)	$(56,728)	$(78,356)	$(86,976)	$(229,025)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-74

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable

Revenues	$–	$65,440	$702	$23,946	$80	$250	$17,995	$23,051
Cost of revenues	(60,810)	(70,268)	(3,347)	(34,598)	(17,430)	(29,668)	(30,747)	(27,498)
Gross Profit/(Loss)	(60,810)	(4,828)	(2,645)	(10,652)	(17,350)	(29,418)	(12,752)	(4,448)

Operating Expenses:
Depreciation	105,000	10,980	2,315	17,613	39,381	20,833	24,012	22,403
Management charges	32,530	544	70			–	1,799	1,315
General and administrative	9,940	8,375	400	4,525	4,800	5,300	9,405	7,563
Total Operating Expenses	147,470	19,899	2,785	22,138	44,181	26,133	35,216	31,281

Income/(Loss) from Operations	(208,280)	(24,726)	(5,430)	(32,790)	(61,531)	(55,551)	(47,968)	(35,728)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	(5,257)	(41,425)	–	–	48,043	42,633
Debt forgiveness	–	–	42,894	–	–	–	33,858	12,833
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	37,638	(41,425)	–	–	81,901	55,466

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(208,280)	$(24,726)	$32,208	$(74,214)	$(61,531)	$(55,551)	$33,933	$19,738

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-75

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21

Revenues	$23,530	$–	$–	$–	$878	$48,740	$5,412	$–
Cost of revenues	(19,424)	–	–	–	(7,139)	(34,282)	(32,888)	(52,916)
Gross Profit/(Loss)	4,107	–	–	–	(6,262)	14,458	(27,476)	(52,916)

Operating Expenses:
Depreciation	8,889	–	–	–	11,375	17,563	52,500	105,425
Management charges	–	–	–	–	70	2,888	87,890	128,520
General and administrative	1,302	–	–	–	4,800	975	7,540	9,340
Total Operating Expenses	10,191	–	–	–	16,245	21,425	147,930	243,285

Income/(Loss) from Operations	(6,084)	–	–	–	(22,506)	(6,968)	(175,406)	(296,202)

Other Income/(Expense):
Gain/(loss) on disposition of horses	(32,963)	–	–	–	(503)	26,401	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	(32,963)	–	–	–	(503)	26,401	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(39,047)	$–	$–	$–	$(23,009)	$19,433	$(175,406)	$(296,202)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-76

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro

Revenues	$5,380	$–	$–	$1,838	$87,720	$–	$–	$–
Cost of revenues	(68,256)	–	(23,097)	(7,125)	(67,849)	–	–	–
Gross Profit/(Loss)	(62,876)	–	(23,097)	(5,288)	19,871	–	–	–

Operating Expenses:
Depreciation	87,500	–	42,212	4,688	35,133	–	–	–
Management charges	50	–	–	198	8,772	–	–	–
General and administrative	9,940	–	6,600	2,277	6,100	–	–	–
Total Operating Expenses	97,490	–	48,812	7,162	50,005	–	–	–

Income/(Loss) from Operations	(160,366)	–	(71,908)	(12,450)	(30,134)	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	(69,969)	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	(69,969)	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(160,366)	$–	$(71,908)	$(82,419)	$(30,134)	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-77

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications

Revenues	$195,000	$–	$–	$–	$–	$–	$–	$–
Cost of revenues	(117,371)	–	–	–	–	–	–	–
Gross Profit/(Loss)	77,629	–	–	–	–	–	–	–

Operating Expenses:
Depreciation	11,305	–	–	–	–	–	–	–
Management charges	19,500	–	–	–	–	–	–	–
General and administrative	3,800	–	–	–	–	–	–	–
Total Operating Expenses	34,605	–	–	–	–	–	–	–

Income/(Loss) from Operations	43,024	–	–	–	–	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$43,024	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-78

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto

Revenues	$–	$–	$159,400	$–	$62,997	$–	$–	$32,238
Cost of revenues	(20,314)	–	(128,002)	–	(61,806)	–	–	(61,543)
Gross Profit/(Loss)	(20,314)	–	31,398	–	1,191	–	–	(29,305)

Operating Expenses:
Depreciation	34,577	–	38,500	–	27,500	–	–	52,500
Management charges	–	–	15,940	–	–	–	–	3,187
General and administrative	4,800	–	9,240	–	7,350	–	–	7,200
Total Operating Expenses	39,377	–	63,680	–	34,850	–	–	62,887

Income/(Loss) from Operations	(59,690)	–	(32,282)	–	(33,659)	–	–	(92,192)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	24,426	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	24,426	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(59,690)	$–	$(32,282)	$–	$(9,233)	$–	$–	$(92,192)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-79

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20

Revenues	$–	$–	$–	$34,871	$–	$–	$11,800	$37,290
Cost of revenues	–	(36,748)	–	(51,741)	–	–	(41,219)	(65,689)
Gross Profit/(Loss)	–	(36,748)	–	(16,870)	–	–	(29,419)	(28,399)

Operating Expenses:
Depreciation	–	36,750	–	17,063	–	–	18,516	35,000
Management charges	–	–	–	–	–	–	1,118	420
General and administrative	–	9,940	–	4,800	–	–	4,000	7,840
Total Operating Expenses	–	46,690	–	21,863	–	–	23,634	43,260

Income/(Loss) from Operations	–	(83,438)	–	(38,733)	–	–	(53,054)	(71,659)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	(10,837)	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	(10,837)	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(83,438)	$–	$(38,733)	$–	$–	$(63,890)	$(71,659)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-80

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta

Revenues	$6,840	$25,800	$–	$–	$–	$–	$9,735	$15,330
Cost of revenues	(10,669)	(41,442)	–	–	–	–	(47,329)	(24,917)
Gross Profit/(Loss)	(3,829)	(15,642)	–	–	–	–	(37,594)	(9,587)

Operating Expenses:
Depreciation	7,821	29,301	–	–	–	–	30,000	14,077
Management charges	684	–	–	–	–	–	–	1,533
General and administrative	800	8,750	–	–	–	–	5,300	175
Total Operating Expenses	9,305	38,051	–	–	–	–	35,300	15,785

Income/(Loss) from Operations	(13,134)	(53,693)	–	–	–	–	(72,894)	(25,372)

Other Income/(Expense):
Gain/(loss) on disposition of horses	240	(32,589)	–	–	–	–	–	(13,589)
Debt forgiveness	–	–	–	–	–	–	–	17
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	240	(32,589)	–	–	–	–	–	(13,572)

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(12,894)	$(86,283)	$–	$–	$–	$–	$(72,894)	$(38,944)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-81

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19

Revenues	$–	$–	$–	$–	$16,478	$–	$–	$–
Cost of revenues	(34,928)	(22,257)	(41,725)	–	(87,584)	–	–	–
Gross Profit/(Loss)	(34,928)	(22,257)	(41,725)	–	(71,107)	–	–	–

Operating Expenses:
Depreciation	45,228	13,887	17,333	–	112,000	–	–	–
Management charges	42,010	–	6,120	–	32,136	–	–	–
General and administrative	9,940	4,208	4,600	–	10,240	–	–	–
Total Operating Expenses	97,178	18,095	28,054	–	154,376	–	–	–

Income/(Loss) from Operations	(132,107)	(40,352)	(69,778)	–	(225,482)	–	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	8,132	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	8,132	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(132,107)	$(32,220)	$(69,778)	$–	$(225,482)	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-82

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19

Revenues	$214,433	$17,125	$540	$–	$–	$–	$–	$15,943
Cost of revenues	(128,514)	(81,850)	(6,378)	(78,058)	–	–	–	(46,088)
Gross Profit/(Loss)	85,918	(64,725)	(5,838)	(78,058)	–	–	–	(30,145)

Operating Expenses:
Depreciation	87,500	218,750	2,032	96,250	–	–	–	84,812
Management charges	21,443	1,713	54	17,309	–	–	–	1,594
General and administrative	7,235	7,235	400	9,940	–	–	–	7,410
Total Operating Expenses	116,178	227,698	2,486	123,499	–	–	–	93,817

Income/(Loss) from Operations	(30,260)	(292,422)	(8,324)	(201,557)	–	–	–	(123,962)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	(14,038)	–	–	–	–	(60,289)
Debt forgiveness	–	–	–	–	–	–	–	88,721
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	(14,038)	–	–	–	–	28,432

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(30,260)	$(292,422)	$(22,362)	$(201,557)	$–	$–	$–	$(95,530)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-83

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter

Revenues	$101,638	$–	$–	$–	$–	$28,954	$–	$–
Cost of revenues	(89,062)	–	(30,436)	–	–	(44,314)	–	–
Gross Profit/(Loss)	12,575	–	(30,436)	–	–	(15,360)	–	–

Operating Expenses:
Depreciation	105,000	–	53,550	–	–	33,600	–	–
Management charges	50	–	13,468	–	–	–	–	–
General and administrative	10,540	–	7,200	–	–	7,840	–	–
Total Operating Expenses	115,590	–	74,218	–	–	41,440	–	–

Income/(Loss) from Operations	(103,015)	–	(104,654)	–	–	(56,800)	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(103,015)	$–	$(104,654)	$–	$–	$(56,800)	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-84

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road

Revenues	$–	$–	$–	$360	$–	$–	$1,853	$–
Cost of revenues	–	–	–	(35,250)	–	–	(6,508)	–
Gross Profit/(Loss)	–	–	–	(34,890)	–	–	(4,655)	–

Operating Expenses:
Depreciation	–	–	–	25,561	–	–	4,979	–
Management charges	–	–	–	–	–	–	185	–
General and administrative	–	–	–	6,175	–	–	2,525	–
Total Operating Expenses	–	–	–	31,736	–	–	7,689	–

Income/(Loss) from Operations	–	–	–	(66,626)	–	–	(12,344)	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	108	–
Debt forgiveness	–	–	–	–	–	–	20,435	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	20,543	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$(66,626)	$–	$–	$8,199	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-85

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel

Revenues	$–	$290,650	$–	$–	$–	$10,434	$–	$–
Cost of revenues	–	(178,428)	–	(96,055)	(1,923)	(32,308)	–	(45,550)
Gross Profit/(Loss)	–	112,222	–	(96,055)	(1,923)	(21,874)	–	(45,550)

Operating Expenses:
Depreciation	–	29,750	–	186,446	2,957	16,722	–	69,963
Management charges	–	29,065	–	231,795	–	–	–	–
General and administrative	–	32,487	–	9,940	–	4,600	397	9,940
Total Operating Expenses	–	91,302	–	428,181	2,957	21,322	397	79,903

Income/(Loss) from Operations	–	20,920	–	(524,236)	(4,880)	(43,196)	(397)	(125,453)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	(9,700)	(18,978)	–	–
Debt forgiveness	–	–	–	–	13,200	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	3,500	(18,978)	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$20,920	$–	$(524,236)	$(1,380)	$(62,174)	$(397)	$(125,453)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-86

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O

Revenues	$–	$–	$–	$–	$–	$71,287	$1,692	$–
Cost of revenues	(34,442)	–	–	–	–	(80,536)	(19,019)	–
Gross Profit/(Loss)	(34,442)	–	–	–	–	(9,249)	(17,327)	–

Operating Expenses:
Depreciation	25,000	–	–	–	–	49,000	8,750	–
Management charges	10,335	–	–	–	–	7,129	169	–
General and administrative	4,600	–	–	–	–	4,975	2,400	–
Total Operating Expenses	39,935	–	–	–	–	61,104	11,319	–

Income/(Loss) from Operations	(74,377)	–	–	–	–	(70,353)	(28,647)	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	(40,643)	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	(40,643)	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(74,377)	$–	$–	$–	$–	$(70,353)	$(69,290)	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-87

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series Who Runs the World	Series Who'sbeeninmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA

Revenues	$10,118	$87,562	$–	$–	$59,100	$23,490	$–	$–
Cost of revenues	(30,713)	(69,320)	–	–	(58,740)	(19,346)	–	–
Gross Profit/(Loss)	(20,595)	18,242	–	–	360	4,144	–

Operating Expenses:
Depreciation	91,928	80,325	–	–	18,548	25,900	–	–
Management charges	1,012	8,756	–	–		2,349	–	–
General and administrative	9,940	8,000	–	–	7,677	3,635	–	–
Total Operating Expenses	102,879	97,081	–	–	26,225	31,884	–

Income/(Loss) from Operations	(123,474)	(78,839)	–	–	(25,866)	(27,740)	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	(66,738)	–	–	–	65,573	(62,222)	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	(66,738)	–	–	–	65,573	(62,222)	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$(190,212)	$(78,839)	$–	$–	$39,708	$(89,962)	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-88

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Retired MRH Series	Classic Colt Package	Series Edge Crown It 21	Series Edge High Speed Goldie 21	Series Edge More Than Magic 21	Series MRH Adaay in Asia	Series MRH Alliford Bay 21	Series MRH Blues Corner 21

Revenues	$–	$540	$–	$–	$2,880	$15,894	$–	$–
Cost of revenues	–	(45,886)	(23,336)	(24,853)	(22,287)	(45,997)	–	–
Gross Profit/(Loss)	–	(45,346)	(23,336)	(24,853)	(19,407)	(30,103)	–	–

Operating Expenses:
Depreciation	–	96,731	34,844	20,818	28,467	51,170	–	–
Management charges	–	48,360	27,750	16,536	25,200	60,830	–	–
General and administrative	–	2,300	2,300	2,300	2,300	8,440	–	–
Total Operating Expenses	–	147,391	64,894	39,654	55,967	120,440	–	–

Income/(Loss) from Operations	–	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	–	–

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$(192,738)	$(88,229)	$(64,508)	$(75,373)	$(150,543)	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-89

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	Series MRH Bullish Sentiment 21	Series MRH Giant Mover 21	Series MRH Lovesick 21	Series MRH Tamboz 21	MRH Blue Devil	MRH Brandy 22	MRH Catalyst	MRH Here's the Kicker

Revenues	$–	$–	$–	$–	$765	$–	$668	$1,354
Cost of revenues	–	–	–	–	(4,322)	(34,315)	(34,807)	(45,458)
Gross Profit/(Loss)	–	–	–	–	(3,557)	(34,315)	(34,139)	(44,104)

Operating Expenses:
Depreciation	–	–	–	–	4,367	50,468	80,620	59,308
Management charges	–	–	–	–	–	172,080	150,605	116,773
General and administrative	–	–	–	–	–	2,740	8,140	8,140
Total Operating Expenses	–	–	–	–	4,367	225,288	239,365	184,221

Income/(Loss) from Operations	–	–	–	–	(7,923)	(259,602)	(273,504)	(228,325)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	–	–
Debt forgiveness	–	–	–	–	–	–	–	–
Interest expense	–	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	–	–

Provision for Income Taxes	–	–	–	–	–	–	–	–

Net Income/(Loss)	$–	$–	$–	$–	$(7,923)	$(259,602)	$(273,504)	$(228,325)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-90

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF OPERATIONS

For the year ended December 31, 2023 (Continued)

	MRH Incredi-Bundle	MRH Isle Blue	MRH New York Bundle	MRH Real Savvy	MRH Sweet as Sin	MRH Sweet Voyage	12.31.2023 Consolidated Total

Revenues	$–	$–	$–	$–	$149	$–	$3,484,457
Cost of revenues	(5,589)	(11,868)	(4,170)	(23,235)	(8,263)	(29,899)	(4,084,330)
Gross Profit/(Loss)	(5,589)	(11,868)	(4,170)	(23,235)	(8,114)	(29,899)	(599,873)

Operating Expenses:
Depreciation	14,347	28,126	10,800	36,073	12,306	28,700	4,783,285
Management charges	–	70,477	–	124,875	25,566	78,450	1,795,383
General and administrative	–	2,740	–	2,740	4,000	8,140	580,709
Total Operating Expenses	14,347	101,344	10,800	163,688	41,872	115,290	7,159,377

Income/(Loss) from Operations	(19,937)	(113,211)	(14,970)	(186,922)	(49,986)	(145,189)	(7,759,250)

Other Income/(Expense):
Gain/(loss) on disposition of horses	–	–	–	–	–	–	(422,805)
Debt forgiveness	–	–	–	–	–	–	331,654
Interest expense	–	–	–	–	–	–	–
Total Other Income/(Expenses)	–	–	–	–	–	–	(91,150)

Provision for Income Taxes	–	–	–	–	–	–	–

Net Income/(Loss)	$(19,937)	$(113,211)	$(14,970)	$(186,922)	$(49,986)	$(145,189)	$(7,850,400)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-91

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$24,272	$33,786	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	22,500	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	22,500	24,272	33,786	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	46,205	–	–	–	–	38,228	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$68,705	$24,272	$33,786	$–	$–	$38,228	$–

Subscriptions in Series
Balance at December 31, 2022	$147,299	$135,000	$157,908	$74,719	$8,998	$77,255	$421,566	$200,850
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,469)	–	–	–	–	(14,280)	(74,915)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	147,299	131,531	157,908	74,719	8,998	77,255	407,286	125,935
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,872)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$147,299	$83,659	$157,908	$74,719	$8,998	$77,255	$407,286	$125,935

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(147,299)	$(52,782)	$(182,180)	$(108,505)	$(8,998)	$(77,255)	$(325,393)	$(76,777)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(58,922)	–	–	–	–	(81,840)	(49,158)
Balance at December 31, 2023	(147,299)	(111,704)	(182,180)	(108,505)	(8,998)	(77,255)	(407,233)	(125,935)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(40,660)	–	–	–	–	(40,014)	–
Balance at December 31, 2024	$(147,299)	$(152,364)	$(182,180)	$(108,505)	$(8,998)	$(77,255)	$(447,248)	$(125,935)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$82,218	$–	$–	$–	$–	$96,173	$124,073
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,469)	–	–	–	–	(14,280)	(74,915)
Contributions by manager	–	22,500	–	–	–	–	–	–
Net income/(loss)	–	(58,922)	–	–	–	–	(81,840)	(49,158)
Balance at December 31, 2023	–	42,327	–	–	–	–	53	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,872)	–	–	–	–	–	–
Contributions by manager	–	46,205	–	–	–	–	38,228	–
Net income/(loss)	–	(40,660)	–	–	–	–	(40,014)	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$(1,734)	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-92

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$24,527	$–	$40,192	$–	$–	$16,469	$48,373	$36,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	24,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	24,527	–	40,192	24,000	–	16,469	48,373	36,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	40,280	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$24,527	$–	$40,192	$64,280	$–	$16,469	$48,373	$36,000

Subscriptions in Series
Balance at December 31, 2022	$66,401	$2,099,833	$264,846	$130,000	$794,100	$38,000	$726,000	$84,467
Subscriptions received in horse series	–	–	–	30,000	–	–	–	–
Distributions from horse series	–	(142,125)	–	(31,872)	(36,400)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	66,401	1,957,708	264,846	128,128	757,700	38,000	726,000	84,467
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,625)	–	(17,584)	(27,143)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$66,401	$1,813,083	$264,846	$110,544	$730,557	$38,000	$726,000	$84,467

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(90,928)	$(3,161,443)	$(305,037)	$(25,416)	$(453,666)	$(54,469)	$(774,373)	$(120,467)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	220,541	–	(51,375)	(185,396)	–	–	–
Balance at December 31, 2023	(90,928)	(2,940,902)	(305,037)	(76,791)	(639,062)	(54,469)	(774,373)	(120,467)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	440,939	–	(98,033)	(91,495)	–	–	–
Balance at December 31, 2024	$(90,928)	$(2,499,963)	$(305,037)	$(174,824)	$(730,557)	$(54,469)	$(774,373)	$(120,467)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$(1,061,611)	$–	$104,584	$340,434	$–	$–	$–
Subscriptions received in horse series	–	–	–	30,000	–	–	–	–
Distributions from horse series	–	(142,125)	–	(31,872)	(36,400)	–	–	–
Contributions by manager	–	–	–	24,000	–	–	–	–
Net income/(loss)	–	220,541	–	(51,375)	(185,396)	–	–	–
Balance at December 31, 2023	–	(983,195)	–	75,337	118,638	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,625)	–	(17,584)	(27,143)	–	–	–
Contributions by manager	–	–	–	40,280	–	–	–	–
Net income/(loss)	–	440,939	–	(98,033)	(91,495)	–	–	–
Balance at December 31, 2024	$–	$(686,881)	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-93

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	22,500	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	22,500	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	39,818	27,877	45,000
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$62,318	$27,877	$45,000

Subscriptions in Series
Balance at December 31, 2022	$11,750	$494,700	$44,400	$470,927	$283,931	$110,111	$1,170,000	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	230,000
Distributions from horse series	–	(2,244)	–	–	–	(540)	(202,050)	(61,700)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	11,750	492,456	44,400	470,927	283,931	109,571	967,950	168,300
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,786)	–	–	–	(14,655)	–	(50,768)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$11,750	$483,670	$44,400	$470,927	$283,931	$94,915	$967,950	$117,532

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(11,750)	$(273,774)	$(44,400)	$(470,927)	$(283,931)	$(46,571)	$(603,289)	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(135,061)	–	–	–	(51,471)	(281,282)	(26,479)
Balance at December 31, 2023	(11,750)	(408,835)	(44,400)	(470,927)	(283,931)	(98,043)	(884,572)	(26,479)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(74,836)	–	–	–	(40,737)	(111,256)	(136,053)
Balance at December 31, 2024	$(11,750)	$(483,670)	$(44,400)	$(470,927)	$(283,931)	$(138,780)	$(995,827)	$(162,532)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$220,926	$–	$–	$–	$63,539	$566,711	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	230,000
Distributions from horse series	–	(2,244)	–	–	–	(540)	(202,050)	(61,700)
Contributions by manager	–	–	–	–	–	22,500	–	–
Net income/(loss)	–	(135,061)	–	–	–	(51,471)	(281,282)	(26,479)
Balance at December 31, 2023	–	83,621	–	–	–	34,028	83,378	141,821
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,786)	–	–	–	(14,655)	–	(50,768)
Contributions by manager	–	–	–	–	–	39,818	27,877	45,000
Net income/(loss)	–	(74,836)	–	–	–	(40,737)	(111,256)	(136,053)
Balance at December 31, 2024	$–	$–	$–	$–	$–	$18,454	$0	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-94

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Classic Cut	Series Classofsixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$60,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	60,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$60,000

Subscriptions in Series
Balance at December 31, 2022	$510,000	$58,960	$505,563	$686,309	$46,629	$457,099	$106,872	$39,711
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,200)	(65,639)	(52,384)	–	–	(257)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	496,800	(6,679)	453,179	686,309	46,629	456,841	106,872	39,711
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$496,800	$(6,679)	$453,179	$686,309	$46,629	$456,841	$106,872	$39,711

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(275,800)	$(128,175)	$(316,514)	$(686,309)	$(46,629)	$(300,382)	$(106,872)	$(99,711)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(125,144)	134,854	(136,665)	–	–	(156,459)	–	–
Balance at December 31, 2023	(400,944)	6,679	(453,179)	(686,309)	(46,629)	(456,841)	(106,872)	(99,711)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(67,483)	–	–	–	–	–	–	–
Balance at December 31, 2024	$(468,427)	$6,679	$(453,179)	$(686,309)	$(46,629)	$(456,841)	$(106,872)	$(99,711)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$234,200	$(69,215)	$189,049	$–	$–	$156,716	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,200)	(65,639)	(52,384)	–	–	(257)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(125,144)	134,854	(136,665)	–	–	(156,459)	–	–
Balance at December 31, 2023	95,856	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(67,483)	–	–	–	–	–	–	–
Balance at December 31, 2024	$28,373	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-95

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$48,000	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	48,000	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$48,000	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$101,250	$26,026	$176,000	$110,840	$197,798	$289,860	$250,000	$243,639
Subscriptions received in horse series	–	–	–	–	–	–	–	350,361
Distributions from horse series	(17,133)	–	–	(26,535)	(8,818)	(17,820)	(85,062)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	84,118	26,026	176,000	84,305	188,980	272,040	164,938	594,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,972)	–	(33,480)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$84,118	$26,026	$176,000	$84,305	$188,980	$267,068	$164,938	$560,520

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(52,683)	$(26,026)	$(166,774)	$(95,714)	$(132,253)	$(179,267)	$(77,962)	$(102,745)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(31,434)	–	(9,226)	(36,592)	(56,728)	(78,356)	(86,976)	(229,025)
Balance at December 31, 2023	(84,118)	(26,026)	(176,000)	(132,305)	(188,980)	(257,623)	(164,938)	(331,770)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(9,444)	–	(119,920)
Balance at December 31, 2024	$(84,118)	$(26,026)	$(176,000)	$(132,305)	$(188,980)	$(267,068)	$(164,938)	$(451,689)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$48,567	$–	$9,226	$63,126	$65,546	$110,593	$172,038	$140,894
Subscriptions received in horse series	–	–	–	–	–	–	–	350,361
Distributions from horse series	(17,133)	–	–	(26,535)	(8,818)	(17,820)	(85,062)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(31,434)	–	(9,226)	(36,592)	(56,728)	(78,356)	(86,976)	(229,025)
Balance at December 31, 2023	–	–	–	–	–	14,417	–	262,230
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(4,972)	–	(33,480)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(9,444)	–	(119,920)
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$108,831

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-96

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$72,000	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	15,000	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	87,000	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	66,823	–	–	–	57,086	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$153,823	$–	$–	$–	$57,086	$–	$–

Subscriptions in Series							$8,036
Balance at December 31, 2022	$495,424	$(38,426)	$137,137	$240,300	$–	$79,553	$144,402	$469,700
Subscriptions received in horse series	144,576	–	–	–	–	–	–	–
Distributions from horse series	–	(27,060)	(7,146)	(63,457)	–	–	(17,726)	(78,700)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	640,000	(65,486)	129,991	176,843	–	79,553	126,676	391,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,934)	–	–	–	(4,800)	–	(21,210)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$622,200	$(77,420)	$129,991	$176,843	$–	$74,753	$126,676	$369,790

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(166,275)	$(27,241)	$(162,199)	$(102,629)	$(41,095)	$(32,033)	$(160,610)	$(406,854)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(208,280)	(24,726)	32,208	(74,214)	(61,531)	(55,551)	33,933	19,738
Balance at December 31, 2023	(374,554)	(51,967)	(129,991)	(176,843)	(102,626)	(87,584)	(126,676)	(387,116)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(152,561)	(24,436)	–	–	102,626	(44,256)	–	17,327
Balance at December 31, 2024	$(527,115)	$(76,404)	$(129,991)	$(176,843)	$–	$(131,840)	$(126,676)	$(369,790)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$329,149	$6,333	$(25,062)	$137,671	$(41,095)	$47,521	$(16,208)	$62,846
Subscriptions received in horse series	144,576	–	–	–	–	–	–	–
Distributions from horse series	–	(27,060)	(7,146)	(63,457)	–	–	(17,726)	(78,700)
Contributions by manager	–	15,000	–	–	–	–	–	–
Net income/(loss)	(208,280)	(24,726)	32,208	(74,214)	(61,531)	(55,551)	33,933	19,738
Balance at December 31, 2023	265,446	(30,453)	–	–	(102,626)	(8,030)	–	3,884
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,934)	–	–	–	(4,800)	–	(21,210)
Contributions by manager	–	66,823	–	–	–	57,086	–	–
Net income/(loss)	(152,561)	(24,436)	–	–	102,626	(44,256)	–	17,327
Balance at December 31, 2024	$95,085	$–	$–	$–	$–	$–	$–	$(0)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-97

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	12,000	–	–	–	–	7,500	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	12,000	–	–	–	–	7,500	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$12,000	$–	$–	$–	$–	$7,500	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$155,000	$(236,882)	$70,877	$268,087	$90,729	$144,965	$–	$–
Subscriptions received in horse series	–	–	–	–	(121)	–	390,500	571,200
Distributions from horse series	(47,856)	–	–	–	(18,981)	(123,845)	(7,700)	–
Contributions by manager	–	–	–	–		–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	107,144	(236,882)	70,877	268,087	71,626	21,121	382,800	571,200
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(4,496)	(8,313)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$107,144	$(236,882)	$70,877	$268,087	$71,626	$21,121	$378,305	$562,887

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(80,096)	$236,882	$(70,877)	$(268,087)	$(48,617)	$(48,054)	$(26,748)	$(44,864)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(39,047)	–	–	–	(23,009)	19,433	(175,406)	(296,202)
Balance at December 31, 2023	(119,144)	236,882	(70,877)	(268,087)	(71,626)	(28,621)	(202,154)	(341,066)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(85,830)	(132,670)
Balance at December 31, 2024	$(119,144)	$236,882	$(70,877)	$(268,087)	$(71,626)	$(28,621)	$(287,984)	$(473,735)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$74,904	$–	$–	$–	$42,112	$96,911	$(26,748)	$(44,864)
Subscriptions received in horse series	–	–	–	–	(121)	–	390,500	571,200
Distributions from horse series	(47,856)	–	–	–	(18,981)	(123,845)	(7,700)	–
Contributions by manager	12,000	–	–	–	–	7,500	–	–
Net income/(loss)	(39,047)	–	–	–	(23,009)	19,433	(175,406)	(296,202)
Balance at December 31, 2023	–	–	–	–	–	–	180,646	230,134
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(4,496)	(8,313)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(85,830)	(132,670)
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$90,321	$89,152

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-98

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$10,973
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	10,973
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$10,973

Subscriptions in Series
Balance at December 31, 2022	$580,000	$199,520	$–	$307,333	$73,379	$426,088	$20,025	$26,000
Subscriptions received in horse series	–	–	–	992	–	–	–	–
Distributions from horse series	–	–	–	(103,475)	(28,611)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	580,000	199,520	–	204,850	44,768	426,088	20,025	26,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,044)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$504,956	$199,520	$–	$204,850	$44,768	$426,088	$20,025	$26,000

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(211,802)	$(199,520)	$(26,161)	$(115,681)	$(134,644)	$(426,088)	$(20,025)	$(36,973)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(160,366)	–	(71,908)	(82,419)	(30,134)	–	–	–
Balance at December 31, 2023	(372,167)	(199,520)	(98,070)	(198,100)	(164,778)	(426,088)	(20,025)	(36,973)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,788)	–	98,070	(6,750)	120,010	–	–	–
Balance at December 31, 2024	$(504,956)	$(199,520)	$–	$(204,850)	$(44,768)	$(426,088)	$(20,025)	$(36,973)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$368,198	$–	$(26,161)	$191,652	$(61,265)	$–	$–	$–
Subscriptions received in horse series	–	–	–	992	–	–	–	–
Distributions from horse series	–	–	–	(103,475)	(28,611)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(160,366)	–	(71,908)	(82,419)	(30,134)	–	–	–
Balance at December 31, 2023	207,833	–	(98,070)	6,750	(120,010)	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,044)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,788)	–	98,070	(6,750)	120,010	–	–	–
Balance at December 31, 2024	$–	$–	$–	$(0)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-99

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$6,446	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	6,446	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$6,446	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$526,222	$127,231	$143,750	$141,076	$327,772	$9,294	$7,075	$3,824
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(37,980)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	488,242	127,231	143,750	141,076	327,772	9,294	7,075	3,824
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(12,895)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$475,346	$127,231	$143,750	$141,076	$327,772	$9,294	$7,075	$3,824

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(481,910)	$(127,231)	$(150,196)	$(141,076)	$(327,772)	$(9,294)	$(7,075)	$(3,824)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	43,024	–	–	–	–	–	–	–
Balance at December 31, 2023	(438,887)	(127,231)	(150,196)	(141,076)	(327,772)	(9,294)	(7,075)	(3,824)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(36,460)	–	–	–	–	–	–	–
Balance at December 31, 2024	$(475,346)	$(127,231)	$(150,196)	$(141,076)	$(327,772)	$(9,294)	$(7,075)	$(3,824)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$44,311	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(37,980)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	43,024	–	–	–	–	–	–	–
Balance at December 31, 2023	49,355	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(12,895)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(36,460)	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-100

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$48,000	$–	$734	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	45,000	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	93,000	–	734	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$93,000	$–	$734	$–

Subscriptions in Series
Balance at December 31, 2022	$209,395	$132,253	$275,520	$179,649	$62,858	$83,877	$31,250	$304,314
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(59,420)	–	(85,374)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	209,395	132,253	216,100	179,649	(22,517)	83,877	31,250	304,314
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,080)	–	–	–	–	(18,866)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$198,842	$132,253	$(224,980)	$179,649	$(22,517)	$83,877	$31,250	$285,394

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(216,261)	$(132,253)	$(156,849)	$(179,649)	$(61,250)	$(83,877)	$(31,984)	$(200,030)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(59,690)	–	(32,282)	–	(9,233)	–	–	(92,192)
Balance at December 31, 2023	(275,951)	(132,253)	(189,131)	(179,649)	(70,484)	(83,877)	(31,984)	(292,222)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	77,109	–	449,947	–	–	–	–	6,828
Balance at December 31, 2024	$(198,842)	$(132,253)	$260,816	$(179,649)	$(70,484)	$(83,877)	$(31,984)	$(285,394)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$(6,865)	$–	$118,671	$–	$49,608	$–	$–	$104,284
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(59,420)	–	(85,374)	–	–	–
Contributions by manager	–	–	–	–	45,000	–	–	–
Net income/(loss)	(59,690)	–	(32,282)	–	(9,233)	–	–	(92,192)
Balance at December 31, 2023	(66,556)	–	26,969	–	–	–	–	12,092
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,080)	–	–	–	–	(18,866)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	77,109	–	449,947	–	–	–	–	6,828
Balance at December 31, 2024	$–	$–	$35,836	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-101

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$355,378	$304,500	$223,434	$214,925	$21,628	$26,129	$271,291	$330,000
Subscriptions received in horse series	–	–	–	–	–	–	(411)	–
Distributions from horse series	–	–	–	(19,100)	–	–	(29,994)	(20,840)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	355,378	304,500	223,434	195,825	21,628	26,129	240,886	309,160
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,373)	–	(44,143)	–	–	–	(70,694)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$355,378	$296,127	$223,434	$151,682	$21,628	$26,129	$240,886	$238,466

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(355,378)	$(120,177)	$(223,434)	$(84,342)	$(21,628)	$(26,129)	$(176,995)	$(119,121)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(83,438)	–	(38,733)	–	–	(63,890)	(71,659)
Balance at December 31, 2023	(355,378)	(203,616)	(223,434)	(123,074)	(21,628)	(26,129)	(240,886)	(190,780)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(92,511)	–	(28,608)	–	–	–	(47,686)
Balance at December 31, 2024	$(355,378)	$(296,127)	$(223,434)	$(151,682)	$(21,628)	$(26,129)	$(240,886)	$(238,466)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$184,323	$–	$130,583	$–	$–	$94,296	$210,879
Subscriptions received in horse series	–	–	–	–	–	–	(411)	–
Distributions from horse series	–	–	–	(19,100)	–	–	(29,994)	(20,840)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(83,438)	–	(38,733)	–	–	(63,890)	(71,659)
Balance at December 31, 2023	–	100,884	–	72,751	–	–	–	118,380
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,373)	–	(44,143)	–	–	–	(70,694)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(92,511)	–	(28,608)	–	–	–	(47,686)
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-102

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$36,000	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	16,634	15,000	–	–	–	–	45,000	55,909
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	16,634	51,000	–	–	–	–	45,000	55,909
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	32,294	–	–	–	–	21,747	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$16,634	$83,294	$–	$–	$–	$–	$66,747	$55,909

Subscriptions in Series
Balance at December 31, 2022	$304,000	$103,963	$21,100	$20,000	$23,850	$33,000	$140,000	$454,720
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,350)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	304,000	84,613	21,100	20,000	23,850	33,000	140,000	454,720
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$304,000	$84,613	$21,100	$20,000	$23,850	$33,000	$136,250	$454,720

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(307,739)	$(81,625)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$(81,781)	$(471,685)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(12,894)	(86,283)	–	–	–	–	(72,894)	(38,944)
Balance at December 31, 2023	(320,634)	(167,907)	(21,100)	(20,000)	(23,850)	(33,000)	(154,675)	(510,629)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	(48,322)	–
Balance at December 31, 2024	$(320,634)	$(167,907)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$(202,997)	$(510,629)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$(3,739)	$58,338	$–	$–	$–	$–	$58,219	$(16,965)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,350)	–	–	–	–	–	–
Contributions by manager	16,634	15,000	–	–	–	–	45,000	55,909
Net income/(loss)	(12,894)	(86,283)	–	–	–	–	(72,894)	(38,944)
Balance at December 31, 2023	–	(32,294)	–	–	–	–	30,325	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Contributions by manager	–	32,294	–	–	–	–	21,747	–
Net income/(loss)	–	–	–	–	–	–	(48,322)	–
Balance at December 31, 2024	$–	$0	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-103

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$1,741	$30,389	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	1,741	30,389	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	54,926	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$54,926	$–	$–	$1,741	$30,389	$–

Subscriptions in Series
Balance at December 31, 2022	$152,324	$179,064	$54,000	$–	$528,409	$248,880	$95,535	$219,885
Subscriptions received in horse series	186,676	–	66,000	–	136,591	–	–	–
Distributions from horse series	–	(20,602)	–	–	(10,600)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	339,000	158,462	120,000	–	654,400	248,880	95,535	219,885
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(17,945)	–	(11,782)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$339,000	$158,462	$102,055	$–	$642,618	$248,880	$95,535	$219,885

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(74,563)	$(126,243)	$(18,704)	$(21,801)	$(193,010)	$(250,621)	$(125,924)	$(219,885)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,107)	(32,220)	(69,778)	–	(225,482)	–	–	–
Balance at December 31, 2023	(206,670)	(158,462)	(88,482)	(21,801)	(418,492)	(250,621)	(125,924)	(219,885)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(88,276)	–	(59,017)	–	(224,126)	–	–	–
Balance at December 31, 2024	$(294,946)	$(158,462)	$(147,499)	$(21,801)	$(642,618)	$(250,621)	$(125,924)	$(219,885)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$77,761	$52,821	$35,296	$(21,801)	$335,399	$–	$–	$–
Subscriptions received in horse series	186,676	–	66,000	–	136,591	–	–	–
Distributions from horse series	–	(20,602)	–	–	(10,600)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,107)	(32,220)	(69,778)	–	(225,482)	–	–	–
Balance at December 31, 2023	132,330	–	31,518	(21,801)	235,908	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(17,945)	–	(11,782)	–	–	–
Contributions by manager	–	–	54,926	–	–	–	–	–
Net income/(loss)	(88,276)	–	(59,017)	–	(224,126)	–	–	–
Balance at December 31, 2024	$44,054	$–	$9,481	$(21,801)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-104

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$22,953	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	22,953	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$22,953	$–

Subscriptions in Series
Balance at December 31, 2022	$357,900	$998,800	$233,910	$563,072	$23,290	$19,776	$20,000	$418,346
Subscriptions received in horse series	–	–	–	76,928	–	–	–	–
Distributions from horse series	(63,500)	–	(63,155)	–	–	–	–	(31,684)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	294,400	998,800	170,755	640,000	23,290	19,776	20,000	386,662
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$294,400	$434,766	$170,755	$555,927	$23,290	$19,776	$20,000	$386,662

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(218,755)	$(552,015)	$(148,393)	$(179,690)	$(23,290)	$(19,776)	$(42,953)	$(291,132)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(30,260)	(292,422)	(22,362)	(201,557)	–	–	–	(95,530)
Balance at December 31, 2023	(249,015)	(844,438)	(170,755)	(381,247)	(23,290)	(19,776)	(42,953)	(386,662)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(75,919)	409,672	–	(174,680)	–	–	–	–
Balance at December 31, 2024	$(324,934)	$(434,766)	$(170,755)	$(555,927)	$(23,290)	$(19,776)	$(42,953)	$(386,662)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$139,145	$446,785	$85,517	$383,382	$–	$–	$–	$127,214
Subscriptions received in horse series	–	–	–	76,928	–	–	–	–
Distributions from horse series	(63,500)	–	(63,155)	–	–	–	–	(31,684)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(30,260)	(292,422)	(22,362)	(201,557)	–	–	–	(95,530)
Balance at December 31, 2023	45,385	154,362	–	258,753	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(75,919)	409,672	–	(174,680)	–	–	–	–
Balance at December 31, 2024	$(30,534)	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-105

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$25,979	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	25,979	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$25,979	$–

Subscriptions in Series
Balance at December 31, 2022	$635,000	$28,570	$289,481	$34,881	$44,555	$242,070	$40,500	$265,079
Subscriptions received in horse series	–	–	59,869	–	–	–	–	–
Distributions from horse series	(62,400)	–	–	–	–	(18,570)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	572,600	28,570	349,350	34,881	44,555	223,500	40,500	265,079
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,818)	–	–	(85,390)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$(3,382,000)	$28,570	$339,533	$34,881	$44,555	$138,110	$40,500	$265,079

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(217,769)	$(28,570)	$(95,240)	$(34,881)	$(44,555)	$(93,935)	$(66,479)	$(265,079)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(103,015)	–	(104,654)	–	–	(56,800)	–	–
Balance at December 31, 2023	(320,783)	(28,570)	(199,894)	(34,881)	(44,555)	(150,735)	(66,479)	(265,079)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	3,867,379	–	(66,638)	–	–	12,625	–	–
Balance at December 31, 2024	$3,546,596	$(28,570)	$(266,532)	$(34,881)	$(44,555)	$(138,110)	$(66,479)	$(265,079)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$417,231	$–	$194,241	$–	$–	$148,135	$–	$–
Subscriptions received in horse series	–	–	59,869	–	–	–	–	–
Distributions from horse series	(62,400)	–	–	–	–	(18,570)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(103,015)	–	(104,654)	–	–	(56,800)	–	–
Balance at December 31, 2023	251,817	–	149,456	–	–	72,765	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,818)	–	–	(85,390)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	3,867,379	–	(66,638)	–	–	12,625	–	–
Balance at December 31, 2024	$164,596	$–	$73,001	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-106

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$12,000	$48,000	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	27,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	12,000	75,000	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	30,050	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$12,000	$105,050	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$(3,317)	$373,619	$98,606	$(200,712)	$14,000	$11,983	$212,995	$16,483
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(624)	–	–	(2,250)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	(3,317)	373,619	98,606	(201,336)	14,000	11,983	210,745	16,483
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,757)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$(3,317)	$373,619	$98,606	$(203,093)	$14,000	$11,983	$210,745	$16,483

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$3,317	$(373,619)	$(110,606)	$186,252	$(14,000)	$(11,983)	$(218,945)	$(16,483)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(66,626)	–	–	8,199	–
Balance at December 31, 2023	3,317	(373,619)	(110,606)	119,626	(14,000)	(11,983)	(210,745)	(16,483)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(21,583)	–	–	–	–
Balance at December 31, 2024	$3,317	$(373,619)	$(110,606)	$98,044	$(14,000)	$(11,983)	$(210,745)	$(16,483)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$33,540	$–	$–	$(5,950)	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(624)	–	–	(2,250)	–
Contributions by manager	–	–	–	27,000	–	–	–	–
Net income/(loss)	–	–	–	(66,626)	–	–	8,199	–
Balance at December 31, 2023	–	–	–	(6,710)	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,757)	–	–	–	–
Contributions by manager	–	–	–	30,050	–	–	–	–
Net income/(loss)	–	–	–	(21,583)	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-107

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$21,600	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	27,000	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	21,600	–	–	–	–	27,000	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	39,490
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$21,600	$–	$–	$–	$–	$27,000	$–	$39,490

Subscriptions in Series
Balance at December 31, 2022	$126,000	$106,360	$995,885	$–	$229,000	$93,000	$29,679	$322,400
Subscriptions received in horse series	–	–	–	1,030,200	–	–	–	–
Distributions from horse series	–	–	–	–	–	(8,046)	(13,514)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	126,000	106,360	995,885	1,030,200	229,000	84,954	16,165	322,400
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(74,845)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$126,000	$106,360	$995,885	$955,355	$229,000	$84,954	$16,165	$322,400

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(147,600)	$(25,876)	$(995,885)	$(80,842)	$(227,620)	$(49,781)	$(15,768)	$(166,048)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	20,920	–	(524,236)	(1,380)	(62,174)	(397)	(125,453)
Balance at December 31, 2023	(147,600)	(4,956)	(995,885)	(605,078)	(229,000)	(111,954)	(16,165)	(291,502)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(197,969)	–	(350,277)	–	–	–	(70,389)
Balance at December 31, 2024	$(147,600)	$(202,926)	$(995,885)	$(955,355)	$(229,000)	$(111,954)	$(16,165)	$(361,890)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$80,484	$–	$(80,842)	$1,380	$43,219	$13,911	$156,352
Subscriptions received in horse series	–	–	–	1,030,200	–	–	–	–
Distributions from horse series	–	–	–	–	–	(8,046)	(13,514)	–
Contributions by manager	–	–	–	–	–	27,000	–	–
Net income/(loss)	–	20,920	–	(524,236)	(1,380)	(62,174)	(397)	(125,453)
Balance at December 31, 2023	–	101,404	–	425,122	–	–	–	30,898
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(74,845)	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	39,490
Net income/(loss)	–	(197,969)	–	(350,277)	–	–	–	(70,389)
Balance at December 31, 2024	$–	$(96,566)	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-108

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$7,724	$–	$–	$–	$–	$–	$33,825
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	7,724	–	–	–	–	–	33,825
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	28,359	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$28,359	$7,724	$–	$–	$–	$–	$–	$33,825

Subscriptions in Series
Balance at December 31, 2022	$52,500	$135,000	$40,069	$21,569	$(35,487)	$338,880	$281,700	$550,381
Subscriptions received in horse series	97,500	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(18,480)	(38,710)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	150,000	135,000	40,069	21,569	(35,487)	320,400	242,990	550,381
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,073)	–	–	–	–	(48,003)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$140,927	$135,000	$40,069	$21,569	$(35,487)	$272,397	$242,990	$550,381

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(21,774)	$(142,724)	$(40,069)	$(21,569)	$35,487	$(210,824)	$(173,701)	$(584,206)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(74,377)	–	–	–	–	(70,353)	(69,290)	–
Balance at December 31, 2023	(96,151)	(142,724)	(40,069)	(21,569)	35,487	(281,177)	(242,990)	(584,206)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(73,135)	–	–	–	–	8,780	–	–
Balance at December 31, 2024	$(169,286)	$(142,724)	$(40,069)	$(21,569)	$35,487	$(272,397)	$(242,990)	$(584,206)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$30,726	$–	$–	$–	$–	$128,056	$107,999	$–
Subscriptions received in horse series	97,500	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(18,480)	(38,710)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(74,377)	–	–	–	–	(70,353)	(69,290)	–
Balance at December 31, 2023	53,849	–	–	–	–	39,223	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,073)	–	–	–	–	(48,003)	–	–
Contributions by manager	28,359	–	–	–	–	–	–	–
Net income/(loss)	(73,135)	–	–	–	–	8,780	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-109

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Who Runs the World	Series Who'sbeeninmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$36,000	$–	$84,000	$–	$–	$11,843
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	15,000	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	36,000	–	99,000	–	–	11,843
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$36,000	$–	$99,000	$–	$–	$11,843

Subscriptions in Series
Balance at December 31, 2022	$530,400	$355,521	$110,389	$261,791	$(117,343)	$448,440	$25,194	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(52,165)	(45,441)	–	–	(80,500)	(66,236)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	478,235	310,080	110,389	261,791	(197,843)	382,204	25,194	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,031)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$478,235	$291,049	$110,389	$261,791	$(197,843)	$382,204	$25,194	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$(288,023)	$(254,089)	$(146,389)	$(261,791)	$59,135	$(292,242)	$(25,194)	$(11,843)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(190,212)	(78,839)	–	–	39,708	(89,962)	–	–
Balance at December 31, 2023	(478,235)	(332,929)	(146,389)	(261,791)	98,843	(382,204)	(25,194)	(11,843)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	41,879	–	–	–	–	–	–
Balance at December 31, 2024	$(478,235)	$(291,049)	$(146,389)	$(261,791)	$98,843	$(382,204)	$(25,194)	$(11,843)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$242,377	$101,432	$–	$–	$25,792	$156,198	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(52,165)	(45,441)	–	–	(80,500)	(66,236)	–	–
Contributions by manager	–	–	–	–	15,000	–	–	–
Net income/(loss)	(190,212)	(78,839)	–	–	39,708	(89,962)	–	–
Balance at December 31, 2023	–	(22,849)	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,031)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	41,879	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-110

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Classic Colt Package	Series Edge Crown It 21	Series Edge High Speed Goldie 21	Series Edge More Than Magic 21	Series MRH Adaay in Asia	Series MRH Alliford Bay 21	Series MRH Blues Corner 21	Series MRH Bullish Sentiment 21
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	69,400	46,773	35,374	36,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$69,400	$46,773	$35,374	$36,000	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	569,520	217,500	130,000	180,000	270,354	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	569,520	217,500	130,000	180,000	270,354	–	–	–
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,806)	(63,123)	(3,631)	(9,614)	(55,128)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$338,714	$154,377	$126,369	$170,386	$363,072	$–	$–	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	–	–	–
Balance at December 31, 2023	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(111,035)	(45,607)	(97,236)	(78,007)	(212,530)	–	–	–
Balance at December 31, 2024	$(303,773)	$(133,837)	$(161,743)	$(153,381)	$(363,072)	$–	$–	$–

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	569,520	217,500	130,000	180,000	270,354	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	–	–	–
Balance at December 31, 2023	376,782	129,271	65,492	104,627	119,811	–	–	–
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,806)	(63,123)	(3,631)	(9,614)	(55,128)	–	–	–
Contributions by manager	69,400	46,773	35,374	36,000	–	–	–	–
Net income/(loss)	(111,035)	(45,607)	(97,236)	(78,007)	(212,530)	–	–	–
Balance at December 31, 2024	$104,341	$67,314	$–	$53,006	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-111

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series MRH Giant Mover 21	Series MRH Lovesick 21	Series MRH Tamboz 21	MRH Blue Devil	MRH Brandy 22	MRH Catalyst	MRH Here's the Kicker	MRH Incredi-Bundle
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	765,000	669,500	519,285	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	765,000	669,500	519,285	–
Subscriptions received in horse series	–	–	–	83,400	–	–	702	1,101,600
Distributions from horse series	–	–	–	–	–	–	(21,999)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$83,400	$765,000	$669,500	$497,988	$1,101,600

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(7,923)	(259,602)	(273,504)	(228,325)	(19,937)
Balance at December 31, 2023	–	–	–	(7,923)	(259,602)	(273,504)	(228,325)	(19,937)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(122,450)	(203,634)	(171,455)	(117,402)	(569,234)
Balance at December 31, 2024	$–	$–	$–	$(130,373)	$(463,236)	$(444,959)	$(345,726)	$(589,170)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	765,000	669,500	519,285	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(7,923)	(259,602)	(273,504)	(228,325)	(19,937)
Balance at December 31, 2023	–	–	–	(7,923)	505,398	395,996	290,960	(19,937)
Subscriptions received in horse series	–	–	–	83,400	–	–	702	1,101,600
Distributions from horse series	–	–	–	–	–	–	(21,999)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(122,450)	(203,634)	(171,455)	(117,402)	(569,234)
Balance at December 31, 2024	$–	$–	$–	$(46,973)	$301,764	$224,541	$152,261	$512,430

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-112

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	MRH Isle Blue	MRH New York Bundle	MRH Real Savvy	MRH Sweet as Sin	MRH Sweet Voyage	Series Stylishly 23	Series Formidable Kitt	Series Blip Says Bye
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	313,146	–	555,000	113,630	348,750	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	313,146	–	555,000	113,630	348,750	–	–	–
Subscriptions received in horse series	99,954	1,147,500	–	–	–	1,140,000	660,000	420,108
Distributions from horse series	–	(129,489)	(33,300)	(1,739)	–	–	(8,700)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2024	$413,100	$1,018,011	$521,700	$111,891	$348,750	$1,140,000	$651,300	$420,108

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(113,211)	(14,970)	(186,922)	(49,986)	(145,189)	–	–	–
Balance at December 31, 2023	(113,211)	(14,970)	(186,922)	(49,986)	(145,189)	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(137,470)	(572,310)	(121,031)	(25,560)	(88,763)	(465,710)	(293,688)	(197,593)
Balance at December 31, 2024	$(250,681)	$(587,281)	$(307,954)	$(75,546)	$(233,951)	$(465,710)	$(293,688)	$(197,593)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	313,146	–	555,000	113,630	348,750	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(113,211)	(14,970)	(186,922)	(49,986)	(145,189)	–	–	–
Balance at December 31, 2023	199,935	(14,970)	368,078	63,644	203,561	–	–	–
Subscriptions received in horse series	99,954	1,147,500	–	–	–	1,140,000	660,000	420,108
Distributions from horse series	–	(129,489)	(33,300)	(1,739)	–	–	(8,700)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(137,470)	(572,310)	(121,031)	(25,560)	(88,763)	(465,710)	(293,688)	(197,593)
Balance at December 31, 2024	$162,419	$430,730	$213,746	$36,345	$114,799	$674,290	$357,612	$222,515

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-113

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2024 and 2023 (Continued)

	Series Clair de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion	Series Sirius Pursuit	MRH STG Broodmare Band	12.31.2024 Consolidated Total
Membership in My Racehorse CA LLC
Balance at December 31, 2022	$–	$–	$–	$–	$–	$841,824
Subscriptions received in horse series	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	350,042
Net income/(loss)	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	1,191,866
Subscriptions received in horse series	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	755,732
Net income/(loss)	–	–	–	–	–	–
Balance at December 31, 2024	$–	$–	$–	$–	$–	$1,947,598

Subscriptions in Series
Balance at December 31, 2022	$–	$–	$–	$–	$–	$32,004,419
Subscriptions received in horse series	–	–	–	–	–	8,022,546
Distributions from horse series	–	–	–	–	–	(2,249,533)
Contributions by manager	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–
Balance at December 31, 2023	–	–	–	–	–	37,777,432
Subscriptions received in horse series	415,000	662,099	511,734	208,270	–	6,598,157
Distributions from horse series	–	–	–	–	–	(6,541,714)
Contributions by manager	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–
Balance at December 31, 2024	$415,000	$662,099	$511,734	$208,270	$–	$37,833,875

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$(25,590,823)
Subscriptions received in horse series	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(7,850,400)
Balance at December 31, 2023	–	–	–	–	–	(33,441,223)
Subscriptions received in horse series	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–
Net income/(loss)	(187,510)	(287,059)	(253,279)	(94,110)	(39,038)	(1,903,335)
Balance at December 31, 2024	$(187,510)	$(287,059)	$(253,279)	$(94,110)	$(39,038)	$(35,344,558)

Total Members' Equity/(Deficit)
Balance at December 31, 2022	$–	$–	$–	$–	$–	$7,255,420
Subscriptions received in horse series	–	–	–	–	–	8,022,546
Distributions from horse series	–	–	–	–	–	(2,249,533)
Contributions by manager	–	–	–	–	–	350,042
Net income/(loss)	–	–	–	–	–	(7,850,400)
Balance at December 31, 2023	–	–	–	–	–	5,528,075
Subscriptions received in horse series	415,000	662,099	511,734	208,270	–	6,598,157
Distributions from horse series	–	–	–	–	–	(6,541,714)
Contributions by manager	–	–	–	–	–	755,732
Net income/(loss)	(187,510)	(287,059)	(253,279)	(94,110)	(39,038)	(1,903,335)
Balance at December 31, 2024	$227,490	$375,040	$258,455	$114,160	$(39,038)	$4,436,915

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-114

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$24,272	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	33,786	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	24,272	33,786	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	22,500	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$22,500	$24,272	$33,786	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2021	$147,299	$–	$157,908	$83,743	$8,998	$92,970	$433,500	$–
Subscriptions received in horse series	–	135,000	–	–	–	–	–	201,000
Distributions from horse series	–	–	–	(9,023)	–	(15,715)	(11,934)	(150)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	147,299	135,000	157,908	74,719	8,998	77,255	421,566	200,850
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,469)	–	–	–	–	(14,280)	(74,915)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$147,299	$131,531	$157,908	$74,719	$8,998	$77,255	$407,286	$125,935

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$(147,299)	$–	$(182,180)	$(69,525)	$(8,998)	$(77,255)	$(187,187)	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(52,782)	–	(38,980)	–	–	(138,206)	(76,777)
Balance at December 31, 2022	(147,299)	(52,782)	(182,180)	(108,505)	(8,998)	(77,255)	(325,393)	(76,777)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(58,922)	–	–	–	–	(81,840)	(49,158)
Balance at December 31, 2023	$(147,299)	$(111,704)	$(182,180)	$(108,505)	$(8,998)	$(77,255)	$(407,233)	$(125,935)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$–	$–	$14,218	$–	$15,715	$246,313	$–
Subscriptions received in horse series	–	135,000	–	–	–	–	–	201,000
Distributions from horse series	–	–	–	(9,023)	–	(15,715)	(11,934)	(150)
Contributions by manager	–	–	–	33,786	–	–	–	–
Net income/(loss)	–	(52,782)	–	(38,980)	–	–	(138,206)	(76,777)
Balance at December 31, 2022	–	82,218	–	–	–	–	96,173	124,073
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,469)	–	–	–	–	(14,280)	(74,915)
Contributions by manager	–	22,500	–	–	–	–	–	–
Net income/(loss)	–	(58,922)	–	–	–	–	(81,840)	(49,158)
Balance at December 31, 2023	$–	$42,327	$–	$–	$–	$–	$53	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-115

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$48,373	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	24,527	–	40,192	–	–	16,469	–	36,000
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	24,527	–	40,192	–	–	16,469	48,373	36,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	24,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$24,527	$–	$40,192	$24,000	$–	$16,469	$48,373	$36,000

Subscriptions in Series
Balance at December 31, 2021	$84,600	$2,524,083	$295,200	$–	$224,720	$38,000	$726,000	$75,000
Subscriptions received in horse series	–	–	–	130,000	575,280	–	–	25,000
Distributions from horse series	(18,199)	(424,250)	(30,354)	–	(5,900)	–	–	(15,533)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	66,401	2,099,833	264,846	130,000	794,100	38,000	726,000	84,467
Subscriptions received in horse series	–	–	–	30,000	–	–	–	–
Distributions from horse series	–	(142,125)	–	(31,872)	(36,400)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$66,401	$1,957,708	$264,846	$128,128	$757,700	$38,000	$726,000	$84,467

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$(91,719)	$(2,761,780)	$(196,705)	$–	$(121,123)	$(54,481)	$(774,373)	$(51,989)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	791	(399,663)	(108,333)	(25,416)	(332,543)	13	–	(68,478)
Balance at December 31, 2022	(90,928)	(3,161,443)	(305,037)	(25,416)	(453,666)	(54,469)	(774,373)	(120,467)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	220,541	–	(51,375)	(185,396)	–	–	–
Balance at December 31, 2023	$(90,928)	$(2,940,902)	$(305,037)	$(76,791)	$(639,062)	$(54,469)	$(774,373)	$(120,467)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$(7,119)	$(237,698)	$98,495	$–	$103,597	$(16,481)	$–	$23,011
Subscriptions received in horse series	–	–	–	130,000	575,280	–	–	25,000
Distributions from horse series	(18,199)	(424,250)	(30,354)	–	(5,900)	–	–	(15,533)
Contributions by manager	24,527	–	40,192	–	–	16,469	–	36,000
Net income/(loss)	791	(399,663)	(108,333)	(25,416)	(332,543)	13	–	(68,478)
Balance at December 31, 2022	(0)	(1,061,611)	–	104,584	340,434	–	–	–
Subscriptions received in horse series	–	–	–	30,000	–	–	–	–
Distributions from horse series	–	(142,125)	–	(31,872)	(36,400)	–	–	–
Contributions by manager	–	–	–	24,000	–	–	–	–
Net income/(loss)	–	220,541	–	(51,375)	(185,396)	–	–	–
Balance at December 31, 2023	$(0)	$(983,195)	$–	$75,337	$118,638	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-116

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	22,500	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$–	$–	$22,500	$–	$–

Subscriptions in Series
Balance at December 31, 2021	$11,750	$223,973	$44,400	$405,616	$366,540	$–	$–	$–
Subscriptions received in horse series	–	270,727	–	109,484	–	112,000	1,170,000	–
Distributions from horse series	–	–	–	(44,173)	(82,609)	(1,889)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	11,750	494,700	44,400	470,927	283,931	110,111	1,170,000	–
Subscriptions received in horse series	–	–	–	–	–	–	–	230,000
Distributions from horse series	–	(2,244)	–	–	–	(540)	(202,050)	(61,700)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$11,750	$492,456	$44,400	$470,927	$283,931	$109,571	$967,950	$168,300

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$(11,750)	$(88,320)	$(44,400)	$(211,135)	$(222,979)	$–	$(76,199)	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(185,454)	–	(259,793)	(60,952)	(46,571)	(527,091)	–
Balance at December 31, 2022	(11,750)	(273,774)	(44,400)	(470,927)	(283,931)	(46,571)	(603,289)	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(135,061)	–	–	–	(51,471)	(281,282)	(26,479)
Balance at December 31, 2023	$(11,750)	$(408,835)	$(44,400)	$(470,927)	$(283,931)	$(98,043)	$(884,572)	$(26,479)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$135,653	$–	$194,481	$143,562	$–	$(76,199)	$–
Subscriptions received in horse series	–	270,727	–	109,484	–	112,000	1,170,000	–
Distributions from horse series	–	–	–	(44,173)	(82,609)	(1,889)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(185,454)	–	(259,793)	(60,952)	(46,571)	(527,091)	–
Balance at December 31, 2022	–	220,926	–	–	–	63,539	566,711	–
Subscriptions received in horse series	–	–	–	–	–	–	–	230,000
Distributions from horse series	–	(2,244)	–	–	–	(540)	(202,050)	(61,700)
Contributions by manager	–	–	–	–	–	22,500	–	–
Net income/(loss)	–	(135,061)	–	–	–	(51,471)	(281,282)	(26,479)
Balance at December 31, 2023	$–	$83,621	$–	$–	$–	$34,028	$83,378	$141,821

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-117

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Classic Cut	Series Classof- sixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$36,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	24,000
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	60,000
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$60,000

Subscriptions in Series
Balance at December 31, 2021	$510,000	$193,000	$538,611	$744,000	$62,492	$486,499	$106,872	$96,853
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(134,040)	(33,048)	(57,691)	(15,863)	(29,400)	–	(57,142)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	510,000	58,960	505,563	686,309	46,629	457,099	106,872	39,711
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,200)	(65,639)	(52,384)	–	–	(257)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$496,800	$(6,679)	$453,179	$686,309	$46,629	$456,841	$106,872	$39,711

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$(135,750)	$(130,144)	$(196,059)	$(417,359)	$(52,780)	$(185,291)	$(115,341)	$(73,165)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(140,050)	1,969	(120,455)	(268,950)	6,151	(115,092)	8,469	(26,546)
Balance at December 31, 2022	(275,800)	(128,175)	(316,514)	(686,309)	(46,629)	(300,382)	(106,872)	(99,711)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(125,144)	134,854	(136,665)	–	–	(156,459)	–	–
Balance at December 31, 2023	$(400,944)	$6,679	$(453,179)	$(686,309)	$(46,629)	$(456,841)	$(106,872)	$(99,711)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$374,250	$62,856	$342,552	$326,641	$9,712	$301,208	$(8,469)	$59,688
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(134,040)	(33,048)	(57,691)	(15,863)	(29,400)	–	(57,142)
Contributions by manager	–	–	–	–	–	–	–	24,000
Net income/(loss)	(140,050)	1,969	(120,455)	(268,950)	6,151	(115,092)	8,469	(26,546)
Balance at December 31, 2022	234,200	(69,215)	189,049	–	–	156,716	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,200)	(65,639)	(52,384)	–	–	(257)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(125,144)	134,854	(136,665)	–	–	(156,459)	–	–
Balance at December 31, 2023	$95,856	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-118

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	48,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	48,000	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$48,000	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2021	$–	$26,026	$176,000	$128,000	$203,211	$224,286	$–	$–
Subscriptions received in horse series	101,250	–	–	–	1,809	123,714	250,000	243,639
Distributions from horse series	–	–	–	(17,160)	(7,222)	(58,140)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	101,250	26,026	176,000	110,840	197,798	289,860	250,000	243,639
Subscriptions received in horse series	–	–	–	–	–	–	–	350,361
Distributions from horse series	(17,133)	–	–	(26,535)	(8,818)	(17,820)	(85,062)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$84,118	$26,026	$176,000	$84,305	$188,980	$272,040	$164,938	$594,000

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$(8,889)	$(26,026)	$(134,015)	$(37,886)	$(74,103)	$(110,104)	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(43,794)	–	(32,759)	(57,828)	(58,149)	(69,163)	(77,962)	(102,745)
Balance at December 31, 2022	(52,683)	(26,026)	(166,774)	(95,714)	(132,253)	(179,267)	(77,962)	(102,745)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(31,434)	–	(9,226)	(36,592)	(56,728)	(78,356)	(86,976)	(229,025)
Balance at December 31, 2023	$(84,118)	$(26,026)	$(176,000)	$(132,305)	$(188,980)	$(257,623)	$(164,938)	$(331,770)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$(8,889)	$–	$41,985	$90,114	$129,108	$114,182	$–	$–
Subscriptions received in horse series	101,250	–	–	–	1,809	123,714	250,000	243,639
Distributions from horse series	–	–	–	(17,160)	(7,222)	(58,140)	–	–
Contributions by manager	–	–	–	48,000	–	–	–	–
Net income/(loss)	(43,794)	–	(32,759)	(57,828)	(58,149)	(69,163)	(77,962)	(102,745)
Balance at December 31, 2022	48,567	–	9,226	63,126	65,546	110,593	172,038	140,894
Subscriptions received in horse series	–	–	–	–	–	–	–	350,361
Distributions from horse series	(17,133)	–	–	(26,535)	(8,818)	(17,820)	(85,062)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(31,434)	–	(9,226)	(36,592)	(56,728)	(78,356)	(86,976)	(229,025)
Balance at December 31, 2023	$–	$–	$(0)	$–	$–	$14,417	$–	$262,230

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-119

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$46,800	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	25,200	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	72,000	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	15,000	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$87,000	$–	$–	$–	$–	$–	$–

Subscriptions in Series							$26,978
Balance at December 31, 2021	$–	$7,076	$138,580	$–	$–	$–	$163,344	$484,800
Subscriptions received in horse series	495,424	–	–	242,400	–	100,000	–	–
Distributions from horse series	–	(45,502)	(1,443)	(2,100)	–	(20,447)	(18,942)	(15,100)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	495,424	(38,426)	137,137	240,300	–	79,553	144,402	469,700
Subscriptions received in horse series	144,576	–	–	–	–	–	–	–
Distributions from horse series	–	(27,060)	(7,146)	(63,457)	–	–	(17,726)	(78,700)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$640,000	$(65,486)	$129,991	$176,843	$–	$79,553	$126,676	$391,000

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$–	$(5,274)	$(99,168)	$–	$–	$–	$(106,064)	$(314,834)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(166,275)	(21,967)	(63,030)	(102,629)	(41,095)	(32,033)	(54,546)	(92,020)
Balance at December 31, 2022	(166,275)	(27,241)	(162,199)	(102,629)	(41,095)	(32,033)	(160,610)	(406,854)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(208,280)	(24,726)	32,208	(74,214)	(61,531)	(55,551)	33,933	19,738
Balance at December 31, 2023	$(374,554)	$(51,967)	$(129,991)	$(176,843)	$(102,626)	$(87,584)	$(126,676)	$(387,116)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$48,602	$39,412	$–	$–	$–	$57,280	$169,966
Subscriptions received in horse series	495,424	–	–	242,400	–	100,000	–	–
Distributions from horse series	–	(45,502)	(1,443)	(2,100)	–	(20,447)	(18,942)	(15,100)
Contributions by manager	–	25,200	–	–	–	–	–	–
Net income/(loss)	(166,275)	(21,967)	(63,030)	(102,629)	(41,095)	(32,033)	(54,546)	(92,020)
Balance at December 31, 2022	329,149	6,333	(25,062)	137,671	(41,095)	47,521	(16,208)	62,846
Subscriptions received in horse series	144,576	–	–	–	–	–	–	–
Distributions from horse series	–	(27,060)	(7,146)	(63,457)	–	–	(17,726)	(78,700)
Contributions by manager	–	15,000	–	–	–	–	–	–
Net income/(loss)	(208,280)	(24,726)	32,208	(74,214)	(61,531)	(55,551)	33,933	19,738
Balance at December 31, 2023	$265,446	$(30,453)	$–	$–	$(102,626)	$(8,030)	$–	$3,884

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-120

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	12,000	–	–	–	–	7,500	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$12,000	$–	$–	$–	$–	$7,500	$–	$–

Subscriptions in Series
Balance at December 31, 2021	$–	$352,242	$70,877	$335,250	$–	$–	$–	$–
Subscriptions received in horse series	155,000	–	–	–	90,871	150,000	–	–
Distributions from horse series	–	(589,124)	–	(67,163)	(143)	(5,035)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	155,000	(236,882)	70,877	268,087	90,729	144,965	–	–
Subscriptions received in horse series	–	–	–	–	(121)	–	390,500	571,200
Distributions from horse series	(47,856)	–	–	–	(18,981)	(123,845)	(7,700)	–
Contributions by manager	–	–	–	–		–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$107,144	$(236,882)	$70,877	$268,087	$71,626	$21,121	$382,800	$571,200

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$–	$(126,992)	$(70,877)	$(124,224)	$(7,541)	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(80,096)	363,874	–	(143,862)	(41,076)	(48,054)	(26,748)	(44,864)
Balance at December 31, 2022	(80,096)	236,882	(70,877)	(268,087)	(48,617)	(48,054)	(26,748)	(44,864)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(39,047)	–	–	–	(23,009)	19,433	(175,406)	(296,202)
Balance at December 31, 2023	$(119,144)	$236,882	$(70,877)	$(268,087)	$(71,626)	$(28,621)	$(202,154)	$(341,066)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$225,250	$–	$211,026	$(7,541)	$–	$–	$–
Subscriptions received in horse series	155,000	–	–	–	90,871	150,000	–	–
Distributions from horse series	–	(589,124)	–	(67,163)	(143)	(5,035)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(80,096)	363,874	–	(143,862)	(41,076)	(48,054)	(26,748)	(44,864)
Balance at December 31, 2022	74,904	–	–	–	42,112	96,911	(26,748)	(44,864)
Subscriptions received in horse series	–	–	–	–	(121)	–	390,500	571,200
Distributions from horse series	(47,856)	–	–	–	(18,981)	(123,845)	(7,700)	–
Contributions by manager	12,000	–	–	–	–	7,500	–	–
Net income/(loss)	(39,047)	–	–	–	(23,009)	19,433	(175,406)	(296,202)
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$180,646	$230,134

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-121

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$10,973
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	10,973
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$10,973

Subscriptions in Series
Balance at December 31, 2021	$–	$247,374	$–	$–	$204,347	$510,000	$20,025	$26,000
Subscriptions received in horse series	580,000	3,474	–	309,008	–	–	–	–
Distributions from horse series	–	(51,328)	–	(1,675)	(130,968)	(83,912)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	580,000	199,520	–	307,333	73,379	426,088	20,025	26,000
Subscriptions received in horse series	–	–	–	992	–	–	–	–
Distributions from horse series	–	–	–	(103,475)	(28,611)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$580,000	$199,520	$–	$204,850	$44,768	$426,088	$20,025	$26,000

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$–	$(91,626)	$–	$–	$(132,325)	$(413,561)	$(20,025)	$(36,973)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(211,802)	(107,894)	(26,161)	(115,681)	(2,320)	(12,527)	–	–
Balance at December 31, 2022	(211,802)	(199,520)	(26,161)	(115,681)	(134,644)	(426,088)	(20,025)	(36,973)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(160,366)	–	(71,908)	(82,419)	(30,134)	–	–	–
Balance at December 31, 2023	$(372,167)	$(199,520)	$(98,070)	$(198,100)	$(164,778)	$(426,088)	$(20,025)	$(36,973)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$155,749	$–	$–	$72,022	$96,439	$–	$–
Subscriptions received in horse series	580,000	3,474	–	309,008	–	–	–	–
Distributions from horse series	–	(51,328)	–	(1,675)	(130,968)	(83,912)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(211,802)	(107,894)	(26,161)	(115,681)	(2,320)	(12,527)	–	–
Balance at December 31, 2022	368,198	–	(26,161)	191,652	(61,265)	–	–	–
Subscriptions received in horse series	–	–	–	992	–	–	–	–
Distributions from horse series	–	–	–	(103,475)	(28,611)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(160,366)	–	(71,908)	(82,419)	(30,134)	–	–	–
Balance at December 31, 2023	$207,833	$–	$(98,070)	$6,750	$(120,010)	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-122

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$6,446	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	6,446	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$6,446	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2021	$526,222	$143,500	$143,750	$–	$357,000	$9,294	$–	$3,824
Subscriptions received in horse series	–	–	–	495,000	–	–	50,000	–
Distributions from horse series	–	(16,269)	–	(353,924)	(29,228)	–	(42,925)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	526,222	127,231	143,750	141,076	327,772	9,294	7,075	3,824
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(37,980)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$488,242	$127,231	$143,750	$141,076	$327,772	$9,294	$7,075	$3,824

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$(398,138)	$(92,280)	$(150,196)	$–	$(220,102)	$(9,294)	$–	$(3,824)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(83,772)	(34,951)	–	(141,076)	(107,670)	–	(7,075)	–
Balance at December 31, 2022	(481,910)	(127,231)	(150,196)	(141,076)	(327,772)	(9,294)	(7,075)	(3,824)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	43,024	–	–	–	–	–	–	–
Balance at December 31, 2023	$(438,887)	$(127,231)	$(150,196)	$(141,076)	$(327,772)	$(9,294)	$(7,075)	$(3,824)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$128,084	$51,220	$–	$–	$136,898	$–	$–	$–
Subscriptions received in horse series	–	–	–	495,000	–	–	50,000	–
Distributions from horse series	–	(16,269)	–	(353,924)	(29,228)	–	(42,925)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(83,772)	(34,951)	–	(141,076)	(107,670)	–	(7,075)	–
Balance at December 31, 2022	44,311	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(37,980)	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	43,024	–	–	–	–	–	–	–
Balance at December 31, 2023	$49,355	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-123

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	48,000	–	734	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	48,000	–	734	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	45,000	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$–	$93,000	$–	$734	$–

Subscriptions in Series
Balance at December 31, 2021	$223,860	$213,831	$996	$179,649	$170,000	$121,360	$31,250	$265,626
Subscriptions received in horse series	–	–	331,004	–	–	–	–	58,428
Distributions from horse series	(14,465)	(81,578)	(56,480)	–	(107,142)	(37,483)	–	(19,740)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	209,395	132,253	275,520	179,649	62,858	83,877	31,250	304,314
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(59,420)	–	(85,374)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$209,395	$132,253	$216,100	$179,649	$(22,517)	$83,877	$31,250	$304,314

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$(143,431)	$(136,366)	$(52,329)	$(209,707)	$(77,589)	$(87,035)	$(31,991)	$(106,098)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(72,829)	4,112	(104,520)	30,059	16,339	3,158	7	(93,932)
Balance at December 31, 2022	(216,261)	(132,253)	(156,849)	(179,649)	(61,250)	(83,877)	(31,984)	(200,030)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(59,690)	–	(32,282)	–	(9,233)	–	–	(92,192)
Balance at December 31, 2023	$(275,951)	$(132,253)	$(189,131)	$(179,649)	$(70,484)	$(83,877)	$(31,984)	$(292,222)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$80,429	$77,466	$(51,333)	$(30,059)	$92,411	$34,325	$(741)	$159,528
Subscriptions received in horse series	–	–	331,004	–	–	–	–	58,428
Distributions from horse series	(14,465)	(81,578)	(56,480)	–	(107,142)	(37,483)	–	(19,740)
Contributions by manager	–	–	–	–	48,000	–	734	–
Net income/(loss)	(72,829)	4,112	(104,520)	30,059	16,339	3,158	7	(93,932)
Balance at December 31, 2022	(6,865)	–	118,671	–	49,608	–	–	104,284
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(59,420)	–	(85,374)	–	–	–
Contributions by manager	–	–	–	–	45,000	–	–	–
Net income/(loss)	(59,690)	–	(32,282)	–	(9,233)	–	–	(92,192)
Balance at December 31, 2023	$(66,556)	$–	$26,969	$–	$–	$–	$–	$12,092

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-124

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2021	$355,378	$–	$223,434	$–	$21,628	$26,129	$209,747	$–
Subscriptions received in horse series	–	304,500	–	215,000	–	–	64,664	330,000
Distributions from horse series	–	–	–	(75)	–	–	(3,120)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	355,378	304,500	223,434	214,925	21,628	26,129	271,291	330,000
Subscriptions received in horse series	–	–	–	–	–	–	(411)	–
Distributions from horse series	–	–	–	(19,100)	–	–	(29,994)	(20,840)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$355,378	$304,500	$223,434	$195,825	$21,628	$26,129	$240,886	$309,160

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$(355,378)	$–	$(223,434)	$–	$(21,628)	$(26,129)	$(86,137)	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(120,177)	–	(84,342)	–	–	(90,858)	(119,121)
Balance at December 31, 2022	(355,378)	(120,177)	(223,434)	(84,342)	(21,628)	(26,129)	(176,995)	(119,121)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(83,438)	–	(38,733)	–	–	(63,890)	(71,659)
Balance at December 31, 2023	$(355,378)	$(203,616)	$(223,434)	$(123,074)	$(21,628)	$(26,129)	$(240,886)	$(190,780)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$123,610	$–
Subscriptions received in horse series	–	304,500	–	215,000	–	–	64,664	330,000
Distributions from horse series	–	–	–	(75)	–	–	(3,120)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(120,177)	–	(84,342)	–	–	(90,858)	(119,121)
Balance at December 31, 2022	–	184,323	–	130,583	–	–	94,296	210,879
Subscriptions received in horse series	–	–	–	–	–	–	(411)	–
Distributions from horse series	–	–	–	(19,100)	–	–	(29,994)	(20,840)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	(83,438)	–	(38,733)	–	–	(63,890)	(71,659)
Balance at December 31, 2023	$–	$100,884	$–	$72,751	$–	$–	$–	$118,380

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-125

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	36,000	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	36,000	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	16,634	15,000	–	–	–	–	45,000	55,909
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$16,634	$51,000	$–	$–	$–	$–	$45,000	$55,909

Subscriptions in Series
Balance at December 31, 2021	$304,000	$–	$21,100	$20,000	$23,850	$33,000	$–	$454,720
Subscriptions received in horse series	–	140,000	–	–	–	–	140,000	–
Distributions from horse series	–	(36,037)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	304,000	103,963	21,100	20,000	23,850	33,000	140,000	454,720
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,350)	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$304,000	$84,613	$21,100	$20,000	$23,850	$33,000	$140,000	$454,720

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$(203,482)	$(34,830)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$–	$(307,045)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(104,257)	(46,795)	–	–	–	–	(81,781)	(164,640)
Balance at December 31, 2022	(307,739)	(81,625)	(21,100)	(20,000)	(23,850)	(33,000)	(81,781)	(471,685)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(12,894)	(86,283)	–	–	–	–	(72,894)	(38,944)
Balance at December 31, 2023	$(320,634)	$(167,907)	$(21,100)	$(20,000)	$(23,850)	$(33,000)	$(154,675)	$(510,629)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$100,518	$(34,830)	$–	$–	$–	$–	$–	$147,675
Subscriptions received in horse series	–	140,000	–	–	–	–	140,000	–
Distributions from horse series	–	(36,037)	–	–	–	–	–	–
Contributions by manager	–	36,000	–	–	–	–	–	–
Net income/(loss)	(104,257)	(46,795)	–	–	–	–	(81,781)	(164,640)
Balance at December 31, 2022	(3,739)	58,338	–	–	–	–	58,219	(16,965)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,350)	–	–	–	–	–	–
Contributions by manager	16,634	15,000	–	–	–	–	45,000	55,909
Net income/(loss)	(12,894)	(86,283)	–	–	–	–	(72,894)	(38,944)
Balance at December 31, 2023	$0	$(32,294)	$–	$–	$–	$–	$30,325	$0

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-126

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$1,741	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	30,389	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	1,741	30,389	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$–	$–	$1,741	$30,389	$–

Subscriptions in Series
Balance at December 31, 2021	$–	$–	$–	$–	$–	$248,880	$95,535	$327,940
Subscriptions received in horse series	152,324	187,200	54,000	–	528,409	–	–	–
Distributions from horse series	–	(8,136)	–	–	–	–	–	(108,055)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	152,324	179,064	54,000	–	528,409	248,880	95,535	219,885
Subscriptions received in horse series	186,676	–	66,000	–	136,591	–	–	–
Distributions from horse series	–	(20,602)	–	–	(10,600)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$339,000	$158,462	$120,000	$–	$654,400	$248,880	$95,535	$219,885

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$–	$(38,467)	$–	$(21,801)	$–	$(250,621)	$(125,934)	$(112,436)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(74,563)	(87,775)	(18,704)	–	(193,010)	–	10	(107,449)
Balance at December 31, 2022	(74,563)	(126,243)	(18,704)	(21,801)	(193,010)	(250,621)	(125,924)	(219,885)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,107)	(32,220)	(69,778)	–	(225,482)	–	–	–
Balance at December 31, 2023	$(206,670)	$(158,462)	$(88,482)	$(21,801)	$(418,492)	$(250,621)	$(125,924)	$(219,885)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$(38,467)	$–	$(21,801)	$–	$–	$(30,399)	$215,504
Subscriptions received in horse series	152,324	187,200	54,000	–	528,409	–	–	–
Distributions from horse series	–	(8,136)	–	–	–	–	–	(108,055)
Contributions by manager	–	–	–	–	–	–	30,389	–
Net income/(loss)	(74,563)	(87,775)	(18,704)	–	(193,010)	–	10	(107,449)
Balance at December 31, 2022	77,761	52,821	35,296	(21,801)	335,399	–	–	–
Subscriptions received in horse series	186,676	–	66,000	–	136,591	–	–	–
Distributions from horse series	–	(20,602)	–	–	(10,600)	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(132,107)	(32,220)	(69,778)	–	(225,482)	–	–	–
Balance at December 31, 2023	$132,330	$–	$31,518	$(21,801)	$235,908	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-127

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silver- pocketsfull 19
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$22,953	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	22,953	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$22,953	$–

Subscriptions in Series
Balance at December 31, 2021	$437,148	$707,280	$273,000	$–	$23,290	$19,776	$20,000	$453,900
Subscriptions received in horse series	52	342,720	–	563,072	–	–	–	–
Distributions from horse series	(79,300)	(51,200)	(39,090)	–	–	–	–	(35,554)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	357,900	998,800	233,910	563,072	23,290	19,776	20,000	418,346
Subscriptions received in horse series	–	–	–	76,928	–	–	–	–
Distributions from horse series	(63,500)	–	(63,155)	–	–	–	–	(31,684)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$294,400	$998,800	$170,755	$640,000	$23,290	$19,776	$20,000	$386,662

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$(111,101)	$(230,665)	$(97,676)	$–	$(23,290)	$(19,776)	$(42,953)	$(177,507)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(107,655)	(321,350)	(50,718)	(179,690)	–	–	–	(113,626)
Balance at December 31, 2022	(218,755)	(552,015)	(148,393)	(179,690)	(23,290)	(19,776)	(42,953)	(291,132)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(30,260)	(292,422)	(22,362)	(201,557)	–	–	–	(95,530)
Balance at December 31, 2023	$(249,015)	$(844,438)	$(170,755)	$(381,247)	$(23,290)	$(19,776)	$(42,953)	$(386,662)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$326,048	$476,615	$175,324	$–	$–	$–	$–	$276,393
Subscriptions received in horse series	52	342,720	–	563,072	–	–	–	–
Distributions from horse series	(79,300)	(51,200)	(39,090)	–	–	–	–	(35,554)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(107,655)	(321,350)	(50,718)	(179,690)	–	–	–	(113,626)
Balance at December 31, 2022	139,145	446,785	85,517	383,382	–	–	–	127,214
Subscriptions received in horse series	–	–	–	76,928	–	–	–	–
Distributions from horse series	(63,500)	–	(63,155)	–	–	–	–	(31,684)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(30,260)	(292,422)	(22,362)	(201,557)	–	–	–	(95,530)
Balance at December 31, 2023	$45,385	$154,362	$–	$258,753	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-128

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$25,979	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	25,979	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$25,979	$–

Subscriptions in Series
Balance at December 31, 2021	$–	$28,570	$–	$34,881	$44,555	$–	$40,500	$287,099
Subscriptions received in horse series	635,000	–	289,481	–	–	252,000	–	–
Distributions from horse series	–	–	–	–	–	(9,930)	–	(22,020)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	635,000	28,570	289,481	34,881	44,555	242,070	40,500	265,079
Subscriptions received in horse series	–	–	59,869	–	–	–	–	–
Distributions from horse series	(62,400)	–	–	–	–	(18,570)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$572,600	$28,570	$349,350	$34,881	$44,555	$223,500	$40,500	$265,079

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$–	$(28,570)	$–	$(34,881)	$(44,555)	$–	$(66,479)	$(199,028)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(217,769)	–	(95,240)	–	–	(93,935)	–	(66,051)
Balance at December 31, 2022	(217,769)	(28,570)	(95,240)	(34,881)	(44,555)	(93,935)	(66,479)	(265,079)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(103,015)	–	(104,654)	–	–	(56,800)	–	–
Balance at December 31, 2023	$(320,783)	$(28,570)	$(199,894)	$(34,881)	$(44,555)	$(150,735)	$(66,479)	$(265,079)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$88,071
Subscriptions received in horse series	635,000	–	289,481	–	–	252,000	–	–
Distributions from horse series	–	–	–	–	–	(9,930)	–	(22,020)
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(217,769)	–	(95,240)	–	–	(93,935)	–	(66,051)
Balance at December 31, 2022	417,231	–	194,241	–	–	148,135	–	–
Subscriptions received in horse series	–	–	59,869	–	–	–	–	–
Distributions from horse series	(62,400)	–	–	–	–	(18,570)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(103,015)	–	(104,654)	–	–	(56,800)	–	–
Balance at December 31, 2023	$251,817	$–	$149,456	$–	$–	$72,765	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-129

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsand- drinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	12,000	48,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	12,000	48,000	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	27,000	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$12,000	$75,000	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2021	$(3,317)	$373,619	$–	$123,680	$14,000	$11,983	$218,350	$16,483
Subscriptions received in horse series	–	–	100,000	–	–	–	–	–
Distributions from horse series	–	–	(1,394)	(324,392)	–	–	(5,355)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	(3,317)	373,619	98,606	(200,712)	14,000	11,983	212,995	16,483
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(624)	–	–	(2,250)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$(3,317)	$373,619	$98,606	$(201,336)	$14,000	$11,983	$210,745	$16,483

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$3,317	$(373,619)	$–	$(56,172)	$(14,000)	$(11,983)	$(139,761)	$(16,483)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	(110,606)	242,424	–	–	(79,183)	–
Balance at December 31, 2022	3,317	(373,619)	(110,606)	186,252	(14,000)	(11,983)	(218,945)	(16,483)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(66,626)	–	–	8,199	–
Balance at December 31, 2023	$3,317	$(373,619)	$(110,606)	$119,626	$(14,000)	$(11,983)	$(210,745)	$(16,483)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$–	$–	$67,508	$–	$–	$78,588	$–
Subscriptions received in horse series	–	–	100,000	–	–	–	–	–
Distributions from horse series	–	–	(1,394)	(324,392)	–	–	(5,355)	–
Contributions by manager	–	–	12,000	48,000	–	–	–	–
Net income/(loss)	–	–	(110,606)	242,424	–	–	(79,183)	–
Balance at December 31, 2022	–	–	–	33,540	–	–	(5,950)	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(624)	–	–	(2,250)	–
Contributions by manager	–	–	–	27,000	–	–	–	–
Net income/(loss)	–	–	–	(66,626)	–	–	8,199	–
Balance at December 31, 2023	$–	$–	$–	$(6,710)	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-130

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	21,600	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	21,600	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	27,000	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$21,600	$–	$–	$–	$–	$27,000	$–	$–

Subscriptions in Series
Balance at December 31, 2021	$126,000	$154,826	$1,312,374	$–	$229,000	$–	$29,679	$318,866
Subscriptions received in horse series	–	97,554	–	–	–	93,000	–	3,534
Distributions from horse series	–	(146,020)	(316,490)	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	126,000	106,360	995,885	–	229,000	93,000	29,679	322,400
Subscriptions received in horse series	–	–	–	1,030,200	–	–	–	–
Distributions from horse series	–	–	(0)	–	–	(8,046)	(13,514)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$126,000	$106,360	$995,885	$1,030,200	$229,000	$84,954	$16,165	$322,400

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$(66,092)	$(58,729)	$(1,435,290)	$–	$(153,465)	$–	$(643)	$(77,038)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(81,508)	32,853	439,406	(80,842)	(74,155)	(49,781)	(15,125)	(89,010)
Balance at December 31, 2022	(147,600)	(25,876)	(995,885)	(80,842)	(227,620)	(49,781)	(15,768)	(166,048)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	20,920	–	(524,236)	(1,380)	(62,174)	(397)	(125,453)
Balance at December 31, 2023	$(147,600)	$(4,956)	$(995,885)	$(605,078)	$(229,000)	$(111,954)	$(16,165)	$(291,502)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$59,908	$96,097	$(122,916)	$–	$75,535	$–	$29,036	$241,828
Subscriptions received in horse series	–	97,554	–	–	–	93,000	–	3,534
Distributions from horse series	–	(146,020)	(316,490)	–	–	–	–	–
Contributions by manager	21,600	–	–	–	–	–	–	–
Net income/(loss)	(81,508)	32,853	439,406	(80,842)	(74,155)	(49,781)	(15,125)	(89,010)
Balance at December 31, 2022	–	80,484	–	(80,842)	1,380	43,219	13,911	156,352
Subscriptions received in horse series	–	–	–	1,030,200	–	–	–	–
Distributions from horse series	–	–	–	–	–	(8,046)	(13,514)	–
Contributions by manager	–	–	–	–	–	27,000	–	–
Net income/(loss)	–	20,920	–	(524,236)	(1,380)	(62,174)	(397)	(125,453)
Balance at December 31, 2023	$–	$101,404	$–	$425,122	$0	$–	$(0)	$30,898

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-131

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknbout- practice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$7,724	$–	$–	$–	$–	$–	$33,825
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	7,724	–	–	–	–	–	33,825
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$7,724	$–	$–	$–	$–	$–	$33,825

Subscriptions in Series
Balance at December 31, 2021	$–	$135,000	$40,069	$21,569	$93,843	$348,761	$102,054	$550,381
Subscriptions received in horse series	52,500	–	–	–	–	179	189,946	–
Distributions from horse series	–	–	–	–	(129,330)	(10,060)	(10,300)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	52,500	135,000	40,069	21,569	(35,487)	338,880	281,700	550,381
Subscriptions received in horse series	97,500	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(18,480)	(38,710)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$150,000	$135,000	$40,069	$21,569	$(35,487)	$320,400	$242,990	$550,381

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$–	$(142,724)	$(40,069)	$(21,569)	$49,275	$(122,529)	$(55,845)	$(584,206)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(21,774)	–	–	–	(13,788)	(88,295)	(117,856)	–
Balance at December 31, 2022	(21,774)	(142,724)	(40,069)	(21,569)	35,487	(210,824)	(173,701)	(584,206)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(74,377)	–	–	–	–	(70,353)	(69,290)	–
Balance at December 31, 2023	$(96,151)	$(142,724)	$(40,069)	$(21,569)	$35,487	$(281,177)	$(242,990)	$(584,206)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$–	$–	$–	$143,118	$226,232	$46,209	$–
Subscriptions received in horse series	52,500	–	–	–	–	179	189,946	–
Distributions from horse series	–	–	–	–	(129,330)	(10,060)	(10,300)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(21,774)	–	–	–	(13,788)	(88,295)	(117,856)	–
Balance at December 31, 2022	30,726	–	–	–	–	128,056	107,999	–
Subscriptions received in horse series	97,500	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(18,480)	(38,710)	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(74,377)	–	–	–	–	(70,353)	(69,290)	–
Balance at December 31, 2023	$53,849	$–	$–	$–	$–	$39,223	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-132

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series Who Runs the World	Series Who'sbeen- inmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$48,000	$–	$–	$11,843
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	36,000	–	36,000	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	36,000	–	84,000	–	–	11,843
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	15,000	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$36,000	$–	$99,000	$–	$–	$11,843

Subscriptions in Series
Balance at December 31, 2021	$162,032	$374,340	$112,000	$370,000	$(99,881)	$285,750	$25,194	$–
Subscriptions received in horse series	368,368	–	28,000	–	–	164,250	–	–
Distributions from horse series	–	(18,819)	(29,611)	(108,209)	(17,462)	(1,560)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	530,400	355,521	110,389	261,791	(117,343)	448,440	25,194	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(52,165)	(45,441)	–	–	(80,500)	(66,236)	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$478,235	$310,080	$110,389	$261,791	$(197,843)	$382,204	$25,194	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$(84,333)	$(146,778)	$(50,962)	$(135,430)	$136,553	$(134,948)	$(25,194)	$(11,843)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(203,690)	(107,311)	(95,426)	(126,360)	(77,418)	(157,294)	–	–
Balance at December 31, 2022	(288,023)	(254,089)	(146,389)	(261,791)	59,135	(292,242)	(25,194)	(11,843)
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(190,212)	(78,839)	–	–	39,708	(89,962)	–	–
Balance at December 31, 2023	$(478,235)	$(332,929)	$(146,389)	$(261,791)	$98,843	$(382,204)	$(25,194)	$(11,843)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$77,699	$227,562	$61,038	$234,570	$84,672	$150,802	$–	$–
Subscriptions received in horse series	368,368	–	28,000	–	–	164,250	–	–
Distributions from horse series	–	(18,819)	(29,611)	(108,209)	(17,462)	(1,560)	–	–
Contributions by manager	–	–	36,000	–	36,000	–	–	–
Net income/(loss)	(203,690)	(107,311)	(95,426)	(126,360)	(77,418)	(157,294)	–	–
Balance at December 31, 2022	242,377	101,432	–	–	25,792	156,198	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(52,165)	(45,441)	–	–	(80,500)	(66,236)	–	–
Contributions by manager	–	–	–	–	15,000	–	–	–
Net income/(loss)	(190,212)	(78,839)	–	–	39,708	(89,962)	–	–
Balance at December 31, 2023	$–	$(22,849)	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-133

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Classic Colt Package	Series Edge Crown It 21	Series Edge High Speed Goldie 21	Series Edge More Than Magic 21	Series MRH Adaay in Asia	Series MRH Alliford Bay 21	Series MRH Blues Corner 21	Series MRH Bullish Sentiment 21
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	–
Subscriptions received in horse series	569,520	217,500	130,000	180,000	270,354	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$569,520	$217,500	$130,000	$180,000	$270,354	$–	$–	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	–	–	–
Balance at December 31, 2023	$(192,738)	$(88,229)	$(64,508)	$(75,373)	$(150,543)	$–	$–	$–

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	–
Subscriptions received in horse series	569,520	217,500	130,000	180,000	270,354	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	(192,738)	(88,229)	(64,508)	(75,373)	(150,543)	–	–	–
Balance at December 31, 2023	$376,782	$129,271	$65,492	$104,627	$119,811	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-134

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	Series MRH Giant Mover 21	Series MRH Lovesick 21	Series MRH Tamboz 21	MRH Blue Devil	MRH Brandy 22	MRH Catalyst	MRH Here's the Kicker	MRH Incredi- Bundle
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$–	$–	$–	$–	$–

Subscriptions in Series
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	765,000	669,500	519,285	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$–	$765,000	$669,500	$519,285	$–

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(7,923)	(259,602)	(273,504)	(228,325)	(19,937)
Balance at December 31, 2023	$–	$–	$–	$(7,923)	$(259,602)	$(273,504)	$(228,325)	$(19,937)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$–	$–	$–	$–	$–	$–	$–
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	–	–	–
Subscriptions received in horse series	–	–	–	–	765,000	669,500	519,285	–
Distributions from horse series	–	–	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–	–	–
Net income/(loss)	–	–	–	(7,923)	(259,602)	(273,504)	(228,325)	(19,937)
Balance at December 31, 2023	$–	$–	$–	$(7,923)	$505,398	$395,996	$290,960	$(19,937)

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-135

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)

For the years ended December 31, 2023 and 2022 (Continued)

	MRH Isle Blue	MRH New York Bundle	MRH Real Savvy	MRH Sweet as Sin	MRH Sweet Voyage	12.31.2023 Consolidated Total
Membership in My Racehorse CA LLC
Balance at December 31, 2021	$–	$–	$–	$–	$–	$324,928
Subscriptions received in horse series	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	516,896
Net income/(loss)	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	841,824
Subscriptions received in horse series	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	350,042
Net income/(loss)	–	–	–	–	–	–
Balance at December 31, 2023	$–	$–	$–	$–	$–	$1,191,867

Subscriptions in Series
Balance at December 31, 2021	$–	$–	$–	$–	$–	$24,572,223
Subscriptions received in horse series	–	–	–	–	–	11,805,265
Distributions from horse series	–	–	–	–	–	(4,373,070)
Contributions by manager	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–
Balance at December 31, 2022	–	–	–	–	–	32,004,417
Subscriptions received in horse series	313,146	–	555,000	113,630	348,750	8,022,546
Distributions from horse series	–	–	–	–	–	(2,249,533)
Contributions by manager	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	–
Balance at December 31, 2023	$313,146	$–	$555,000	$113,630	$348,750	$37,777,430

Retained Earnings/(Accumulated Deficit)
Balance at December 31, 2021	$–	$–	$–	$–	$–	$(17,096,486)
Subscriptions received in horse series	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–
Net income/(loss)	–	–	–	–	–	(8,494,334)
Balance at December 31, 2022	–	–	–	–	–	(25,590,820)
Subscriptions received in horse series	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–
Contributions by manager	–	–	–	–	–	–
Net income/(loss)	(113,211)	(14,970)	(186,922)	(49,986)	(145,189)	(7,850,400)
Balance at December 31, 2023	$(113,211)	$(14,970)	$(186,922)	$(49,986)	$(145,189)	$(33,441,221)

Total Members' Equity/(Deficit)
Balance at December 31, 2021	$–	$–	$–	$–	$–	$7,800,663
Subscriptions received in horse series	–	–	–	–	–	11,805,265
Distributions from horse series	–	–	–	–	–	(4,373,070)
Contributions by manager	–	–	–	–	–	516,896
Net income/(loss)	–	–	–	–	–	(8,494,334)
Balance at December 31, 2022	–	–	–	–	–	7,255,420
Subscriptions received in horse series	313,146	–	555,000	113,630	348,750	8,022,546
Distributions from horse series	–	–	–	–	–	(2,249,533)
Contributions by manager	–	–	–	–	–	350,042
Net income/(loss)	(113,211)	(14,970)	(186,922)	(49,986)	(145,189)	(7,850,401)
Balance at December 31, 2023	$199,935	$(14,970)	$368,078	$63,644	$203,561	$5,528,074

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-136

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(40,660)	$–	$–	$–	$–	$(40,014)	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	11,055	–	–	–	–	23,452	–
Loss/(gain) on disposal of horse ownership	–	16,027	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	3,000	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(10,577)	–	–	–	–	(16,562)	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	13,531	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	13,531	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(47,872)	–	–	–	–	–	–
Capital contributions	–	46,205	–	–	–	–	38,228	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(1,287)	–	–	–	–	(21,666)	–
Net Cash Provided by/(Used in) Financing Activities	–	(2,954)	–	–	–	–	16,562	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-137

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$440,939	$–	$(98,033)	$(91,495)	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	28,000	95,685	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	44,158	(37,503)	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	1,500	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	440,939	–	(24,375)	(33,312)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	(25,175)	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	62,678	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	37,503	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(144,625)	–	(17,584)	–	–	–	–
Capital contributions	–	–	–	40,280	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	(440,794)	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	144,480	–	1,679	(4,191)	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	(440,939)	–	24,375	(4,191)	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-138

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(74,836)	$–	$–	$–	$(40,737)	$(111,256)	$(136,053)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	59,644	–	–	–	23,333	65,492	36,117
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	67,991
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	750	–	651
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(15,192)	–	–	–	(16,654)	(45,763)	(31,294)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	30,400
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	30,400

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(14,655)	–	(50,768)
Capital contributions	–	–	–	–	–	39,818	27,877	45,000
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	15,192	–	–	–	(8,509)	17,886	6,662
Net Cash Provided by/(Used in) Financing Activities	–	15,192	–	–	–	16,654	45,763	894

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-139

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Classic Cut	Series Classof- sixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
Cash Flows From Operating Activities
Net Income/(Loss)	$(67,483)	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	50,806	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(16,676)	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(12,579)	(47,539)	–	–	(257)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	16,676	12,579	47,539	–	–	257	–	–
Net Cash Provided by/(Used in) Financing Activities	16,676	0	(0)	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-140

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demogorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$(9,444)	$–	$(119,920)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	11,889	–	99,740
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	(28,995)	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	(1,638)
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	(26,551)	–	(21,818)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	28,995	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	28,995	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,323)	–	–	–	(8,818)	–	(12,083)	(33,480)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	13,323	–	–	–	8,818	(2,444)	12,083	55,298
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	(2,444)	–	21,818

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-141

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Cash Flows From Operating Activities
Net Income/(Loss)	$(152,561)	$(24,436)	$–	$–	$102,626	$(44,256)	$–	$17,327
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	105,000	–	–	–	(62,008)	15,625	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	16,207	–	(19,577)
Gain on debt forgiveness	–	–	–	–	–	–	–	(9,793)
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	3,900	–	–	–	(5,000)	–	599
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	(599)
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(47,561)	(20,536)	–	–	40,618	(17,424)	–	(12,043)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	118,142	(6,406)	–	19,577
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	118,142	(6,406)	–	19,577

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(17,800)	(11,934)	–	–	–	(4,800)	(8,829)	(21,210)
Capital contributions	–	66,823	–	–	–	57,086	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	2,991
Repayments on debt - related party	–	–	–	–	–	–	–	(33,856)
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	65,361	(34,353)	–	–	(158,760)	(28,456)	8,829	44,542
Net Cash Provided by/(Used in) Financing Activities	47,561	20,536	–	–	(158,760)	23,830	–	(7,533)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-142

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(85,830)	$(132,670)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	52,500	103,785
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	(347)	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	–	–	–	(33,677)	(28,885)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	(18,981)	–	(4,496)	(8,313)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	–	18,981	–	38,172	37,198
Net Cash Provided by/(Used in) Financing Activities	–	–	–	–	–	–	33,677	28,885

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-143

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Cash Flows From Operating Activities
Net Income/(Loss)	$(132,788)	$–	$98,070	$(6,750)	$120,010	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	51,277	–	(53,091)	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	69,851	–	–	6,750	(141,943)	–	–	–
Gain on debt forgiveness	–	–	–	–	(12,055)	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	377	–	–	–	11,006	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	(35)	–	–	–	(7,716)	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(11,319)	–	44,979	–	(30,698)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	4,775	–	126,296	(6,750)	141,943	–	–	–
Net Cash Provided by/(Used in) Investing Activities	4,775	–	126,296	(6,750)	141,943	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(75,044)	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	20,576	–	–	–
Repayments on debt - related party	–	–	–	–	(144,343)	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	81,588	–	(171,275)	6,750	12,522	–	–	–
Net Cash Provided by/(Used in) Financing Activities	6,544	–	(171,275)	6,750	(111,245)	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-144

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Cash Flows From Operating Activities
Net Income/(Loss)	$(36,460)	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	24,906	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	(24,906)	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(36,460)	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	36,460	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	36,460	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-145

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Cash Flows From Operating Activities
Net Income/(Loss)	$77,109	$–	$449,947	$–	$–	$–	$–	$6,828
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	14,534	–	–	–	–	10,585
Loss/(gain) on disposal of horse ownership	(80,920)	–	–	–	–	–	–	(28,008)
Gain on debt forgiveness	(1,654)	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	1,515	–	(2,324)	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	(1,515)	–	(6,076)	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(5,465)	–	456,081	–	–	–	–	(10,596)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	80,920	–	–	–	–	–	–	33,500
Net Cash Provided by/(Used in) Investing Activities	80,920	–	–	–	–	–	–	33,500

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	(54)
Distributions from horse series	(10,553)	–	(441,080)	–	(23,720)	–	–	(18,866)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	12,264	–	–	–	–	–	–	–
Repayments on debt - related party	(82,510)	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	5,345	–	(15,001)	–	23,720	–	–	(3,984)
Net Cash Provided by/(Used in) Financing Activities	(75,455)	–	(456,081)	–	–	–	–	(22,904)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-146

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(92,511)	$–	$(28,608)	$–	$–	$–	$(47,686)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	16,538	–	8,334	–	–	–	4,824
Loss/(gain) on disposal of horse ownership	–	45,398	–	4,267	–	–	–	40,092
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(30,576)	–	(16,006)	–	–	–	(2,770)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	(6,000)
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	(10,763)	–	11,203	–	–	–	11,250
Net Cash Provided by/(Used in) Investing Activities	–	(10,763)	–	11,203	–	–	–	5,250

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(8,373)	–	(44,143)	–	–	(25,454)	(70,694)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	49,711	–	48,946	–	–	25,454	68,214
Net Cash Provided by/(Used in) Financing Activities	–	41,338	–	4,803	–	–	–	(2,480)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-147

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$–	$–	$–	$(48,322)	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	–	–	–	4,052	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	32,158	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	3,750	–	–	–	–	18,750	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	3,750	–	–	–	–	6,638	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	–	(3,750)	–
Capital contributions	–	32,294	–	–	–	–	21,747	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(36,044)	–	–	–	–	(24,635)	–
Net Cash Provided by/(Used in) Financing Activities	–	(3,750)	–	–	–	–	(6,638)	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-148

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Cash Flows From Operating Activities
Net Income/(Loss)	$(88,276)	$–	$(59,017)	$–	$(224,126)	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	51,276	–	17,333	–	61,720	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	117,721	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(37,000)	–	(41,684)	–	(44,685)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	(7,776)	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	(7,776)	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(20,602)	(17,945)	–	(11,782)	–	–	–
Capital contributions	–	–	54,926	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	44,776	20,602	4,703	–	56,467	–	–	–
Net Cash Provided by/(Used in) Financing Activities	44,776	–	41,684	–	44,685	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-149

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silverpocketsfull 19
Cash Flows From Operating Activities
Net Income/(Loss)	$(75,919)	$409,672	$–	$(174,680)	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	26,562	132,308	–	38,293	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	(589,742)	–	105,752	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(49,357)	(47,762)	–	(30,635)	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	589,742	–	19,313	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	589,742	–	19,313	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(564,034)	–	(84,073)	–	–	–	(29,032)
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	12,750
Repayments on debt - related party	–	–	–	–	–	–	–	(12,750)
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	49,357	22,054	–	95,396	–	–	–	29,032
Net Cash Provided by/(Used in) Financing Activities	49,357	(541,980)	–	11,323	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-150

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Cash Flows From Operating Activities
Net Income/(Loss)	$3,867,379	$–	$(66,638)	$–	$–	$12,625	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	97,125	–	53,550	–	–	13,910	–	–
Loss/(gain) on disposal of horse ownership	(3,879,483)	–	–	–	–	(350)	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	(700)	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	84,321	–	(13,088)	–	–	26,185	–	–

Cash Flows From Investing Activities
Purchase of horse assets	283,501	–	–	–	–	–	–	–
Disposition of horse assets	(283,501)	–	–	–	–	–	–	–
Proceeds from horse disposition	3,944,261	–	–	–	–	30,400	–	–
Net Cash Provided by/(Used in) Investing Activities	3,944,261	–	–	–	–	30,400	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(3,954,600)	–	(9,818)	–	–	(85,390)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(73,982)	–	22,906	–	–	28,805	–	–
Net Cash Provided by/(Used in) Financing Activities	(4,028,582)	–	13,088	–	–	(56,585)	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-151

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$(21,583)	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	7,455	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	(4,000)	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	15,600	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	(1,800)	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	(4,327)	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	4,000	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	4,000	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(1,757)	–	–	–	–
Capital contributions	–	–	–	30,050	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	(27,965)	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	327	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-152

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(197,969)	$–	$(350,277)	$–	$–	$–	$(70,389)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	11,230	–	157,613	–	–	–	40,875
Loss/(gain) on disposal of horse ownership	–	–	–	113,563	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(186,739)	–	(79,101)	–	–	–	(29,514)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	40,320	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	40,320	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	(2,626)	–	(3,366)	–	–
Capital contributions	–	–	–	–	–	–	–	39,490
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	186,739	–	41,407	–	3,366	–	(9,977)
Net Cash Provided by/(Used in) Financing Activities	–	186,739	–	38,781	–	–	–	29,514

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-153

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Cash Flows From Operating Activities
Net Income/(Loss)	$(73,135)	$–	$–	$–	$–	$8,780	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	14,046	–	–	–	–	132	–	–
Loss/(gain) on disposal of horse ownership	33,510	–	–	–	–	(11,997)	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(25,580)	–	–	–	–	(3,085)	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	(4,500)	–	–	–	–	27,000	–	–
Net Cash Provided by/(Used in) Investing Activities	(4,500)	–	–	–	–	27,000	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(9,073)	–	–	–	–	(48,003)	–	–
Capital contributions	28,359	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	10,793	–	–	–	–	24,089	–	–
Net Cash Provided by/(Used in) Financing Activities	30,080	–	–	–	–	(23,915)	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-154

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Who Runs the World	Series Who'sbeeninmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$41,879	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	9,925	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	(52,687)	–	–	–	–	–	–
Gain on debt forgiveness	–	(3,802)	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	1,165	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	(308)	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(3,827)	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	67,358	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	67,358	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(46,708)	(19,031)	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	4,067	–	–	–	–	–	–
Repayments on debt - related party	–	(93,400)	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	46,708	44,832	–	–	–	–	–	–
Net Cash Provided by/(Used in) Financing Activities	–	(63,531)	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-155

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Classic Colt Package	Series Edge Crown It 21	Series Edge High Speed Goldie 21	Series Edge More Than Magic 21	Series MRH Adaay in Asia	Series MRH Alliford Bay 21	Series MRH Blues Corner 21	Series MRH Bullish Sentiment 21
Cash Flows From Operating Activities
Net Income/(Loss)	$(111,035)	$(45,607)	$(97,236)	$(78,007)	$(212,530)	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	112,746	50,991	17,188	42,000	40,498	–	–	–
Loss/(gain) on disposal of horse ownership	(51,857)	–	44,674	–	107,028	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(50,146)	5,383	(35,374)	(36,007)	(65,004)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	140,000	–	–	–	15,504	–	–	–
Net Cash Provided by/(Used in) Investing Activities	140,000	–	–	–	15,504	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	147,846	–	–	–
Distributions from horse series	(230,806)	(63,123)	(3,631)	(9,614)	(55,128)	–	–	–
Capital contributions	69,400	46,773	35,374	36,000	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	71,552	10,966	3,631	9,621	(43,219)	–	–	–
Net Cash Provided by/(Used in) Financing Activities	(89,854)	(5,383)	35,374	36,007	49,500	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-156

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series MRH Giant Mover 21	Series MRH Lovesick 21	Series MRH Tamboz 21	MRH Blue Devil	MRH Brandy 22	MRH Catalyst	MRH Here's the Kicker	MRH Incredi-Bundle
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$(122,450)	$(203,634)	$(171,455)	$(117,402)	$(569,234)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	62,475	126,000	119,438	87,504	205,275
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	(32)	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	(59,975)	(77,665)	(52,017)	(29,898)	(363,959)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	83,400	–	–	702	1,101,600
Distributions from horse series	–	–	–	–	–	–	(21,999)	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	(23,425)	77,665	52,017	51,195	(737,641)
Net Cash Provided by/(Used in) Financing Activities	–	–	–	59,975	77,665	52,017	29,898	363,959

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-157

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	MRH Isle Blue	MRH New York Bundle	MRH Real Savvy	MRH Sweet as Sin	MRH Sweet Voyage	Series Stylishly 23	Series Formidable Kitt	Series Blip Says Bye
Cash Flows From Operating Activities
Net Income/(Loss)	$(137,470)	$(572,310)	$(121,031)	$(25,560)	$(88,763)	$(465,710)	$(293,688)	$(197,593)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	70,222	138,771	94,500	15,785	42,000	76,937	43,470	33,150
Loss/(gain) on disposal of horse ownership	–	42,620	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	(26)	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(67,248)	(390,919)	(26,531)	(9,775)	(46,789)	(388,773)	(250,218)	(164,443)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	(576,250)	(263,655)	(345,750)
Disposition of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	22,966	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	22,966	–	–	–	(576,250)	(263,655)	(345,750)

Cash Flows From Financing Activities
Subscriptions received in horse series	99,954	1,147,500	–	–	–	1,140,000	660,000	420,108
Distributions from horse series	–	(129,489)	(33,300)	(1,739)	–	–	(8,700)	–
Capital contributions	–	–	–	–	–	–	–	–
Proceeds from debt - related party	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(32,706)	(650,058)	59,831	11,514	46,789	(174,977)	(137,427)	90,085
Net Cash Provided by/(Used in) Financing Activities	67,248	367,953	26,531	9,775	46,789	965,023	513,873	510,193

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-158

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2024 (Continued)

	Series Clair de Lune 22	Series Malibu Bonnie 23	Series Spanxamillion	Series Sirius Pursuit	MRH STG Broodmare Band	12.31.2024 Consolidated Total
Cash Flows From Operating Activities
Net Income/(Loss)	$(187,510)	$(287,059)	$(253,279)	$(94,110)	$(39,038)	$(1,903,335)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	23,649	46,573	51,169	12,464	26,442	3,049,768
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	(4,019,295)
Gain on debt forgiveness	–	–	–	–	–	(27,304)
Expenses paid by related party	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	77,403
Change in prepaid expense	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	(42,956)
Change in accrued interest payable	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(163,861)	(240,487)	(202,111)	(81,646)	(12,596)	(2,865,719)

Cash Flows From Investing Activities
Purchase of horse assets	(115,250)	(346,500)	(383,250)	(130,000)	(593,000)	(2,509,105)
Disposition of horse assets	–	–	–	–	–	(283,501)
Proceeds from horse disposition	–	–	–	–	–	5,555,656
Net Cash Provided by/(Used in) Investing Activities	(115,250)	(346,500)	(383,250)	(130,000)	(593,000)	2,763,050

Cash Flows From Financing Activities
Subscriptions received in horse series	415,000	662,099	511,734	208,270	–	6,598,157
Distributions from horse series	–	–	–	–	–	(6,686,990)
Capital contributions	–	–	–	–	–	755,732
Proceeds from debt - related party	–	–	–	–	–	52,649
Repayments on debt - related party	–	–	–	–	–	(366,860)
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	(440,794)
Net advances/(repayments) in amount due to manager	(135,889)	(75,112)	73,627	3,376	605,596	190,775
Net Cash Provided by/(Used in) Financing Activities	279,111	586,987	585,361	211,646	605,596	102,669

Net Change in Cash	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–

See Independent auditor’s report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-159

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023

	Series Action Bundle	Series Adjust 20	Series Amandrea	Series Ambleside Park 19	Series Amers	Series Apple Down Under 19	Series Ari the Adventurer 19	Series Ashlees Empire 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(58,922)	$–	$–	$–	$–	$(81,840)	$(49,158)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	29,167	–	–	–	–	102,638	5,010
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	27,292
Gain on debt forgiveness	–	–	–	–	–	–	(68,660)	–
Expenses paid by related party	–	–	–	–	–	–	18,039	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	(3,000)	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(32,755)	–	–	–	–	(29,823)	(16,856)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(3,469)	–	–	–	–	(14,280)	(74,915)
Capital contributions	–	22,500	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	13,724	–	–	–	–	44,103	91,770
Net Cash Provided by/(Used in) Financing Activities	–	32,755	–	–	–	–	29,823	16,856

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-160

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Athenian Beauty 19	Series Authentic	Series Awe Hush 19	Series Bajan Bashert	Series Balletic	Series Bella Chica	Series Big Mel	Series Black Escort 19
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$220,541	$–	$(51,375)	$(185,396)	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	699,923	–	37,333	157,500	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	(1,500)	–	–	–	1,200
Change in prepaid expense	–	–	–	1,911	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	(3,033)	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	917,431	–	(13,631)	(27,896)	–	–	1,200

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	30,000	–	–	–	–
Distributions from horse series	–	(142,125)	–	(31,872)	(36,400)	–	–	(12,742)
Capital contributions	–	–	–	24,000	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	(605,513)	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	(169,793)	–	(8,497)	64,296	–	–	11,542
Net Cash Provided by/(Used in) Financing Activities	–	(917,431)	–	13,631	27,896	–	–	(1,200)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-161

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Bullion	Series Cable Boss	Series Cairo Kiss	Series Carrothers	Series Cayala 19	Series Arch Support 20	Series Chad Brown Bundle	Series Chasing the Moon 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(135,061)	$–	$–	$–	$(51,471)	$(281,282)	$(26,479)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	98,175	–	–	–	23,333	94,588	25,355
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	136,947	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	(750)	–	(651)
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	(708)	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(36,886)	–	–	(708)	(28,888)	(49,748)	(1,775)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	(159,863)
Proceeds from horse disposition	–	–	–	–	–	–	79,717	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	79,717	(159,863)

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	230,000
Distributions from horse series	–	(2,244)	–	(21,631)	(30,416)	(540)	(202,050)	(61,700)
Capital contributions	–	–	–	–	–	22,500	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	39,130	–	21,631	31,124	6,928	172,081	(6,662)
Net Cash Provided by/(Used in) Financing Activities	–	36,886	–	–	708	28,888	(29,969)	161,638

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-162

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Classic Cut	Series Classof- sixtythree 19	Series Co Cola 19	Series Collusion Illusion	Series Consecrate 19	Series Courtisane 19	Series Daddy's Joy	Series Dancing Crane
Cash Flows From Operating Activities
Net Income/(Loss)	$(125,144)	$134,854	$(136,665)	$–	$–	$(156,459)	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	84,000	29,514	97,927	–	–	63,506	–	–
Loss/(gain) on disposal of horse ownership	–	(162,952)	19,405	–	–	41,858	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	37,928	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	600
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	(50,000)	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(41,144)	(10,656)	(19,332)	–	–	(51,096)	–	600

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	162,952	28,688	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	162,952	28,688	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(13,200)	(53,060)	(4,845)	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	(111,829)	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	54,344	12,592	(4,510)	–	–	51,096	–	(600)
Net Cash Provided by/(Used in) Financing Activities	41,144	(152,297)	(9,355)	–	–	51,096	–	(600)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-163

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Daring Dancer 20	Series De Mystique 17	Series Deep Cover	Series Demo- gorgon	Series Desire Street 19	Series Echo Warrior 19	Series Edge Racing Summer Fun	Series Enchante 21
Cash Flows From Operating Activities
Net Income/(Loss)	$(31,434)	$–	$(9,226)	$(36,592)	$(56,728)	$(78,356)	$(86,976)	$(229,025)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	11,988	–	6,496	1,613	19,119	56,700	16,013	99,740
Loss/(gain) on disposal of horse ownership	8,312	–	–	32,903	19,805	–	35,053	–
Gain on debt forgiveness	–	–	(51,035)	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	4,800	–	5,925	–	–
Change in prepaid expense	–	–	849	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	(5,925)	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(11,135)	–	(52,915)	2,725	(17,803)	(21,656)	(35,910)	(129,285)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	6,344	–	–	20,000	–	–	28,460	–
Net Cash Provided by/(Used in) Investing Activities	6,344	–	–	20,000	–	–	28,460	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	350,361
Distributions from horse series	(3,810)	–	–	(26,859)	–	(17,820)	(72,979)	–
Capital contributions	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	8,601	–	52,915	4,134	17,803	39,476	80,428	(221,076)
Net Cash Provided by/(Used in) Financing Activities	4,791	–	52,915	(22,725)	17,803	21,656	7,450	129,285

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-164

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Elarose 21	Series Escape Route	Series Exonerated 19	Series Fenwick Hall 20	Series Forever Rose	Series Flora Dora 20	Series Frosted Oats	Series Future Stars Stable
Cash Flows From Operating Activities
Net Income/(Loss)	$(208,280)	$(24,726)	$32,208	$(74,214)	$(61,531)	$(55,551)	$33,933	$19,738
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	105,000	10,980	2,315	17,613	39,381	20,833	24,012	22,403
Loss/(gain) on disposal of horse ownership	–	–	5,257	41,425	–	–	(48,043)	(42,633)
Gain on debt forgiveness	–	–	(42,894)	–	–	–	(33,858)	(12,833)
Expenses paid by related party	–	–	2,182	–	–	–	25,993	20,593
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	(300)	241	–	–	–	–	(37)
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	(241)	–	–	–	–	37
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	(10,000)
Net Cash Provided by/(Used in) Operating Activities	(103,280)	(14,047)	(934)	(15,177)	(22,150)	(34,718)	2,037	(2,733)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	12,177	13,500	–	–	48,043	54,524
Net Cash Provided by/(Used in) Investing Activities	–	–	12,177	13,500	–	–	48,043	54,524

Cash Flows From Financing Activities
Subscriptions received in horse series	144,576	–	–	–	–	–	–	–
Distributions from horse series	–	(27,060)	(7,146)	(63,457)	–	–	(8,897)	(78,700)
Capital contributions	–	15,000	–	–	–	–	–	–
Repayments on debt - related party	–	–	(12,177)	–	–	–	(49,088)	(42,233)
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(41,296)	26,107	8,080	65,134	22,150	34,718	7,905	69,143
Net Cash Provided by/(Used in) Financing Activities	103,280	14,047	(11,243)	1,677	22,150	34,718	(50,080)	(51,790)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-165

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Gentleman Gerry	Series Going to Vegas	Series Got Stormy	Series Grand Traverse Bay 19	Series Grand Traverse Bay 20	Series Heaven Street	Series Kindle 21	Series Knarsdale 21
Cash Flows From Operating Activities
Net Income/(Loss)	$(39,047)	$–	$–	$–	$(23,009)	$19,433	$(175,406)	$(296,202)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	8,889	–	–	–	11,375	17,563	52,500	105,425
Loss/(gain) on disposal of horse ownership	32,963	–	–	–	503	(26,401)	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	(79,334)	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	2,805	(79,334)	–	–	(11,131)	10,595	(122,906)	(190,776)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	(36,355)
Proceeds from horse disposition	35,000	–	–	–	10,596	93,067	–	–
Net Cash Provided by/(Used in) Investing Activities	35,000	–	–	–	10,596	93,067	–	(36,355)

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	(121)	–	390,500	571,200
Distributions from horse series	(47,856)	(470,804)	–	(64,741)	–	(123,845)	(7,700)	–
Capital contributions	12,000	–	–	–	–	7,500	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(1,948)	550,138	–	64,741	656	12,682	(259,894)	(344,069)
Net Cash Provided by/(Used in) Financing Activities	(37,805)	79,334	–	–	535	(103,663)	122,906	227,131

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-166

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series I'm a Looker 20	Series Into Summer 19	Series Ishvana 21	Series Jeanne's Speight 20	Series Just Louise 19	Series Keertana 18	Series Kiana's Love	Series Kichiro
Cash Flows From Operating Activities
Net Income/(Loss)	$(160,366)	$–	$(71,908)	$(82,419)	$(30,134)	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	87,500	–	42,212	4,688	35,133	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	69,969	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	37,287	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	(377)	–	–	–	(8,400)	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	35	–	–	–	5,110	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(73,207)	–	(29,697)	(7,762)	38,997	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	(1,296)	–	–	–	–	–
Proceeds from horse disposition	–	–	–	21,375	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	(1,296)	21,375	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	992	–	–	–	–
Distributions from horse series	–	–	–	(103,475)	(28,611)	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	73,207	–	30,993	88,870	(10,386)	–	–	–
Net Cash Provided by/(Used in) Financing Activities	73,207	–	30,993	(13,613)	(38,997)	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-167

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Lane Way	Series Latte Da 19	Series Lazy Daisy	Series Le Relais 20	Series Lost Empire 19	Series Madarnas	Series Madiera Wine	Series Major Implications
Cash Flows From Operating Activities
Net Income/(Loss)	$43,024	$–	$–	$–	$–	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	11,305	–	–	–	–	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	(12,600)	–	–	–	–	–	–	–
Change in prepaid expense	329	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	12,600	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	54,658	–	–	–	–	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(37,980)	–	–	–	–	–	(2,146)	–
Capital contributions	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(16,678)	–	–	–	–	–	2,146	–
Net Cash Provided by/(Used in) Financing Activities	(54,658)	–	–	–	–	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-168

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Man Among Men	Series Margaret Reay 19	Series Margarita Friday 19	Series Martita Sangrita 17	Series Mayan Milagra 19	Series Midnight Sweetie 19	Series Miss Puzzle	Series Miss Sakamoto
Cash Flows From Operating Activities
Net Income/(Loss)	$(59,691)	$–	$(32,282)	$–	$(9,233)	$–	$–	$(92,192)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	34,577	–	38,500	–	27,500	–	–	52,500
Loss/(gain) on disposal of horse ownership	–	–	–	–	(24,426)	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	18,469	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	(1,680)	–	6,000	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	(1,553)	7,756	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(6,645)	(1,553)	12,294	–	(159)	–	–	(39,692)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	45,000	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	45,000	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(68,917)	(59,420)	–	(61,655)	(37,483)	–	–
Capital contributions	–	–	–	–	45,000	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	6,645	70,470	47,126	–	(28,186)	37,483	–	39,692
Net Cash Provided by/(Used in) Financing Activities	6,645	1,553	(12,294)	–	(44,841)	–	–	39,692

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-169

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Mo Mischief	Series Mo Temptation	Series Monomoy Girl	Series Moonbow 20	Series Moonless Sky	Series Motion Emotion	Series Mrs Whistler	Series My Fast One 20
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$(83,438)	$–	$(38,733)	$–	$–	$(63,890)	$(71,659)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	36,750	–	17,063	–	–	18,516	35,000
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	10,837	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	(46,688)	–	(21,670)	–	–	(34,538)	(36,659)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	7,296	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	7,296	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	(411)	–
Distributions from horse series	–	–	–	(19,100)	–	–	(4,540)	(20,840)
Capital contributions	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	46,688	–	40,770	–	–	32,193	57,499
Net Cash Provided by/(Used in) Financing Activities	–	46,688	–	21,670	–	–	27,242	36,659

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-170

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Naismith	Series National Road	Series New York Claiming Package	Series Night of Idiots	Series Nileist	Series Noble Goddess	Series Northern Smile 20	Series NY Exacta
Cash Flows From Operating Activities
Net Income/(Loss)	$(12,894)	$(86,283)	$–	$–	$–	$–	$(72,894)	$(38,944)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	7,821	29,301	–	–	–	–	30,000	14,077
Loss/(gain) on disposal of horse ownership	(240)	32,589	–	–	–	–	–	13,589
Gain on debt forgiveness	–	–	–	–	–	–	–	(17)
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	2,262	(750)	–	–	–	–	(18,750)	–
Change in prepaid expense	1,073	–	–	–	–	–	–	2,238
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	(2,262)	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(4,240)	(25,142)	–	–	–	–	(61,644)	(9,057)

Cash Flows From Investing Activities
Purchase of horse assets	–	(9,053)	–	–	–	–	–	–
Proceeds from horse disposition	28,800	–	–	–	–	–	–	11,250
Net Cash Provided by/(Used in) Investing Activities	28,800	(9,053)	–	–	–	–	–	11,250

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	(19,350)	–	–	–	–	–	–
Capital contributions	16,634	15,000	–	–	–	–	45,000	55,909
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(41,193)	38,545		–	–	–	16,644	(58,102)
Net Cash Provided by/(Used in) Financing Activities	(24,560)	34,195	–	–	–	–	61,644	(2,193)

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-171

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series One Last Night 21	Series Our Miss Jones 19	Series Our Jenny B	Series Palace Foal	Series Patsys Kim 21	Series Popular Demand	Series Power Up Paynter	Series Queen Amira 19
Cash Flows From Operating Activities
Net Income/(Loss)	$(132,107)	$(32,220)	$(69,778)	$–	$(225,482)	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	45,228	13,887	17,333	–	112,000	–	–	–
Loss/(gain) on disposal of horse ownership	–	(8,132)	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	1,511	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(86,878)	(26,465)	(50,934)	–	(113,482)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	21,787	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	21,787	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	186,676	–	66,000	–	136,591	–	–	–
Distributions from horse series	–	–	–	–	(10,600)	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(99,798)	4,678	(15,066)	–	(12,509)	–	–	–
Net Cash Provided by/(Used in) Financing Activities	86,878	4,678	50,934	–	113,482	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-172

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Race Hunter 19	Series Rosie's Alibi	Series Salute to America	Series Sarrocchi 21	Series Sauce On Side	Series Shake It Up Baby	Series Sigesmund	Series Silver- pocketsfull 19
Cash Flows From Operating Activities
Net Income/(Loss)	$(30,260)	$(292,422)	$(22,362)	$(201,557)	$–	$–	$–	$(95,530)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	87,500	218,750	2,032	96,250	–	–	–	84,812
Loss/(gain) on disposal of horse ownership	–	–	14,038	–	–	–	–	60,289
Gain on debt forgiveness	–	–	–	–	–	–	–	(88,721)
Expenses paid by related party	–	–	–	–	–	–	–	40,141
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	57,240	(73,672)	(6,292)	(105,307)	–	–	–	992

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	22,500	–	–	–	–	(17,123)
Net Cash Provided by/(Used in) Investing Activities	–	–	22,500	–	–	–	–	(17,123)

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	76,928	–	–	–	–
Distributions from horse series	(63,500)	–	(63,155)	–	–	–	–	(2,652)
Capital contributions	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	(12,750)
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	6,260	73,672	46,947	28,379	–	–	–	31,534
Net Cash Provided by/(Used in) Financing Activities	(57,240)	73,672	(16,208)	105,307	–	–	–	16,132

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-173

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Smart Shopping 21	Series Social Dilemma	Series Song of Lark 21	Series Soul Beam	Series Speightstown Belle 19	Series Spirit 20	Series Squared Straight	Series Storm Shooter
Cash Flows From Operating Activities
Net Income/(Loss)	$(103,015)	$–	$(104,654)	$–	$–	$(56,800)	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	105,000	–	53,550	–	–	33,600	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	1,985	–	(51,104)	–	–	(23,200)	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	59,869	–	–	–	–	–
Distributions from horse series	(62,400)	–	–	–	–	(18,570)	–	–
Capital contributions	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	60,415	–	(8,765)	–	–	41,770	–	–
Net Cash Provided by/(Used in) Financing Activities	(1,985)	–	51,104	–	–	23,200	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-174

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Street Band	Series Sunny 18	Series Sunsanddrinkinhand	Series Sweet Sweet Annie 19	Series Swiss Minister	Series Takeo Squared	Series Tapitry 19	Series Tavasco Road
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$(66,626)	$–	$–	$8,199	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	25,561	–	–	4,979	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	(108)	–
Gain on debt forgiveness	–	–	–	–	–	–	(20,435)	–
Expenses paid by related party	–	–	–	–	–	–	5,604	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	1,200	(8,400)	–	–	549	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	(1,200)	–	–	–	(549)	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	(49,465)	–	–	(1,762)	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	29,706	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	29,706	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	–	–	(666)	(624)	–	–	(2,250)	–
Capital contributions	–	–	–	27,000	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	(35,919)	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	666	23,089	–	–	10,224	–
Net Cash Provided by/(Used in) Financing Activities	–	–	–	49,465	–	–	(27,944)	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-175

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Tell All 19	Series Tell the Duchess 19	Series The Filly Four	Series The Royal Duet	Series Thirteen Stripes	Series Timeless Trick 20	Series Tizamagician	Series Tufnel
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$20,920	$–	$(524,236)	$(1,380)	$(62,174)	$(397)	$(125,453)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	29,750	–	186,446	2,957	16,722	–	69,963
Loss/(gain) on disposal of horse ownership	–	–	–	–	9,700	18,978	–	–
Gain on debt forgiveness	–	–	–	–	(13,200)	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	600	–	–	–	–	–	2,436	–
Change in prepaid expense	–	–	–	–	411	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	(25,707)	–	–	–	(2,436)	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	600	50,670	(25,707)	(337,790)	(1,512)	(26,474)	(397)	(55,490)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	(35,391)	–	–	–	(14,400)
Proceeds from horse disposition	–	–	–	–	2,250	10,800	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	(35,391)	2,250	10,800	–	(14,400)

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	1,030,200	–	–	–	–
Distributions from horse series	–	–	(6,970)	–	–	(4,680)	(13,514)	–
Capital contributions	–	–	–	–	–	27,000	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(600)	(50,670)	32,677	(657,019)	(738)	(6,646)	13,911	69,890
Net Cash Provided by/(Used in) Financing Activities	(600)	(50,670)	25,707	373,181	(738)	15,674	397	69,890

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-176

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Twirl Girl 21	Series Two Trail Sioux 17	Series Two Trail Sioux 17K	Series Utalknboutpractice	Series Vertical Threat	Series Vow	Series War Safe	Series Wayne O
Cash Flows From Operating Activities
Net Income/(Loss)	$(74,377)	$–	$–	$–	$–	$(70,353)	$(69,290)	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	25,000	–	–	–	–	49,000	8,750	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	40,643	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	2,158	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(47,218)	–	–	–	–	(21,353)	(19,897)	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	(3,500)	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	–	–	–	(3,500)	–

Cash Flows From Financing Activities
Subscriptions received in horse series	97,500	–	–	–	–	–	–	–
Distributions from horse series	–	–	–	–	–	(18,480)	(38,710)	–
Capital contributions	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(50,282)	–	–	–	–	39,833	62,106	–
Net Cash Provided by/(Used in) Financing Activities	47,218	–	–	–	–	21,353	23,397	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-177

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series Who Runs the World	Series Who'sbeen- inmybed 19	Series Without Delay	Series Wonder Upon a Star 19	Series Yes This Time	Series You Make Luvin Fun 19	Series Zestful	My Racehorse CA
Cash Flows From Operating Activities
Net Income/(Loss)	$(190,212)	$(78,839)	$–	$–	$39,708	$(89,962)	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	91,928	80,325	–	–	18,548	25,900	–	–
Loss/(gain) on disposal of horse ownership	66,738	–	–	–	(65,573)	62,222	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	41,117	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	(1,165)	2,400	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	308	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(31,547)	41,745	2,400	–	(7,317)	(1,840)	–	–

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	–	–	–	–	–
Proceeds from horse disposition	13,501	–	–	–	80,000	21,600	–	–
Net Cash Provided by/(Used in) Investing Activities	13,501	–	–	–	80,000	21,600	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	–	–	–	–
Distributions from horse series	(5,457)	(45,441)	–	–	(80,500)	(66,236)	–	–
Capital contributions	–	–	–	–	15,000	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	23,503	3,696	(2,400)	–	(7,183)	46,476	–	–
Net Cash Provided by/(Used in) Financing Activities	18,046	(41,745)	(2,400)	–	(72,683)	(19,760)	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-178

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Classic Colt Package	Series Edge Crown It 21	Series Edge High Speed Goldie 21	Series Edge More Than Magic 21	Series MRH Adaay in Asia	Series MRH Alliford Bay 21	Series MRH Blues Corner 21	Series MRH Bullish Sentiment 21
Cash Flows From Operating Activities
Net Income/(Loss)	$(192,738)	$(88,229)	$(64,508)	$(75,373)	$(150,543)	$–	$–	$–
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	96,731	34,844	20,818	28,467	51,170	–	–	–
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	(96,006)	(53,386)	(43,689)	(46,907)	(99,373)	–	–	–

Cash Flows From Investing Activities
Purchase of horse assets	(392,000)	(152,972)	(82,680)	(126,000)	(214,200)	–	–	–
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	(392,000)	(152,972)	(82,680)	(126,000)	(214,200)	–	–	–

Cash Flows From Financing Activities
Subscriptions received in horse series	569,520	217,500	130,000	180,000	270,354	–	–	–
Distributions from horse series	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	(81,514)	(11,142)	(3,631)	(7,093)	43,219	–	–	–
Net Cash Provided by/(Used in) Financing Activities	488,006	206,358	126,369	172,907	313,573	–	–	–

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-179

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	Series MRH Giant Mover 21	Series MRH Lovesick 21	Series MRH Tamboz 21	MRH Blue Devil	MRH Brandy 22	MRH Catalyst	MRH Here's the Kicker	MRH Incredi- Bundle
Cash Flows From Operating Activities
Net Income/(Loss)	$–	$–	$–	$(7,923)	$(259,602)	$(273,504)	$(228,325)	$(19,937)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	–	–	–	4,367	50,468	80,620	59,308	14,347
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	–	–	–
Gain on debt forgiveness	–	–	–	–	–	–	–	–
Expenses paid by related party	–	–	–	–	–	–	–	–
Interest capitalized to loan	–	–	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	–	–	–
Change in prepaid expense	–	–	–	–	–	–	–	–
Change in other assets	–	–	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	3,622	–	–	–
Change in accrued interest payable	–	–	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Operating Activities	–	–	–	(3,557)	(205,512)	(192,884)	(169,016)	(5,589)

Cash Flows From Investing Activities
Purchase of horse assets	–	–	–	(187,425)	(378,000)	(358,312)	(262,513)	(615,825)
Proceeds from horse disposition	–	–	–	–	–	–	–	–
Net Cash Provided by/(Used in) Investing Activities	–	–	–	(187,425)	(378,000)	(358,312)	(262,513)	(615,825)

Cash Flows From Financing Activities
Subscriptions received in horse series	–	–	–	–	765,000	669,500	519,285	–
Distributions from horse series	–	–	–	–	–	–	–	–
Capital contributions	–	–	–	–	–	–	–	–
Repayments on debt - related party	–	–	–	–	–	–	–	–
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	–	–	–
Net advances/(repayments) in amount due to manager	–	–	–	190,982	(181,488)	(118,304)	(87,756)	621,414
Net Cash Provided by/(Used in) Financing Activities	–	–	–	190,982	583,512	551,196	431,529	621,414

Net Change in Cash	–	–	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-180

MY RACEHORSE CA LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENTS OF CASH FLOWS

For the year ended December 31, 2023 (Continued)

	MRH Isle Blue	MRH New York Bundle	MRH Real Savvy	MRH Sweet as Sin	MRH Sweet Voyage	12.31.2023 Consolidated Total
Cash Flows From Operating Activities
Net Income/(Loss)	$(113,211)	$(14,970)	$(186,922)	$(49,986)	$(145,189)	$(7,850,401)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation	28,126	10,800	36,073	12,306	28,700	4,783,285
Loss/(gain) on disposal of horse ownership	–	–	–	–	–	422,805
Gain on debt forgiveness	–	–	–	–	–	(331,654)
Expenses paid by related party	–	–	–	–	–	247,353
Interest capitalized to loan	–	–	–	–	–	–
Changes in operating assets and liabilities:
Change in accounts receivable	–	–	–	–	–	(30,147)
Change in prepaid expense	–	–	–	–	–	10,481
Change in other assets	–	–	–	–	–	–
Change in accrued expense	–	–	–	–	–	(93,481)
Change in accrued interest payable	–	–	–	–	–	–
Change in deferred revenue	–	–	–	–	–	(60,000)
Net Cash Provided by/(Used in) Operating Activities	(85,085)	(4,170)	(150,850)	(37,681)	(116,489)	(2,901,759)

Cash Flows From Investing Activities
Purchase of horse assets	(210,665)	(463,577)	(283,500)	(47,355)	(126,000)	(4,157,383)
Proceeds from horse disposition	–	–	–	–	–	888,310
Net Cash Provided by/(Used in) Investing Activities	(210,665)	(463,577)	(283,500)	(47,355)	(126,000)	(3,269,073)

Cash Flows From Financing Activities
Subscriptions received in horse series	313,146	–	555,000	113,630	348,750	8,022,546
Distributions from horse series	–	–	–	–	–	(2,695,081)
Capital contributions	–	–	–	–	–	350,042
Repayments on debt - related party	–	–	–	–	–	(263,996)
Horse revenues, net of expenses, applied to related party loans	–	–	–	–	–	(605,513)
Net advances/(repayments) in amount due to manager	(17,396)	467,747	(120,650)	(28,594)	(106,261)	1,362,834
Net Cash Provided by/(Used in) Financing Activities	295,750	467,747	434,350	85,036	242,489	6,170,832

Net Change in Cash	–	–	–	–	–	–

Cash at Beginning of Period	–	–	–	–	–	–
Cash at End of Period	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$–	$–	$–	$–	$–	$–
Cash paid for income taxes	$–	$–	$–	$–	$–	$–

Supplemental Disclosure of Non-Cash Activities:
Horses purchased by issuance of related party notes payable	$–	$–	$–	$–	$–	$–
Non-cash management fees	$–	$–	$–	$–	$–	$–

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated and consolidating financial statements.

F-181

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

NOTE 1: NATURE OF OPERATIONS

My Racehorse CA LLC d/b/a MyRaceHorse.com (the “Company”) is an early-stage investment series limited liability company established by the manager, Experiential Squared, Inc. (the “Manager”), to invest in individual interests in thoroughbred, quarter, and Standardbred horses through underlying Series LLCs. The Company aims to democratize the ownership of racehorses through a self-developed web-based platform and allow fans to experience racehorse ownership by investing in Series LLCs with other like-minded fans. The Company is headquartered in Lexington KY. The Company was formed in 2016.

As a Nevada Series limited liability company, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular Series are segregated and enforceable only against the assets of such Series, as provided under Nevada law.

The following are the Series included under the Company which were formed under the laws of Nevada:

Series Name
Series Action Bundle
Series Adjust 20
Series Amandrea
Series Ambleside Park 19
Series Amers
Series Apple Down Under 19
Series Ari the Adventurer 19
Series Ashlees Empire 20
Series Athenian Beauty 19
Series Authentic
Series Awe Hush 19
Series Bajan Bashert
Series Balletic
Series Bella Chica
Series Big Mel
Series Black Escort 19
Series Bullion
Series Cable Boss
Series Cairo Kiss
Series Carrothers
Series Cayala 19
Series Arch Support 20
Series Chad Brown Bundle
Series Chasing the Moon 20
Series Classic Cut
Series Classofsixtythree 19
Series Co Cola 19
Series Collusion Illusion
Series Consecrate 19
Series Courtisane 19

See Report of Independent Auditor.

F-182

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Series Daddy's Joy
Series Dancing Crane
Series Daring Dancer 20
Series De Mystique 17
Series Deep Cover
Series Demogorgon
Series Desire Street 19
Series Echo Warrior 19
Series Edge Racing Summer Fun
Series Enchante 21
Series Elarose 21
Series Escape Route
Series Exonerated 19
Series Fenwick Hall 20
Series Forever Rose
Series Flora Dora 20
Series Frosted Oats
Series Future Stars Stable
Series Gentleman Gerry
Series Going to Vegas
Series Got Stormy
Series Grand Traverse Bay 19
Series Grand Traverse Bay 20
Series Heaven Street
Series Kindle 21
Series Knarsdale 21
Series I'm a Looker 20
Series Into Summer 19
Series Ishvana 21
Series Jeanne's Speight 20
Series Just Louise 19
Series Keertana 18
Series Kiana's Love
Series Kichiro
Series Lane Way
Series Latte Da 19
Series Lazy Daisy
Series Le Relais 20
Series Lost Empire 19
Series Madarnas
Series Madiera Wine
Series Major Implications
Series Man Among Men

See Report of Independent Auditor.

F-183

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Series Margaret Reay 19
Series Margarita Friday 19
Series Martita Sangrita 17
Series Mayan Milagra 19
Series Midnight Sweetie 19
Series Miss Puzzle
Series Miss Sakamoto
Series Mo Mischief
Series Mo Temptation
Series Monomoy Girl
Series Moonbow 20
Series Moonless Sky
Series Motion Emotion
Series Mrs Whistler
Series My Fast One 20
Series Naismith
Series National Road
Series New York Claiming Package
Series Night of Idiots
Series Nileist
Series Noble Goddess
Series Northern Smile 20
Series NY Exacta
Series One Last Night 21
Series Our Miss Jones 19
Series Our Jenny B
Series Palace Foal
Series Patsys Kim 21
Series Popular Demand
Series Power Up Paynter
Series Queen Amira 19
Series Race Hunter 19
Series Rosie's Alibi
Series Salute to America
Series Sarrocchi 21
Series Sauce On Side
Series Shake It Up Baby
Series Sigesmund
Series Silverpocketsfull 19
Series Smart Shopping 21
Series Social Dilemma
Series Song of Lark 21

See Report of Independent Auditor.

F-184

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Series Soul Beam
Series Speightstown Belle 19
Series Spirit 20
Series Squared Straight
Series Storm Shooter
Series Street Band
Series Sunny 18
Series Sunsanddrinkinhand
Series Sweet Sweet Annie 19
Series Swiss Minister
Series Takeo Squared
Series Tapitry 19
Series Tavasco Road
Series Tell All 19
Series Tell the Duchess 19
Series The Filly Four
Series The Royal Duet
Series Thirteen Stripes
Series Timeless Trick 20
Series Tizamagician
Series Tufnel
Series Twirl Girl 21
Series Two Trail Sioux 17
Series Two Trail Sioux 17K
Series Utalknboutpractice
Series Vertical Threat
Series Vow
Series War Safe
Series Wayne O
Series Who Runs the World
Series Who'sbeeninmybed 19
Series Without Delay
Series Wonder Upon a Star 19
Series Yes This Time
Series You Make Luvin Fun 19
Series Zestful
My Racehorse CA
Classic Colt Package
Series Edge Crown It 21
Series Edge High Speed Goldie 21
Series Edge More Than Magic 21
Series MRH Adaay in Asia

See Report of Independent Auditor.

F-185

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Series MRH Alliford Bay 21
Series MRH Blues Corner 21
Series MRH Bullish Sentiment 21
Series MRH Giant Mover 21
Series MRH Lovesick 21
Series MRH Tamboz 21
MRH Blue Devil
MRH Brandy 22
MRH Catalyst
MRH Here's the Kicker
MRH Incredi-Bundle
MRH Isle Blue
MRH New York Bundle
MRH Real Savvy
MRH Sweet as Sin
MRH Sweet Voyage
Series Stylishly 23
Series Formidable Kitt
Series Blip Says Bye
Series Clair de Lune 22
Series Malibu Bonnie 23
Series Spanxamillion
Series Sirius Pursuit
MRH STG Broodmare Band

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (GAAP). The Company adopted the calendar year as its basis for reporting.

The Company is an emerging growth company as the term is used in The Jumpstart Our Business Startups Act, enacted on April 5, 2012, and has elected to comply with certain reduced public company reporting requirements, including delayed implementation dates from those applicable to public business entities.

Use of Estimates

The preparation of consolidated and consolidating financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated and consolidating financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

See Report of Independent Auditor.

F-186

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Cash Equivalents and Concentration of Cash Balance

The Company and each of its listed Series consider short-term, highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of December 31, 2024 and 2023, the Company and each of its listed Series had no cash on hand.

Receivables and Credit Policy

Trade receivables from customers are uncollateralized customer obligations due under normal trade terms, primarily requiring payment before services are rendered. Trade receivables are stated at the amount billed to the customer. Payments of trade receivables are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the earliest unpaid invoice. The Company, by policy, routinely assesses the financial strength of its customers. As a result, the Company and each of its listed Series believe that its accounts receivable credit risk exposure is limited, and it has not experienced significant write-downs in its accounts receivable balances. As of December 31, 2024 and 2023, the Company and its listed Series have $17,822 and $95,225 outstanding accounts receivable, respectively.

Property and Equipment

Property and equipment are recorded at cost. Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are expensed as incurred. When equipment is retired or sold, the cost and related accumulated depreciation are eliminated from the balance sheet accounts and the resultant gain or loss is reflected in income.

Depreciation is provided using the straight-line method, based on useful lives of the assets which range from three to five years. Horse assets are depreciated using the straight-line method over 36 months with no estimated salvage value. A horse is treated as placed in service upon its acquisition by the Company.

The Company and each of its listed Series review the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized as equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.

As of December 31, 2024 and 2023, the Company and its listed Series have $7,661,031 and $12,042,580, respectively, recorded at cost in horse assets.

See Report of Independent Auditor.

F-187

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

As of December 31, 2024, property and equipment consisted of the following:

Series Name	Horse Asset plus Acquisition Costs	Less: Depreciation	Total
Series Arch Support 20	$70,000	$(60,842)	$9,158
Classic Colt Package	232,000	(137,620)	94,380
Series Edge Crown It 21	152,972	(85,834)	67,138
Series Edge More Than Magic 21	126,000	(70,467)	55,533
Series Our Jenny B	52,000	(39,530)	12,470
Series Kindle 21	157,500	(120,458)	37,042
MRH Brandy 22	378,000	(176,468)	201,532
Series Stylishly 23	576,250	(76,937)	499,313
MRH Blue Devil	187,425	(66,842)	120,583
MRH Catalyst	358,313	(200,058)	158,255
Series Formidable Kitt	263,655	(43,470)	220,185
Series One Last Night 21	143,460	(114,498)	28,962
Series Song of Lark 21	160,650	(123,016)	37,634
MRH Here's the Kicker	262,513	(146,812)	115,700
MRH Isle Blue	210,666	(98,348)	112,317
Series Blip Says Bye	345,750	(33,150)	312,600
Series Clair de Lune 22	115,250	(23,649)	91,601
Series Malibu Bonnie 23	346,500	(46,573)	299,927
Series Spanxamillion	383,250	(51,169)	332,081
MRH New York Bundle	386,123	(137,704)	248,420
MRH Real Savvy	283,500	(130,573)	152,927
Series Elarose 21	315,000	(241,500)	73,500
Series Knarsdale 21	311,355	(238,085)	73,270
Series Smart Shopping 21	31,500	(25,177)	6,323
Series Enchante 21	299,220	(229,125)	70,095
Series Sirius Pursuit	130,000	(12,464)	117,536
MRH STG Broodmare Band	593,000	(26,442)	566,558
MRH Sweet as Sin	47,355	(28,091)	19,264
MRH Sweet Voyage	126,000	(70,700)	55,300
MRH Incredi-Bundle	615,825	(219,622)	396,203
TOTAL	$7,661,031	$(3,075,223)	$4,585,808

See Report of Independent Auditor.

F-188

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Fair Value of Financial Instruments

Financial Accounting Standards Board (“FASB”) guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).

Level 3 - Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.

The carrying amounts reported in the balance sheets approximate their fair value.

Revenue Recognition

The Company and each of its listed Series adopted ASU 2014-09, Revenue from Contracts with Customers, and its related amendments (collectively known as “ASC 606”), effective at inception using the modified retrospective transition approach applied to all contracts. There were no cumulative impacts that were made.

The Company and each of its listed Series determines revenue recognition through the following steps:

•	Identification of a contract with a customer;
•	Identification of the performance obligations in the contract;
•	Determination of the transaction price;
•	Allocation of the transaction price to the performance obligations in the contract; and
•	Recognition of revenue when or as the performance obligations are satisfied.

No adjustments to revenue recognition were required from the adoption of ASC 606, which was adopted January 1, 2019 and applied to the periods presented using the full retrospective method. The Company generally recognizes revenues upon earning income from its horses.

Certain Company’s Series are under contracts that require payments to be made in advance of future sales proceeds if and upon achievement of certain milestones. These payments will be recognized to realized gains/(losses) in the statements of operation upon sale of the associated horses. There is no deferred revenue as of both December 31, 2024 and 2023.

See Report of Independent Auditor.

F-189

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Cost of Revenues

Costs of revenues include horse related expenses such as insurance, photography, stables and training, transportation and veterinary, depreciation, and gains/losses on horse disposals.

Advertising Expenses

The Company expenses advertising costs as they are incurred.

Income Taxes

The Company is a limited liability company. Accordingly, under the Internal Revenue Code (IRC), all taxable income or loss flows through to its members. Therefore, no provision for income tax has been recorded in the statements. Income from the Company is reported and taxed to the members on their individual tax returns. However, the Company has elected, in accordance with IRC, to treat each of the individual series as separate subchapter C corporations for tax purposes. Certain series offered through Regulation D under the Edge offering, are taxed as partnerships, rather than the C corporation election. The Company complies with FASB ASC 740 for accounting for uncertainty in income taxes recognized in a company’s financial statements, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FASB ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s consolidated and consolidating financial statements. The Company believes that its income tax position would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

The Company will continue to be subject to federal, state and local income taxation for any series in which a taxable gain occurs.

NOTE 3: GOING CONCERN

The accompanying consolidated and consolidating financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company and each of its listed Series is a business that has not yet generated profits since inception, has sustained a net loss of $1,903,336 during the year ended December 31, 2024, and is dependent upon its Manager for financing its operations. The Company’s and each of its listed Series’ financial performance is impacted by several key factors. Expenses such as training and care, veterinary, and depreciation are incurred from the date of acquisition; however, series revenues will not commence until the horses begin racing sometime during their two-year-old season. Additionally, as horses continue to mature, the series will have increased opportunities to generate greater revenue to offset their ongoing expenses. These factors, among others, raise substantial doubt about the ability of the Company and each of its listed Series to continue as a going concern for a reasonable period of time.

In making this assessment, management weighed the significance of the factors, conditions, and events considered. Management based the conclusion primarily on the inception-to-date cumulative losses. These factors were determined to be the primary drivers of the Company’s and each of its listed Series’ ability to sustain its operating costs in the near term. Management also performed an analysis of its operations through the issuance of these consolidated and consolidating financial statements and funding options currently available to it, including a line of credit available to its Manager and its Manager’s ability and intent to fund any operational needs for the coming year.

See Report of Independent Auditor.

F-190

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Management concluded that its plans successfully alleviate the substantial doubt to the ability of the Company and each of its listed Series to continue as a going concern within one year after the date that the consolidated and consolidating financial statements are issued. No assurance can be given that the Company and each of its listed Series will be successful in these efforts. The consolidated and consolidating financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company and each of its listed Series be unable to continue as a going concern.

NOTE 4: ADVANCES FROM MANAGER

To fund its organizational and start-up activities as well as to advance funds on behalf of a series to purchase horse assets, the Manager has covered the expenses and costs of the Company and its series thus far on an interest-bearing revolving line of credit. The Manager is entitled to interest on the outstanding balance as detailed in the respective promissory note for each Series. The Company and each of its listed Series will evaluate when is best to repay the Manager depending on operations and fundraising ability. In general, the Company and each of its listed Series will repay the Manager for funds extended to acquire horse assets from the series subscription proceeds (less the applicable management fee), as they are received. Additionally, the Manager maintains cash reserves on behalf of each of the series of the Company to cover expenses of the series’ operations.

In the table below, the Company outlines the positions of borrowings and amounts owed to it by the Manager per Series:

Series Name	Horse reserve account owed to/(by) Series	(Horse acquisition loans owed to Manager)	Net amount owed to/(by) Series
Series Arch Support 20	$9,296	$–	$9,296
Classic Colt Package	9,961	–	9,961
Series Edge Crown It 21	176	–	176
Series Edge More Than Magic 21	(2,528)	–	(2,528)
Series Our Jenny B	(2,989)	–	(2,989)
Series Kindle 21	52,933	–	52,933
Series Authentic	(164,256)	–	(164,256)
MRH Brandy 22	103,823	–	103,823
Series Stylishly 23	187,876	12,899	174,977
MRH Blue Devil	64,241	231,797	(167,556)
MRH Catalyst	66,286	–	66,286
Series Race Hunter 19	(30,534)	–	(30,534)
Series Classic Cut	28,373	–	28,373
Series Tell the Duchess 19	(96,566)	–	(96,566)
Series Formidable Kitt	137,427	–	137,427
Series One Last Night 21	15,092	–	15,092
Series Song of Lark 21	35,367	–	35,367
MRH Here's the Kicker	36,561	–	36,561
MRH Isle Blue	50,101	–	50,101
Series Blip Says Bye	170,837	260,922	(90,085)

See Report of Independent Auditor.

F-191

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Series Clair de Lune 22	135,889	–	135,889
Series Malibu Bonnie 23	187,732	92,820	94,912
Series Spanxamillion	186,116	237,843	(51,727)
MRH New York Bundle	182,310	–	182,310
Series Palace Foal	(6,171)	–	(6,171)
MRH Real Savvy	60,819	–	60,819
Series Elarose 21	21,585	–	21,585
Series Knarsdale 21	15,882	–	15,882
Series Smart Shopping 21	157,573	–	157,573
Series Enchante 21	37,098	–	37,098
Series Sirius Pursuit	114,678	109,654	5,024
MRH STG Broodmare Band	(12,596)	593,000	(605,596)
Series Margarita Friday 19	33,512	–	33,512
MRH Sweet as Sin	17,080	–	17,080
MRH Sweet Voyage	59,472	–	59,472
MRH Incredi-Bundle	116,227	–	116,227
Series Flora Dora 20	(5,000)	–	(5,000)
Series Balletic	27,143	–	27,143
Series Cable Boss	8,786	–	8,786
Series Echo Warrior 19	4,972	–	4,972
Series Lane Way	12,895	–	12,895
Series The Royal Duet	72,219	–	72,219
TOTAL	$2,099,699	$1,538,933	$560,766

All Series not presented in the table above had $0 balances due to/from the Manager as of December 31, 2024. During 2024, a total of $27,304 was forgiven.

NOTE 5: LOANS PAYABLE – RELATED PARTY

The Company acquired the horse asset in the MRH Palace Foal series via a $15,606 convertible profit-participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit-participating loan bears a 2.38 percent per annum interest rate and is due either when the MRH Palace Foal series is fully subscribed or converted into the unsold units of the MRH Palace Foal. During the time the convertible profit-participating loan is outstanding, the underlying cash flow of the MRH Palace Foal series accrues to the loan holder. $15,606 was outstanding on this loan as of both December 31, 2024 and 2023.

See Report of Independent Auditor.

F-192

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

In 2020, with the purchase of the MRH Authentic horse asset, the Company agreed to pay purchase (kickers) upon the achievement of certain milestones.  Kickers of $2,443,750 were earned in 2020 and were recognized as a loan payable obligation to the co-owner Spendthrift Farm LLC, a related party, and capitalized as additional horse asset purchase costs.  The loan is to be repaid out of the underlying horse income; net of expenses incurred by the co-owner resulting from the horse’s breeding career.  The loan bears interest at 1.65%. The net horse income applied as repayments against this loan in 2024 was $425,284. As of both December 31, 2024 and 2023, the outstanding balance of the loan was $247,286 and $672,570, respectively.

The Company’s Manager was entitled to certain unpaid management fees related to the MRH Authentic horse, which totaled $121,781 and $0 on December 31, 2024 and 2023, respectively. There were reversals made in 2024 totaling to $137,291 of management fees paid in advance in 2022 that were collected in 2023. As of December 31, 2024 and 2023, the total outstanding balance to the Manager was $273,448 and $288,958, respectively.

The Company’s Manager and another related party, Spendthrift Farm LLC paid certain training costs on behalf of the Company during 2021, 2022, 2023 and 2024.  As of December 31, 2024 and 2023, $1,734 and $325,769 remained outstanding on these agreements, respectively. The note will be repaid at the close of the series from the residual value upon the sale of the horse.  During the year ended December 31, 2024, loan balances of $27,304 were forgiven, loan balances of $349,380 were repaid, and additional costs of $52,649 were incurred by the Company.

No interest expenses were incurred for the years ended December 31, 2024 and 2023.

NOTE 6: MEMBERS’ EQUITY

Series Subscriptions

The Company has received membership subscriptions for the following LLC Series as of December 31, 2024.

Series Name	Units Offered	Units Tendered	Series Subscriptions
Series Authentic	12,500	12,500	$2,575,000
Series The Filly Four	8,000	8,000	1,440,000
Series Chad Brown Bundle	5,000	5,000	1,170,000
MRH New York Bundle	5,100	5,100	1,147,500
Series Stylishly 23	5,000	5,000	1,140,000
MRH Incredi-Bundle	10,200	10,200	1,101,600
Series Essential Rose 20	10,000	10,000	1,050,000
Series The Royal Duet	5,100	5,100	1,030,200
Series Balletic	10,000	10,000	800,000
MRH Brandy 22	9,000	9,000	765,000
Series Collusion Illusion	25,000	25,000	750,000
Series Big Mel	6,000	6,000	726,000
Series Tamboz 21	6,500	6,500	669,500
Series Malibu Bonnie 23	10,000	8,381	662,099

See Report of Independent Auditor.

F-193

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Series Formidable Kitt	5,000	5,000	660,000
Series Patsys Kim 21	5,000	5,000	665,000
Series Elarose 21	10,000	10,000	640,000
Series Sarrocchi 21	5,000	5,000	640,000
Series Smart Shopping 21	5,000	5,000	635,000
Series Enchante 21	6,000	6,000	594,000
Series I'm A Looker 20	4,000	4,000	580,000
Series Knarsdale 21	5,100	5,100	571,200
Series Wayne O	6,000	6,000	570,000
Classic Colt Package	40	40	569,520
MRH Real Savvy	3,750	3,750	555,000
Series Co Cola 19	5,100	5,100	540,600
Series Lane Way	6,000	6,000	540,000
Series Who Runs the World	5100	5100	530,400
Series Race Hunter 19	10,000	10,000	520,000
Series Lovesick 21	13,333	13,333	519,987
Series Carrothers	5,100	5,100	515,100
Series Spanxamillion	5,000	2,941	511,734
Series Classic Cut	10,000	10,000	510,000
Series Keertana 18	5,100	5,100	510,000
Series Future Stars Stable	10,000	10,000	500,000
Series Le Relais 20	3,000	3,000	495,000
Series Song of Bernadette 20	5,100	5,100	494,700
Series Courtisane 19	10,000	10,000	490,000
Series Monomoy Girl	10,200	10,200	469,200
Series NY Exacta	2,000	2,000	456,000
Series Silverpocketsfull 19	5,100	5,100	453,900
Series You Make Luvin Fun 19	6,000	6,000	450,000
Series Going to Vegas	5,100	5,100	438,600
Series Blip Says Bye	10,000	5,386	420,108
Series Clair de Lune 22	5,000	5,000	415,000
Series Ari the Adventurer 19	5,100	5,100	433,500
Series Kindle 21	5,500	5,500	390,500
Series Sunny 18	6,000	6,000	390,000
Series Mo Mischief	5,100	5,100	382,500
Series Who'sbeeninmybed 19	5,100	5,100	377,400
Series Cayala 19	4,100	4,100	373,100
Series Wonder Upon a Star 19	10,000	10,000	370,000
Series Vow	2,000	2,000	358,000
Series Lost Empire 19	10,200	10,200	357,000
Series Song of Lark 21	2,550	2,550	349,350

See Report of Independent Auditor.

F-194

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Series MRH Alliford Bay 21	3,750	3,750	348,750
Series Echo Warrior 19	6,000	6,000	348,000
Series One Last Night 21	3,000	3,000	339,000
Series Grand Traverse Bay 19	750	750	335,250
Series Margarita Friday 19	2,000	2,000	332,000
Series My Fast One 20	2,000	2,000	330,000
Series Queen Amira 19	2,000	2,000	330,000
Series Miss Sakamoto	6,000	6,000	324,000
Series Storm Shooter	2,000	2,000	324,000
Series Tufnel	5,200	5,200	322,400
Series Blue Curl 22	5,100	5,100	413,100
Series Action Bundle	10,000	10,000	310,000
Series Jeanne's Speight 20	2,500	2,500	310,000
Series Mo Temptation	3,500	3,500	304,500
Series Naismith	2,000	2,000	304,000
Series Awe Hush 19	1,800	1,800	295,200
Series War Safe	2,000	2,000	292,000
Series Tell the Duchess 19	2,000	2,000	284,000
Series Mrs Whistler	2,000	2,000	274,000
Series Salute to America	1,000	1,000	273,000
Series MRH Adaay in Asia	5,100	5,100	418,200
Series Spirit 20	3,000	3,000	252,000
Series Into Summer 19	650	650	250,900
Series Edge Racing Summer Fun	50	50	250,000
Series Popular Demand	1,020	1,020	248,880
Series Margaret Reay 19	820	820	246,820
Series Fenwick Hall 20	1,200	1,200	242,400
Series Just Louise 19	1,020	1,020	233,580
Series Chasing the Moon 20	20	20	230,000
Series Got Stormy	5,100	5,100	229,500
Series Thirteen Stripes	1,000	1,000	229,000
Series Man Among Men	820	820	223,860
Series Tapitry 19	820	820	223,860
Series Edge Crown It 21	15	15	217,500
Series Moonbow 20	2,500	2,500	215,000
Series Desire Street 19	1,020	1,020	205,020
Series Ashlees Empire 20	3,000	3,000	201,000
Series Classofsixtythree 19	1,000	1,000	193,000
Series Martita Sangrita 17	600	600	192,000
Series Tizamagician	600	600	192,000
Series Our Miss Jones 19	1,200	1,200	187,200

See Report of Independent Auditor.

F-195

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Series Edge More Than Magic 21	12	12	180,000
Series Deep Cover	800	800	176,000
Series Frosted Oats	4,100	4,100	172,200
Series Mayan Milagra 19	20	20	170,000
Series Amandrea	550	550	162,250
Series Bajan Bashert	16	16	160,000
Series Gentleman Gerry	20	20	155,000
Series Heaven Street	20	20	150,000
Series Sweet Sweet Annie 19	20	20	150,000
Series Twirl Girl 21	20	20	150,000
Series Lazy Daisy	1,250	1,250	143,750
Series Latte Da 19	4,100	4,100	143,500
Series National Road	20	20	140,000
Series Northern Smile 20	20	20	140,000
Series Without Delay	20	20	140,000
Series Exonerated 19	820	820	138,580
Series Adjust 20	10	10	135,000
Series Two Trail Sioux 17	450	450	135,000
Series Edge High Speed Goldie 21	13	13	130,000
Series Yes This Time	10	10	129,520
Series Demogorgon	20	20	128,000
Series Tell All 19	12	12	126,000
Series Vertical Threat	600	600	126,000
Series Speightstown Belle 19	900	900	125,100
Series Dancing Crane	20	20	122,000
Series Midnight Sweetie 19	820	820	121,360
Series Our Jenny B	20	20	120,000
Series Power Up Paynter	600	600	114,000
Series Giant Mover 21	110	110	113,630
Series Arch Support 20	10	10	112,000
Series Daddy's Joy	600	600	108,000
Series Apple Down Under 19	600	600	103,800
Series Daring Dancer 20	750	750	101,250
Series Sirius Pursuit			208,270
Series Black Escort 19	20	20	100,000
Series Flora Dora 20	10	10	100,000
Series Sunsanddrinkinhand	20	20	100,000
Series Timeless Trick 20	12	12	93,000
Series Grand Traverse Bay 20	750	750	90,750
Series Motion Emotion	1,020	1,020	85,680
Series Social Dilemma	510	510	85,170

See Report of Independent Auditor.

F-196

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Series Athenian Beauty 19	1,800	1,800	84,600
Series Ambleside Park 19	410	410	84,050
Series New York Claiming Package	510	510	71,400
Series Consecrate 19	410	410	64,370
Series Escape Route	10	10	62,952
Series Street Band	50	50	61,500
Series Madiera Wine	20	20	50,000
Series Cairo Kiss	80	80	44,400
Series Squared Straight	150	150	40,500
Series Soul Beam	65	65	39,650
Series Bella Chica	100	100	38,000
Series De Mystique 17	250	250	35,000
Series Noble Goddess	300	300	33,000
Series Shake It Up Baby	250	250	32,500
Series Zestful	100	100	32,000
Series Miss Puzzle	125	125	31,250
Series Sauce On Side	125	125	30,000
Series Utalknboutpractice	100	100	30,000
Series Two Trail Sioux 17K	1	1	29,720
Series Takeo Squared	100	100	27,000
Series Kichiro	200	200	26,000
Series Kiana's Love	200	200	24,000
Series Nileist	45	45	23,850
Series Moonless Sky	200	200	22,000
Series Night of Idiots	80	80	20,000
Series Sigesmund	200	200	20,000
Series Tavasco Road	80	80	18,400
Series Madarnas	50	50	17,500
Series Swiss Minister	50	50	14,000
Series Bullion	25	25	11,750
Series Amers	75	75	10,500
Series Major Implications	20	20	4,600
Series Cuvier	1,250	–	–
Series Forever Rose	1,250	–	–
Series Ishvana 21	–	–	–
Series Palace Foal	510	–	–
MRH Blue Devil	5,100	1,112	83,400
Total Subscriptions	503,314	488,024	$53,145,920
Less: Distributions to Date			(15,312,045)
Net of Distributions			$37,833,875

See Report of Independent Auditor.

F-197

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

The members of each of the Company’s series have certain rights with respect to the membership series they are subscribed to. Each series generally holds a single horse asset. A series member is entitled to their pro rata share of the net profits derived from the horse asset held in that series after deduction of expense allocations and direct expenses attributable to the underlying horse asset, based on their percentage of the total outstanding membership interests in that series.

Distributions are recorded when declared. When a declared distribution is not yet paid as of a balance sheet date, it is recorded as a distribution payable liability. Distributions payable amounted to $126,015 and $271,292 as of December 31, 2024 and 2023, respectively.

The debts, obligations, and liabilities of the Company, whether arising in contract, tort, or otherwise, are solely the debts, obligations, and liabilities of the Company, and no member of the Company is obligated personally for any such debt, obligation, or liability.

NOTE 7: RELATED PARTY TRANSACTIONS

The Company’s Manager has advanced funds to and holds cash reserves on behalf of various of the Company’s series funds. See Note 4 for further discussions.

The Company has various loans outstanding with related parties, as described in Note 5.

Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

NOTE 8: RECENT ACCOUNTING PRONOUNCEMENTS

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted. The Company and each of its listed Series adopted this standard in 2022 and it had no effect on the Company’s consolidated and consolidating financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated and consolidating financial statements. As new accounting pronouncements are issued, the Company and each of its listed Series will adopt those that are applicable under the circumstances.

NOTE 9: COMMITMENTS, CONTINGENCIES, AND CONCENTRATIONS

Legal Matters

The Company and each of its listed Series is not currently involved with and does not know of any pending or threatening litigation against the Company, each of its listed Series, or its member.

See Report of Independent Auditor.

F-198

MY RACEHORSE CA LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the years then ended

Long-Term Debt

The Company acquired the horse asset in the MRH Palace Foal series via a $15,606 convertible profit participating loan from Michael Behrens, a principal of the Manager of the Company. The convertible profit participating loan that bears a 2.38 percent per annum interest rate is due either when the MRH Palace Foal series is fully subscribed or converted into the unsold units of the MRH Palace Foal.

During the time the convertible profit participating loan is outstanding, the underlying cash flow of the MRH Palace Foal series accrues to the loan holder.

NOTE 10: SUBSEQUENT EVENTS

Anticipated Crowdfunded Offering

The Company and each of its listed Series is planning to continue to raise capital through the issuance of securities exempt from registration under Regulation A in 2025.

Management’s Evaluation

Management has evaluated subsequent events through April 16, 2025, the date the consolidated and consolidating financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in these consolidated and consolidating financial statements.

See Report of Independent Auditor.

104

ITEM 8. EXHIBITS

Exhibit Number	Description
Exhibit 2.1	Articles of Organization (1)
Exhibit 2.2	Second Amended and Restated Series Limited Liability Company Agreement (5)
Exhibit 3.1	Series Agreement for Adaay in Asia (6)
Exhibit 3.2	Series Agreement for Bullish Sentiment 21 (6)
Exhibit 3.3	Series Agreement for Knarsdale 21 (6)
Exhibit 3.4	Series Agreement for Sweet as Sin (6)
Exhibit 3.5	Series Agreement for Alliford Bay 21 (6)
Exhibit 3.6	Series Agreement for Blues Corner 21 (6)
Exhibit 3.7	Series Agreement for Lovesick 21 (6)
Exhibit 3.8	Series Agreement for Tamboz 21 (6)
Exhibit 3.9	Series Agreement for Blue Curl (7)
Exhibit 3.10	Series Agreement for The New York Bred Bundle (9)
Exhibit 3.11	Series Agreement for The Incredi–Bundle (9)
Exhibit 3.12	Series Agreement for Blue Devil (9)
Exhibit 3.13	Series Agreement for Savvy Sassy 22 (7)
Exhibit 3.14	Series Agreement for Isahvana 21 (7)
Exhibit 3.15	Series Agreement for Brandy 22 (8)
Exhibit 3.16	Series Agreement for The New York Bred Bundle (9)
Exhibit 3.17	Series Agreement for Incredi-Bundle (9)
Exhibit 3.18	Series Agreement for Blue Devil (9)
Exhibit 3.19	Series Agreement for Clair De Lune 22 (10)
Exhibit 3.20	Series Agreement for Formidable Kitt 22 (11)
Exhibit 3.21	Series Agreement for Stylishly 23 (12)
Exhibit 3.22	Series Agreement for Malibu Bonnie 23 (12)
Exhibit 3.23	Series Agreement for Spanxamillion 23 (12)
Exhibit 3.24	Series Agreement for Blip Says Bye 23(13)
Exhibit 3.25	Series Agreement for Seeking A Star 23 (14)
Exhibit 3.26	Series Agreement for STG Broodmare Band (15)
Exhibit 3.27	Series Agreement for Thank You Note 23 (16)
Exhibit 3.28	Series Agreement for Magic Belle 23 (16)
Exhibit 6.1	Management Services Agreement by and between My Racehorse CA LLC and Experiential Squared, Inc. (1)
Exhibit 6.2	Broker–Dealer Agreement by and between My Racehorse CA LLC and Dalmore Group, LLC (2)
Exhibit 6.3	Vertalo Subscription Agreement by and between My Racehorse CA LLC and Vertalo, Inc. (3)
Exhibit 6.4	First Amendment to Management Services Agreement by and between My Racehorse CA LLC and Experiential Squared, Inc.(4)
Exhibit 6.5	Form of Equine Co–Ownership Agreement for La Cuvee 21– Series Royal Duet (6)
Exhibit 6.6	Profit Participation Convertible Promissory Note for Adaay in Asia (6)
Exhibit 6.7	Equine Co–Ownership Agreement for Adaay in Asia (6)
Exhibit 6.8	Profit Participation Convertible Promissory Note for Bullish Sentiment 21 (6)
Exhibit 6.9	Profit Participation Convertible Promissory Note for Seismic Beauty (6)
Exhibit 6.10	Equine Co–Ownership Agreement for Seismic Beauty (6)
Exhibit 6.11	Profit Participation Convertible Promissory Note for Sweet as Sin (6)
Exhibit 6.12	Equine Co–Ownership Agreement for Sweet as Sin (6)
Exhibit 6.13	Profit Participation Convertible Note for Alliford Bay 21 (6)
Exhibit 6.14	Equine Co–Ownership Agreement for Alliford Bay 21 (6)
Exhibit 6.15	Profit Participation Convertible Note for Blues Corner 21 (6)
Exhibit 6.16	Profit Participation Convertible Note for Lovesick 21 (6)
Exhibit 6.17	Equine Co–Ownership Agreement for Lovesick 21 (6)
Exhibit 6.18	Profit Participation Convertible Note for Tamboz 21 (6)
Exhibit 6.19	Equine Co–Ownership Agreement for Tamboz 21 (6)
Exhibit 6.20	Profit Participation Convertible Note for Blue Curl 22 (7)

105

Exhibit 6.21	Equine Co–Ownership Agreement for Blue Curl 22 (7)
Exhibit 6.22	Profit Participation Convertible Note for Bitter Lemon 22 (9)
Exhibit 6.23	Equine Co–Ownership Agreement for Bitter Lemon 22 (9)
Exhibit 6.24	Profit Participation Convertible Note for Downdraft 22 (9)
Exhibit 6.25	Equine Co–Ownership Agreement for Downdraft 22 (9)
Exhibit 6.26	Profit Participation Convertible Note for Bares Tripper 22 (9)
Exhibit 6.27	Equine Co–Ownership Agreement for Bares Tripper 22 (9)
Exhibit 6.28	Profit Participation Convertible Note for Hoopskirt 22 (9)
Exhibit 6.29	Equine Co–Ownership Agreement for Hoopskirt 22 (9)
Exhibit 6.30	Profit Participation Convertible Note for Princess Samurai 22 (9)
Exhibit 6.31	Equine Co–Ownership Agreement for Princess Samurai 22 (9)
Exhibit 6.32	Profit Participation Convertible Note for Incredible (9)
Exhibit 6.33	Equine Co–Ownership Agreement for Incredible (9)
Exhibit 6.34	Profit Participation Convertible Note for Nina Fever 22 (9)
Exhibit 6.35	Equine Co–Ownership Agreement for Nina Fever 22 (9)
Exhibit 6.36	Profit Participation Convertible Note for Blue Devil (9)
Exhibit 6.37	Equine Co–Ownership Agreement for Blue Devil (9)
Exhibit 6.38	OID Convertible Note for Clair De Lune 22 (10)
Exhibit 6.39	Profit Participation Convertible Note for Brandy 22 (8)
Exhibit 6.40	Equine Co-Ownership Agreement for Brandy 22 (8)
Exhibit 6.41	OID Convertible Note for Formidable Kitt 22 (11)
Exhibit 6.42	OID Convertible Note for Stylishly 23 (12)
Exhibit 6.43	OID Convertible Note for Malibu Bonnie 23 (12)
Exhibit 6.44	OID Convertible Note for Spanxamillion 23 (12)
Exhibit 6.45	OID Convertible Note for Blip Says Bye 2023(13)
Exhibit 6.46	OID Convertible Note for Seeking A Star 23 (14)
Exhibit 6.47	Equine Co-Ownership Agreement for Joke Sisi (15)
Exhibit 6.48	Equine Co-Ownership Agreement for Natural Beauty (15)
Exhibit 6.49	Equine Co-Ownership Agreement for Tiffany’s Mo (15)
Exhibit 6.50	OID Convertible Note for STG Broodmare Band (15)
Exhibit 6.51	OID Convertible Note for Thank You Note 23 (16)
Exhibit 6.52	OID Convertible Note for Magic Belle 23 (16)
Exhibit 6.53	Equine Co-Ownership Agreement for Magic Belle 23 (16)
Exhibit 6.54	Purchase and Sale Agreement for Straight No Chaser by and between My Racehorse CA LLC Series Margarita Friday 19, a Nevada series limited liability company and Winstar Farm, LLC, Glen Hill Farm, LLC, and certain additional purchasers, dated March 28, 2025. (17)
Exhibit 6.55	Purchase and Sale Agreement for Seize the Grey by and between My Racehorse CA LLC Series Smart Shopping 2021, a Nevada series limited liability company and Gainesway Thoroughbreds Ltd., a Kentucky corporation, dated July 9, 2024. (18)

 __________________

*	Filed herewith.

(1)	Filed with the Company’s Form 1–A dated September 10, 2018 and incorporated by reference herein.
(2)	Filed with the Company’s Post Qualification Amendment No. 13 to Form 1–A dated July 15, 2020 and incorporated by reference herein.
(3)	Filed with the Company’s Post Qualification Amendment No. 32 to Form 1–A dated January 11, 2022 and incorporated by reference herein.
(4)	Filed with the Company’s Form 1–A dated February 22, 2022 and incorporated by reference herein.
(5)	Filed with the Company’s Post Qualification Amendment No. 1 to Form 1–A dated May 6, 2022 and incorporated by reference herein.
(6)	Filed with the Company’s Post Qualification Amendment No. 10 to Form 1–A, dated May 3, 2023 and incorporated by reference herein.
(7)	Filed with the Company’s Post Qualification Amendment No. 14 to Form 1–A, dated October 13, 2023 and incorporated by reference herein.

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(8)	Filed with the Company’s Post Qualification Amendment No. 15 to Form 1-A, dated October 27, 2023 and incorporated by reference.
(9)	Filed with the Company’s Post Qualification Amendment No. 16 to Form 1-A, dated December 12, 2023 and incorporated by reference.
(10)	Filed with the Company’s Post Qualification Amendment No. 18 to Form 1-A, dated June 24, 2024 and incorporated by reference.
(11)	Filed with the Company’s Post Qualification Amendment No. 19 to Form 1-A, dated July 29, 2024 and incorporated by reference herein.
(12)	Filed with the Company’s Post Qualification Amendment No. 20 to Form 1-A, dated August 22, 2024 and incorporated by reference herein.
(13)	Filed with the Company’s Post Qualification Amendment No. 21 to Form 1-A, dated November 13, 2024 and incorporated by reference herein.
(14)	Filed with the Company’s Post Qualification Amendment No. 22 to Form 1-A, dated December 11, 2024 and incorporated by reference herein.
(15)	Filed with the Company’s Post Qualification Amendment No. 23 to Form 1-A, dated January 14, 2025 and incorporated by reference herein.
(16)	Filed with the Company’s Post Qualification Amendment No. 24 to Form 1-A, dated March 19, 2025 and incorporated by reference herein.
(17)	Filed with the Company’s Current Report on Form 1-U, dated April 3, 2025 and incorporated by reference herein.
(18)	Filed with the Company’s Current Report on Form 1-U/A, dated July 15, 2024 and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 28, 2025	MY RACEHORSE CA LLC

By: Experiential Squared, Inc., its Manager

By: /s/ Michael Behrens
Name: Michael Behrens
Title: Chief Executive Officer

Pursuant to the requirements of Regulation A, this report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Behrens Name: Michael Behrens	Chief Executive Officer, Chief Financial Officer and Secretary of Experiential Squared, Inc. (Principal Executive Officer and Principal Financial Officer)	April 28, 2025
MY RACEHORSE CA LLC By: /s/ Michael Behrens Name: Michael Behrens Title: Chief Executive Officer	Manager	April 28, 2025

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